Driehaus International Discovery Fund

December 17, 2014

Dear Shareholder:

As a shareholder of Driehaus International Discovery Fund, you are being asked to consider and approve the proposed reorganization of the Driehaus International Discovery Fund into the Driehaus International Small Cap Growth Fund (together with the Driehaus International Discovery Fund, the “Funds”), both series of the Driehaus Mutual Funds (the “Trust”). The Board of Trustees of the Trust recommends that you vote for the reorganization. The reorganization will allow you to continue your investment in the Driehaus Mutual Funds in a Fund with the same investment objective, similar investment strategies and restrictions and a better performance record.

The Funds’ adviser, Driehaus Capital Management LLC, is paying all costs of the reorganization. We urge you to vote FOR the reorganization, which will not occur unless the Funds receive an opinion of counsel to the effect that it will qualify as a tax-free reorganization for federal income tax purposes.

A proxy statement/prospectus, as well as a question and answer sheet to address frequently asked questions, are enclosed to provide you additional information about the reorganization. On February 11, 2015, there will be a Special Meeting of Shareholders to consider the reorganization.

If you have any questions regarding the reorganization or need assistance in voting, please call Driehaus Capital Management LLC’s Relationship Management Department at (888) 636-8835.

Sincerely,

Robert H. Gordon
President
DRIEHAUS MUTUAL FUNDS

In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide or speak to a live operator. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Question and Answer Sheet

Q.	Why am I receiving this proxy statement/prospectus?

A.	You are receiving this proxy statement/prospectus because you are a shareholder of the Driehaus International Discovery Fund. All shareholders of record of the Driehaus International Discovery Fund as of the close of business on November 28, 2014 are being asked to consider and approve the proposed reorganization of the Driehaus International Discovery Fund into the Driehaus International Small Cap Growth Fund (together with the Driehaus International Discovery Fund, the “Funds”), both series of the Driehaus Mutual Funds (the “Trust”).

Q.	Why has the reorganization been proposed for the Driehaus International Discovery Fund?

A.	Driehaus Capital Management LLC (“DCM” or the “Adviser”), the Funds’ investment adviser, has proposed the reorganization as a part of a plan to address the lack of expected asset growth and relatively poor performance of the Driehaus International Discovery Fund. The reorganization will allow you to continue your Driehaus Mutual Funds investment in a Fund with an identical investment objective, similar investment strategies and restrictions and a better performance record. The key difference between the two Funds is that the Driehaus International Discovery Fund has no restriction on the market capitalization of the companies whose securities it may buy, while the Driehaus International Small Cap Growth Fund must, under normal market conditions, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small-capitalization companies. Although the Driehaus International Small Cap Growth Fund has a higher management fee, the combined Fund is expected to have lower non-management fee expenses than the Driehaus International Discovery Fund. The combined Fund’s total expense ratio is expected to be higher than the Driehaus International Discovery Fund.

Q.	What is the Board’s recommendation?

A.	The Trust’s Board of Trustees (the “Board”) recommends that you vote FOR the reorganization.

Q.	Why is my vote important?

A.	For the reorganization to be approved, a majority of the shares of the Driehaus International Discovery Fund entitled to vote, present in person or by proxy, must vote FOR the reorganization. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Q.	When would the reorganization take place?

A.	If approved at the Special Meeting of Shareholders on February 11, 2015, the reorganization is expected to occur on or after March 9, 2015, and as soon as practicable after shareholder approval is obtained.

Q.	Will I receive new shares in exchange for my current shares?

A.	Yes. Upon approval and completion of the reorganization, your shares of the Driehaus International Discovery Fund will be exchanged for shares of the Driehaus International Small Cap Growth Fund.

Q.	Who is paying the costs of the reorganization?

A.	DCM is paying all the costs of the reorganization, including the preparation, filing, printing and mailing of the proxy statement/prospectus, accounting and legal fees, costs of solicitation and other administrative or operational costs related to the reorganization, regardless of whether the transaction closes. DCM also will pay any explicit transaction costs related to Driehaus International Discovery Fund’s sale of portfolio holdings that are required in order to comply with Driehaus International Small Cap Growth Fund’s investment policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of non-U.S. small capitalization companies.

Q.	Will the reorganization create a taxable event for me?

A.	The reorganization will not occur unless the Funds receive an opinion of counsel to the effect that it will qualify as a reorganization for federal income tax purposes, so that you will recognize no gain or loss as a direct result of the reorganization. Prior to the closing of the reorganization, the Driehaus International Discovery Fund expects to distribute all its net investment income and net capital gains, if any. Such a distribution may be taxable to you for federal income tax purposes.

Q.	Will the reorganization change my privileges as a shareholder?

A.	No. The shareholder privileges available to you after the reorganization will be the same as those you currently enjoy.

Q.	How will the reorganization affect the value of my investment?

A.	The value of your investment will not change as a result of the reorganization. On the closing date you will receive a number of shares with the same aggregate value as you held immediately before the reorganization.

Q.	How can I vote?

A.	You may vote in any one of several ways. You may sign, date and return your proxy card in the enclosed postage-paid envelope, you may vote by telephone or on the Internet (see enclosed proxy card for voting instructions), or you may vote in person at the Special Meeting. If you submit a proxy and wish to change your vote, you may withdraw it at the Meeting and then vote in person or you may submit a superseding vote by mail, telephone or on the Internet.

Q.	What happens if the reorganization is not approved?

A.	The proposed reorganization will occur only if the shareholders approve the proposal. If shareholders do not approve the reorganization, the Driehaus International Discovery Fund will continue in existence and the Board may take other action, such as liquidating the Driehaus International Discovery Fund.

DRIEHAUS MUTUAL FUNDS

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

DRIEHAUS INTERNATIONAL DISCOVERY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 11, 2015

Notice is hereby given that a Special Meeting of Shareholders of the Driehaus International Discovery Fund, a series of Driehaus Mutual Funds, will be held at the offices of Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, on February 11, 2015 at 10:00 a.m. Central time, for the purposes of considering the proposal set forth below:

To approve an Agreement and Plan of Reorganization (which is attached hereto as Exhibit A) providing for the transfer of all of the assets and all of the liabilities of the Driehaus International Discovery Fund to the Driehaus International Small Cap Growth Fund solely in exchange for shares of the Driehaus International Small Cap Growth Fund. The shares so received will be distributed to shareholders of the Driehaus International Discovery Fund in complete liquidation of the Driehaus International Discovery Fund and the Driehaus International Discovery Fund will be terminated as soon as practicable thereafter. These actions are referred to as the “Reorganization.”

Shareholders of record of the Driehaus International Discovery Fund as of the close of business on November 28, 2014 are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF DRIEHAUS MUTUAL FUNDS. YOU MAY EXECUTE THE PROXY CARD AS DESCRIBED ON THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,

Diane J. Drake
Secretary
DRIEHAUS MUTUAL FUNDS

December 17, 2014

PROXY STATEMENT/PROSPECTUS

DATED DECEMBER 17, 2014

RELATING TO THE ACQUISITION OF THE ASSETS

AND ASSUMPTION OF THE LIABILITIES OF

DRIEHAUS INTERNATIONAL DISCOVERY FUND

BY AND IN EXCHANGE FOR SHARES OF

DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND

DRIEHAUS MUTUAL FUNDS

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

(800) 560-6111

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Driehaus Mutual Funds (the “Trust”) in connection with the Special Meeting of Shareholders (the “Meeting”) of the Driehaus International Discovery Fund (the “Target Fund”), to be held on February 11, 2015 at 10:00 a.m. Central time at the offices of Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611. At the Meeting, shareholders of the Target Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, which is attached hereto as Exhibit A (the “Reorganization Agreement”), that will result in the transfer of all the assets and liabilities of the Target Fund to the Driehaus International Small Cap Growth Fund (the “Acquiring Fund”) solely in exchange for voting shares of beneficial interest (“shares”) of the Acquiring Fund and the distribution of the shares so received to shareholders of the Target Fund in complete liquidation of the Target Fund followed by the termination of the Target Fund as soon as practicable thereafter (the “Reorganization”). The Acquiring Fund and the Target Fund are collectively referred to as the “Funds.”

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Reorganization Agreement provides that the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal in value to the aggregate net assets of the Target Fund as of the close of the New York Stock Exchange on the business day immediately prior to the closing date (the “Valuation Time”). The closing shall occur on or after March 9, 2015 or such other date as the parties may agree (the “Closing Date”).

On or as soon as is practicable after the Closing Date, the Target Fund will make a liquidating distribution to its shareholders of the Acquiring Fund’s shares received so that a holder of shares in the Target Fund will receive a number of shares of the Acquiring Fund with the same aggregate net asset value as the shares the shareholder had in the Target Fund, in each case determined as of the Valuation Time. If the Reorganization is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and the Target Fund will be terminated.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Driehaus Capital Management LLC (“DCM”) is the investment adviser to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent to the Funds. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, serves as the distributor of the Funds.

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This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Target Fund should know before voting on the Reorganization, and should be retained for future reference.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference: (i) the prospectus of the Funds and other equity funds of the Trust, dated April 30, 2014, as supplemented through the date of this Proxy Statement/Prospectus, a copy of which is included with this Proxy Statement/Prospectus; (ii) the statement of additional information of the Funds and other equity funds of the Trust, dated April 30, 2014, as supplemented through the date of this Proxy Statement/Prospectus; (iii) the statement of additional information relating to the Reorganization, dated December 17, 2014 (the “Merger SAI”); (iv) the unaudited financial statements of the Funds included in the Semi-Annual Report of the Funds and other equity funds of the Trust for the period ended June 30, 2014; and (v) the audited financial statements of the Funds included in the Annual Report of the Funds and other equity funds of the Trust for the fiscal year ended December 31, 2013. A copy of the Acquiring Fund’s unaudited financial statements for the period ended June 30, 2014 is included with this Proxy Statement/Prospectus. Only information relating to the Funds is incorporated by reference and no other parts of the prospectus, statement of additional information or semi-annual report are incorporated by reference herein.

Shareholders may receive free copies of the Funds’ annual report, semi-annual report, prospectus, statement of additional information or the Merger SAI without charge by writing to Driehaus Mutual Funds, P.O. Box 9817, Providence, Rhode Island 02940, or by calling toll-free (800) 560-6111. Copies of certain of these documents are also available on the Funds’ website at http://www.driehaus.com/Fund-Reports.php.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports, proxy statements and other information with the SEC. You may review and copy information about the Funds, including the prospectus and the statement of additional information (for a duplication fee), at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). You may call the SEC at (202)551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Share of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This Proxy Statement/Prospectus is expected to be sent to shareholders beginning on or about December 29, 2014.

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SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment goals, policies and restrictions, investment risks, and distribution, purchase, exchange and redemption procedures of the Driehaus International Discovery Fund (or the “Target Fund”) and the Driehaus International Small Cap Growth Fund (or the “Acquiring Fund”). It is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the enclosed prospectus.

The Reorganization

Background. Pursuant to the Reorganization Agreement (which is attached hereto as Exhibit A), the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund. The Target Fund will distribute the shares that it receives to its shareholders in complete liquidation of the Target Fund and will thereafter be terminated. The result of the Reorganization is that shareholders of the Driehaus International Discovery Fund will become shareholders of the Driehaus International Small Cap Growth Fund. No sales charges will be imposed in connection with the Reorganization.

The Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at a meeting held on October 23, 2014. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see “Reasons for the Reorganization”), the Board has concluded that the Reorganization would be in the best interests of each Fund, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. If the Reorganization is not approved by shareholders, the Target Fund will continue in existence and other action may be taken by the Board, such as liquidating the Target Fund. The Board recommends that you vote for the approval of the Reorganization.

Reasons for the Reorganization. In reaching its decision, the Board considered the following factors: (1) the Acquiring Fund has an identical investment objective and similar investment strategies and restrictions as those of the Target Fund; (2) the Reorganization will allow Target Fund shareholders to continue their investment in the Driehaus Mutual Funds in a Fund with a better performance record; (3) the combined Fund is expected to have a larger asset base and a lower non-management fee expense ratio than each of the Target Fund and the Acquiring Fund; (4) the various alternatives to the Reorganization (e.g., liquidation of the Target Fund); (5) the Adviser has agreed to pay the costs of the Reorganization; and (6) the Reorganization will qualify as a reorganization for U.S. federal income tax purposes, resulting in no gain or loss being recognized by the Target Fund or its shareholders as a direct result of the Reorganization.

Federal Income Tax Consequences. The Reorganization will not occur unless the Funds receive an opinion of counsel to the effect that it will qualify as a tax-free reorganization for federal income tax purposes . If the Reorganization so qualifies, neither the Target Fund nor its shareholders will recognize any gain or loss as a direct result of the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion from counsel to the Trust substantially to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. However, each Fund’s portfolio securities are subject to adjustments in the ordinary course of business prior to, or in anticipation of, the Reorganization. In connection with the Reorganization, it is currently expected that a portion of the Target Fund’s portfolio assets (approximately 35%) will be sold prior to the consummation of the Reorganization so that the Acquiring Fund will continue to meet the requirement that 80% of its net assets (plus the amount of borrowings for investment purposes) be invested in the equity securities of non-U.S. small capitalization companies. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the Reorganization and will be at the discretion of the Adviser. The extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund will be determined consistent with the Acquiring Fund’s investment objective, strategies and policies and in the best interests of each Fund’s shareholders (including former shareholders of the Target Fund). Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Funds may result in a capital gain or loss for the Funds. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available tax loss carryforwards. It is currently estimated that such portfolio repositioning would have resulted in realized capital gains of approximately $3.8 million, if such sales occurred as of November 30, 2014. Taking into account capital losses and capital loss carryforwards expected to be available to offset such realized gains, it is currently estimated that the Target Fund will not be required to make a capital gain distribution to its shareholders as result of such portfolio repositioning. It is also currently estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, of approximately $20,000. However, DCM has agreed to pay these brokerage and other transaction costs.

Distributions. Before the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any, to its shareholders. Such distributions may be taxable to the Target Fund’s shareholders for federal income tax purposes.

The Trust

The Trust is an open-end management investment company, which offers redeemable shares in different series. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 (the “Declaration of Trust”). The Trust may issue an unlimited number of shares in one or more series or classes as the Board may authorize. The Driehaus International Discovery Fund commenced operations on December 31, 1998. After succeeding to the assets of the Driehaus International Opportunities Fund, L.P., the Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

Investment Goals, Strategies and Restrictions

This section will help you compare the investment goals, strategies and restrictions of the Acquiring Fund with those of the Target Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds’ prospectus.

The Funds have identical investment objectives and similar investment strategies and restrictions. As discussed below, the key difference between the two Funds is that the Target Fund has no restriction on the market capitalization of the companies whose securities it may buy, while the Acquiring Fund must, under normal market conditions, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small-capitalization companies.

Both Funds seek to maximize capital appreciation. Both Funds use a growth style of investment in equity securities, including common and preferred stocks, American Depositary Receipts and Global Depositary Receipts. For the Driehaus International Discovery Fund, there are no restrictions on the capitalization of companies whose securities the Fund may buy. Under normal market conditions, the

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Driehaus International Discovery Fund invests substantially all (no less than 65%) of its assets in at least three countries other than the United States. Under normal market conditions, the Driehaus International Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small capitalization companies. The Adviser currently considers non-U.S. small capitalization companies to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the MSCI All Country World ex USA Small Cap Growth Index. As of April 30, 2014, approximately 92% of the MSCI All Country World ex USA Small Cap Growth Index consisted of companies with a market capitalization of less than $5 billion. In addition, while the Driehaus International Small Cap Growth Fund invests primarily in the equity securities of non-U.S. companies, it may invest up to a maximum of 20% of its assets in equity securities of U.S. companies.

Both Funds may invest substantial portions of their assets in emerging markets from time to time and in companies with limited operating histories. Both Funds also invest in a low number of issuers, making them both non-diversified funds.

Investment decisions for both Funds’ growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. This decision involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The decision is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. Both Funds sell holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

The Funds also have identical investment restrictions, except that the Driehaus International Small Cap Growth Fund has an additional non-fundamental investment restriction to invest, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of non-U.S. small capitalization companies (the “Names Rule Requirement”).

Investment Risks

An investment in the Driehaus International Discovery Fund is subject to the same types of risks as an investment in the Driehaus International Small Cap Growth Fund, except that the Driehaus International Discovery Fund is also subject to medium-sized company risk. Below are the main risks of investing in the Driehaus International Small Cap Growth Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the United States involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on

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foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies.

Emerging Market Risk. The Fund invests in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

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Fees and Expenses

The following comparative fee table shows the fees for the Driehaus International Discovery Fund and the Driehaus International Small Cap Growth Fund as of December 31, 2013. The pro forma fees and expenses show the Driehaus International Small Cap Growth Fund’s fees assuming that the Reorganization occurred on June 30, 2014.

Shareholder Fees and Annual Operating Expenses

(As a Percentage of Average Net Assets)

Because all Driehaus Mutual Funds are no-load investments, neither the Driehaus International Small Cap Growth Fund nor the Driehaus International Discovery Fund charges any shareholder fees (such as sales loads) when you buy or sell shares of the Funds unless you sell your shares within 60 days after purchase. In that case, the Funds’ redemption fee of 2.00% of the amount redeemed may apply. Effective January 1, 2014, the Driehaus International Discovery Fund’s annual management fee was reduced from 1.35% (on the first $1 billion of average daily net assets and 1.25% thereafter) to 1.25% (on all assets) of average daily net assets.

This table describes the fees and expenses that you pay if you buy and hold Fund shares.

	Driehaus International Discovery Fund		Driehaus International Small Cap Growth Fund	Pro Forma – Driehaus International Small Cap Growth Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None		None	None
Maximum Deferred Sales Charge	None		None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None		None	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%		2.00%	2.00%
Exchange Fee	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25	%(1)	1.50%	1.50%
Other Expenses	0.30%		0.23%	0.20%

Total Annual Fund Operating Expenses	1.55%		1.73%	1.70%

(1)	The management fee has been restated to reflect the reduction in the rate, effective January 1, 2014.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain

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the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Driehaus International Discovery Fund	$158	$490	$845	$1,845
Driehaus International Small Cap Growth Fund	$176	$545	$939	$2,041
Pro Forma – Driehaus International Small Cap Growth Fund	$173	$536	$923	$2,009

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the most recent fiscal year, the Driehaus International Discovery Fund’s portfolio turnover rate was 156% of the average value of its portfolio and the Driehaus International Small Cap Growth Fund’s portfolio turnover rate was 320% of the average value of its portfolio.

Investment Adviser

Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is the investment adviser to the Funds. DCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. DCM was organized in 1982 and as of November 30, 2014 managed approximately $11 billion in assets. DCM is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board.

The Driehaus International Discovery Fund currently is managed by Joshua Rubin. Prior to assuming sole portfolio manager responsibilities on September 12, 2014, Mr. Rubin served as an assistant portfolio manager of the Fund since May 1, 2013. Mr. Rubin has responsibility for making investment decisions on behalf of the Fund. Mr. Rubin earned a B.S.F.S. in International Politics from Georgetown University. Prior to joining the Adviser in 2012, Mr. Rubin was a portfolio manager for Marsico Capital Management where he co-managed an emerging markets mutual fund. He also served as an emerging markets senior analyst, leading the global energy, industrials and materials research efforts for Marsico’s six other funds. Prior to this role, Mr. Rubin was an analyst at the investment bank George K. Baum & Company.

David Mouser has assisted in the management of Driehaus International Small Cap Growth Fund since its inception on September 17, 2007 and became the lead portfolio manager on May 1, 2012. Mr. Mouser is responsible for making investment decisions on behalf of the Fund. Since September, 2005, Mr. Mouser was the assistant portfolio manager for the Driehaus International Opportunities Fund, L.P., the predecessor limited partnership to the Fund. Mr. Mouser joined the Adviser in 1999 upon completion of his B.S. degree in Finance from the University of Dayton. Prior to assuming portfolio management responsibilities, Mr. Mouser was an investment analyst with the Adviser.

Daniel Burr has been the co-portfolio manager for the Driehaus International Small Cap Growth Fund since May 1, 2014. He has responsibility for making investment decisions on behalf of the Fund. Mr. Burr received his B.S. in applied economics and business management from Cornell University in 2000 and completed his M.B.A. in 2006 with concentrations in finance and accounting from the University of Chicago Booth School of Business. Mr. Burr began his career at First Manhattan Consulting Group as an analyst from 2000 to 2001. Prior to joining Driehaus in 2013, Mr. Burr worked

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at Oberweis Asset Management, leaving with the title of senior international equity analyst. He joined the Adviser in 2013 as an investment analyst to the Fund prior to becoming co-portfolio manager.

Ryan Carpenter has been the assistant portfolio manager of the Driehaus International Small Cap Growth Fund since May 1, 2010. He has investment decision-making responsibilities for the Fund, subject to Messrs. Mouser’s and Burr’s approval. Mr. Carpenter joined the Adviser in 2007, upon completion of his B.A. degree in Finance from the University of Illinois at Chicago. Mr. Carpenter is also the portfolio manager for the Adviser’s International Realty strategy. Prior to assuming portfolio management responsibilities, Mr. Carpenter was an investment analyst with the Adviser.

Messrs. Mouser, Burr and Carpenter will continue managing the Driehaus International Small Cap Growth Fund following the Reorganization.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds.

Investment Advisory Fees

Each Fund pays the Adviser an annual investment management fee on a monthly basis as follows:

Fund	As a percentage of average daily net assets
Driehaus International Discovery Fund	1.25%
Driehaus International Small Cap Growth Fund	1.50%

Performance

The bar charts and tables provide some indication of the risks of investing in the Funds. The bar charts shows the volatility—or variability—of a Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The tables show a Fund’s average annual total returns for certain time periods compared to the returns of one or more broad-based securities indices. Of course, a Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling (800) 560-6111.

The Driehaus International Small Cap Growth Fund’s performance shown below includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Predecessor Limited Partnership was established on August 1, 2002 and the Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the 1940 Act, and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Driehaus International Small Cap Growth Fund. After-tax performance returns are not included for the Predecessor Limited Partnership. The Predecessor Limited Partnership was not a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies.

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The tables show returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Annual Returns for the Years Ended December 31 – Driehaus International Discovery Fund

During the periods shown in the bar chart, the highest return for a quarter was 26.81% (quarter ended 6/30/09) and the lowest return for a quarter was –33.41% (quarter ended 9/30/08).

Annual Returns for the Years Ended December 31 – Driehaus International Small Cap Growth Fund

During the periods shown in the bar chart, the highest return for a quarter was 24.89% (quarter ended 6/30/09) and the lowest return for a quarter was –29.85% (quarter ended 9/30/08).

Average Annual Total Returns as of December 31, 2013

	1 year	5 years	10 years
Driehaus International Discovery Fund
Returns Before Taxes	17.09%	12.78%	7.36%
Returns After Taxes and Distributions	17.09%	12.66%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares	9.68%	10.23%	5.98%
MSCI All Country World ex USA Growth Index (reflects no deductions for fees, expenses or taxes)	15.86%	13.28%	7.70%
MSCI All Country World ex USA Index (reflects no deductions for fees, expenses or taxes)	15.78%	13.32%	8.03%

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Average Annual Total Returns as of December 31, 2013

	Fund Only			Including Predecessor Limited Partnership
	1 year	5 years	Since Inception (9/17/07- 12/31/13)	10 Years
Driehaus International Small Cap Growth Fund
Returns Before Taxes	29.24%	20.33%	5.57%	14.90%
Returns After Taxes and Distributions	24.54%	19.37%	4.25%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	18.07%	16.38%	3.88%	N/A
MSCI All Country World ex USA Small Cap Growth Index (reflects no deductions for fees, expenses or taxes)	18.82%	18.77%	2.18%	9.50%

The Funds’ Purchase, Exchange and Redemption Procedures

The Driehaus International Small Cap Growth Fund is closed to new investors. An investor may purchase Driehaus International Small Cap Growth Fund shares and reinvest dividends and capital gains they receive on holdings of Fund shares in additional shares of the Fund if they are:

•	A current Fund shareholder;

•	A participant in a qualified retirement plan that offers the Fund as an investment option or that has the same or a related plan sponsor as another qualified retirement plan that offers the Fund as an investment option; or

•	A financial advisor or registered investment adviser whose clients have Fund accounts.

Investors may open a new account in the Driehaus International Small Cap Growth Fund if they:

•	Are an employee of the Adviser or its affiliates or a Trustee of the Trust;

•	Exchange shares of another Driehaus Mutual Fund for shares of the Fund;

•	Hold shares of the Fund in another account, provided the new account and the existing account are registered under the same address of record, the same primary Social Security Number or Taxpayer Identification Number, the same name(s), and the same beneficial owner(s); or

•	Are a financial advisor or registered investment adviser whose clients have Fund accounts.

These restrictions apply to investments made directly through Driehaus Securities LLC, the Funds’ distributor, as well as investments made through intermediaries. Intermediaries that maintain omnibus accounts are not allowed to open new sub-accounts for new investors unless the investor meets the criteria listed above. Once an account is closed, additional investments will not be accepted unless the investor meets the criteria listed above. Investors may be required to demonstrate eligibility to purchase

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shares of the Fund before an investment is accepted. The Driehaus International Small Cap Growth Fund reserves the right to (i) eliminate any of the exceptions listed above and impose additional restrictions on purchases of Fund shares; and (ii) make additional exceptions that, in its judgment, do not adversely affect the Adviser’s ability to manage the Fund.

Generally, the procedures for purchasing, redeeming and exchanging shares of the Funds are identical.

Purchase Procedures. Shares of each Fund may be purchased directly from Driehaus Mutual Funds by mail, telephone or wire. Shares may also be purchased through investment dealers or other financial institutions.

The minimum initial purchase requirement for both Funds is $10,000 for regular accounts and $2,000 for IRAs. The minimum subsequent purchase requirement is $2,000 for regular accounts, $500 for IRA accounts, $100 for the automatic investment plan (monthly) and $300 for the automatic investment plan (quarterly).

Fund shares may be purchased at a price per share equal to the net asset value (“NAV”) next calculated after receipt of your purchase in good form. The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 3:00 p.m. Central time) on each day the NYSE is open for trading. The NAV per share is determined by dividing the difference between the values of a Fund’s assets and liabilities by the number of its shares outstanding.

Exchange Privileges. Shares of a Fund that have been held for the applicable escrow period may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the Fund(s) has (have) the same transfer agent, is (are) available for purchase, the Fund(s) to be acquired is (are) registered for sale in the investor’s state of residence and they have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of a Fund’s shares are also applicable to exchanging shares, including the prices that investors receive and pay for the shares they exchange. Shareholders will automatically have the ability to exchange shares of any Driehaus Mutual Fund, subject to the qualifications noted above, by telephone unless a shareholder indicates on their application that they do not want this privilege. The Funds reserve the right to limit the number of exchanges between Funds and to reject any exchange order. The Funds reserve the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, an exchange is treated the same as a sale and a shareholder may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares exchanged. The 2.00% redemption fee also applies to shareholders who exchange their shares for any other Driehaus Mutual Fund shares within 60 days of purchase.

Redemption Procedures. Shareholders may redeem shares by mail, telephone or wire. Redemptions are made at a Fund’s net asset value per share next calculated after receipt of a redemption order in good form. If a shareholder’s account balance drops below $5,000 due to redemptions ($1,500 for IRA Accounts), the Funds or an authorized financial institution may redeem the shareholder’s remaining shares and close the account. However, the shareholder will always be given at least 30 days’ notice to give him time to add to his account and avoid an involuntary redemption.

If a shareholder’s address of record has changed within the last 30 days, a redemption request exceeds $100,000, a shareholder requests that proceeds be sent to an address or an account that is different from the address or account of record, a redemption amount is to be wired to a bank other than one previously authorized or wire transfer instructions have been changed within 30 days of the request, then the Funds or an authorized financial institution will require a medallion signature guarantee.

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Redemptions in Kind. Both Funds generally intend to pay all redemptions in cash. However, the Funds may pay you for shares you sell by “redeeming in kind”; that is, by giving you marketable securities if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the relevant Fund, whichever is less. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.

Dividend Policies. The Funds generally declare and pay dividends annually and distribute net capital gains, if any, at least annually. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash. Dividends are taxable in the same manner for federal income tax purposes whether they are received in shares or cash.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization. The following summary is qualified in its entirety by reference to the Reorganization Agreement, which is found in Exhibit A. The Reorganization Agreement provides for the Reorganization to occur on or after March 9, 2015, or such other date as to which the parties may agree.

The Reorganization Agreement provides that all of the assets and liabilities of the Driehaus International Discovery Fund will be transferred to the Driehaus International Small Cap Growth Fund. In exchange for the transfer of these assets and liabilities, the Driehaus International Small Cap Growth Fund will issue a number of its full and fractional voting shares to the Driehaus International Discovery Fund, equal in value to the aggregate net asset value of the Driehaus International Discovery Fund, calculated based on the value of the Driehaus International Discovery Fund’s assets, net of its liabilities, as of the Valuation Time.

Following the transfer of all the assets and liabilities in exchange for the Driehaus International Small Cap Growth Fund shares, the Driehaus International Discovery Fund will distribute all the shares of the Driehaus International Small Cap Growth Fund pro rata to its shareholders of record in complete liquidation. Shareholders of the Driehaus International Discovery Fund will receive a number of shares of the Driehaus International Small Cap Growth Fund with the same aggregate net asset value as the shares the shareholder had in the Driehaus International Discovery Fund as of the Valuation Time. Such distribution will be accomplished by the establishment of accounts in the names of the Driehaus International Discovery Fund’s shareholders on the share records of the Driehaus International Small Cap Growth Fund’s transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Driehaus International Small Cap Growth Fund due to the shareholders of the Driehaus International Discovery Fund. The Driehaus International Discovery Fund thereafter will be terminated. The Funds do not issue share certificates to shareholders. Shares of the Driehaus International Small Cap Growth Fund to be issued will have no preemptive or conversion rights.

The Reorganization Agreement contains customary representations, warranties and conditions. The Reorganization Agreement provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by a majority of the Driehaus International Discovery Fund’s shareholders; and (ii) the receipt by the Funds of a tax opinion substantially to the effect that the transfers made pursuant to the Reorganization will not result in the recognition of gain or loss for federal income tax purposes by the Funds or the shareholders of the Target Fund. The Reorganization Agreement may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true, or the Board determines that the Reorganization is not in the best interests of a Fund.

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Costs of Reorganization. The Adviser has agreed to pay the expenses incurred in connection with the Reorganization which are estimated to be $155,000 regardless of whether the transaction closes. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. The Adviser has also agreed to pay any explicit transaction costs related to the Target Fund’s sale of portfolio holdings that are required in order to comply with the Acquiring Fund’s investment policy, under normal market conditions, to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of non-U.S. small capitalization companies (the Names Rule Requirement), which are estimated to be $20,000.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to the closing of the Reorganization, the Funds will receive an opinion from counsel to the Trust substantially to the effect that the Reorganization will qualify for U.S. federal income tax purposes as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If it so qualifies, neither the Target Fund nor its shareholders will recognize gain or loss as a direct result of the Reorganization; the basis of the Driehaus International Small Cap Growth Fund shares received by the Target Fund’s shareholders will be the same as the basis of the Target Fund shares exchanged therefor; and the holding period of the Driehaus International Small Cap Growth Fund shares received will include the holding period of the Target Fund shares exchanged therefor, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

The sale of securities by the Target Fund before the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable distributions to Target Fund shareholders prior to the effective time of the Reorganization.

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. However, each Fund’s portfolio securities are subject to adjustments in the ordinary course of business prior to, or in anticipation of, the Reorganization. In connection with the Reorganization, it is currently expected that a portion of the Target Fund’s portfolio assets (approximately 35%) will be sold prior to the consummation of the Reorganization so that the Acquiring Fund will continue to meet the requirement that 80% of its net assets (plus the amount of borrowings for investment purposes) be invested in the equity securities of non-U.S. small capitalization companies. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the Reorganization and will be at the discretion of the Adviser. The extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund will be determined consistent with the Acquiring Fund’s investment objective, strategies and policies and in the best interests of each Fund’s shareholders (including former shareholders of the Target Fund). Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Funds may result in a capital gain or loss for the Funds. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available tax loss carryforwards. It is currently estimated that such portfolio repositioning would have resulted in realized capital gains of approximately $3.8 million, if such sales occurred as of November 30, 2014. Taking into account capital losses and capital loss carryforwards expected to be available to offset such realized gains, it is currently estimated that the Target Fund will not be required to make a capital gain distribution to its shareholders

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as result of such portfolio repositioning. It is also currently estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, of approximately $20,000. However, DCM has agreed to pay these brokerage and other transaction costs.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of December 31, 2013, the Funds had capital loss carryforwards as follows:

	Target Fund	Acquiring Fund
Expiration:
December 31, 2016	$119,874,502	$—
December 31, 2017	$109,113,076	$—
Not subject to expiration:	—	—
Total	$228,987,578	$—

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010 (“pre-enactment losses”), however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

The preceding is only a general summary of certain U.S. federal income tax consequences to shareholders of the Target Fund. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

CAPITALIZATION

The following table sets forth as of June 30, 2014: (i) the unaudited capitalization of the Acquiring Fund; (ii) the unaudited capitalization of the Target Fund; and (iii) the unaudited pro forma combined capitalization of the Acquiring Fund, assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Driehaus International Discovery Fund	$118,578,396	$32.04	3,700,739
Driehaus International Small Cap Growth Fund	$252,629,412	$11.43	22,107,999
Pro Forma – Driehaus International Small Cap Growth Fund	$371,207,808	$11.43	32,484,982

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REASONS FOR THE REORGANIZATION

DCM and the Board have considered possible solutions for investors of the Target Fund as a result of continued underperformance. DCM has recommended to the Board that the Target Fund be merged into the Acquiring Fund, which has many comparable characteristics. Both Funds have always had a primary objective of maximizing capital appreciation, which they pursue using a growth style of investing. They each invest in equity securities of non-U.S. companies and make investment decisions using the same investment philosophy. The key difference between the two Funds is that the Target Fund has no restriction on the market capitalization of the companies whose securities it may buy, while the Acquiring Fund must, under normal market conditions, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small-capitalization companies. The Funds’ risks, policies and restrictions are otherwise substantially similar. On October 23, 2014, the Board, including the Trustees who are not “interested persons” (within the meaning of the 1940 Act), voted to approve the Reorganization and to recommend its approval to shareholders of the Target Fund.

In determining to recommend that the shareholders of the Target Fund approve the Reorganization, the Board considered the factors described below, among others:

•	In light of the Target Fund’s relatively poor performance, small size and net redemptions, DCM no longer considers the Target Fund to be viable.

•	DCM has proposed merging the Target Fund into the Acquiring Fund because DCM believes the Acquiring Fund is the best investment fit for Target Fund shareholders given that the investment objective of the Target and Acquiring Funds is the same and the investment strategies are similar, with similar investment restrictions.

•	The Acquiring Fund has a long-term investment performance record that is substantially stronger than that of the Target Fund.

•	The Acquiring Fund has a better performance record relative to its peers than does the Target Fund.

•	DCM has represented that the Acquiring Fund has sufficient capacity to permit DCM to effectively manage the assets received from the Target Fund.

•	DCM will pay the costs associated with the Reorganization, including the explicit transaction costs related to any trades by the Target Fund that are required in order for the Acquiring Fund to continue to comply with the Names Rule Requirement at the time of the Reorganization.

•	The Reorganization will provide Target Fund shareholders with a continuing investment alternative managed by DCM and is expected to be accomplished on a tax-free basis.

•	The non-management fee expense ratio of the Acquiring Fund is lower than that of the Target Fund.

•	The higher management fee of the Acquiring Fund over that of the Target Fund reflects the capacity constraints of the Acquiring Fund that do not exist in the Target Fund.

•	The total expense ratio of the Acquiring Fund ranked at the 30% percentile (1% being the highest expense ratio) in comparison to its Lipper peer group as of June 30, 2014.

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•	If the Target Fund continues to have net redemptions, its expense ratio will increase, potentially to a level close to that of the Acquiring Fund.

The Board concluded that the Reorganization would not result in the dilution of the interests of current shareholders in either the Target Fund or the Acquiring Fund.

The Board noted that the services available to shareholders of the Target Fund would be identical to those available to shareholders of the Acquiring Fund.

The Reorganization will not occur unless the Funds receive an opinion of counsel that it will qualify as a reorganization for U.S. federal income tax purposes, resulting in no gain or loss being recognized by the Target Fund or its shareholders as a direct result of the Reorganization.

The Board also considered the alternatives to the Reorganization, including liquidating the Target Fund.

Based on all of the foregoing, the Board concluded that the Target Fund’s participation in the Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders.

The Board recommends that shareholders of the Target Fund vote FOR the Reorganization.

SHAREHOLDER RIGHTS

General. The Trust is an open-end management investment company established as a Delaware statutory trust pursuant to the Declaration of Trust. The Trust is also governed by its By-Laws and applicable Delaware state law.

Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust consists of nine separate investment series. The shares of the Funds have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

Voting Rights. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series, except that: (i) when so required by the 1940 Act, the shares are voted in the aggregate and not by individual series; and (ii) when the Trustees of the Trust have determined that the matter only affects the interest of one or more series, then only shareholders of such series are entitled to vote.

Shareholder Meetings. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called at any time by the Trustees or on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

Election and Term of Trustees. The Trust’s affairs are supervised by the Board under the laws governing statutory trusts in the State of Delaware. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed in accordance with the Trust’s Declaration of Trust. Under the Declaration of Trust, Trustees hold office during the lifetime of the Trust and until its termination, or until their successors are duly elected and qualified, or until their death, removal or resignation. A Trustee may be removed at any time by written instrument signed by at least 80% (two-thirds with cause) of the

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number of Trustees prior to such removal or with or without cause by a vote of shareholders owning at least two-thirds of the outstanding shares entitled to vote. Pursuant to the Trust’s Governance Guidelines and Procedures, each Independent Trustee who has joined the Board after January 1, 2011 shall retire no later than December 31 of the year in which the Independent Trustee reaches the age of 75 (the “Retirement Date”). Trustees who are “interested persons” (within the meaning of the 1940 Act) and Independent Trustees who joined the Board prior to January 1, 2011 are not subject to the Retirement Date.

Shareholder Liability. Pursuant to Delaware state law and the Trust’s Declaration of Trust, shareholders of the Funds generally are not personally liable for the acts, omissions or obligations of the Trustees or the Trust.

Trustee Liability. Pursuant to Delaware state law and the Declaration of Trust, Trustees are not personally liable to any person other than the Trust and the shareholders for any act, omission or obligation of the Trust or another Trustee. Pursuant to the Declaration of Trust, no person who is or has been a Trustee shall be subject to any personal liability to the Trust or shareholders except for liability arising from failure to perform his or her duties in conformance with the Declaration of Trust or from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust generally indemnifies Trustees against all liabilities and expenses incurred by reason of being a Trustee, except subject to applicable law.

The foregoing is only a summary of certain rights of shareholders of the Funds under the Trust’s governing charter documents, by-laws and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

ADDITIONAL INFORMATION

Information concerning the operation and management of the Funds is included in the current prospectus relating to the Funds, the relevant portions of which are incorporated herein by reference and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the Funds is included in the Statement of Additional Information for the Funds dated April 30, 2014, which is available upon request and without charge by calling (800) 560-6111.

Householding. In order to provide greater convenience to shareholders and cost savings to the Funds by reducing the number of duplicate shareholder mailings, only one copy of most financial reports, proxy statements and prospectuses will be mailed to households, even if more than one person in a household owns shares of the Fund.

Interest of Certain Persons in the Reorganization. The Adviser may be deemed to have an interest in the Reorganization because it provides investment advisory services to the Funds pursuant to advisory agreements with the Funds. Future growth of the Funds can be expected to increase the total amount of fees payable to the Adviser.

Fiscal Year End and Financial Statements. The fiscal year end of each Fund is December 31.

The financial statements of the Funds contained in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2013 have been audited by Ernst & Young LLP, their independent auditor, and are incorporated by reference into this Proxy Statement/Prospectus. The unaudited financial statements for the Funds for the period ended June 30, 2014 are also incorporated by reference into this Proxy Statement/Prospectus, and a copy of the Acquiring Fund’s unaudited financial statements for the

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period ended June 30, 2014 is included with this Proxy Statement/Prospectus. The Funds will furnish, without charge, a copy of their most recent semi-annual or annual report, on request. Requests should be directed to the Funds at P.O. Box 9817, Providence, Rhode Island 02940, or by calling (800) 560-6111.

Federal Income Tax Considerations. For a discussion of the federal income tax issues relating to buying, holding, exchanging and selling any of the Funds’ shares, please see the accompanying prospectus.

VOTING MATTERS

General Information. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by the Internet or by other means. D.F. King has been engaged to assist in the solicitation of proxies. The total costs of solicitation (including the printing and mailing of this Proxy Statement/Prospectus, meeting notice and form of proxy, as well as any necessary supplementary solicitations) are expected to be approximately $25,000 and will be borne by the Adviser.

Voting Rights and Required Vote. Shareholders of the Target Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. One-third of the shares of the Target Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization with respect to the Target Fund requires the vote of a majority of the shares of the Fund entitled to vote, present in person or by proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. The proposed Reorganization will be voted upon only by the shareholders of the Target Fund.

Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted “FOR” the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization.

If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the shareholders present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

Record Date and Outstanding Shares. Only shareholders of record of the Driehaus International Discovery Fund at the close of business on November 28, 2014 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, 3,232,643.220 shares of the Driehaus International Discovery Fund were outstanding and entitled to vote.

17

Security Ownership of Certain Beneficial Owners and Management

Target Fund. As of the Record Date, the officers and Trustees of the Trust as a group, beneficially owned 6.83% of the outstanding shares of the Driehaus International Discovery Fund.

The following table sets forth the holdings of the shares of the Driehaus International Discovery Fund as of the Record Date, of each person known to own, control, or hold with power to vote 5% or more of the Fund’s outstanding voting securities, and the estimated pro forma percentages of ownership of the combined Fund after the Reorganization:

Name and Address	Percentage Ownership	Estimated Pro Forma Percentage of the Combined Fund After the Reorganization
National Financial Services Corp. 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-2010	32.60%	9.76%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94101-4122	17.59%	5.27%

Richard H. Driehaus 25 E. Erie St. Chicago, IL 60611	6.63%	1.99%

Acquiring Fund. As of the Record Date, the officers and Trustees of the Trust as a group, beneficially owned 4.16 % of the outstanding shares of the Driehaus International Small Cap Growth Fund.

The following table sets forth the holdings of the shares of the Driehaus International Small Cap Growth Fund as of the Record Date, of each person known to own, control, or hold with power to vote 5% or more of the Fund’s outstanding voting securities, and the estimated pro forma percentages of ownership of the combined Fund after the Reorganization:

Name and Address	Percentage Ownership	Estimated Pro Forma Percentage of the Combined Fund After the Reorganization
National Financial Services Corp. 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-2010	36.36%	25.47%

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94101-4122	14.25%	9.98%

Fred Fletcher and Sampson K. Jordan TTEE City of Austin Police Retirement System Pension Plan 2520 S. Interstate 35 Suite 100 Austin, TX 78704-5747	5.22%	3.65%

18

Control Persons. As of the Record Date, to the best of the knowledge of the Trust, there were no control persons, as defined by the 1940 Act, of either Fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed by calling (888) 636-8835.

Shareholders who do not expect to be present at the Meeting are requested to vote using the methods described on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on February 11, 2015:

The Notice of Special Meeting and the Proxy Statement/Prospectus are available at www.proxyonline.com/docs/driehaus.pdf .

By Order of the Board of Trustees,

Diane J. Drake
Secretary
DRIEHAUS MUTUAL FUNDS

19

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 23rd day of October, 2014 by Driehaus Mutual Funds, a Delaware statutory trust (the “Trust”), on behalf of and between Driehaus International Small Cap Growth Fund (the “Acquiring Fund”) and Driehaus International Discovery Fund (the “Target Fund” and, together with the Acquiring Fund, the “Funds”); and Driehaus Capital Management LLC (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for voting shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund as part of the termination, dissolution and complete liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, with respect to the Target Fund, is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. The Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Target Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Valuation Time, as such term is defined in Section 2.1.

The Target Fund will, within a reasonable period of time before the Closing Date (as such term is defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Trust’s Board of Trustees or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Target Fund will completely liquidate and will distribute, pro rata to its shareholders of record, determined as of the Valuation Time (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1; and (b) the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be simultaneously distributed to Target Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 TERMINATION. The Target Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund’s net assets shall be the value of all the Target Fund’s assets, less the amount of all the Target Fund’s liabilities, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Target Fund’s assets shall be determined by using the valuation procedures adopted by the Board of Trustees of the Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures described in Section 2.1.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s net assets, shall be determined by dividing the Target Fund’s net assets determined in accordance with Section 2.1, by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the business day immediately prior to the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on March 9, 2015 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time (the

“Effective Time”). The Closing shall be held at 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause The Northern Trust Company, as custodian for the Target Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as transfer agent for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BNY Mellon, its transfer agent, to issue and deliver to the Target Fund a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”).

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Declaration of Trust or the Trust’s Amended and Restated By-Laws (“By-Laws”) or of

any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Target Fund as of December 31, 2013, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of December 31, 2013, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h) The financial statements of the Target Fund as of June 30, 2014, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of June 30, 2014, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(i) Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsections (h) and (i) above. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Target Fund.

(k) All issued and outstanding shares of the Target Fund are, and, as of the Closing Date will be, duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board of Trustees of the Trust required by Rule 17a-8(a) under the 1940 Act. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company (a “RIC”) and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Declaration of Trust.

(c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of December 31, 2013, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2013, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g) The financial statements of the Acquiring Fund as of June 30, 2014, and for the period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2014, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsections (f) and (g) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j) All issued and outstanding Acquiring Fund Shares are, and, as of the Closing Date will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Board of Trustees of the Trust required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o) For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under

Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of Target Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in Section 8.7.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or the Vice President and Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Trust’s President or the Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund or the Acquiring Fund hereunder shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2 As of the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under
Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., counsel to the Trust, dated as of the Closing Date, substantially to the effect that:

(a) The Trust is a validly existing statutory trust and in good standing under the laws of the State of Delaware.

(b) The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Target Fund and the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Target Fund and the Acquiring Fund, enforceable in accordance with its terms.

(c) To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made under the federal laws of the United States of America or the laws of the State of Delaware required for consummation by the Funds of the transactions contemplated herein have been obtained or made.

(d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Declaration of Trust (assuming approval of Target Fund shareholders has been obtained) or By-Laws.

8.7 The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a) The transfer of substantially all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund (followed by the distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund as soon as practicable thereafter) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such Shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such Shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1 The Adviser will pay the expenses incurred in connection with the Reorganization, regardless of whether the transaction is closed. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. The Adviser will also pay any explicit transaction costs related to the Target Fund’s sale of portfolio holdings that are required in order to comply with the Acquired Fund’s investment policy, under normal market conditions, to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of non-U.S. small capitalization companies at the time of investment.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President or the Vice President and Treasurer without further action by the Trust’s Board of Trustees. In addition, either Fund may at its option terminate this Agreement at or before the Closing due to:

(a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Trust’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interests of a Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquiring Fund, the Target Fund, the Adviser, or the Trust’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the respective Fund, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the respective Fund as provided in the Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

DRIEHAUS MUTUAL FUNDS on behalf of Driehaus International Small Cap Growth Fund

By:	/s/ Robert H. Gordon
Name:	Robert H. Gordon
Title:	President

ACKNOWLEDGED:

By:	/s/ Michelle L. Cahoon
Name:	Michelle L. Cahoon
Title:	Vice President & Treasurer

DRIEHAUS MUTUAL FUNDS on behalf of Driehaus International Discovery Fund

By:	/s/ Robert H. Gordon
Name:	Robert H. Gordon
Title:	President

ACKNOWLEDGED:

By:	/s/ Michelle L. Cahoon
Name:	Michelle L. Cahoon
Title:	Vice President & Treasurer

The undersigned is a party to this Agreement for the purposes of Section 9.1 only: DRIEHAUS CAPITAL MANAGEMENT LLC

By:	/s/ Robert H. Gordon
Name:	Robert H. Gordon
Title:	President & CEO

DRIEHAUS INTERNATIONAL DISCOVERY FUND

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 11, 2015

The undersigned hereby appoints Michelle L. Cahoon, Robert H. Gordon and Michael P. Kailus and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Driehaus International Discovery Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in the offices of Driehaus Capital Management LLC at 25 East Erie Street, Chicago, Illinois 60611, on February 11, 2015 at 10:00 a.m., Central time and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE DRIEHAUS MUTUAL FUNDS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on

February 11, 2015:

The Notice of Special Meeting and the Proxy Statement/Prospectus are available at

www.proxyonline.com/docs/driehaus.pdf

DRIEHAUS INTERNATIONAL DISCOVERY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE
	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •

The Board of Trustees recommends a vote “FOR” the following proposal:

		FOR	AGAINST	ABSTAIN
Proposal:

1.	Approve the Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of Driehaus International Discovery Fund to Driehaus International Small Cap Growth Fund solely in exchange for shares of Driehaus International Small Cap Growth Fund and the shares so received will be distributed to shareholders of Driehaus International Discovery Fund and Driehaus International Discovery Fund will thereafter be terminated	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

DRIEHAUS MUTUAL FUNDS

Driehaus International Discovery Fund (the “Fund”)

SUPPLEMENT DATED OCTOBER 23, 2014

TO THE SUMMARY PROSPECTUS FOR THE FUND DATED APRIL 30, 2014, AS

SUPPLEMENTED SEPTEMBER 12, 2014,

THE PROSPECTUS FOR THE FUND DATED APRIL 30, 2014, AS

SUPPLEMENTED JUNE 9, 2014 AND SEPTEMBER 12, 2014 AND

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND DATED

APRIL 30, 2014, AS SUPPLEMENTED JUNE 9, 2014

On October 23, 2014, the Board of Trustees of Driehaus Mutual Funds approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets and liabilities of the Fund to the Driehaus International Small Cap Growth Fund solely in exchange for shares of the Driehaus International Small Cap Growth Fund. The Plan requires approval by a majority of the shareholders of the Fund, and will be submitted to shareholders for their consideration at a meeting to be held in February, 2015. To assist shareholders in considering the Plan, shareholders will receive a proxy statement/prospectus that describes the reorganization, which is intended to be tax-free. If approved by shareholders, the reorganization is expected to be completed by the end of the first quarter of 2015. As a result, the Fund will be closed to new investors as of November 3, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

DRIEHAUS MUTUAL FUNDS

(The “Trust”)

Driehaus Global Growth Fund *DRGGX

Driehaus International Discovery Fund *DRIDX

(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED SEPTEMBER 12, 2014

TO THE PROSPECTUS FOR THE FUNDS DATED APRIL 30, 2014, AS AMENDED

JUNE 9, 2014 (“PROSPECTUS”) AND TO THE STATEMENT OF ADDITIONAL

INFORMATION FOR THE FUNDS DATED APRIL 30, 2014, AS AMENDED JUNE 9, 2014 (“SAI”)

Driehaus Global Growth Fund

The Board of Trustees of the Trust (the “Board”) has determined to terminate and liquidate the Driehaus Global Growth Fund (the “Global Growth Fund”). Effective as of the close of business on October 13, 2014, the Global Growth Fund will close and will not accept any purchase orders. As of October 20, 2014, the Global Growth Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Global Growth Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs. Shareholders who do not sell their shares of the Global Growth Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be October 20, 2014, will not be able to do so after that date and will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares on the liquidation date. Thereafter, the Global Growth Fund will be liquidated and dissolved, and all references to the Global Growth Fund herein shall be removed.

Driehaus Global Growth Fund and Driehaus International Discovery Fund

Effective September 4, 2014, Sebastien Pigeon no longer serves as the assistant portfolio manager of each Fund. Effective September 12, 2014, Dan Rea no longer serves as the portfolio manager of each Fund and Joshua Rubin (formerly assistant portfolio manager of each Fund) serves as portfolio manager of each Fund. Accordingly, the following information replaces the existing disclosure under “Portfolio Management” on pages 4 and 22 of the Prospectus:

Portfolio Manager

Joshua Rubin

Portfolio Manager of DCM

Portfolio Manager of the Fund

since 9/14

The following information replaces the portfolio manager disclosure in the “Management of the Funds” section under the “Driehaus International Discovery Fund” heading on pages 44 and 45 and under the “Driehaus Global Growth Fund” heading on page 47:

Portfolio Manager. The Fund is managed by Joshua Rubin. Prior to assuming sole portfolio manager responsibilities on September 12, 2014, Mr. Rubin served as an assistant portfolio manager of the Fund since May 1, 2013. Mr. Rubin has responsibility for making investment decisions on behalf of the Fund.

Mr. Rubin earned a B.S.F.S. in International Politics from Georgetown University. Prior to joining the Adviser in 2012, Mr. Rubin was a portfolio manager for Marsico Capital Management where he co-managed an emerging markets mutual fund. He also served as an emerging markets senior analyst, leading the global energy, industrials and materials research efforts for Marsico’s six other funds. Prior to this role, Mr. Rubin was an analyst at the investment bank George K. Baum & Company.

All references to Mr. Rea and Mr. Pigeon are removed from the SAI and all references to Mr. Rubin as assistant portfolio manager are replaced with references to Mr. Rubin as portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

DRIEHAUS MUTUAL FUNDS

(The “Trust”)

Driehaus Mid Cap Growth Fund

SUPPLEMENT DATED JUNE 9, 2014

TO PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2014

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”) has determined to terminate and liquidate the Driehaus Mid Cap Growth Fund (the “Fund”). Effective as of the close of business on July 11, 2014, the Fund is closed and will not accept any purchase orders. As of July 31, 2014, the Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs. Shareholders who do not sell their shares of the Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be July 31, 2014, will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares. Thereafter, the Fund will be liquidated and dissolved, and all references to the Fund herein shall be removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

PROSPECTUS

dated April 30, 2014

25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

Driehaus International Discovery Fund *DRIDX

Driehaus Emerging Markets Growth Fund *DREGX

Driehaus Emerging Markets Small Cap Growth Fund *DRESX

Driehaus International Small Cap Growth Fund *DRIOX

Driehaus Global Growth Fund *DRGGX

Driehaus Mid Cap Growth Fund *DRMGX

Driehaus Micro Cap Growth Fund *DMCRX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Driehaus International Discovery Fund

Ticker DRIDX

Investment Objective

Driehaus International Discovery Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee*	1.25%
Other Expenses	0.30%

Total Annual Fund Operating Expenses	1.55%

*    The management fee has been restated to reflect the reduction in rate, effective January 1, 2014.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common and preferred stocks, American Depositary Receipts and Global Depositary Receipts. There are no restrictions on the capitalization of companies whose securities the Fund may buy. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in at least three different countries other than the United States. The Fund may invest a substantial portion of its assets in emerging markets from time to time. The Fund may invest in companies with limited operating histories. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund frequently and actively trades its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. This decision involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The decision is also based on the evaluation of technical or market factors,

1

including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies.

Emerging Market Risk. The Fund invests in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

2

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of two broad-based securities indices. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 26.81% (quarter ended 6/30/09) and the lowest return for a quarter was –33.41% (quarter ended 9/30/08).

Average Annual Total Returns as of December 31, 2013	1 Year	5 Years	10 Years
Driehaus International Discovery Fund
Return Before Taxes	17.09%	12.78%	7.36%
Return After Taxes on Distributions	17.09%	12.66%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares	9.68%	10.23%	5.98%
MSCI All Country World ex USA Growth Index (reflects no deduction for fees, expenses, or taxes)	15.86%	13.28%	7.70%
MSCI All Country World ex USA Index (reflects no deduction for fees, expenses, or taxes)	15.78%	13.32%	8.03%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

3

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Dan Rea, Director of Research of DCM Portfolio Manager of the Fund since 12/08	Sebastien Pigeon, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/11	Joshua Rubin, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/13

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a 401(k) plan, assets held through such plan may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4

Driehaus Emerging Markets Growth Fund

Ticker DREGX

Investment Objective

Driehaus Emerging Markets Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Other Expenses	0.16%

Total Annual Fund Operating Expenses	1.66%

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$169	$523	$902	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 264% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common and preferred stocks, American Depositary Receipts and Global Depositary Receipts, and under normal market conditions, invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in emerging markets companies. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund may invest in companies with limited operating histories. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund frequently and actively trades its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. This decision involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The decision is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to

5

evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies.

Emerging Market Risk. The Fund invests primarily in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

6

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of two broad-based securities indices. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 31.39% (quarter ended 6/30/09) and the lowest return for a quarter was –30.71% (quarter ended 9/30/08).

Average Annual Total Returns as of December 31, 2013	1 Year	5 Years	10 Years
Driehaus Emerging Markets Growth Fund
Return Before Taxes	8.92%	18.38%	13.89%
Return After Taxes on Distributions	8.29%	17.07%	11.76%
Return After Taxes on Distributions and Sale of Fund Shares	5.56%	14.64%	11.11%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	–2.27%	15.15%	11.53%
MSCI Emerging Markets Growth Index (reflects no deduction for fees, expenses or taxes)	0.07%	15.95%	10.57%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

7

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Howard Schwab, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 1/08	Chad Cleaver, Portfolio Manager of DCM Co-Portfolio Manager of the Fund since 5/08	Richard Thies, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/14

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a 401(k) plan, assets held through such plan may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8

Driehaus Emerging Markets Small Cap Growth Fund

Ticker DRESX

Investment Objective

Driehaus Emerging Markets Small Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Other Expenses	0.35%

Total Annual Fund Operating Expenses	1.85%

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$188	$582	$1,001	$2,169

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 223% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common and preferred stocks, American Depositary Receipts and Global Depositary Receipts, and in equity-convertible securities, such as warrants, rights and options. Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in small capitalization emerging markets companies. For purposes of the Fund, the investment adviser currently considers a company to be a small capitalization company if it is within the same market capitalization range at the time of investment as those included in the MSCI Emerging Markets Small Cap Index. As of the date of this Prospectus, approximately 99% of the MSCI Emerging Markets Small Cap Index consisted of companies with a market capitalization of less than $4 billion. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in small capitalization emerging markets companies. The Fund’s investments in options on emerging markets company stocks and emerging markets exchange-traded funds will be counted toward its policy to invest at least 80% of its net assets in small cap emerging markets companies under normal market conditions. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a

9

given time; the Fund may invest significant assets in any single emerging market country. The Fund may invest in companies with limited operating histories. The Fund may purchase or write options on equity securities, exchange-traded funds and other similar securities as well as on futures. The Fund may also engage in short sale transactions. The primary purpose of these activities is to hedge exposures within the Fund’s portfolio but the Fund may also do so speculatively for purposes of profiting from the movements of underlying securities. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund frequently and actively trades its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. This decision involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The decision is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies.

Emerging Market Risk. The Fund invests primarily in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies

10

generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

Short Sale Risk. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may also cause the Fund to have higher expenses than those of other funds.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to forecast certain market movements, which cannot be assured. Options may be volatile and there can be no assurance that a liquid secondary market will exist for a particular option at any particular time, even though the contract is traded on an exchange.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

11

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of two broad-based securities indices. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

The Fund’s performance shown below includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Predecessor Limited Partnership was established on December 1, 2008, and the Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. After-tax performance returns are not included for the Predecessor Limited Partnership. The Predecessor Limited Partnership was not a regulated investment company under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 35.39% (quarter ended 6/30/09) and the lowest return for a quarter was –17.13% (quarter ended 9/30/11).

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns as of December 31, 2013	1 Year	Since Inception (8/22/11-12/31/13)	Since Inception (12/1/08-12/31/13)
Driehaus Emerging Markets Small Cap Growth Fund
Return Before Taxes	12.11%	10.74%	20.86%
Return After Taxes on Distributions	12.05%	10.49%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	6.88%	8.25%	N/A
MSCI Emerging Markets Small Cap Index (reflects no deduction for fees, expenses or taxes)	1.35%	2.97%	22.41%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	–2.27%	4.23%	16.58%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

12

returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Chad Cleaver, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 8/11	Howard Schwab, Portfolio Manager of DCM Co-Portfolio Manager of the Fund since 8/11	Trent DeBruin, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/14

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Dr., Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a 401(k) plan, assets held through such plan may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

13

Driehaus International Small Cap Growth Fund

Ticker DRIOX

Investment Objective

Driehaus International Small Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Other Expenses	0.23%

Total Annual Fund Operating Expenses	1.73%

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$176	$545	$939	$2,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 320% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common and preferred stocks, American Depositary Receipts and Global Depositary Receipts, and under normal market conditions, invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small capitalization companies. The investment adviser currently considers non-U.S. small capitalization companies to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the MSCI All Country World ex USA Small Cap Growth Index. As of the date of this Prospectus, approximately 92% of the MSCI All Country World ex USA Small Cap Growth Index consisted of companies with a market capitalization of less than $5 billion. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. The Fund may invest in companies with limited operating histories. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund frequently and

14

actively trades its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. This decision involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The decision is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies.

Emerging Market Risk. The Fund invests in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

15

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

The Fund’s performance shown below includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Predecessor Limited Partnership was established on August 1, 2002 and the Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. After-tax performance returns are not included for the Predecessor Limited Partnership. The Predecessor Limited Partnership was not a regulated investment company under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 24.89% (quarter ended 6/30/09) and the lowest return for a quarter was –29.85% (quarter ended 9/30/08).

16

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of December 31, 2013	1 Year	5 Years	Since Inception (9/17/07-12/31/13)	10 Years
Driehaus International Small Cap Growth Fund
Return Before Taxes	29.24%	20.33%	5.57%	14.90%
Return After Taxes on Distributions	24.54%	19.37%	4.25%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	18.07%	16.38%	3.88%	N/A
MSCI All Country World ex USA Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	18.82%	18.77%	2.18%	9.50%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

David Mouser, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 9/07	Daniel Burr, Portfolio Manager of DCM Co-Portfolio Manager of the Fund since 5/14	Ryan Carpenter, Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/10

Purchase and Sale of Fund Shares

The Fund is closed to new investors. For additional information, please see “Shareholder Information — General Purchase Information.” The following is applicable to eligible investors:

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a 401(k) plan, assets held through such plan may be taxable upon withdrawal.

17

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

18

Driehaus Global Growth Fund

Ticker DRGGX

Investment Objective

Driehaus Global Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee*	1.00%
Other Expenses	0.78%

Total Annual Fund Operating Expenses	1.78%

*    The management fee has been restated to reflect the reduction in rate, effective January 1, 2014.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$181	$560	$964	$2,095

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities and under normal market conditions, the Fund primarily invests in common stocks and other equity securities, including preferred stocks, American Depositary Receipts and Global Depositary Receipts, both within and outside the U.S., whose market capitalization is greater than $1 billion at the time of investment, although the Fund may invest in companies with lower market capitalizations if market conditions suggest doing so will help the Fund achieve its objective. Under normal conditions, the Fund will invest significantly (at least 40% of its net assets (plus the amount of borrowings for investment purposes), unless market conditions are not deemed favorable by the Fund’s investment adviser, in which case the Fund will invest at least 30% of its net assets (plus the amount of borrowings for investment purposes)) in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. The Fund

19

does not invest more than 35% of its assets at market value at the time of purchase in companies from any single country other than the U.S. The Fund may invest a substantial portion of its assets in emerging markets from time to time. The Fund may invest in companies with limited operating histories. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund frequently and actively trades its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. This decision involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The decision is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies.

Emerging Market Risk. The Fund invests in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the

20

management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the period shown in the bar chart, the highest return for a quarter was 22.00% (quarter ended 6/30/09) and the lowest return for a quarter was –22.37% (quarter ended 9/30/11).

21

Average Annual Total Returns as of December 31, 2013	1 Year	5 Years	Since Inception (5/1/08-12/31/13)
Driehaus Global Growth Fund
Return Before Taxes	17.79%	14.87%	–0.07%
Return After Taxes on Distributions	14.78%	13.76%	–0.93%
Return After Taxes on Distributions and Sale of Fund Shares	12.31%	12.12%	0.04%
MSCI All Country World Growth Index (reflects no deduction for fees, expenses or taxes)	23.62%	16.52%	4.45%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Dan Rea, Director of Research of DCM Portfolio Manager of the Fund since 5/08	Sebastien Pigeon, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/13	Joshua Rubin, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/13

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a 401(k) plan, assets held through such plan may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

22

Driehaus Mid Cap Growth Fund

Ticker DRMGX

Investment Objective

Driehaus Mid Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses	0.85%

Total Annual Fund Operating Expenses	1.85%
Expense Reimbursement*	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement	1.75%

*    Driehaus Capital Management LLC, the Fund’s investment adviser, has entered into a contractual agreement to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) at 1.75% of average daily net assets until the earlier of the termination of the investment advisory agreement or April 30, 2015. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense cap reimbursement shown in the Annual Fund Operating Expenses table is only reflected for one year in each of the respective periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$572	$991	$2,161

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 199% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common and preferred stocks and American Depositary Receipts, and under normal market conditions, the Fund invests at least 80% of its net assets

23

(plus the amount of borrowings for investment purposes) in the equity securities of U.S. mid cap companies. For purposes of the Fund, the investment adviser currently considers a company to be a mid cap company if it is within the same market capitalization range at the time of investment as those included in the Russell Midcap® Growth Index, which as of the date of this Prospectus are companies that have a market capitalization range of approximately $1 billion to generally less than $20 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. mid capitalization companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. or in securities of companies outside the capitalization range of the Russell Midcap Growth Index. The Fund may invest in companies with limited operating histories. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund frequently and actively trades its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. This decision involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The decision is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in equity investing. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Medium-Sized Company Risk. Stocks of medium-sized companies tend to be more volatile in price than those of larger companies and may have underperformed the stocks of small and large companies during some periods. In addition, investments in medium-sized companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

24

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

The Fund’s performance shown below includes the performance of the Driehaus Institutional Mid Cap, L.P. (“Institutional Mid Cap Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Fund commenced operations as a series of Driehaus Mutual Funds on April 27, 2009, when it succeeded to the assets of the Institutional Mid Cap Partnership and the Driehaus Mid Cap Investors, L.P. (together, the “Limited Partnerships”), which were managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The Limited Partnerships were not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus were not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnerships had been registered under the 1940 Act, their performance may have been adversely affected. The Institutional Mid Cap Partnership’s performance has been restated to reflect estimated expenses of the Fund. After-tax performance returns are not included for the Institutional Mid Cap Partnership. The Limited Partnerships were not regulated investment companies under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and were not subject to the diversification and source of income requirements applicable to regulated investment companies.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 21.52% (quarter ended 6/30/07) and the lowest return for a quarter was –35.56% (quarter ended 12/31/08).

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	Fund Only		Including Institutional Mid Cap Partnership
Average Annual Total Returns as of December 31, 2013	1 Year	Since Inception (4/27/09-12/31/13)	5 Years	10 Years
Driehaus Mid Cap Growth Fund
Return Before Taxes	36.61%	20.76%	18.52%	10.57%
Return After Taxes on Distributions	29.54%	17.65%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	23.28%	16.12%	N/A	N/A
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.74%	22.85%	23.38%	9.77%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Dan Wasiolek, Portfolio Manager of DCM Portfolio Manager of the Fund since 4/09	Brad Jackson, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/13

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a 401(k) plan, assets held through such plan may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Driehaus Micro Cap Growth Fund

Ticker: DMCRX

Investment Objective

Driehaus Micro Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Other Expenses*	0.24%

Total Annual Fund Operating Expenses	1.49%

*    “Other Expenses” are estimated for the current fiscal year.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$152	$471

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from the Fund’s commencement of operations (November 18, 2013) through December 31, 2013, the Fund’s portfolio turnover rate was 21% (not annualized) of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. micro-capitalization (“micro-cap”) companies. For purposes of the Fund, the investment adviser currently considers a company to be a micro-cap company if it is within the same market capitalization range at the time of investment as those included in the Russell Microcap® Growth Index. As of the date of this Prospectus, approximately 85% of the Russell Microcap® Growth Index consisted of companies with a market capitalization of less than $1 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. micro-cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. or in securities of companies

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above the capitalization range of the Russell Microcap Growth Index. The Fund may invest in companies with limited operating histories. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund expects to frequently and actively trade its portfolio securities. Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. This decision involves evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The decision is also based on the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in equity investing. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

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Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com or by calling 1-800-560-6111.

The Fund’s performance shown below includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. (together, the “Limited Partnerships”) on November 18, 2013. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The Fund is managed by Jeffrey James and Michael Buck, the same portfolio management team that managed the Predecessor Limited Partnership, with Mr. James as the portfolio manager since 1998 and Mr. Buck as the assistant portfolio manager since 2009, and Driehaus Institutional Micro Cap Fund, L.P, since its inception in 2011. The restated performance of the Predecessor Limited Partnership is shown here because it has been in operation longer. The Limited Partnerships were not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus were not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnerships had been registered under the 1940 Act, their performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Limited Partnership’s restated past performance. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. After-tax performance returns are not included for the Predecessor Limited Partnership. The Limited Partnerships were not regulated investment companies under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and were not subject to the diversification and source of income requirements applicable to regulated investment companies.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 25.77% (quarter ended 6/30/09) and the lowest return for a quarter was –29.14% (quarter ended 9/30/11).

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	Including Predecessor Limited Partnership
Average Annual Total Returns as of December 31, 2013	1 Year	5 Years	10 Years
Driehaus Micro Cap Growth Fund
Return Before Taxes	61.03%	24.28%	12.72%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Russell Microcap® Growth Index (reflects no deduction for fees, expenses or taxes)	52.84%	23.78%	6.74%

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Jeffrey James, Portfolio Manager of DCM Portfolio Manager of the Fund since 11/13	Michael Buck, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 11/13

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by mail at Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940, for regular mail or Driehaus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722, for overnight delivery or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a 401(k) plan, assets held through such plan may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information About the Funds

Goal of the Funds

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund (each a “Fund” and together the “Funds”) strive to increase the value of your investment (capital appreciation). In other words, each Fund tries to buy equity securities with a potential to appreciate in price. Each Fund has its own strategy for achieving this goal with a related risk/return profile but employs common growth techniques. Because stock markets in general, and the individual securities purchased by the Funds, go down in price as well as up, you may lose money by investing in the Funds. The Funds are specialized investment vehicles and should be used as part of your overall investment strategy to diversify your holdings. The Funds are each a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Please review all the disclosure information carefully.

Who May Want to Invest in the Funds

The Funds may be an appropriate investment if you:

•	Are not looking for current income
•	Are prepared to receive taxable long-term and short-term capital gains
•	Are willing to accept higher short-term risk in exchange for potentially higher long-term returns
•

Can tolerate the increased price volatility, currency fluctuations and other risks associated with growth style investing and, except for Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund, investing in non-U.S. securities

•	Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future) and, therefore, are willing to hold this investment long term

Investment Adviser

Each Fund is managed by Driehaus Capital Management LLC (the “Adviser”), a registered investment adviser founded in 1982. As of March 31, 2014, the Adviser managed approximately $12.9 billion in assets.

Investment Philosophy

The Adviser believes that, over time, corporate earnings are the primary drivers of stock prices, although expectations of future earnings also affect stock prices. Accordingly, the Adviser makes investment decisions for the Funds based on a belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. Further, the Adviser is of the opinion that good companies are not always good investments and that relative valuation, macroeconomic and behavioral factors may also affect stock prices. The Adviser believes favorable conditions for alpha (or excess returns) exist when the market inefficiently discounts future earnings. The Adviser also believes that opportunistic, conviction-based portfolio construction and informed risk management increase the potential for alpha. Investment decisions involve evaluating a company’s competitive position, evaluating industry and country dynamics, identifying potential growth catalysts and assessing the financial position of the company. The Adviser will sell a holding based on a number of factors including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations. This investment philosophy results in high portfolio turnover. High portfolio turnover in any year may result in payment by the Funds of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Fund Distributions

The Funds intend to pay dividends, if any, at least annually. Such distributions can consist of both ordinary income and any realized capital gains. Unless you are purchasing Fund shares through a tax-exempt or tax-deferred account (such as an IRA), buying Fund shares at a time when the Fund has substantial undistributed income or substantial

31

recognized or unrecognized gains can cost you money in taxes. Contact the Funds for information concerning when distributions will be paid. On a continuing basis, due to high portfolio turnover of the Funds, a greater percentage of capital gains may be paid each year by a Fund with a significant percentage of those capital gains constituting short-term capital gains, which are taxed at ordinary income tax rates for federal income tax purposes. You should consult your tax advisor regarding your tax situation.

Investment Objectives and Principal Investment Strategies

Driehaus International Discovery Fund. The investment objective of the Driehaus International Discovery Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. There are no restrictions on the capitalization of companies whose securities the Fund may buy. There is no maximum limitation on the number of countries in which the Adviser can invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” Although the amount of the Fund’s assets invested in emerging markets will vary over time, it is expected that a substantial portion of the Fund’s assets will be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, Israel and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country (although at all times the Fund must be invested in the assets of at least three countries).

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus Emerging Markets Growth Fund. The investment objective of the Driehaus Emerging Markets Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund pursues its objective by investing primarily in the equity securities of emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, Israel and most Western European countries. Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) will be invested in the equity securities of emerging markets companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in emerging markets companies. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund

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may invest significant assets in any single emerging market country. The Fund is a nondiversified fund. Current dividend income is not an investment consideration and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus Emerging Markets Small Cap Growth Fund. The investment objective of the Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund pursues its objective by investing primarily in the equity securities of small capitalization emerging markets companies. Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in small capitalization emerging markets companies. For purposes of the Fund, the Adviser currently considers a company to be a small capitalization emerging markets company if it is within the same market capitalization range at the time of investment as those included in the MSCI Emerging Markets Small Cap Index. As of the date of this Prospectus, approximately 99% of the MSCI Emerging Markets Small Cap Index consisted of companies with a market capitalization of less than $4 billion.

The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in small capitalization emerging markets companies. The Fund’s investments in options on emerging markets company stocks and emerging markets exchange-traded funds will be counted toward its policy to invest at least 80% of its net assets in small capitalization emerging markets companies under normal market conditions. In addition, securities of companies whose market capitalization no longer meets this definition after purchase many continue to be held by the Fund. The Fund may invest in companies with higher market capitalizations if market conditions suggest doing so will help the Fund achieve its objective. Emerging markets companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, Israel and most Western European countries. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. Current dividend income is not an investment consideration and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited operating histories.

Equity securities include common and preferred stocks, American Depositary Receipts (“ADR”), Global Depositary Receipts (“GDR”), equity-convertible securities such as warrants, rights, or options, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase ADRs or GDRs, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons.

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The Fund may purchase or write options on equity securities, exchange traded funds and other similar securities as well as on futures. The Fund may also engage in short sale transactions. The primary purpose of these activities is to hedge exposures within the Fund’s portfolio but the Fund may also do so speculatively for purposes of profiting from the movements of underlying securities.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus International Small Cap Growth Fund. The investment objective of the Driehaus International Small Cap Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small capitalization companies. The Adviser currently considers non-U.S. small capitalization companies to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the MSCI All Country World ex USA Small Cap Growth Index. As of the date of this Prospectus, approximately 92% of the MSCI All Country World ex USA Small Cap Growth Index consisted of companies with a market capitalization of less than $5 billion. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of non-U.S. small cap companies. In some countries, a small company by U.S. standards might rank among the largest in that country in terms of capitalization. The capitalization parameter is subject to change as the relative market capitalization of small cap issuers change over time. There is no maximum limit on the number of companies in which the Adviser can invest at a given time. There is no specific limitation on the percentages of assets that may be invested in securities of issuers located in any one country at any given time. The Fund is a nondiversified fund. At certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. Many, but not all, of these companies will be U.S. companies that have a significant amount of assets located in and/or derive a significant amount of their revenue from goods purchased or sold, investments made, or services performed in or with non-U.S. countries. The Fund may also invest in securities of issuers with limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, Israel and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries (not limited to emerging markets countries).

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or un-sponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the

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foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus Global Growth Fund. The investment objective of the Driehaus Global Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund primarily invests in common stocks and other equity securities, including preferred stocks, both within and outside the U.S., whose market capitalization is greater than $1 billion at the time of investment, although the Fund may invest in companies with lower market capitalization if market conditions suggest that doing so will help the Fund achieve its objective. There is no maximum limit on the number of companies in which the Adviser can invest at a given time. The Fund is a nondiversified fund. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. The Fund does not invest more than 35% of its assets at market value at the time of purchase in companies from any single country other than the U.S. The Fund may invest in companies with limited operating histories. Under normal conditions, the Fund will invest significantly (at least 40% of its net assets (plus the amount of borrowings for investment purposes), unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its net assets (plus the amount of borrowings for investment purposes)) in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The securities markets of many developing economies are sometimes referred to as “emerging markets.” The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, Israel and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries (not limited to emerging markets countries).

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or un-sponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus Mid Cap Growth Fund. The Driehaus Mid Cap Growth Fund seeks to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of mid capitalization U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. mid cap companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of U.S. mid cap companies. For purposes of the Fund, the Adviser currently considers a company to

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be a mid cap company if it is within the same market capitalization range at the time of investment as those included in the Russell Midcap Growth Index, which as of the date of this Prospectus are companies that have a market capitalization range of approximately $1 billion to generally less than $20 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may invest in cash, money market mutual funds or similar cash equivalents. While the Fund will invest primarily in the securities of U.S. companies, the Fund may also invest in American Depositary Receipts and American Depositary Shares, but generally in an amount no greater than 20% of the assets of the Fund (measured as of the date of investment).

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash, money market mutual funds or similar cash equivalents. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus Micro Cap Growth Fund. The Driehaus Micro Cap Growth Fund seeks to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of micro-cap U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. micro-cap companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of U.S. micro-cap companies. For purposes of the Fund, the Adviser currently considers a company to be a micro-cap company if it is within the same market capitalization range at the time of investment as those included in the Russell Microcap Growth Index. As of the date of this Prospectus, approximately 85% of the Russell Microcap Growth Index consisted of companies with a market capitalization of less than $1 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may invest in cash, money market mutual funds or similar cash equivalents. While the Fund will invest primarily in the securities of U.S. companies, the Fund may also invest in American Depositary Receipts and American Depositary Shares, but generally in an amount no greater than 20% of the assets of the Fund (measured as of the date of investment).

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash, money market mutual funds or similar cash equivalents. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Principal Risks

This section contains greater detail on the risks an investor would face as a shareholder in the Funds based on the Funds’ investment objectives and strategies.

Market Risk. Each Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of each Fund’s shares.

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Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to a Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund may invest in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from a Fund’s portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in U.S. securities. An investor may gain increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities — positions which are generally denominated in foreign currencies — and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations; sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements; and the historical lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

The Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. Such investments increase a portfolio’s diversification and may enhance return, but they may also involve additional risk, including market, political and regulatory risk.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Emerging Market Risks. The Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund invest primarily in emerging markets. The Driehaus International Discovery Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund may also invest a substantial portion of their assets in emerging market securities. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations. These securities markets are sometimes referred to as “emerging markets.” Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another. As one country’s currency

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experiences “stress,” there is concern that the “stress” may spread to another currency. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Driehaus Micro Cap Growth Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Driehaus Micro Cap Growth Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the Adviser’s estimate of the company’s current worth, also involve increased risk.

Small- and Medium-Sized Company Risk. The Funds invest in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

Nondiversification. Because each Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, they may be subject to greater risks and larger losses than diversified funds. The value of each Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Allocation Risk. A Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because a Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

Portfolio Turnover. A Fund’s annual turnover rate indicates changes in its portfolio investments. The Adviser will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund’s investment objective and policies. It is anticipated that the Funds will each experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Funds. Securities sold by a Fund may be purchased again at a later date if the Adviser perceives that the securities are again “timely.” In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular

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industries or individual issues warrant such action. In light of these factors and the historical volatility of foreign and domestic growth stocks, the Funds are likely to experience high portfolio turnover rates, but portfolio turnover rates may vary significantly from year to year as noted in the Funds’ Financial Highlights. Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Manager Risk. How the Adviser manages each Fund will impact the Fund’s performance. A Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy successfully.

Short Sale Risk. Short sales expose the Driehaus Emerging Markets Small Cap Growth Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may also cause the Fund to have higher expenses than those of other funds.

Options Risk. In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices or currency fluctuations, the Driehaus Emerging Markets Small Cap Growth Fund may, but is not required to, use options as a substitute for taking a position in an underlying security.

The Fund may use options for hedging or speculation. Participation in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. A small investment in options could have a potentially large impact on the Fund’s performance and could result in losses that significantly exceed the Fund’s original investment. If the Adviser’s forecast of movements in the markets is inaccurate, the Fund could be in a worse position than if options strategies were not used.

Risks inherent in the use of options include: (1) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; and (4) that the transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

Other Investment Strategies and Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Each Fund is intended for long-term investors. Of course, there can be no assurance that a Fund will achieve its investment objective. There are specific restrictions on each Fund’s investments. Such restrictions are detailed in the Statement of Additional Information (“SAI”). Some investment practices described below may not be permissible for a Fund. In addition to the principal risks discussed in the Fund Summaries, the Funds’ investments involve additional potential risks which are summarized below. The SAI also contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by each Fund to help manage such risks. Each Fund may not use all of these techniques or strategies or might only use them from time-to-time.

Recent Market Events Risk. The domestic and foreign equity and debt capital markets have experienced unprecedented volatility in the past several years. This financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Funds. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities. In response to the crisis, the U.S. government, the Federal Reserve and certain foreign banks have taken steps to support financial markets. The withdrawal of this support could negatively impact the value and liquidity of certain securities.

Impact of Certain Investments. The Funds may invest in a variety of securities, including those sold in initial public offerings and derivatives. Such investments may have a magnified performance impact on a Fund depending on a Fund’s size. A Fund may not experience similar performance as its assets grow or its investments change.

American Depositary Receipts (“ADRs”). The Funds may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They include ADRs, which are traded on U.S. exchanges and are U.S. dollar-denominated.

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Although ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs rather than directly in securities of foreign issuers, the Funds may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Funds may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.

Currency Hedging. To the extent a Fund invests in foreign securities, the value of a Fund in U.S. dollars is subject to fluctuations in the exchange rate between foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency, a Fund may enter into a forward currency exchange contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) (“forward currency contract”). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as “currency hedging.” By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of a Fund during the period of the forward contract. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

The use of forward currency contracts (for transaction or portfolio hedging) will not eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency.

Settlement Transactions. If a Fund trades a foreign security, it is usually required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. At or near the time of the transaction, a Fund may wish to lock in the U.S. dollar value at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby a Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a “spot,” or cash, basis. In so doing, a Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies. A Fund may also settle certain trades in U.S. dollars. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

Derivatives. In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices, interest rates or currency fluctuations, each Fund may: (1) purchase and write both call options and put options on securities, indices and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; (4) purchase other types of forward or investment contracts linked to individual securities, indices or other benchmarks; and (5) enter into various equity or interest rate transactions, participation notes, such as swaps, caps, floors or collars, and may enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currencies (“derivatives”). For these purposes, forward currency contracts are not considered “derivatives.” Each Fund may write a call or put option only if the option is covered. As the writer of a covered call option, each Fund forgoes, during the option’s life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

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The Driehaus Emerging Markets Small Cap Growth Fund may hedge the Fund’s exposure to its portfolio of small capitalization (“small cap”) emerging markets equity securities by entering into credit default swap agreements on sovereign debt. The Fund also may enter into equity index futures contracts for purposes of hedging the Fund’s investments in small cap emerging markets equity securities.

The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated, may be less marketable than exchange-traded derivatives and may be subject to greater risks such as counterparty risks (e.g., counterparty is unable or unwilling to honor the contract).

With respect to equity index futures contracts entered into by the Driehaus Emerging Markets Small Cap Growth Fund, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund’s portfolio.

Swap agreements typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, they can be highly volatile and may have a considerable impact on the Driehaus Emerging Markets Small Cap Growth Fund’s performance. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty. In addition, if the counterparty’s creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for the Fund. The Fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition). It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Convertible Securities. While convertible securities purchased by the Funds are frequently rated investment grade, a Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Adviser’s other investment criteria. Each Fund does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Debt Securities. The Driehaus International Discovery Fund may invest up to 35% of its total assets in nonconvertible debt securities. The Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid

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Cap Growth Fund and Driehaus Micro Cap Growth Fund may invest up to 20% of their total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as “investment grade”) assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality as analyzed by the Adviser under its own procedures. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

The Driehaus Emerging Markets Small Cap Growth Fund may hold short positions in sovereign debt instruments for purposes of hedging the Fund’s small cap emerging market equity securities portfolio. Short sales on sovereign debt are also subject to risks discussed under the heading “Principal Risks” and the sub-headings “Foreign Securities and Currencies Risk” and “Short Sale Risk.”

Investment Companies. Each Fund may invest in domestic investment companies and with the exception of the Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund, foreign investment companies. Some countries may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country that permits direct foreign investment; similarly, a Fund may invest in a money market fund in order to receive a higher rate of return or to be more productively invested than would be possible through direct investment in money market instruments. Investing through such vehicles may involve layered fees or expenses. The Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.

Repurchase Agreements. Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to a Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by a Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. The Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. government securities or other “high-grade” debt obligations)

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of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.

Lending Portfolio Securities. Each Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 331/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. government securities). In the event of bankruptcy or other default of the borrower, a Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI. The Funds’ portfolio holdings information is available at www.driehaus.com.

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Management of the Funds

Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the SAI for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of March 31, 2014, managed approximately $12.9 billion in assets.

Each Fund paid the Adviser an annual investment management fee on a monthly basis as follows for the fiscal year ended December 31, 2013. These fees are higher than the fees paid by most mutual funds.

Fund	As a percentage of average daily net assets
Driehaus International Discovery Fund	1.35%[1]
Driehaus Emerging Markets Growth Fund	1.50%
Driehaus Emerging Markets Small Cap Growth Fund	1.50%[2]
Driehaus International Small Cap Growth Fund	1.50%
Driehaus Global Growth Fund	1.15%[3]
Driehaus Mid Cap Growth Fund	1.00%[4]
Driehaus Micro Cap Growth Fund	1.25%[5]

1    Prior to January 1, 2014, the Driehaus International Discovery Fund paid the Adviser an annual management fee on a monthly basis as follows: 1.35% on the first $1 billion of average daily net assets and 1.25% of average daily net assets in excess of $1 billion. Effective January 1, 2014, the Fund pays the Adviser an annual management fee on a monthly basis of 1.25% of average daily net assets.

2    The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Driehaus Emerging Markets Small Cap Growth Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs and extraordinary expenses) at 2.00% of average daily net assets until August 21, 2014. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

3    Prior to January 1, 2014, the Driehaus Global Growth Fund paid the Adviser an annual management fee on a monthly basis at 1.15% of average daily net assets. Effective January 1, 2014, the Fund pays the Adviser an annual management fee on a monthly basis of 1.00% of average daily net assets.

4    The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Driehaus Mid Cap Growth Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) at 1.75% of average daily net assets until the earlier of the termination of the investment advisory agreement or April 30, 2015. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

5    The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Micro Cap Growth Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) at 1.70% of average daily net assets until the earlier of the termination of the investment advisory agreement by the Board of Trustees or the Fund’s shareholders or November 18, 2016. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years subsequent to the Fund’s commencement of operations on November 18, 2013, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval or continuation of the investment advisory agreement for each Fund may be reviewed in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2013. Shareholder reports may be obtained by calling 1-800-560-6111, or by visiting www.driehaus.com or the SEC’s web site at www.sec.gov.

Driehaus International Discovery Fund

Portfolio Manager. The Driehaus International Discovery Fund is managed by Dan Rea. Prior to assuming sole portfolio manager responsibilities on December 31, 2008, Mr. Rea served as the co-portfolio manager of Driehaus International Discovery Fund since August 1, 2007. Mr. Rea has responsibility for making investment decisions on behalf of the Fund.

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Mr. Rea received his B.S. in Accountancy from Marquette University in 1995. Mr. Rea originally worked for the Adviser as a domestic research analyst beginning in 1997, following a position in corporate finance at GE Capital Corporation. He was named portfolio manager of the Driehaus Emerging Growth Fund, L.P. in November 1998. In March 2000, Mr. Rea joined BlackRock, Inc., where he was a senior equity analyst on its Global Growth team and portfolio manager of the BlackRock Global Science and Technology Fund. In February 2005, he joined Franklin Templeton Investments as a senior equity analyst and sector leader on its Global Large Cap Growth team until he rejoined the Adviser in April 2006. Mr. Rea is also the Portfolio Manager for the Driehaus Global Growth Fund. Mr. Rea was the Assistant Portfolio Manager of the Driehaus Emerging Markets Growth Fund from April 2006 to April 2008. From August 1, 2007 through September 2008, Mr. Rea was the Co-Portfolio Manager of the Driehaus International Equity Yield Fund, a former fund of the Trust that merged into the Driehaus International Discovery Fund. In addition to his portfolio management responsibilities, Mr. Rea has served as Director of Research for the Adviser since October 2006.

Assistant Portfolio Manager. Sebastien Pigeon has been an assistant portfolio manager of the Driehaus International Discovery Fund since May 1, 2011. He has investment decision-making responsibilities for the Fund, subject to Mr. Rea’s approval.

Mr. Pigeon received his B.A. degree in Political Science from the Institute of Political Sciences (Sciences Po) in France in 1993 and his M.B.A. degree from Marseille Business School (Euromed) in France in 1995. He began his career in 1995 at Societe Generale as an associate equity research analyst. In 1996 he joined SG Cowen, the U.S. equity arm of Societe Generale, as an equity research analyst. Mr. Pigeon also worked for nine years at Exane BNP Paribas, leaving with the title of Head of U.S. Equity Research prior to joining the Adviser in 2007. Prior to assuming assistant portfolio manager responsibilities, Mr. Pigeon was an investment analyst with the Adviser.

Assistant Portfolio Manager. Joshua Rubin has been an assistant portfolio manager of the Driehaus International Discovery Fund since May 1, 2013. Mr. Rubin has investment decision-making responsibilities for the Fund, subject to Mr. Rea’s approval.

Mr. Rubin earned a B.S.F.S. in International Politics from Georgetown University. Prior to joining the Adviser in 2012, Mr. Rubin was a portfolio manager for Marsico Capital Management where he co-managed an emerging markets mutual fund. He also served as an emerging markets senior analyst, leading the global energy, industrials and materials research efforts for Marsico’s six other funds. Prior to this role, Mr. Rubin was an analyst at the investment bank George K. Baum & Company.

Driehaus Emerging Markets Growth Fund

Lead Portfolio Manager. Howard Schwab has been the lead portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2012. Mr. Schwab served as the portfolio manager of the Fund from January 1, 2008 to May 1, 2012. Mr. Schwab has responsibility for making investment decisions on behalf of the Fund.

Mr. Schwab joined the Adviser in 2001 upon completion of his B.A. degree in Economics from Denison University. Mr. Schwab is also the Co-Portfolio Manager for the Driehaus International Small Cap Growth Fund and the Driehaus Emerging Markets Small Cap Growth Fund. During his tenure with the Adviser, Mr. Schwab also was the portfolio manager for the Driehaus International Equity Yield Fund, a former fund of the Trust that merged into the Driehaus International Discovery Fund, from April 2007 through July 2007, and was an investment analyst to and then assumed portfolio management responsibilities for the predecessor limited partnership to that fund since its inception on September 1, 2003.

Co-Portfolio Manager. Chad Cleaver has been the co-portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2012. Mr. Cleaver served as the assistant portfolio manager of the Fund from May 1, 2008 to May 1, 2012. Mr. Cleaver has responsibility for making investment decisions on behalf of the Fund.

Mr. Cleaver is also the co-portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund. Mr. Cleaver received his A.B. in Economics in 2000 from Wabash College. He earned his M.B.A. degree in 2004 from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He began his career with the Board of Governors of the Federal Reserve System. He joined the Adviser in 2004 as an investment analyst to the Fund prior to assuming assistant portfolio management responsibilities on May 1, 2008.

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Assistant Portfolio Manager. Richard Thies has been an assistant portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2014. He has investment decision-making responsibilities for the Fund, subject to Mr. Schwab’s approval.

Mr. Thies received his B.A. in international studies from Emory University and his M.A. focused in international political economy from the University of Chicago Booth School of Business. Mr. Thies began his career at the International Finance Corporation of the World Bank Group in 2005. In 2008, Mr. Thies worked for Opportunity International as a proposal writer. He then worked as an associate international economist for The Northern Trust in 2009. Mr. Thies joined the Adviser as a macro analyst in 2011.

Driehaus Emerging Markets Small Cap Growth Fund

Lead Portfolio Manager. Chad Cleaver has co-managed the Fund since its inception in August, 2011 and became the lead portfolio manager on May 1, 2012. Mr. Cleaver was the assistant portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund, L.P., the predecessor limited partnership to the Driehaus Emerging Markets Small Cap Growth Fund, since it commenced operations on December 1, 2008. Mr. Cleaver has responsibility for making investment decisions on behalf of the Fund. Mr. Cleaver’s background is described under “Driehaus Emerging Markets Growth Fund — Co-Portfolio Manager.”

Co-Portfolio Manager. Howard Schwab has co-managed the Fund since its inception in August, 2011. Mr. Schwab was the portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund, L.P., the predecessor limited partnership to the Driehaus Emerging Markets Small Cap Growth Fund, since it commenced operations on December 1, 2008. Mr. Schwab has responsibility for making investment decisions on behalf of the Fund. Mr. Schwab’s background is described under “Driehaus Emerging Markets Growth Fund — Lead Portfolio Manager.”

Assistant Portfolio Manager. Trent DeBruin has been an assistant portfolio manager of the Driehaus Emerging Markets Small Cap Growth Fund since May 1, 2014. He has investment decision-making responsibilities for the Fund, subject to Mr. Cleaver’s approval.

Mr. DeBruin received his B.A. in finance from the University of Notre Dame and earned his M.B.A. from the University of Chicago Booth School of Business. He began his career at Driehaus Capital Management in 2007 as an associate analyst.

Driehaus International Small Cap Growth Fund

Lead Portfolio Manager. David Mouser has assisted in the management of Driehaus International Small Cap Growth Fund since its inception on September 17, 2007 and became the lead portfolio manager on May 1, 2012. Mr. Mouser is responsible for making investment decisions on behalf of the Fund. Since September, 2005, Mr. Mouser was the assistant portfolio manager for the Driehaus International Opportunities Fund, L.P., the predecessor limited partnership to the Fund.

Mr. Mouser joined the Adviser in 1999 upon completion of his B.S. degree in Finance from the University of Dayton. Prior to assuming portfolio management responsibilities, Mr. Mouser was an investment analyst with the Adviser.

Co-Portfolio Manager. Daniel Burr has been the co-portfolio manager for the Driehaus International Small Cap Growth Fund since May 1, 2014. He has responsibility for making investment decisions on behalf of the Fund.

Mr. Burr received his B.S. in applied economics and business management from Cornell University in 2000 and completed his M.B.A. in 2006 with concentrations in finance and accounting from the University of Chicago Booth School of Business. Mr. Burr began his career at First Manhattan Consulting Group as an analyst from 2000 to 2001. Prior to joining Driehaus in 2013, Mr. Burr worked at Oberweis Asset Management, leaving with the title of senior international equity analyst. He joined the Adviser in 2013 as an investment analyst to the Fund prior to becoming co-portfolio manager.

Assistant Portfolio Manager. Ryan Carpenter has been the assistant portfolio manager of the Driehaus International Small Cap Growth Fund since May 1, 2010. He has investment decision-making responsibilities for the Fund, subject to Messrs. Mouser’s and Burr’s approval.

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Mr. Carpenter joined the Adviser in 2007 upon completion of his B.A. degree in Finance from the University of Illinois at Chicago. Mr. Carpenter is also the Portfolio Manager for the Adviser’s International Realty strategy. Prior to assuming portfolio management responsibilities, Mr. Carpenter was an investment analyst with the Adviser.

Driehaus Global Growth Fund

Portfolio Manager. The Driehaus Global Growth Fund is managed by Dan Rea. Mr. Rea has been the portfolio manager for the Fund since its inception on May 1, 2008 and is responsible for making investment decisions on behalf of the Fund. Mr. Rea’s background is described under “Driehaus International Discovery Fund — Portfolio Manager.”

Assistant Portfolio Manager. Sebastien Pigeon has been an assistant portfolio manager of the Driehaus Global Growth Fund since May 1, 2013. He has investment decision-making responsibilities for the Fund, subject to Mr. Rea’s approval. Mr. Pigeon’s background is described under “Driehaus International Discovery Fund — Assistant Portfolio Manager.”

Assistant Portfolio Manager. Joshua Rubin has been an assistant portfolio manager of the Driehaus Global Growth Fund since May 1, 2013. He has for investment decision-making responsibilities for the Fund, subject to Mr. Rea’s approval. Mr. Rubin’s background is described under “Driehaus International Discovery Fund — Assistant Portfolio Manager.”

Driehaus Mid Cap Growth Fund

Portfolio Manager. Dan Wasiolek has managed the Driehaus Mid Cap Growth Fund since its inception on April 15, 2009. Mr. Wasiolek is responsible for making all investment decisions on behalf of the Fund. Mr. Wasiolek was an investment analyst and then assumed portfolio management responsibilities for the Driehaus Institutional Mid Cap, L.P. and the Driehaus Mid Cap Investors, L.P., the predecessor limited partnerships to the Driehaus Mid Cap Growth Fund, since October 26, 2007.

Mr. Wasiolek joined the Adviser in 1998 upon completion of his B.A. in Business Administration from Illinois Wesleyan University. In 2002, Mr. Wasiolek earned an M.B.A. from DePaul University’s Kellstadt Graduate School of Business. Mr. Wasiolek is the portfolio manager for the Adviser’s Mid Cap Growth and Large Cap Growth strategies and co-portfolio manager for the Adviser’s Small/Mid Cap Growth strategy. Prior to assuming portfolio manager responsibilities, Mr. Wasiolek was an investment analyst with the Adviser.

Assistant Portfolio Manager. Brad Jackson has been an assistant portfolio manager of the Driehaus Mid Cap Growth Fund since May 1, 2013 He has investment decision-making responsibilities for the Fund, subject to Mr. Wasiolek’s approval.

Mr. Jackson received his B.B.A. in finance investments and banking from the University of Wisconsin-Madison and his M.B.A. with concentrations in analytical finance and economics from the University of Chicago in 2004. Mr. Jackson joined the Adviser as a senior analyst in 2010. Prior to joining the firm, he served as an analyst at Neuberger Berman, and a senior investment analyst at American Century. Mr. Jackson is a CFA charterholder.

Driehaus Micro Cap Growth Fund

Portfolio Manager. The Driehaus Micro Cap Growth Fund is managed by Jeffrey James. Mr. James has been the Portfolio Manager for the Fund since its inception and is responsible for making investment decisions on behalf of the Fund. Mr. James was the portfolio manager for the Driehaus Micro Cap Fund, L.P since 1998 and the portfolio manager for the Driehaus Institutional Micro Cap Fund, L.P. since its inception. These are the predecessor limited partnerships to the Fund.

Mr. James received his B.S. in Finance from Indiana University in 1990 and an M.B.A. from DePaul University in 1995. He began his career with Lehman Brothers in 1990. From 1991 through 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an analyst. In 1997, Mr. James joined the Adviser as a sector analyst covering the information technology and energy sectors. In 1998, he assumed portfolio management duties for the Adviser’s Micro Cap Growth Strategy and in 2006 for the Adviser’s Small Cap Growth Strategy.

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Assistant Portfolio Manager. Michael Buck is the assistant portfolio manager of the Driehaus Micro Cap Growth Fund, a position he has held since the Fund’s inception. In this role, he supports Mr. James with investment research, security selection and portfolio construction. Mr. Buck has investment decision-making responsibilities for the Fund, subject to Mr. James’s approval. Mr. Buck was the assistant portfolio manager of the Driehaus Micro Cap Fund, L.P since January 1, 2009 and the Driehaus Institutional Micro Cap Fund, L.P. since its inception.

Mr. Buck received a B.A. in Economics and Cello Performance from Northwestern University in 2000. Mr. Buck began his career in 2001 with Deloitte Consulting. In 2002, he joined the Adviser, where he also serves as a senior research analyst focusing on U.S. micro-cap and small-cap stocks within the consumer discretionary, consumer staples and financials sectors. Mr. Buck is the assistant portfolio manager for the Adviser’s Micro Cap Growth Strategy and for the Adviser’s Small Cap Growth Strategy.

The SAI provides additional information about the portfolio managers’ and assistant portfolio managers’ compensation, other accounts managed, and ownership of securities in the Funds.

Distributor. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Funds or to their shareholders.

Administrator. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is the administrator for the Funds. In such capacity, BNY Mellon assists the Funds in aspects of their administration and operation, including certain accounting services.

Transfer Agent. BNY Mellon is the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records.

Custodian. The Northern Trust Company (the “Custodian”) is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network or foreign depositories used by such members.

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Shareholder Information

Net Asset Value

Each Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at a Fund’s net asset value per share next calculated after receipt of your purchase or redemption order in good form. Net asset value per share is determined by dividing the difference between the values of a Fund’s assets and liabilities by the number of its shares outstanding. The Funds’ holdings are typically valued using readily available market quotations provided by an independent pricing service. Securities may be valued by the Adviser’s Pricing Committee or an independent pricing service as described below, using methods approved by the Board of Trustees when: (i) securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available, or (ii) an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value.

The Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Growth Fund and Driehaus International Small Cap Growth Fund use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indices of U.S. traded securities and other indicators, such as closing prices of American Depository Receipts and futures contracts, to determine the fair value of relevant foreign equity securities. In such cases, a Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the security’s sale. Because foreign securities markets may operate on days that are not business days in the U.S., the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem the Funds’ shares.

Opening an Account

1)	Read this Prospectus carefully.

2)	Each Fund has the following minimum investments, which may be waived at the discretion of DS LLC:

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please contact Shareholder Services at 1-800-560-6111. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless you indicate on the application that you do not want these privileges. By confirming your privileges on the New Account Application, you can avoid the delay of having to submit an additional application to change your privileges.

The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

4)	Include your purchase check or call Shareholder Services at 1-800-560-6111 to initiate a wire purchase.

5)

To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting www.driehaus.com or by calling Shareholder Services at 1-800-560-6111. IRA investors should also read the IRA Disclosure Statement and Custodial Account

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Agreement for further details on eligibility, service fees, and federal tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Funds, and the account features, policies and fees may differ from those discussed in this Prospectus. Please contact Shareholder Services at 1-800-560-6111 for additional information.

How to Purchase Shares

1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Funds accept:
•	Your personal check, preprinted with your name and address
•	Certified personal checks

for Fund share purchases under $100,000. For purchases of $100,000 or more, the Funds accept only wire transfers.

Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:

•	Cash
•	Credit cards
•	Cashier’s/Official checks
•	Bank drafts
•	Third party checks
•	“Starter” checks that do not have a printed name and address on them
•	Travelers checks
•	Credit card checks
•	Money orders

Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail: Driehaus Mutual Funds P.O. Box 9817 Providence, RI 02940	Overnight Delivery: Driehaus Mutual Funds 4400 Computer Drive Westborough, MA 01581-1722

2)	By Wire Transfer. Call Shareholder Services at 1-800-560-6111 to initiate your purchase and obtain your account number. Wire instructions can be obtained from Shareholder Services by calling 1-800-560-6111, from the account application or at the Funds’ web site at www.driehaus.com.

3)	Through Automatic Investment Plan. Additional investments in shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds via Automated Clearing House Network Transfer (“ACH”) from your pre-designated bank account through the Automatic Investment Plan.

4)	Through ACH. Additional investments in shares of the Funds may also be made at any time by authorizing the Transfer Agent to withdraw funds via ACH from your pre-designated bank account. The Funds do not accept initial investments through ACH. Instructions to purchase shares of the Funds by ACH which are received prior to close of the NYSE receive the net asset value calculated on the next business day. Instructions to purchase shares of the Funds by ACH received after the close of the NYSE receive the net asset value calculated on the second business day after receipt.

5)	Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Funds. There are no charges or limitations imposed by the Funds, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Funds or DS LLC. However, unless waived, the Funds will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

New investors who would like to participate in the Automatic Investment Plan or make additional investments in shares of the Funds by ACH should complete the appropriate section of the account application and mail it to

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Driehaus Mutual Funds at the address included in the “By Mail” section above. Current investors should complete the Optional Account Services Form to add either or both privileges to their account(s). To obtain either form, call Shareholder Services at 1-800-560-6111 or visit www.driehaus.com.

Financial institutions that enter into a sales agreement with DS LLC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Funds. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Funds when the Intermediary accepts the order. In certain instances, an Intermediary (including Charles Schwab & Co., Inc.) may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Funds’ behalf. The Intermediary is liable to the Funds for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.

DS LLC makes payments, and the Adviser may make payments, out of their own resources to Intermediaries for providing shareholder servicing or distribution related activities. No payments are made by the Funds for distribution or promotion of the Funds.

General Purchase Information

Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Funds do not generally sell shares to persons or entities, including foreign financial institutions, foreign shell banks and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. However, under limited circumstances, the Funds reserve the right to sell shares to such persons or entities residing outside of the U.S., its territories and possessions. The Funds reserve the right not to accept any purchase order. The Funds also reserve the right to change their investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.

“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-deferred account (such as an IRA), buying Fund shares at a time when a Fund has substantial undistributed income or substantial recognized or unrecognized gains can cost you money in taxes. See “Distributions and Taxes — Buying a Distribution” below. Contact the Fund for information concerning when distributions will be paid.

Shares Purchased by Check or ACH. Shares purchased by check are subject to a 10 business day escrow period to ensure payment to the relevant Fund. Shares purchased by ACH are subject to a 5 business day escrow period to ensure payment to the relevant Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.

Driehaus International Small Cap Growth Fund. The Driehaus International Small Cap Growth Fund is closed to new investors. You may purchase Driehaus International Small Cap Growth Fund shares and reinvest dividends and capital gains you receive on your holdings of Fund shares in additional shares of the Fund if you are:

•	A current Fund shareholder;

•

A participant in a qualified retirement plan that offers the Fund as an investment option or that has the same or a related plan sponsor as another qualified retirement plan that offers the Fund as an investment option; or

•	A financial advisor or registered investment adviser whose clients have Fund accounts.

You may open a new account in the Driehaus International Small Cap Growth Fund if you:

•	Are an employee of the Adviser or its affiliates or a Trustee of Driehaus Mutual Funds;

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•	Exchange your shares of another Driehaus Mutual Fund for shares of the Fund;

•

Hold shares of the Fund in another account, provided your new account and your existing account are registered under the same address of record, the same primary Social Security Number or Taxpayer Identification Number, the same name(s), and the same beneficial owner(s); or

•	Are a financial advisor or registered investment adviser whose clients have Fund accounts.

These restrictions apply to investments made directly through Driehaus Securities LLC, the Fund’s distributor, as well as investments made through intermediaries. Intermediaries that maintain omnibus accounts are not allowed to open new sub-accounts for new investors, unless the investor meets the criteria listed above. Once an account is closed, additional investments will not be accepted unless you meet the criteria listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to (i) eliminate any of the exceptions listed above and impose additional restrictions on purchases of Fund shares; and (ii) make additional exceptions that, in its judgment, do not adversely affect the Adviser’s ability to manage the Fund.

How to Redeem Shares

1)	By Mail. Shareholders may sell shares by writing the Funds at the following address:

Regular Mail: Driehaus Mutual Funds P.O. Box 9817 Providence, RI 02940	Overnight Delivery: Driehaus Mutual Funds 4400 Computer Drive Westborough, MA 15181-1722

Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Medallion Signature Guarantees.” Redemption proceeds will be net of any applicable redemption fees.

2)	By Telephone. You will automatically have the telephone redemption by check privileges when you open your account unless you indicate on the application that you do not want this privilege. You may also have redemption proceeds sent directly to your bank account by wire or ACH if you mark the appropriate box(es) and provide your bank information on your application. If you are a current shareholder, you should complete the Optional Account Services Form to add these additional redemption options to your account. You may make a telephone redemption request for up to $100,000 by calling Shareholder Services at 1-800-560-6111 and providing your account number, the exact name of your account and your social security or taxpayer identification number. See “General Redemption Information” below for specific information on payment of redemption proceeds under each payment option. The Funds reserve the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose address has changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired or electronically transferred to a bank account previously designated by you in writing.

3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)	Through ACH. Your redemption proceeds less any applicable redemption fee, can be electronically transferred to your pre-designated bank account on or about the date of your redemption. There is no fee associated with this redemption payment method.

5)	Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.

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General Redemption Information

Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Funds. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please contact Shareholder Services at 1-800-560-6111.

Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

Redemptions by the Funds. The Funds reserve the right to redeem shares in any account and send the proceeds to the owner if, immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

Fund	Minimum Account Value	Minimum IRA Account Value
Driehaus International Discovery Fund	$5,000	$1,500
Driehaus Emerging Markets Growth Fund	$5,000	$1,500
Driehaus Emerging Markets Small Cap Growth Fund	$5,000	$1,500
Driehaus International Small Cap Growth Fund	$5,000	$1,500
Driehaus Global Growth Fund	$5,000	$1,500
Driehaus Mid Cap Growth Fund	$5,000	$1,500
Driehaus Micro Cap Growth Fund	$5,000	$1,500

A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed.

In-Kind Redemptions. The Funds generally intend to pay all redemptions in cash. However, the Funds may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the relevant Fund, whichever is less. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.

Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss for federal income tax purposes.

Each Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption fees may be waived in certain circumstances (see “Policies and Procedures Regarding Frequent Purchases and Redemptions” below).

For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The Funds will pay redemption proceeds, less any applicable fees (including redemption fees), as follows:

1)	PAYMENT BY CHECK — Normally mailed within seven days of redemption to the address of record.

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2)	PAYMENT BY WIRE — Normally sent via the Federal Wire System on the next business day after redemption ($15 wire fee applies) to your pre-designated bank account.

3)	PAYMENT BY ACH — Normally sent by ACH on or about the date of your redemption to your pre-designated bank account. Please consult your financial institution for additional information.

If it is in the best interest of the Funds to do so, the Funds may take up to seven days to pay proceeds from shares redeemed. The redemption price will be determined as of the time proper redemption instructions are received, in the manner described above, even if a Fund delays payment of the proceeds. For payments sent by wire or ACH, the Funds are not responsible for the efficiency of the federal wire or ACH systems or the shareholder’s financial services firm or bank. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 business days after purchase by personal check or 5 business days after purchase by ACH will be delayed until the applicable escrow period has expired. Shares purchased by certified check or wire are not subject to the escrow period.

Policies and Procedures Regarding Frequent Purchases and Redemptions

Frequent and short-term trading in shares of the Funds, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Funds for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Funds need to maintain cash or liquidate portfolio holdings to meet redemptions. The Funds may be particularly susceptible to risks of short-term trading because they invest in foreign securities. Time zone differences among international stock markets may motivate investors to attempt to exploit the use of prices based on closing prices of foreign securities exchanges (“time zone arbitrage”). The Funds’ valuation procedures seek to minimize investors’ ability to engage in time zone arbitrage in the Funds. See “Net Asset Value” above.

The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Trust imposes a 2% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their purchase. This redemption fee was imposed to reduce the impact of costs resulting from short-term trading and to deter market timing activity. The Funds waive the redemption fee in certain circumstances, including for certain retirement plan investors, for certain omnibus accounts when the Intermediary collects the fee at the sub-account level and remits it to the Funds, for investors in certain wrap programs and otherwise, at the Funds’ discretion. The Funds reserve the right to modify or terminate these waivers at any time.

The Funds’ Adviser receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser monitors the trading activity of direct shareholders and trading activity through Intermediaries, as well as instances in which the Funds receive a redemption fee from a direct shareholder or Intermediary account. This monitoring may result in the Funds’ rejection or cancellation of future purchase or exchange transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity. The Funds also may limit the number of exchanges a shareholder can make between the Funds.

Shares of the Funds may be purchased directly from the Funds (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Funds do not know the identity of the beneficial owners of many of the accounts opened through Intermediaries and consequently rely on the Intermediaries to comply with the Funds’ policies and procedures on frequent purchases and redemptions. In some instances, the Funds allow an Intermediary to impose frequent trading restrictions that differ from those of the Funds. Investors who purchase shares through an Intermediary should review any disclosures provided by the Intermediary with which they have an account to determine what frequent trading restrictions may apply to their account. The Funds may direct any Intermediary to block any shareholder account from future trading in the Funds if market timing is suspected or discovered.

Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or Intermediaries will be able to identify these shareholders or curtail their market timing activity.

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Shareholder Services and Policies

Exchanging Shares. Any shares of a Fund that you have held for the applicable escrow period may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the Fund(s) has (have) the same transfer agent, is (are) available for purchase, the Fund(s) to be acquired is (are) registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of a Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares of any Driehaus Mutual Fund, subject to the qualifications noted above, by telephone unless you indicate on your application that you do not want this privilege. The Funds reserve the right to limit the number of exchanges between Funds and to reject any exchange order. The Funds reserve the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, an exchange is treated the same as a sale and you may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares exchanged. The 2.00% redemption fee also applies to shareholders who exchange their shares for any other Driehaus Mutual Fund shares within 60 days of purchase.

Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account activity. In addition to certain signature requirements, a medallion signature guarantee is required in any of the following circumstances:

•	A redemption request is over $100,000.

•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.

•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.

•	A redemption amount is to be wired to a bank other than one previously authorized.

•	To add or change bank information for wire or ACH transactions on an existing account.

At the Funds’ discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

Telephone Transactions. Shareholders will automatically have telephone redemption by check and exchange privileges unless they indicate on their account application that they do not want these privileges. Shareholders may initially purchase shares by telephone via bank wire. Shareholders engaging in telephone transactions should be aware of the risks associated with these types of transactions as compared to written requests. Although the Funds employ reasonable procedures to confirm that instructions received by telephone are genuine, a shareholder authorizing a transaction by telephone bears the risk of any resulting losses, unless the Funds or their service providers fail to employ these measures. In such cases, the Funds or their service providers may be liable for losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Confirmation statements for telephone transactions should be reviewed for accuracy immediately upon receipt by the shareholder.

Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, a Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Funds by telephone, requests may be mailed to the Funds at the address listed in “How to Redeem Shares.”

A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Funds by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial

55

reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of a Fund. Separate shareholder statements will continue to be mailed for each Fund account. If you want additional copies or do not want your mailings to be “householded,” please call Shareholder Services at 1-800-560-6111 or write to Driehaus Mutual Funds, P.O. Box 9817, Providence, RI 02940.

Dividend Policies

Reinvestment of Distributions. Dividends and distributions payable by a Fund are automatically reinvested in additional shares of such Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash.

Distributions and Taxes

Payment of Dividends and Other Distributions. Each Fund pays its shareholders dividends from its investment company taxable income (determined without regard to the deduction for dividends paid), and distributions from any realized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years). Dividends and distributions are generally paid once a year. Each Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses), plus 98.2% of capital gain net income realized during the 12-month period ended October 31 in that year, if any. Each Fund intends to distribute any undistributed ordinary income and capital gain net income in the following year. With respect to the Driehaus International Small Cap Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund, because each Fund succeeded to the tax basis of the assets of its predecessor limited partnership(s), shareholders should be aware that, as portfolio securities that were received from the limited partnership(s) are sold, any capital gain that existed at the time the Fund acquired the securities from the limited partnership(s), along with any appreciation that occurred while the Fund held the securities, may be recognized by the Fund, and such recognized gain, if any, will be distributed to Fund shareholders as dividends or distributions and will be taxable to them for federal income tax purposes.

Federal Income Tax Status of Dividends and Other Distributions. Distributions by a Fund of investment company taxable income (determined without regard to the deduction for dividends paid) are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 70% dividends received deduction available to corporate shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. However, dividends received by a Fund from foreign corporations are not expected to qualify for the dividends received deduction and dividends received from certain foreign corporations may not qualify for treatment as qualified dividend income. Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of a Fund. The U.S. federal income tax status of all distributions will be designated by a Fund and reported to its shareholders annually. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared to shareholders of record in the last three months of the calendar year and paid in the following January are taxable as if paid on December 31 of the year declared.

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Taxability of Distributions to Individuals and Other Noncorporate Shareholders (taxable years beginning in 2014)

Type of Distribution	Federal Income Tax Rate for 15% Bracket or lower	Federal Income Tax Rate for 25%, 28%, 33% and 35% Bracket	Federal Income Tax Rate for 39.6% Bracket
Income Dividends	ordinary income rate	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate	ordinary income rate
Long-term Capital Gains	0%	15%	20%
Qualified Dividend Income	0%	15%	20%

In addition, an additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that generally entitle each Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Each Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that a Fund is liable for foreign income taxes, the Fund may make an election under the Code to “pass through” to the Fund’s shareholders foreign income taxes paid, but there can be no assurance that the Fund will qualify to make such election. It is not expected that the Driehaus Mid Cap Growth Fund or Driehaus Micro Cap Growth Fund will qualify to make such election. If this election is made, shareholders will generally be able to claim a credit or deduction (subject to certain limitations) on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may be able to claim a credit for foreign taxes paid and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund. If a Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Buying a Distribution. A distribution paid after an investor purchases shares of a Fund will reduce the net asset value of the shares by the amount of the dividend or distribution, but such dividend or distribution nevertheless will be taxable to such shareholder even if it represents a return of a portion of the shareholder’s investment.

Redemption of Fund Shares. If a shareholder redeems or exchanges Fund shares in a non-retirement account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares redeemed or exchanged, the shareholder may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shareholder held the shares for more than one year. If the shareholder held the shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Shareholders may be limited in their ability to utilize capital losses. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

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Backup Withholding. A Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from dividends, distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

•	An investor fails to furnish the Fund with the investor’s properly certified social security or other taxpayer identification number;

•

An investor fails to properly certify that the investor’s taxpayer identification number is correct or that the investor is not subject to backup withholding due to the underreporting of certain income; or

•	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s taxpayer identification number is incorrect or that the investor is subject to backup withholding.

Cost Basis Reporting. The Funds are required to report to the IRS, and to furnish to Fund shareholders, detailed cost basis and holding period information for Fund shares acquired on or after January 1, 2012 (“covered shares”), that are redeemed on or after that date. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you redeem covered shares during any year, the Funds will report the following information to the IRS and to you on Form 1099-B: (i) the cost basis of such shares, (ii) the gross proceeds you received on the redemption, and (iii) the holding period for the redeemed shares. The Funds’ default method for calculating the cost basis of covered shares is the average cost basis. You should contact your tax or other advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method other than the default average cost basis. If you wish to change your cost basis methodology, please see the Cost Basis Election Form at www.driehaus.com or call 1-800-560-6111. If you hold your Fund shares through a financial intermediary, please contact your representative regarding the reporting of cost basis and available elections for your account.

Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.

Certifications of federal income tax status are contained in the account application that should be completed and returned when opening an account. Each Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return, provided certain information is provided to the IRS.

The foregoing discussion of U.S. federal income taxation is only a general summary as of April 30, 2014. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local or foreign tax consequences of ownership of any Fund shares before making an investment in a Fund.

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Financial Highlights — Driehaus International Discovery Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2013		2012		2011		2010	2009

Net asset value, beginning of period	$27.85		$24.27		$30.27		$27.19	$18.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03		0.03	^	0.13	^	(0.22)	0.00 ~
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.73		3.55		(6.13)		3.86	9.02

Total income (loss) from investment operations	4.76		3.58		(6.00)		3.64	9.02

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—		(0.56)	(0.11)
Distributions from capital gains	—		—		—		—	—

Total distributions	—		—		—		(0.56)	(0.11)

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	0.00 ~	0.00 ~

Net asset value, end of period	$32.61		$27.85		$24.27		$30.27	$27.19

Total Return	17.09%		14.75%		(19.85)%		13.47%	49.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$133,887		$206,393		$211,927		$338,840	$364,411
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.65	%¥	1.76	%¥	1.72	%¥	1.71%	1.75%
Ratio of net expenses to average net assets	1.62	%#¥	1.75	%#¥	1.71	%#¥	1.70%#	1.74%#
Ratio of net investment income (loss) to average net assets	0.11	%#	0.11	%#	0.44	%#	(0.77)%#	0.07%#
Portfolio turnover	156%		112%		119%		93%	145%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share.

#	Such ratios are net of fees paid indirectly through a commission recapture program.

¥   Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2013, 2012 and 2011. The interest expense is from utilizing the line of credit.

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Financial Highlights — Driehaus Emerging Markets Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of period	$30.61	$25.72	$32.20	$29.24	$17.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10	0.13	0.16	(0.04)^	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.62	4.88	(4.97)	6.84	12.09

Total income (loss) from investment operations	2.72	5.01	(4.81)	6.80	12.04

LESS DISTRIBUTIONS:
Dividends from net investment income	—	(0.12)	—	(0.69)	—
Distributions from capital gains	(0.80)	—	(1.67)	(3.15)	—

Total distributions	(0.80)	(0.12)	(1.67)	(3.84)	—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.01

Net asset value, end of period	$32.53	$30.61	$25.72	$32.20	$29.24

Total Return	8.92%	19.51%	(15.02)%	23.56%	70.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,634,866	$989,258	$741,291	$834,311	$575,842
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.66%	1.68%	1.68%	1.69%	1.78%
Ratio of net expenses to average net assets	1.64%#	1.66%#	1.64%#	1.63%#	1.75%#
Ratio of net investment income (loss) to average net assets	0.33%#	0.48%#	0.49%#	(0.15)%#	(0.30)%#
Portfolio turnover	264%	278%	342%	293%	275%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share.

#	Such ratios are net of fees paid indirectly through a commission recapture program.

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Financial Highlights — Driehaus Emerging Markets Small Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,				For the Period August 22, 2011 through December 31, 2011
	2013		2012

Net asset value, beginning of period	$11.15		$8.81		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00	)^~	0.00	^~	(0.03)
Net realized and unrealized gain (loss) on investments	1.36		2.52		(1.16)

Total income (loss) from investment operations	1.36		2.52		(1.19)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)		(0.18)		—
Distributions from capital gains	—		—		—

Total distributions	(0.02)		(0.18)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	—

Net asset value, end of period	$12.49		$11.15		$8.81

Total Return	12.11%		28.83%		(11.90	)%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$191,285		$80,997		$32,720
Ratio of expenses before reimbursements and waivers to average net assets	1.85%		2.15%		2.74	%*
Ratio of net expenses to average net assets	1.90	%†#	1.99	%†#	1.97	%*†#
Ratio of net investment income (loss) to average net assets	(0.02	)%†#	(0.02	)%†#	(0.91	)%*†#
Portfolio turnover	223%		183%		74	%**

*	Annualized.

**	Not Annualized.

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share.

†    Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly through a commission recapture program.

61

Financial Highlights — Driehaus International Small Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$9.45	$8.51	$9.66	$7.64		$4.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)^	0.03	0.07	(0.06)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.74	0.95	(1.17)	2.14		2.73

Total income (loss) from investment operations	2.73	0.98	(1.10)	2.08		2.71

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.13)	(0.04)	(0.05)	(0.06)		—
Distributions from capital gains	(1.21)	—	—	—		—

Total distributions	(1.34)	(0.04)	(0.05)	(0.06)		—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00	~	0.00	~

Net asset value, end of period	$10.84	$9.45	$8.51	$9.66		$7.64

Total Return	29.24%	11.67%	(11.39)%	27.13%		55.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$270,671	$234,959	$232,729	$258,446		$201,020
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.73%	1.76%	1.73%	1.75%		1.87%
Ratio of net expenses to average net assets	1.70%#	1.74%#	1.69%#	1.72	%†#	1.85	%†#
Ratio of net investment income (loss) to average net assets	(0.11)%#	0.31%#	0.66%#	(0.76	)%†#	(0.54	)%†#
Portfolio turnover	320%	280%	311%	298%		265%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share.

†    Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010.

#	Such ratios are net of fees paid indirectly through a commission recapture program.

62

Financial Highlights — Driehaus Global Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2013	2012	2011		2010		2009

Net asset value, beginning of period	$7.22	$6.58	$9.01		$7.59		$4.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(0.05)	(0.10)		(0.11)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.31	1.00	(1.53)		1.55		2.66

Total income (loss) from investment operations	1.26	0.95	(1.63)		1.44		2.61

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—		(0.02)		—
Distributions from capital gains	(0.87)	(0.31)	(0.80)		—		—

Total distributions	(0.87)	(0.31)	(0.80)		(0.02)		—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00	~	—		0.00	~

Net asset value, end of period	$7.61	$7.22	$6.58		$9.01		$7.59

Total Return	17.79%	14.36%	(18.15)%		19.00%		52.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$39,686	$35,350	$35,580		$52,719		$40,301
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.93%	2.02%¥	1.88	%¥	1.81%		2.34%
Ratio of net expenses to average net assets	1.92%#	2.01%#¥	1.97	%†#¥	2.00	%†#	2.00	%†#
Ratio of net investment income (loss) to average net assets	(0.72)%#	(0.62)%#	(1.08	)%†#	(1.37	)%†#	(1.09	)%†#
Portfolio turnover	163%	103%	142%		145%		119%

~	Amount represents less than $0.01 per share.

†    Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and/or recapture, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011.

#	Such ratios are net of fees paid indirectly through a commission recapture program.

¥   Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2012 and 2011. The interest expense is from utilizing the line of credit.

63

Financial Highlights — Driehaus Mid Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,				For the Period April 27, 2009 through December 31, 2009
	2013	2012	2011	2010

Net asset value, beginning of period	$12.87	$12.53	$13.69	$11.63	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.16)	(0.10)	(0.16)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	4.79	1.61	(0.14)	3.25	2.85

Total income (loss) from investment operations	4.63	1.51	(0.30)	3.11	2.77

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.83)	(1.17)	(0.86)	(1.05)	(1.14)

Total distributions	(2.83)	(1.17)	(0.86)	(1.05)	(1.14)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00	~

Net asset value, end of period	$14.67	$12.87	$12.53	$13.69	$11.63

Total Return	36.61%	11.97%	(2.15)%	26.59%	27.66	%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$34,279	$24,181	$21,895	$21,573	$14,821
Ratio of expenses before reimbursements and waivers to average net assets	1.85%	1.97%	1.95%	2.47%	2.82	%*
Ratio of net expenses to average net assets	1.75%†	1.75%†	1.75%†	1.75%†	1.75	%*†
Ratio of net investment income (loss) to average net assets	(1.33)%†	(0.78)%†	(1.13)%†	(1.39)%†	(1.15	)%*†
Portfolio turnover	199%	123%	193%	182%	208	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share.

†    Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 30, 2015.

64

Financial Highlights — Driehaus Micro Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Period November 18, 2013 through December 31, 2013

Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	0.76

Total income (loss) from investment operations	0.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	—

Total distributions	—

Net asset value, end of period	$10.74

Total Return	7.40	%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$74,677
Ratio of expenses before reimbursements and waivers to average net assets	2.28	%*
Ratio of net expenses to average net assets	1.70	%*†
Ratio of net investment income (loss) to average net assets	(1.55	)%*†
Portfolio turnover	21	%**

*	Annualized

**	Not Annualized

†    Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 18, 2016.

65

FOR MORE INFORMATION

More information on these Funds is available without charge, upon request, including the following:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more details about each Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference.

To Obtain Information:

By Telephone

Call 1-800-560-6111

By Mail

Write to:

Driehaus Mutual Funds

P.O. Box 9817

Providence, RI 02940

On the Internet

Text-only versions of Fund documents, including the SAI, annual and semi-annual reports can be viewed online or downloaded without charge from: www.driehaus.com or the SEC at http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC

(1-202-551-8090) or by sending your request by email to publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, DC 20549-1520 (a duplicating fee is charged).

© 2014, Driehaus Mutual Funds

1940 Act File No. 811-07655

STATEMENT OF ADDITIONAL INFORMATION

DRIEHAUS MUTUAL FUNDS

Relating to the Reorganization of the Driehaus International Discovery Fund

into the Driehaus International Small Cap Growth Fund

DRIEHAUS MUTUAL FUNDS

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

(800) 560-6111

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated December 17, 2014, for the Special Meeting of Shareholders of the Driehaus International Discovery Fund (the “Target Fund”), a series of the Driehaus Mutual Funds (the “Trust”), to be held on February 11, 2015. This SAI is incorporated by reference in its entirety into the Proxy Statement/Prospectus. At the Special Meeting, shareholders of the Target Fund will be asked to approve the merger of the Target Fund into the Driehaus International Small Cap Growth Fund, also a series of the Trust, as described in the Proxy Statement/Prospectus.

Copies of the Proxy Statement/Prospectus may be obtained without charge by writing to Driehaus Mutual Funds, P.O. Box 9817, Providence, Rhode Island 02940, or by calling toll-free (800) 560-6111 and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Funds is contained in the Funds’ SAI dated April 30, 2014, as supplemented from time to time.

The unaudited pro forma financial statements for the merger of the Target Fund into the Driehaus International Small Cap Growth Fund are attached hereto.

The date of this SAI is December 17, 2014.

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Statement of Assets and Liabilities

June 30, 2014

(unaudited)

	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments		Pro Forma Combined (Note 1)
ASSETS:
Investments:
Investments at cost	$215,707,105	$103,557,543	$—		$319,264,648
Net unrealized appreciation	32,089,175	12,335,119	—		44,424,294

Investments, at market value	247,796,280	115,892,662	—		363,688,942
Cash	6,211,771	2,548,699	—		8,760,470
Foreign currency (cost $2,547,408 and $680,961)	2,560,012	689,956	—		3,249,968
Receivables:
Dividends	544,689	339,115	—		883,804
Investment securities sold	549,869	1,742,021	—		2,291,890
Fund shares sold	64,830	2,740	—		67,570
Prepaid expenses	1,239	8,535	—		9,774

Total Assets	257,728,690	121,223,728	—		378,952,418
LIABILITIES:
Payables:
Investment securities purchased	3,968,050	2,405,017	—		6,373,067
Fund shares redeemed	745,747	43,464	—		789,211
Due to affiliates	309,846	120,807	—		430,653
Net unrealized depreciation on unsettled foreign currency transactions	1,378	1,676	—		3,054
Audit and tax fees	32,720	35,220	—		67,940
Accrued expenses	41,537	39,148	—		80,685

Total Liabilities	5,099,278	2,645,332	—		7,744,610

NET ASSETS	$252,629,412	$118,578,396	$—		$371,207,808

Net Assets consisted of the following at June 30, 2014:
Paid-in capital	$190,597,191	$330,219,676	—		520,816,867
Undistributed net investment income (loss)	(730,643)	245,686	—		(484,957)
Undistributed net realized gain (loss)	30,662,064	(224,254,982)	—		(193,592,918)
Unrealized net foreign exchange gain (loss)	11,625	32,897	—		44,522
Unrealized net appreciation (depreciation) on investments	32,089,175	12,335,119	—		44,424,294

NET ASSETS	$252,629,412	$118,578,396	$—		$371,207,808

Driehaus International Small Cap Growth Fund
Net Assets	$252,629,412		$118,578,396	(a)	$371,207,808
Shares Outstanding	22,107,999		10,376,983	(a)	32,484,982

Net Asset Value Per Share	$11.43		$11.43		$11.43

Driehaus International Discovery Fund
Net Assets		$118,578,396	$(118,578,396	)(b)	$—
Shares Outstanding		3,700,739	(3,700,739	)(b)	—

Net Asset Value Per Share		$32.04	$—		$—

(a)	Reflects net effect of combining existing Driehaus International Discovery Fund into the Driehaus International Small Cap Growth Fund.
(b)	Reflects exchange of Driehaus International Discovery Fund into the Driehaus International Small Cap Growth Fund.

See Notes to Pro Forma Combining Financial Statements

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Statement of Operations

For the year ended June 30, 2014

(unaudited)

	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments		Pro Forma Combined (Note 1)
INVESTMENT INCOME (LOSS):
Income:
Dividends	$4,117,692	$1,981,917	$—		$6,099,609
Less : Non-reclaimable foreign taxes withheld	(272,590)	(168,548)	—		(441,138)

Total Income	3,845,102	1,813,369	—		5,658,471
Expenses:
Investment advisory fee	3,832,964	1,703,570	257,131	(a)	5,793,665
Administration fee	247,772	159,472	(69,244	)(b)	338,000
Professional fees	54,201	34,012	(12,669	)(b)	75,544
Audit and tax fees	48,891	49,891	(45,082	)(b)	53,700
Federal and state registration fees	14,806	18,921	(13,727	)(b)	20,000
Custodian fees	71,311	42,185	(18,782	)(b)	94,714
Transfer agent fees	44,455	56,547	(36,000	)(b)	65,002
Trustees’ fees	37,075	32,118	(30,676	)(b)	38,517
Chief compliance officer fees	5,585	5,995	(4,585	)(b)	6,995
Reports to shareholders	15,529	15,109	(4,597	)(b)	26,041
Interest expense	—	6,583	—		6,583
Miscellaneous	32,124	30,226	(5,000	)(b)	57,350

Total Expenses	4,404,713	2,154,629	16,769		6,576,111
Fees paid indirectly	(56,728)	(29,227)	—		(85,955)

Net Expenses	4,347,985	2,125,402	16,769		6,490,156

Net Investment Income (Loss)	(502,883)	(312,033)	(16,769)		(831,685)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	40,996,813	17,502,276			58,499,089
Net realized foreign exchange gain (loss)	(97,108)	(204,814)			(301,922)
Net change in unrealized foreign exchange gain (loss)	13,939	24,882			38,821
Net change in unrealized appreciation (depreciation) of investments	15,852,342	(665,886)			15,186,456

Net realized and unrealized gain (loss) on investments and foreign currency transactions	56,765,986	16,656,458			73,422,444

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,263,103	$16,344,425			$72,590,759

(a)	Reflects adjustment to the Target Fund contractual fee level.
(b)	Reflects expected savings/increases based on current year budget.

See Notes to Pro Forma Combining Financial Statements

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Schedule of Investments

June 30, 2014

(unaudited)

SHARES

Description	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments	Pro Forma Combined (Note 1)
EQUITY SECURITIES—98.0%
EUROPE—50.8%
Germany - 13.6%
Aareal Bank AG	52,013	25,134	—	77,147
Aurelius AG	70,468	47,981	—	118,449
Continental AG (a)	—	5,589
Deutsche Annington Immobilien SE	130,097	40,334	—	170,431
Dialog Semiconductor PLC**	77,827	—	—	77,827
DMG Mori Seiki AG	72,463	—	—	72,463
Drillisch AG	97,158	—	—	97,158
Gerry Weber International AG	25,426	—	—	25,426
Jungheinrich AG	31,784	—	—	31,784
Krones AG	36,835	—	—	36,835
KUKA AG	64,174	—	—	64,174
LEG Immobilien AG	51,675	—	—	51,675
MorphoSys AG**	28,507	12,936	—	41,443
Nordex SE**	167,269	—	—	167,269
Symrise AG	—	21,546	—	21,546
Wirecard AG	57,105	33,868	—	90,973
United Kingdom — 11.7%
Abengoa Yield PLC**	50,100	17,065	—	67,165
Aberdeen Asset Management PLC	—	79,149	—	79,149
AMEC PLC	89,717	—	—	89,717
Ashtead Group PLC	204,014	143,773	—	347,787
ASOS PLC**	—	13,529	—	13,529
Barratt Developments PLC	200,946	55,187	—	256,133
Bodycote PLC	185,734	—	—	185,734
Britvic PLC	396,398	96,364	—	492,762
Countrywide PLC	—	132,869	—	132,869
Elementis PLC	607,270	—	—	607,270
Genel Energy PLC**	—	99,813	—	99,813
Great Portland Estates PLC — REIT	256,235	—	—	256,235
Halma PLC	307,250	193,617	—	500,867
Hays PLC	766,630	—	—	766,630
Jazztel PLC**	174,729	120,641	—	295,370
Ocado Group PLC**	—	93,958	—	93,958
Pets at Home Group PLC**	—	238,346	—	238,346
St. James’s Place PLC	—	85,620	—	85,620
Zoopla Property Group PLC**	139,867	—	—	139,867
Switzerland - 4.5%
Dufry AG**	13,403	—	—	13,403
Forbo Holding AG	4,662	—		4,662
Georg Fischer AG	3,170	—	—	3,170
Roche Holding AG (a)	—	11,624		11,624
Temenos Group AG	95,189	—	—	95,189
France - 4.2%
Eurofins Scientific	—	6,418	—	6,418
JC Decaux SA	—	29,049	—	29,049
Montupet	34,066	—	—	34,066
Numericable Group SA**	37,673	8,960	—	46,633
Plastic Omnium SA	66,520	—	—	66,520
Safran SA (a)	—	17,486	—	17,486
Teleperformance	61,975	—	—	61,975
Denmark - 4.0%
Christian Hansen Holding AS	—	27,508	—	27,508
Coloplast AS — B	—	10,008	—	10,008
GN Store Nord AS	90,348	31,971	—	122,319
Matas AS**	89,923	21,105	—	111,028
Pandora AS	64,419	15,611	—	80,030
Italy - 2.8%
Anima Holding SpA**	350,251	—	—	350,251
Azimut Holding SpA	—	41,229	—	41,229
Brembo SpA	107,366	31,326	—	138,692
Intesa Sanpaolo SpA (a)	—	376,780	—	376,780
Moncler SpA	—	53,052	—	53,052

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Schedule of Investments

June 30, 2014

(unaudited)

SHARES

Description	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments	Pro Forma Combined (Note 1)
Sweden - 2.6%
Assa Abloy AB — B	—	35,128	—	35,128
Hexpol AB	34,743	—	—	34,743
Husqvarna AB	312,646	—	—	312,646
Trelleborg AB	111,655	—	—	111,655
Luxembourg - 2.2%
Aperam**	141,058	—	—	141,058
GAGFAH SA**	188,649	—	—	188,649
Ireland - 1.8%
Eaton Corp. PLC (a)	—	15,989	—	15,989
Endo International PLC**	—	27,100	—	27,100
Greencore Group PLC	628,744	—	—	628,744
Perrigo Co., PLC	—	4,151	—	4,151
Netherlands - 1.0%
James Hardie Industries PLC	—	62,503	—	62,503
LyondellBasell Industries NV — A (a)	—	11,781	—	11,781
Sensata Technologies Holding NV**	—	40,185	—	40,185
Spain - 0.9%
Gamesa Corp Tecnologica SA**	251,669	—	—	251,669
Finland - 0.7%
Outokumpu OYJ**	248,539	—	—	248,539
Norway - 0.6%
DNO ASA**	171,128	—	—	171,128
Opera Software ASA	68,315	35,647	—	103,962
Belgium - 0.2%
Anheuser-Busch Inbev NV (a)	—	7,178	—	7,178
Total Europe
FAR EAST - 28.4%
Japan - 17.2%
Astellas Pharma, Inc. (a)	—	44,630	—	44,630
Calbee, Inc.	111,600	—	—	111,600
Dainippon Sumitomo Pharma Co., Ltd.	—	49,554	—	49,554
Digital Garage, Inc.	—	21,269	—	21,269
F@N Communications, Inc.	—	57,919	—	57,919
Hoshizaki Electric Co., Ltd.	50,576	15,538	—	66,114
Hulic Co., Ltd.	—	142,091	—	142,091
Japan Aviation Electronics Industry, Ltd.	114,919	—	—	114,919
Kajima Corp.	718,033	—	—	718,033
Kanamoto Co., Ltd.	64,657	40,239	—	104,896
Kose Corp.	65,200	—	—	65,200
M3, Inc.	107,700	42,399	—	150,099
Mabuchi Motor Co., Ltd.	32,928	—	—	32,928
Minebea Co., Ltd.	238,169	—	—	238,169
Nifco, Inc.	93,493	—	—	93,493
Nihon M&A Center, Inc.	106,802	—	—	106,802
Nishimatsu Construction Co., Ltd.	438,257	—	—	438,257
Ono Pharmaceutical Co., Ltd.	—	14,534	—	14,534
Pigeon Corp.	55,900	—	—	55,900
Softbank Corp. (a)	—	31,973	—	31,973
Tadano, Ltd.	282,919	—	—	282,919
Tokai Tokyo Financial Holdings, Inc.	—	154,881	—	154,881
Topcon Corp.	122,600	—	—	122,600
Tsuruha Holdings, Inc.	48,080	—	—	48,080
Ulvac, Inc.**	156,015	—	—	156,015
Zenkoku Hosho Co., Ltd.	102,600	46,268	—	148,868

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Schedule of Investments

June 30, 2014

(unaudited)

SHARES

Description	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments	Pro Forma Combined (Note 1)
China - 5.9%
21Vianet Group, Inc. — ADR**	—	58,121	—	58,121
AAC Technologies Holdings, Inc.	251,000	—	—	251,000
AIA Group, Ltd. (a)	—	395,439	—	395,439
Baidu, Inc. — SP ADR** (a)	—	9,509	—	9,509
Haitong Securities Co., Ltd. — H	—	631,496	—	631,496
Melco Crown Entertainment, Ltd. — ADR (a)	—	51,936	—	51,936
Michael Kors Holdings, Ltd.**	—	19,006	—	19,006
New Oriental Education & Technology Group, Inc. — SP ADR	—	48,650	—	48,650
Qihoo 360 Technology Co., Ltd. — ADR**	—	18,169	—	18,169
Sands China, Ltd. (a)	—	308,130	—	308,130
Tencent Holdings, Ltd. (a)	—	240,210	—	240,210
Vipshop Holdings, Ltd. — ADR**	—	6,244	—	6,244
Australia - 1.2%
G8 Education, Ltd.	1,060,956	—	—	1,060,956
Philippines - 1.0%
Jollibee Foods Corp.	432,240	—	—	432,240
Puregold Price Club, Inc.	—	979,804	—	979,804
Robinsons Retail Holdings, Inc.	—	632,959	—	632,959
Indonesia - 0.7%
PT Matahari Department Store Tbk	2,227,093	—	—	2,227,093
South Korea - 0.7%
Cosmax, Inc.**	27,500	—	—	27,500
Taiwan - 0.7%
Eclat Textile Co., Ltd.	109,000	—	—	109,000
Ginko International Co., Ltd.	—	60,350	—	60,350
Malaysia - 0.4%
Astro Malaysia Holdings BHD	—	1,149,093	—	1,149,093
Singapore - 0.3%
Global Logistic Properties, Ltd.	—	541,086	—	541,086
Cambodia - 0.3%
NagaCorp, Ltd.	—	1,304,635	—	1,304,635
Total Far East
NORTH AMERICA - 14.8%
Canada - 14.0%
Aecon Group, Inc.	104,754	—	—	104,754
Air Canada**	147,177	—	—	147,177
Badger Daylighting, Ltd.	124,551	34,818	—	159,369
Birchcliff Energy, Ltd.**	—	43,337	—	43,337
Canadian Energy Services & Technology Corp.	121,712	—	—	121,712
Canadian Pacific Railway, Ltd. (a)	—	11,434	—	11,434
Canyon Services Group, Inc.	183,999	—	—	183,999
CCL Industries, Inc. — B	50,290	—	—	50,290
DeeThree Exploration, Ltd.**	120,569	—	—	120,569
Intact Financial Corp.	—	21,878	—	21,878
Interfor Corp.**	88,517	84,810	—	173,327
Linamar Corp.	98,370	—	—	98,370
Methanex Corp.	—	28,591	—	28,591
Pembina Pipeline Corp.	—	48,862	—	48,862
PrairieSky Royalty, Ltd.	52,871	32,351	—	85,222
Secure Energy Services, Inc.	166,475	—	—	166,475
Trinidad Drilling, Ltd.	321,900	166,463	—	488,363
Valeant Pharmaceuticals International, Inc.** (a)	—	17,285	—	17,285

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Schedule of Investments

June 30, 2014

(unaudited)

SHARES

Description	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments	Pro Forma Combined (Note 1)
Mexico - 0.8%
Cemex SAB de CV — SP ADR**	—	44,273	—	44,273
Fibra Uno Administracion SA de CV — REIT	—	680,502	—	680,502
Total North America
SOUTH AMERICA - 3.1%
Brazil - 3.1%
Anhanguera Educacional Participacoes SA	—	113,565	—	113,565
Estacio Participacoes SA	189,341	—	—	189,341
Gol Linhas Aereas Inteligentes SA — ADR**	412,659	—	—	412,659
Kroton Educacional SA	—	32,818	—	32,818
Lojas Renner SA	83,400	—	—	83,400
Qualicorp SA**	172,000	—	—	172,000
Total South America
MIDDLE EAST - 0.9%
Israel - 0.9%
CaesarStone Sdot-Yam, Ltd.	—	33,452	—	33,452
Plus500, Ltd	—	49,176	—	49,176
Teva Pharmaceutical Industries, Ltd. — SP ADR (a)	—	22,806	—	22,806
Total Middle East
Total Equity Securities (Cost $319,264,648)
TOTAL INVESTMENTS (COST $319,264,648) - 98.0%
Other Assets in Excess of Liabilities - 2.0%
NET ASSETS - 100.0%

**	Non-income producing security
(a)	It is currently anticipated that the security, or a portion of the security, may be disposed of prior to the reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the reorganization and will be at the discretion of Driehaus Capital Management LLC, the Funds’ investment adviser.

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

See Notes to Pro Forma Combining Financial Statements

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Schedule of Investments

June 30, 2014

(unaudited)

MARKET VALUE

Description	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments	Pro Forma Combined (Note 1)
EQUITY SECURITIES - 98.0%
EUROPE - 50.8%
Germany - 13.6%
Aareal Bank AG	2,397,313	1,158,442	—	3,555,755
Aurelius AG	2,574,403	1,752,887	—	4,327,290
Continental AG (a)	—	1,294,508	—	1,294,508
Deutsche Annington Immobilien SE	3,828,269	1,186,879	—	5,015,148
Dialog Semiconductor PLC**	2,698,848	—	—	2,698,848
DMG Mori Seiki AG	2,523,256	—	—	2,523,256
Drillisch AG	3,871,420	—	—	3,871,420
Gerry Weber International AG	1,243,273	—	—	1,243,273
Jungheinrich AG	2,241,375	—	—	2,241,375
Krones AG	3,651,220	—	—	3,651,220
KUKA AG	3,885,765	—	—	3,885,765
LEG Immobilien AG	3,480,969	—	—	3,480,969
MorphoSys AG**	2,673,873	1,213,359	—	3,887,232
Nordex SE**	3,717,343	—	—	3,717,343
Symrise AG	—	1,174,070	—	1,174,070
Wirecard AG	2,465,453	1,462,218	—	3,927,671

	41,252,780	9,242,363	—	50,495,143
United Kingdom — 11.7%
Abengoa Yield PLC**	1,894,782	645,398	—	2,540,180
Aberdeen Asset Management PLC	—	614,830	—	614,830
AMEC PLC	1,865,522	—	—	1,865,522
Ashtead Group PLC	3,055,043	2,152,953	—	5,207,996
ASOS PLC**	—	685,341	—	685,341
Barratt Developments PLC	1,285,144	352,947	—	1,638,091
Bodycote PLC	2,185,312	—	—	2,185,312
Britvic PLC	4,935,302	1,199,767	—	6,135,069
Countrywide PLC	—	1,169,926	—	1,169,926
Elementis PLC	2,705,237	—	—	2,705,237
Genel Energy PLC**	—	1,733,814	—	1,733,814
Great Portland Estates PLC — REIT	2,824,058	—	—	2,824,058
Halma PLC	3,099,738	1,953,334	—	5,053,072
Hays PLC	1,916,837	—	—	1,916,837
Jazztel PLC**	2,488,267	1,718,015	—	4,206,282
Ocado Group PLC**	—	597,046	—	597,046
Pets at Home Group PLC**	—	836,202	—	836,202
St. James’s Place PLC	—	1,116,553	—	1,116,553
Zoopla Property Group PLC**	551,741	—	—	551,741

	28,806,983	14,776,126	—	43,583,109
Switzerland - 4.5%
Dufry AG**	2,436,359	—	—	2,436,359
Forbo Holding AG	4,970,592	—	—	4,970,592
Georg Fischer AG	2,271,690	—		2,271,690
Roche Holding AG (a)	—	3,467,014	—	3,467,014
Temenos Group AG	3,708,593	—	—	3,708,593

	13,387,234	3,467,014	—	16,854,248
France - 4.2%
Eurofins Scientific	—	1,973,823	—	1,973,823
JC Decaux SA	—	1,083,918	—	1,083,918
Montupet	2,902,817	—	—	2,902,817
Numericable Group SA**	2,243,976	533,698	—	2,777,674
Plastic Omnium SA	2,088,599	—	—	2,088,599
Safran SA (a)	—	1,144,863	—	1,144,863
Teleperformance	3,798,016	—	—	3,798,016

	11,033,408	4,736,302	—	15,769,710
Denmark - 4.0%
Christian Hansen Holding AS	—	1,158,450	—	1,158,450
Coloplast AS — B	—	905,064	—	905,064
GN Store Nord AS	2,588,554	915,999	—	3,504,553
Matas AS**	2,551,604	598,864	—	3,150,468
Pandora AS	4,939,518	1,197,020	—	6,136,538

	10,079,676	4,775,397	—	14,855,073
Italy - 2.8%
Anima Holding SpA**	2,114,071	—	—	2,114,071
Azimut Holding SpA	—	1,062,481	—	1,062,481
Brembo SpA	3,919,454	1,143,573	—	5,063,027
Intesa Sanpaolo SpA (a)	—	1,163,927	—	1,163,927
Moncler SpA	—	879,720	—	879,720

	6,033,525	4,249,701	—	10,283,226

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Schedule of Investments

June 30, 2014

(unaudited)

MARKET VALUE

Description	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments	Pro Forma Combined (Note 1)
Sweden - 2.6%
Assa Abloy AB — B	—	1,787,537	—	1,787,537
Hexpol AB	3,151,104	—	—	3,151,104
Husqvarna AB	2,430,867	—	—	2,430,867
Trelleborg AB	2,376,296	—	—	2,376,296

	7,958,267	1,787,537	—	9,745,804
Luxembourg - 2.2%
Aperam**	4,761,166	—	—	4,761,166
GAGFAH SA**	3,434,326	—	—	3,434,326

	8,195,492	—	—	8,195,492
Ireland - 1.8%
Eaton Corp. PLC (a)	—	1,234,031	—	1,234,031
Endo International PLC**	—	1,897,542	—	1,897,542
Greencore Group PLC	2,857,927	—	—	2,857,927
Perrigo Co., PLC	—	605,050	—	605,050

	2,857,927	3,736,623	—	6,594,550
Netherlands - 1.0%
James Hardie Industries PLC	—	815,692	—	815,692
LyondellBasell Industries NV — A (a)	—	1,150,415	—	1,150,415
Sensata Technologies Holding NV**	—	1,879,854	—	1,879,854

	—	3,845,961	—	3,845,961
Spain - 0.9%
Gamesa Corp Tecnologica SA**	3,142,503	—	—	3,142,503
Finland - 0.7%
Outokumpu OYJ**	2,499,688	—	—	2,499,688
Norway - 0.6%
DNO ASA**	658,136	—	—	658,136
Opera Software ASA	911,037	475,382	—	1,386,419

	1,569,173	475,382	—	2,044,555
Belgium - 0.2%
Anheuser-Busch Inbev NV (a)	—	824,639	—	824,639
Total Europe	136,816,656	51,917,045	—	188,733,701
FAR EAST - 28.4%
Japan - 17.2%
Astellas Pharma, Inc. (a)	—	586,373	—	586,373
Calbee, Inc.	3,077,937	—	—	3,077,937
Dainippon Sumitomo Pharma Co., Ltd.	—	569,867	—	569,867
Digital Garage, Inc.	—	348,937	—	348,937
F@N Communications, Inc.	—	951,357	—	951,357
Hoshizaki Electric Co., Ltd.	2,521,187	774,561	—	3,295,748
Hulic Co., Ltd.	—	1,872,479	—	1,872,479
Japan Aviation Electronics Industry, Ltd.	2,471,828	—	—	2,471,828
Kajima Corp.	3,175,350	—	—	3,175,350
Kanamoto Co., Ltd.	2,575,302	1,602,728	—	4,178,030
Kose Corp.	2,490,736	—	—	2,490,736
M3, Inc.	1,713,759	674,667	—	2,388,426
Mabuchi Motor Co., Ltd.	2,496,294	—	—	2,496,294
Minebea Co., Ltd.	2,675,449	—	—	2,675,449
Nifco, Inc.	3,119,356	—	—	3,119,356
Nihon M&A Center, Inc.	3,048,925	—	—	3,048,925
Nishimatsu Construction Co., Ltd.	1,864,555	—	—	1,864,555
Ono Pharmaceutical Co., Ltd.	—	1,279,732	—	1,279,732
Pigeon Corp.	2,946,607	—	—	2,946,607
Softbank Corp. (a)	—	2,380,656	—	2,380,656
Tadano, Ltd.	4,705,775	—	—	4,705,775
Tokai Tokyo Financial Holdings, Inc.	—	1,204,740	—	1,204,740
Topcon Corp.	2,831,884	—	—	2,831,884
Tsuruha Holdings, Inc.	2,653,050	—	—	2,653,050
Ulvac, Inc.**	3,321,893	—	—	3,321,893
Zenkoku Hosho Co., Ltd.	2,791,230	1,258,720	—	4,049,950

	50,481,117	13,504,817	—	63,985,934

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Schedule of Investments

June 30, 2014

(unaudited)

MARKET VALUE

Description	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments	Pro Forma Combined (Note 1)
China - 5.9%
21Vianet Group, Inc. — ADR**	—	1,741,886	—	1,741,886
AAC Technologies Holdings, Inc.	1,633,845	—	—	1,633,845
AIA Group, Ltd. (a)	—	1,987,297	—	1,987,297
Baidu, Inc. — SP ADR** (a)	—	1,776,376	—	1,776,376
Haitong Securities Co., Ltd. — H	—	979,379	—	979,379
Melco Crown Entertainment, Ltd. — ADR (a)	—	1,854,635	—	1,854,635
Michael Kors Holdings, Ltd.**	—	1,684,882	—	1,684,882
New Oriental Education & Technology Group, Inc. — SP ADR	—	1,292,631	—	1,292,631
Qihoo 360 Technology Co., Ltd. — ADR**	—	1,672,275	—	1,672,275
Sands China, Ltd. (a)	—	2,327,752	—	2,327,752
Tencent Holdings, Ltd. (a)	—	3,663,401	—	3,663,401
Vipshop Holdings, Ltd. — ADR**	—	1,172,249	—	1,172,249

	1,633,845	20,152,763	—	21,786,608
Australia - 1.2%
G8 Education, Ltd.	4,601,978	—	—	4,601,978
Philippines - 1.0%
Jollibee Foods Corp.	1,742,823	—	—	1,742,823
Puregold Price Club, Inc.	—	974,192	—	974,192
Robinsons Retail Holdings, Inc.	—	1,057,832	—	1,057,832

	1,742,823	2,032,024	—	3,774,847
Indonesia - 0.7%
PT Matahari Department Store Tbk	2,592,483	—	—	2,592,483
South Korea - 0.7%
Cosmax, Inc.**	2,587,468	—	—	2,587,468
Taiwan - 0.7%
Eclat Textile Co., Ltd.	1,321,522	—	—	1,321,522
Ginko International Co., Ltd.	—	1,044,978	—	1,044,978

	1,321,522	1,044,978	—	2,366,500
Malaysia - 0.4%
Astro Malaysia Holdings BHD	—	1,256,094	—	1,256,094
Singapore - 0.3%
Global Logistic Properties, Ltd.	—	1,171,651	—	1,171,651
Cambodia - 0.3%
NagaCorp, Ltd.	—	1,149,703	—	1,149,703

Total Far East	64,961,236	40,312,030	—	105,273,266

NORTH AMERICA - 14.8%
Canada - 14.0%
Aecon Group, Inc.	1,664,009	—	—	1,664,009
Air Canada**	1,314,462	—	—	1,314,462
Badger Daylighting, Ltd.	4,102,870	1,146,950	—	5,249,820
Birchcliff Energy, Ltd.**	—	572,655	—	572,655
Canadian Energy Services & Technology Corp.	3,812,019	—	—	3,812,019
Canadian Pacific Railway, Ltd. (a)	—	2,071,155	—	2,071,155
Canyon Services Group, Inc.	3,259,061	—	—	3,259,061
CCL Industries, Inc. — B	4,842,601	—	—	4,842,601
DeeThree Exploration, Ltd.**	1,288,118	—	—	1,288,118
Intact Financial Corp.	—	1,508,630	—	1,508,630
Interfor Corp.**	1,233,539	1,181,880	—	2,415,419
Linamar Corp.	5,803,281	—	—	5,803,281
Methanex Corp.	—	1,766,352	—	1,766,352
Pembina Pipeline Corp.	—	2,102,296	—	2,102,296
PrairieSky Royalty, Ltd.	1,922,492	1,176,345	—	3,098,837
Secure Energy Services, Inc.	3,658,534	—	—	3,658,534
Trinidad Drilling, Ltd.	3,653,258	1,889,196	—	5,542,454
Valeant Pharmaceuticals International, Inc.** (a)	—	2,185,875	—	2,185,875

	36,554,244	15,601,334	—	52,155,578

Driehaus International Small Cap Growth Fund

Driehaus International Discovery Fund

Pro Forma Combining Schedule of Investments

June 30, 2014

(unaudited)

MARKET VALUE

Description	Driehaus International Small Cap Growth Fund	Driehaus International Discovery Fund	Pro Forma Adjustments	Pro Forma Combined (Note 1)
Mexico - 0.8%
Cemex SAB de CV — SP ADR**	—	585,732	—	585,732
Fibra Uno Administracion SA de CV — REIT	—	2,386,098	—	2,386,098

	—	2,971,830	—	2,971,830
Total North America	36,554,244	18,573,164	—	55,127,408

SOUTH AMERICA - 3.1%
Brazil - 3.1%
Anhanguera Educacional Participacoes SA	—	945,219	—	945,219
Estacio Participacoes SA	2,496,268	—	—	2,496,268
Gol Linhas Aereas Inteligentes SA — ADR**	2,261,371	—	—	2,261,371
Kroton Educacional SA	—	922,229	—	922,229
Lojas Renner SA	2,673,179	—	—	2,673,179
Qualicorp SA**	2,033,326	—	—	2,033,326

	9,464,144	1,867,448	—	11,331,592
Total South America	9,464,144	1,867,448	—	11,331,592

MIDDLE EAST—0.9%
Israel—0.9%
CaesarStone Sdot-Yam, Ltd.	—	1,641,824	—	1,641,824
Plus500, Ltd	—	385,660	—	385,660
Teva Pharmaceutical Industries, Ltd. — SP ADR (a)	—	1,195,491	—	1,195,491

	—	3,222,975	—	3,222,975
Total Middle East	—	3,222,975	—	3,222,975

Total Equity Securities (Cost $319,264,648)	247,796,280	115,892,662	—	363,688,942

TOTAL INVESTMENTS (COST $319,264,648) — 98.0%	$247,796,280	$115,892,662	$—	$363,688,942
Other Assets in Excess of Liabilities — 2.0%	4,833,132	2,685,734	—	7,518,866

NET ASSETS — 100.0%	$252,629,412	$118,578,396	$—	$371,207,808

**	Non-income producing security
(a)	It is currently anticipated that the security, or a portion of the security, may be disposed of prior to the reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the reorganization and will be at the discretion of Driehaus Capital Management LLC, the Funds’ investment adviser.

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

See Notes to Pro Forma Combining Financial Statements

DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND

DRIEHAUS INTERNATIONAL DISCOVERY FUND

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS

JUNE 30, 2014

(UNAUDITED)

1. BASIS OF COMBINATION

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust. As of June 30, 2014, the Trust offered ten separate series. The unaudited Pro Forma Combining Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities assume the exchange described in the next paragraph occurred as of June 30, 2014 and the unaudited Pro Forma Combining Statement of Operations assumes the exchange occurred as of July 1, 2013. These statements have been derived from books and records utilized in calculating the net asset value of each fund at June 30, 2014 and for the year then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Driehaus International Discovery Fund (the “Target Fund”) in exchange for shares of the Driehaus International Small Cap Growth Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”). Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Target Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of any Fund in carrying out its obligations under the Agreement and Plan of Reorganization because Driehaus Capital Management LLC (“DCM” or the “Adviser”), the Adviser to the Funds, will pay these expenses.

If the reorganization had occurred as of June 30, 2014, the Target Fund would have been required to sell certain of its portfolio securities so that the Acquiring Fund will continue to meet the requirement that 80% of its net assets (plus the amount of borrowings for investment purposes) be invested in the equity securities of non-U.S. small capitalization companies. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of, or prior to, the reorganization and will be at the discretion of the Adviser. The extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund will be determined consistent with the Acquiring Fund’s investment objective, strategies and policies and in the best interests of each Fund’s shareholders (including former shareholders of the Target Fund). Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the Funds may result in a capital gain or loss for the Funds. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available tax loss carryforwards. It is currently estimated that such portfolio repositioning would have resulted in realized capital gains of approximately $3.8 million, if such sales occurred as of November 30, 2014. Taking into account capital losses and capital loss carryforwards expected to be available to offset such realized gains, it is currently estimated that the Target Fund will not be required to make a capital gain distribution to its shareholders as result of such portfolio repositioning. It is also currently estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, of approximately $20,000. However, DCM has agreed to pay these brokerage and other transaction costs.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

For the year ended June 30, 2014, the Driehaus International Small Cap Growth Fund’s investment advisory fee was computed based on the annual rate of 1.50% of its average daily net assets.

2. SECURITIES VALUATION AND TRANSACTIONS

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of June 30, 2014 is as follows:

Fund	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus International Discovery Fund
Investments in Securities*	$115,892,662	$115,892,662	$—	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*	$247,796,280	$247,796,280	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

3. USE OF ESTIMATES

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional shares of the Driehaus International Small Cap Growth Fund that would have been issued at June 30, 2014 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of shares assumed issued in the reorganization plus shares of the Driehaus International Small Cap Growth Fund at June 30, 2014.

5. PRO FORMA ADJUSTMENTS AND PRO FORMA COMBINED COLUMNS

The pro forma adjustments and pro forma combined columns of the statement of operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Driehaus International Discovery Fund was included in the Driehaus International Small Cap Growth Fund for the period July 1, 2013 to June 30, 2014. Investment advisory and administration fees in the pro forma combined column are calculated at the rates in effect for the Driehaus International Small Cap Growth Fund based upon the combined net assets of the Driehaus International Discovery Fund and Driehaus International Small Cap Growth Fund.

The pro forma Statement of Assets and Liabilities and Schedule of Investments give effect to the proposed transfer of such assets as if the reorganization had occurred at June 30, 2014.

6. COSTS OF REORGANIZATION

Reorganization expenses incurred by the Funds, which are estimated to be $155,000, will be paid by DCM regardless of whether the transaction closes. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. DCM will also pay any explicit transaction costs related to the Target Fund’s sale of portfolio holdings that are required in order to comply with the Acquiring Fund’s investment policy, under normal market conditions, to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of non-U.S. small capitalization companies at the time of investment, which are estimated to be $20,000.

7. FEDERAL INCOME TAXES

No provision is made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2012, 2011 and 2010 remain open to Federal and state audit. As of June 30, 2014, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

For the year ended December 31, 2013, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and capital loss carryforwards expiring. Results of operations and net assets were not affected by these reclassifications.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, for the Funds as of December 31, 2013.

	Pre-Enactment		Post-Enactment
	Net Capital Loss Carryover Expiring In		Unlimited Period of Net Capital Loss Carryover
Fund	2016	2017	Short-Term	Long-Term	Accumulated Capital Loss Carryover
Driehaus International Discovery Fund	$119,874,502	$109,113,076	$—	$—	$228,987,578

For the year ended December 31, 2013, the Driehaus International Discovery Fund utilized $32,972,648 of capital loss carryforwards.

The reorganization will not occur if the Funds do not receive an opinion from counsel to the effect that it will qualify as a reorganization for federal income tax purposes, so that shareholders will recognize no gain or loss as a direct result of the reorganization. The Driehaus International Discovery Fund will distribute all of its ordinary income and capital gains, if any, prior to the Funds merging, which may be taxable for federal income tax purposes.

DRIEHAUS MUTUAL FUNDS

Driehaus International Discovery Fund (the “Fund”)

SUPPLEMENT DATED OCTOBER 23, 2014

TO THE SUMMARY PROSPECTUS FOR THE FUND DATED APRIL 30, 2014, AS

SUPPLEMENTED SEPTEMBER 12, 2014,

THE PROSPECTUS FOR THE FUND DATED APRIL 30, 2014, AS

SUPPLEMENTED JUNE 9, 2014 AND SEPTEMBER 12, 2014 AND

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND DATED

APRIL 30, 2014, AS SUPPLEMENTED JUNE 9, 2014

On October 23, 2014, the Board of Trustees of Driehaus Mutual Funds approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets and liabilities of the Fund to the Driehaus International Small Cap Growth Fund solely in exchange for shares of the Driehaus International Small Cap Growth Fund. The Plan requires approval by a majority of the shareholders of the Fund, and will be submitted to shareholders for their consideration at a meeting to be held in February, 2015. To assist shareholders in considering the Plan, shareholders will receive a proxy statement/prospectus that describes the reorganization, which is intended to be tax-free. If approved by shareholders, the reorganization is expected to be completed by the end of the first quarter of 2015. As a result, the Fund will be closed to new investors as of November 3, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

DRIEHAUS MUTUAL FUNDS

(The “Trust”)

Driehaus Global Growth Fund *DRGGX

Driehaus International Discovery Fund *DRIDX

(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED SEPTEMBER 12, 2014

TO THE PROSPECTUS FOR THE FUNDS DATED APRIL 30, 2014, AS AMENDED

JUNE 9, 2014 (“PROSPECTUS”) AND TO THE STATEMENT OF ADDITIONAL

INFORMATION FOR THE FUNDS DATED APRIL 30, 2014, AS AMENDED JUNE 9, 2014 (“SAI”)

Driehaus Global Growth Fund

The Board of Trustees of the Trust (the “Board”) has determined to terminate and liquidate the Driehaus Global Growth Fund (the “Global Growth Fund”). Effective as of the close of business on October 13, 2014, the Global Growth Fund will close and will not accept any purchase orders. As of October 20, 2014, the Global Growth Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Global Growth Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs. Shareholders who do not sell their shares of the Global Growth Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be October 20, 2014, will not be able to do so after that date and will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares on the liquidation date. Thereafter, the Global Growth Fund will be liquidated and dissolved, and all references to the Global Growth Fund herein shall be removed.

Driehaus Global Growth Fund and Driehaus International Discovery Fund

Effective September 4, 2014, Sebastien Pigeon no longer serves as the assistant portfolio manager of each Fund. Effective September 12, 2014, Dan Rea no longer serves as the portfolio manager of each Fund and Joshua Rubin (formerly assistant portfolio manager of each Fund) serves as portfolio manager of each Fund. Accordingly, the following information replaces the existing disclosure under “Portfolio Management” on pages 4 and 22 of the Prospectus:

Portfolio Manager
Joshua Rubin
Portfolio Manager of DCM
Portfolio Manager of the Fund since 9/14

The following information replaces the portfolio manager disclosure in the “Management of the Funds” section under the “Driehaus International Discovery Fund” heading on pages 44 and 45 and under the “Driehaus Global Growth Fund” heading on page 47:

Portfolio Manager. The Fund is managed by Joshua Rubin. Prior to assuming sole portfolio manager responsibilities on September 12, 2014, Mr. Rubin served as an assistant portfolio manager of the Fund since May 1, 2013. Mr. Rubin has responsibility for making investment decisions on behalf of the Fund.

Mr. Rubin earned a B.S.F.S. in International Politics from Georgetown University. Prior to joining the Adviser in 2012, Mr. Rubin was a portfolio manager for Marsico Capital Management where he co-managed an emerging markets mutual fund. He also served as an emerging markets senior analyst, leading the global energy, industrials and materials research efforts for Marsico’s six other funds. Prior to this role, Mr. Rubin was an analyst at the investment bank George K. Baum & Company.

All references to Mr. Rea and Mr. Pigeon are removed from the SAI and all references to Mr. Rubin as assistant portfolio manager are replaced with references to Mr. Rubin as portfolio manager.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

DRIEHAUS MUTUAL FUNDS

(The “Trust”)

Driehaus Mid Cap Growth Fund

SUPPLEMENT DATED JUNE 9, 2014

TO PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2014

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”) has determined to terminate and liquidate the Driehaus Mid Cap Growth Fund (the “Fund”). Effective as of the close of business on July 11, 2014, the Fund is closed and will not accept any purchase orders. As of July 31, 2014, the Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs. Shareholders who do not sell their shares of the Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be July 31, 2014, will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares. Thereafter, the Fund will be liquidated and dissolved, and all references to the Fund herein shall be removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

Statement of Additional Information Dated April 30, 2014

DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

DRIEHAUS INTERNATIONAL DISCOVERY FUND *DRIDX

DRIEHAUS EMERGING MARKETS GROWTH FUND *DREGX

DRIEHAUS EMERGING MARKETS SMALL CAP GROWTH FUND *DRESX

DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND *DRIOX

DRIEHAUS GLOBAL GROWTH FUND *DRGGX

DRIEHAUS MID CAP GROWTH FUND *DRMGX

DRIEHAUS MICRO CAP GROWTH FUND *DMCRX

(the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Funds’ prospectus dated April 30, 2014 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-800-560-6111.

The financial statements for the Funds appearing in the combined Annual Report to Shareholders for the fiscal year ended December 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated herein by reference.

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GENERAL INFORMATION AND HISTORY

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund (individually, a “Fund” and collectively, the “Funds”) are each a nondiversified series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to each Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and as of the date of this SAI has ten series, including the Funds. The Trust or a Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize. The Driehaus Emerging Markets Growth Fund commenced operations on December 31, 1997 and the Driehaus International Discovery Fund commenced operations on December 31, 1998. After succeeding to the assets of the Driehaus International Opportunities Fund, L.P., the Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007. The Driehaus Global Growth Fund commenced operations on May 1, 2008. After succeeding to the assets of the Driehaus Institutional Mid Cap, L.P. and the Driehaus Mid Cap Investors, L.P., the Driehaus Mid Cap Growth Fund commenced operations on April 27, 2009. After succeeding to the assets of the Driehaus Emerging Markets Small Cap Growth Fund, L.P., the Driehaus Emerging Markets Small Cap Growth Fund commenced operations on August 22, 2011. After succeeding to the assets of the Driehaus Micro Cap Fund, L.P. and the Driehaus Institutional Micro Cap Fund, L.P., the Driehaus Micro Cap Growth Fund commenced operations on November 18, 2013.

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a Fund have equal rights in the event of liquidation of that series.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by an individual Fund, except that shares are voted by an individual Fund when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one Fund, in which case shareholders of the unaffected Fund are not entitled to vote on such matters.

PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS

General Investment Risks

As with all investments, at any given time the value of your shares in the Fund(s) may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Funds which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the

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market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Funds’ style, the Funds’ gains may not be as big as, or its losses may be larger than, those of other equity funds using different investment styles.

Recent Market Events Risk

Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

Cyber Security Risk

Investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Fund or the Adviser, custodian, transfer agent and other third party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

Foreign Securities

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, taxes or expropriation of assets) than investments in securities of domestic issuers. These Funds may also purchase foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Additionally, the Funds, including Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund, may purchase foreign securities in the form of American Depositary Receipts (“ADRs”). Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRs are designed for use in European and other foreign securities markets. The Funds

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may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, each Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

With respect to equities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in a Fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”)

Risks. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts, involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions. Currency exchange transactions may be conducted either through forward currency contracts (“forward currency contracts”) or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Each Fund’s currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of each Fund accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. No Fund may engage in portfolio

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hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that each Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, each Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in each Fund. The Funds may not engage in “speculative” currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, each Fund may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Money Market Positions. A Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly

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liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, should, in general, be similar, but would not be identical because the components of the alternative investments would not be identical.

Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, a synthetic foreign money market position shall not be deemed a “foreign security” for purposes of the policy that, under normal market conditions, the Driehaus International Discovery Fund will invest at least 65% of its total assets in at least three countries other than the United States, for the purposes of the policy that, under normal market conditions, the Driehaus Emerging Markets Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in emerging markets companies, for the purposes of the policy that, under normal market conditions, the Driehaus Emerging Markets Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in small capitalization emerging markets companies or for the purposes of the policy that, under normal market conditions, the Driehaus International Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in non-U.S. small capitalization companies.

Lending of Portfolio Securities

Subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Fund. Each Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Each Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. Each Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, each Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while each Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days as well as any other illiquid securities. A repurchase agreement is a sale of securities to the Fund(s) in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price within a specified time. In the event of bankruptcy of the seller, the Fund(s) could experience both losses and delays in liquidating its collateral.

Warrants

The Funds may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.

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Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables each Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.

The Driehaus Emerging Markets Small Cap Growth Fund may make short sales of securities to hedge its portfolio or a portion thereof or may do so speculatively for purposes of profiting from a decline in the market value of a security. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Driehaus Emerging Markets Small Cap Growth Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Driehaus Emerging Markets Small Cap Growth Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay any dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Driehaus Emerging Markets Small Cap Growth Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. In addition, unlike taking a long position in a security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses.

To the extent that the Driehaus Emerging Markets Small Cap Growth Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. The Driehaus Emerging Markets Small Cap Growth Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Driehaus Emerging Markets Small Cap Growth Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so if permitted by the laws and regulations of such jurisdiction.

Rule 144A Securities

The Funds may purchase securities that have been privately placed but are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The

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liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Line of Credit

Subject to restriction (4) under “Investment Restrictions” in this SAI, the Trust has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is available to each Fund.

Portfolio Turnover

Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).

Rising Interest Rate Risk

There may be less governmental intervention in the securities markets in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect a Fund’s net asset value.

Derivatives

Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered “derivatives.”) The Funds may enter into conventional exchange-traded and non exchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark,” such as a security, an index, an interest rate or a currency.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of derivatives may depend on the Adviser’s ability to correctly forecast changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss. No assurance can be given that any strategy used will succeed. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.

The Funds may use equity linked certificates/notes/swaps (all derivatives) to further their investment objectives. In buying such derivatives, the Funds could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. If a Fund buys such derivative instruments, it is subject to the risk of the inability or refusal to perform of the counterparties to the transaction.

A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. In general, swaps are agreements pursuant to which a Fund contracts with a bank or a

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broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the Funds’ borrowing restrictions. Swap contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, a Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. If there is a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any government authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.

As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of a Fund to enter into swap agreements or limit the ability of a Fund to terminate existing swap agreements or to realize amounts to be received under such agreements. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

To the extent the Funds use interest rate, currency and index swaps, they intend to use them as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Options on Securities and Indexes. The Funds may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by

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the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are earmarked or held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain, or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.
Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency

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futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500® Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index), as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund’s exposure to stock price, interest rate and currency fluctuations, a Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction may depend on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

[1]	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

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Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided that the Board determines that their use is consistent with the Fund’s investment objective.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal

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to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to each Fund. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that became effective on December 31, 2012. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If a Fund were no longer able to claim the exclusion, the Adviser would be required to register as a “commodity pool operator,” and the Adviser would be subject to regulation under the Commodity Exchange Act.

INVESTMENT RESTRICTIONS

Each Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of a Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund’s outstanding shares. Each Fund may not:

(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)	invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[2]

[2]	For purposes of this investment restriction, each Fund uses industry classifications contained in Morgan Stanley

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except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the 1940 Act.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction number 2 above. The deposit or payment by a Fund of initial, maintenance or variation margin in connection with all types of short sales, options and futures contact transactions is not considered to be borrowing for purposes of restriction number 4 above or the issuance of a senior security for purposes of restriction number 6 above.

Each Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4)	except for the Driehaus Emerging Markets Small Cap Growth Fund, purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales;

(5)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(6)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. mid cap companies (Driehaus Mid Cap Growth Fund only);

(7)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. micro cap companies (Driehaus Micro Cap Growth Fund only);

(8)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in emerging markets companies (Driehaus Emerging Markets Growth Fund only);

(9)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of small capitalization emerging markets companies (Driehaus Emerging Markets Small Cap Growth Fund only); or

Capital International and Standard & Poor’s Global Industry Classification Standard (“GICS”). To the extent that categorization in GICS is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the GICS industry classification to a more appropriate or specific industry.

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(10)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of non-U.S. small capitalization companies (Driehaus International Small Cap Growth Fund only).

Each applicable Fund will notify its shareholders at least 60 days prior to any change in the policies described in (6), (7), (8), (9) and (10) above.

For purposes of these investment restrictions, with the exception of the restriction on borrowing, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require a Fund to sell or dispose of an investment or to take any other action, except that if illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline. With respect to the investment restriction related to borrowing, a Fund may only borrow from banks and in the event that such asset coverage shall at any time fall below 33 1/3% of its total assets, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS

It is the policy of the Funds, DCM and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Funds’ portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Funds’ Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer or the duties owed by the Funds to their shareholders and (d) will not violate the antifraud provisions of the federal securities laws (“Disclosure Conditions”). The purpose of this policy is to prevent abusive trading in shares of the Funds, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, DCM’s and DS LLC’s Code of Ethics.

Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of DCM and DS LLC who need the information to perform their duties; (c) outside counsel to the Trust, DCM or DS LLC and independent counsel to the Trust’s Independent Trustees in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Funds, DCM or DS LLC; (e) the auditors conducting the performance verifications for DCM, DS LLC and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, DCM or DS LLC; (g) third-party service providers to the Funds, DCM or DS LLC, such as the Funds’ custodian; the Funds’ administrator and transfer agent; DCM’s proxy-voting service; the Funds’ pricing service; and “best execution” analysts retained to evaluate the quality of executions obtained for the Funds, provided their contracts with the Funds, DCM and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, DCM or DS LLC appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer, President or General Counsel.

Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Funds to customers, such as financial planners, broker-dealers or other intermediaries unless the Disclosure Conditions are satisfied.

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However, the Funds, DCM or DS LLC may make disclosure of a limited number of Portfolio Holdings, provided the Funds are not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose. For example, in the normal course of business, in discussions about the Funds with current and prospective institutional shareholders and/or their advisors conducting due diligence about the Funds, the Adviser may occasionally and incidentally mention specific Portfolio Holdings that have not been previously disclosed. The Funds and the Adviser do not believe that these disclosures will disadvantage the Funds.

The Funds will post performance figures on their web site within seven business days after month-end. The Funds will post Portfolio Holdings, including top five holdings, on their web site 30 days after month-end. Sector and country weightings and performance attribution will be posted as soon as information is available after calendar quarter-end. All Portfolio Holdings information is available at www.driehaus.com. Portfolio Holdings information is also available upon request after the web site posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.

The Funds’ Portfolio Holdings posted on the web site and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in a Fund’s best interest to do so.

DCM and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM or DS LLC) in connection with the release of a Fund’s Portfolio Holdings.

DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Chief Compliance Officer is responsible for monitoring compliance with the Funds’ pre-approval and disclosure restrictions. The Trust’s Treasurer, Chief Legal Officer and Chief Compliance Officer, working with the Trust’s counsel, are responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure related to the Funds’ disclosure of portfolio holdings. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Funds, DCM and DS LLC with the policies and procedures on selective disclosure of the Funds’ Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.

The Funds’ Portfolio Holdings must be filed with the SEC within 60 days of quarter-end. The Portfolio Holdings are available on the Funds’ web site at www.driehaus.com within five business days after filing with the SEC and are available on the web site for at least six months from the posting date.

PURCHASES AND REDEMPTIONS

How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Funds of any such purchase order.

Each Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

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The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the relevant Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the proceeds are taxable for federal income tax purposes in the same manner as a redemption for cash and the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.

The Trust reserves the right to suspend or postpone redemptions of shares of a Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

NET ASSET VALUE

The net asset value per share of a Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Investment securities, including ADRs, EDRs and GDRs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (a) the last bid prices or (b) the mean between the closing bid and asked prices. Securities traded on Nasdaq will be valued at the Nasdaq official closing price. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.

In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, a Fund’s net asset value will be computed at the close of the exchange.

Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board of Trustees, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

Securities and assets for which market quotations are not readily available are valued at fair value determined by the Adviser’s Pricing Committee pursuant to methodologies established in good faith by the Board. If the Adviser’s Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by or under direction of the Board. The Funds use an independent pricing service to provide fair value

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estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. Such valuations and procedures will be reviewed periodically by the Board.

The Funds use independent pricing services approved by the Board. Unless priced in accordance with the provisions of the prior paragraph, prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest.

U.S. government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.

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TRUSTEES AND OFFICERS

The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of each series of the Trust and to provide oversight of the management of the Trust. More than 75 percent of the Trust’s Board members are not affiliated with the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis. The following table sets forth certain information with respect to the Trustees of the Trust. The Trustees oversee each series of the Trust, which as of the date of this SAI consists of ten series, including the Funds.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE:*

Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; Driehaus Trust Company, LLC; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum.
INDEPENDENT TRUSTEES:

A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (private investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	President’s Advisory Council on Financial Capability for Young Americans since 2014; President’s Advisory Council on Financial Capability from 2010-2013; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2006, Chairman since 2012; Wisconsin Alumni Association Board from 2006-2012; President’s Advisory Council on Financial Literacy from 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008-2010; Advisory Board of the Trust 2011-2012.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES:

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor since September 2003; Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003; Advisory Board of the Trust 2011-2012.

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

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The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.

Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company)) since 2010; Vice President and Counsel, PNC from 2008-2010.

Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010; Associate General Counsel of Superfund Group (formerly, Quadriga Group, a financial services company) from 2005-2010.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.

Leadership Structure and Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Funds in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust. The Board is composed of five Trustees who are not affiliates of the Adviser (each an “Independent Trustee” and collectively, the

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“Independent Trustees”) and one Interested Trustee. The Board has appointed an Independent Trustee to serve as Chairman of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the experience of each Trustee with the Trust and the number and nature of funds (including the Funds) within the Trust.

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees and commitment to the interests of shareholders and with respect to the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. Each Trustee currently also has familiarity with the Funds, the Adviser and Distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her prior service as a Trustee of the Trust or as an Advisory Board Member. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Trust’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

Richard H. Driehaus. Mr. Driehaus has served as Trustee of the Trust since 1996 and served as President of the Trust from 1996 to 2011. He is Chairman of the Board and founder of the Adviser, the Distributor and USVI. In addition to his business experience as a chief executive officer, Mr. Driehaus has managed investments for over 40 years and currently serves as Chief Investment Officer of the Adviser. He serves on the Boards of Driehaus Capital Holdings LLC, Driehaus Enterprise Management, Inc., Driehaus Trust Company, LLC, The Richard H. Driehaus Foundation and The Richard H. Driehaus Museum. Mr. Driehaus’ role as Chief Investment Officer is structured to be compatible with the information barriers that apply to his investment and trading activity under the code of ethics adopted by the Adviser, the Distributor and the Trust. As the CIO, Mr. Driehaus sets the Adviser’s equity investment philosophy and meets from time to time with the Adviser’s investment personnel to discuss the equity markets, implementation of the philosophy and macroeconomic views. However, he is prohibited on an on-going basis from engaging in stock-specific discussions with the investment personnel.

A.R. Umans. Mr. Umans has served as Trustee of the Trust since 1996 and Chairman of the Board since 2005. He has served as Chairman of the Board and Chief Executive Officer of Commerce National Group since 2005 and previously served as the Chairman and Chief Executive Officer of RHC/Spacemaster Corporation, a manufacturing corporation. He also serves on the Boards of Sinai Health System and Schwab Rehabilitation Hospital, and has previously served in various capacities in connection with his Board service for Sinai Health System, including Chairman of the Board and Chair of the Finance Committee, which had responsibility for financial oversight. The Board of the Trust has determined that Mr. Umans is qualified as an “audit committee financial expert” as defined by the SEC.

Theodore J. Beck. Mr. Beck has served as Trustee of the Trust since 2012 and served as an Advisory Board member from 2011 to 2012. He currently is President and Chief Executive Officer of National Endowment for Financial Education. From 1999 to 2005, Mr. Beck was Associate Dean for Executive

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Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin – Madison, and previously spent more than 20 years in senior management positions for Citibank/Citigroup. He also serves or has served on the Boards of the President’s Advisory Council on Financial Capability for Young Americans, President’s Advisory Council on Financial Capability, Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion and Jump$tart Coalition for Personal Financial Literacy. Mr. Beck previously served on the Boards of Wilshire Variable Insurance Trust and Wilshire Mutual Funds.

Francis J. Harmon. Mr. Harmon has served as Trustee of the Trust since 1998. He has served as Relationship Manager of Great Lakes Advisors, Inc. since 2008. From 1989 to 2008, Mr. Harmon was a Principal Account Executive-Labor Affairs with Blue Cross and Blue Shield of Illinois and prior to 1989 was Director of Workers Compensation/Health and Welfare Benefits for the City of Chicago.

Dawn M. Vroegop. Ms. Vroegop has served as Trustee of the Trust since 2012 and served as an Advisory Board member from 2011 to 2012. From 1999 to 2003, she was a Managing Director with Dresdner RCM Global Investors. She also serves on the Boards of Met Investor Series Trust, Metropolitan Series Fund, Inc. and City College of San Francisco Foundation.

Daniel F. Zemanek. Mr. Zemanek has served as Trustee of the Trust since 1996. He currently is President of Ludan, Inc., a real estate services company specializing in senior housing. Mr. Zemanek has held senior management positions with various real estate development companies, including serving as Senior Vice President of Sunrise Development, Inc., a wholly-owned subsidiary of Sunrise Senior Living, Inc., a NYSE company (SRZ), from 2003 to 2007. Mr. Zemanek has also served as a consultant for real estate development.

Risk Oversight

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Funds. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. In addition, as part of the Board’s oversight of the Funds’ advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has approved Pricing Procedures intended to address valuation issues.

The Board has established the following Committees and the membership of each Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Committee membership is identified below. Each Committee must report its activities to the Board on a regular basis.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the quality and integrity of the Funds’ financial statements and the independent audit thereof; (2) the Funds’ accounting and financial

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reporting processes and internal control over financial reporting; (iii) the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; and (iv) the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, Fund management and the Board. All Independent Trustees serve as members of the Audit Committee. The Audit Committee held two meetings during the Trust’s last fiscal year.

Executive Committee

The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and A.R. Umans. The Executive Committee held no meetings during the Trust’s last fiscal year.

Nominating and Governance Committee

The Committee’s primary purpose is (1) to identify and recommend individuals for membership on the Board and (2) oversee the administration of the Board Governance Guidelines and Procedures. The Committee’s responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters. All Independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held one meeting during the Trust’s last fiscal year.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Trust (as defined in the 1940 Act) for election to the Board. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by the Adviser. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee to 25 East Erie Street, Chicago, Illinois 60611. With regard to candidates for interested Trustee positions, the Nominating and Governance Committee and the Board shall give reasonable deference to the Adviser’s suggestions of candidates.

When evaluating a person as a potential nominee to serve as an independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

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COMPENSATION OF TRUSTEES AND OFFICERS

Officers, except for the Chief Compliance Officer (“CCO”), and the Trustee affiliated with the Adviser serve without any compensation from the Trust. The Trust pays a portion of the CCO’s salary and bonus. Effective May 1, 2013, in compensation for their services to the Trust, Trustees who are not affiliates of the Adviser (“Independent Trustees”) are paid $7,500 for each regular Board meeting attended, except for the Chairman who receives $8,500 for each regular Board meeting attended. The Independent Trustees receive $2,500 for each telephonic Board meeting attended and $2,000 for each committee meeting attended (whether in-person or telephonic). The Independent Trustees receive an annual retainer of $45,000, except for the Chairman who receives $50,000. The Independent Trustees who are also committee members receive an annual retainer of $5,000 for each committee they serve on and an additional $2,000 for service as chairman of the Nominating and Governance Committee and $4,000 for service as chairman of the Audit Committee. From May 1, 2012 through April 30, 2013, in compensation for their services to the Trust, the Independent Trustees were paid $6,500 for each regular Board meeting attended, except for the Chairman who received $7,500 for each regular Board meeting attended. The Independent Trustees received $2,500 for each telephonic Board meeting attended and $2,000 for each committee meeting attended (whether in-person or telephonic). The Independent Trustees received an annual retainer of $45,000, except for the Chairman who received $50,000. The Independent Trustees who are also committee members received an annual retainer of $5,000 for each committee they served on and an additional $2,000 for service as a committee chairman. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2013 to each of the Independent Trustees:

Name of Trustee	Total Compensation From the Funds	Total Compensation From the Trust
Theodore J. Beck (Trustee)	$46,333	$90,000
Francis J. Harmon (Trustee)	$48,333	$92,000
A.R. Umans (Trustee)	$55,333	$99,000
Dawn M. Vroegop (Trustee)	$46,333	$90,000
Daniel F. Zemanek (Trustee)	$50,166	$93,833

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TRUSTEES’ OWNERSHIP OF TRUST SHARES

The following table sets forth, for each Trustee, the dollar range of equity securities owned in the Funds as of December 31, 2013. In addition, the last row shows the aggregate dollar range of equity securities owned as of December 31, 2013 in all series of the Trust.

	Interested Trustee	Independent Trustees
Name of Fund	Richard H. Driehaus	Theodore J. Beck	Francis J. Harmon	A.R. Umans	Dawn M. Vroegop	Daniel F. Zemanek
Driehaus International Discovery Fund	Over $100,000	None	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000
Driehaus Emerging Markets Growth Fund	Over $100,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	None	$50,001 - $100,000
Driehaus Emerging Markets Small Cap Growth Fund	Over $100,000	$10,001 - $50,000	None	None	None	None
Driehaus International Small Cap Growth Fund	Over $100,000	None	Over $100,000	$10,001 - $50,000	None	Over $100,000
Driehaus Global Growth Fund	Over $100,000	None	None	$1 - $10,000	None	$50,001 - $100,000
Driehaus Mid Cap Growth Fund	Over $100,000	None	None	$10,001 - $50,000	None	$50,001 - $100,000
Driehaus Micro Cap Growth Fund	Over $100,000	None	None	Over $100,000	None	$10,001 - $50,000
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	Over $100,000	$50,001 - $100,000	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000

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As of March 31, 2014, the Trust’s officers and Trustees as a group owned (or held a shared investment or voting power with respect to) shares of each Fund in the percentages shown in the following table:

Fund	% Owned
Driehaus International Discovery Fund	4.42%
Driehaus Emerging Markets Growth Fund	less than 1%
Driehaus Emerging Markets Small Cap Growth Fund	15.74%
Driehaus International Small Cap Growth Fund	5.89%
Driehaus Global Growth Fund	49.85%
Driehaus Mid Cap Growth Fund	4.91%
Driehaus Micro Cap Growth Fund	13.55%

CONTROL PERSONS

Persons are deemed to control a Fund when they own beneficially over 25% of the Fund’s outstanding shares. As a result, those persons could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund and therefore can control the Fund and determine the outcome of a Shareholders Meeting. Richard H. Driehaus is deemed a control person of the Driehaus Global Growth Fund.

PRINCIPAL SHAREHOLDERS

As of March 31, 2014, the following persons were known to the Trust to be beneficial or record owners (having sole voting and dispositive power) of 5% or more of the shares of beneficial interest of a Fund:

Name and Address	Fund(s)	Beneficially Owned	Owner of Record	% Owned Beneficially or of Record
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94101-4122	Driehaus Emerging Markets Growth Fund		X	39.28%
	Driehaus International Discovery Fund		X	16.73%
	Driehaus International Small Cap Growth Fund		X	13.47%
	Driehaus Emerging Markets Small Cap Growth Fund		X	14.73%
	Driehaus Micro Cap Growth Fund		X	18.28%

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Name and Address	Fund(s)	Beneficially Owned	Owner of Record	% Owned Beneficially or of Record
National Financial Services Corp. 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-2010	Driehaus Emerging Markets Growth Fund		X	25.10%

	Driehaus International Discovery Fund		X	36.30%

	Driehaus International Small Cap Growth Fund		X	14.73%

	Driehaus Global Growth Fund		X	17.58%

	Driehaus Mid Cap Growth Fund		X	5.04%

	Driehaus Emerging Markets Small Cap Growth Fund		X	18.95%

Fred Fletcher and Sampson K. Jordan TTEE City of Austin Police Retirement System Pension Plan 2520 S. Interstate 35 Suite 100 Austin, TX 78704-5747	Driehaus International Small Cap Growth Fund		X	5.10%

BMO Harris Bank NA FBO SRP Driehaus Int’l Small Cap Growth 11270 W. Park Place Suite 400 Milwaukee, WI 53224-3638	Driehaus International Small Cap Growth Fund		X	23.51%

Driehaus Associates Fund 25 East Erie Street Chicago, IL 60611-2735	Driehaus Global Growth Fund		X	10.89%

Driehaus Family Partnership 25 East Erie Street Chicago, IL 60611-2739	Driehaus Global Growth Fund		X	8.32%

	Driehaus Mid Cap Growth		X	7.22%

Wendel & CO c/o The Bank of New York Mellon P O Box 1066 Wall Street Station New York, NY 10268	Driehaus Emerging Markets Small Cap Growth Fund		X	5.90%

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246	Driehaus Emerging Markets Small Cap Growth Fund		X	24.38%

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Name and Address	Fund(s)	Beneficially Owned	Owner of Record	% Owned Beneficially or of Record
Driehaus Companies Profit Sharing Plan & Trust 25 East Erie Street	Driehaus Global Growth Fund		X	23.90%
Chicago, IL 60611-2735	Driehaus Mid Cap Growth Fund		X	19.36%

	Driehaus Emerging Markets Small Cap Growth Fund		X	10.11%

Driehaus Investments LLC 25 East Erie Street Chicago, IL 60611-2739	Driehaus Global Growth Fund		X	10.73%

Evelyn Illich Trust c/o Driehaus Capital Management 25 East Erie Street Chicago, IL 60611-2739	Driehaus Mid Cap Growth Fund		X	16.61%

BNYM I S Trust Co Cust Rollover IRA Richard H. Driehaus 25 East Erie Street Chicago, IL 60611	Driehaus Global Growth Fund		X	7.25%

HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER

More than 75 percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “Independent Trustees.” In addition to investing in the various other funds of the Trust, Independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The Independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.

The following table sets forth, as of December 31, 2013, the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser. This information is provided for each applicable Independent Trustee and his immediate family members.

Name of Trustee	Name of Owner and Relationship to Trustee	Company	Value of Securities(1)	Percent of Class
A.R. Umans	Madeline Umans (spouse)	Driehaus Institutional Small Cap, L.P.	$26,131	0.10%
(1)	Interests in limited partnerships.

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INVESTMENT ADVISORY SERVICES

The Adviser is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and distribution services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Any expenses that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Fund that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board.

Effective January 1, 2014, the Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis of 1.25% of average daily net assets. Prior to January 1, 2014, the Driehaus International Discovery Fund paid the Adviser an annual management fee on a monthly basis as follows: 1.35% on the first $1 billion of average daily net assets and 1.25% of average daily net assets in excess of $1 billion. Prior to January 1, 2013, the Driehaus International Discovery Fund paid the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion.

The Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus International Small Cap Growth Fund pay the Adviser an annual management fee on a monthly basis of 1.50% of average daily net assets. The Adviser entered into a contractual agreement through November 30, 2011 to waive its advisory fee and/or reimburse operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) to the extent necessary to ensure that the Driehaus Emerging Markets Growth Fund’s total annual operating expenses do not exceed 2.00% of average daily net assets. The Adviser entered into a contractual agreement through August 21, 2014 to waive its advisory fee and/or reimburse operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs and extraordinary expenses) to the extent necessary to ensure that the Driehaus Emerging Markets Small Cap Growth Fund’s total annual operating expenses do not exceed 2.00% of average daily net assets. Effective January 1, 2014, the Driehaus Global Growth Fund pays the Adviser an annual management fee on a monthly basis of 1.00% of average daily net assets. Prior to January 1, 2014, the Driehaus Global Growth Fund paid the Adviser an annual management fee on a monthly basis of 1.15% of average daily net assets. Prior to January 1, 2013, the Driehaus Global Growth Fund paid the Adviser an annual management fee on a monthly basis of 1.25% of average daily net assets. The Adviser entered into a contractual agreement through April 30, 2011 to waive its advisory fee and/or reimburse operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) to the extent necessary to ensure that the Driehaus Global Growth Fund’s total annual operating expenses do not exceed 2.00% of average daily net assets. For a period of three years subsequent to the Driehaus Global Growth Fund’s commencement of operations (i.e., through April 30, 2011), and for the Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund, through November 30, 2011 and August 21, 2014, respectively, and so long as the investment advisory agreement is or was in place, the

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Adviser is or was entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Funds’ expense ratio remains or remained below their respective operating expense caps. The Driehaus Mid Cap Growth Fund pays the Adviser an annual management fee on a monthly basis of 1.00% of average daily net assets. The Adviser has entered into a contractual agreement effective through April 30, 2015 to waive its advisory fee and/or reimburse operating expenses (other than interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) to the extent necessary to ensure that the Driehaus Mid Cap Growth Fund’s total annual operating expenses do not exceed 1.75% of average daily net assets. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s annual operating expense ratio remains below 1.75%. The Driehaus Micro Cap Growth Fund pays the Adviser an annual management fee on a monthly basis of 1.25% of average daily net assets. The Adviser has entered into a contractual agreement effective through November 18, 2016 to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to cap the Fund’s ordinary operating expenses (which excludes interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) to the extent necessary to ensure that the Driehaus Micro Cap Growth Fund’s total annual operating expenses does not exceed 1.70% of average daily net assets. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the Fund’s commencement of operations on November 18, 2013, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s ordinary annual operating expenses remain below the 1.70% cap.

The following table shows the advisory fees paid by each Fund under the advisory agreement to the Adviser, fees waived or expenses reimbursed, and the amount of prior waivers recaptured by the Adviser for each Fund’s last three fiscal years.

Fund	Gross Advisory Fees Paid	Advisory Fees Waived and Other Expenses Reimbursed	Reimbursement of Prior Waivers
Fiscal year ended December 31, 2013
International Discovery Fund	$2,231,145	N/A	N/A
Emerging Markets Growth Fund	$19,091,401	N/A	N/A
Emerging Markets Small Cap Growth Fund	$2,203,464	N/A	$108,124
International Small Cap Growth Fund	$3,794,929	N/A	N/A
Global Growth Fund	$420,570	N/A	N/A
Mid Cap Growth Fund	$289,322	$27,897	$0
Micro Cap Growth Fund*	$102,489	$39,026	$0
Fiscal year ended December 31, 2012
International Discovery Fund	$3,207,345	N/A	N/A
Emerging Markets Growth Fund	$12,876,247	N/A	N/A
Emerging Markets Small Cap Growth Fund	$782,657	$50,543	$0
International Small Cap Growth Fund	$3,456,133	N/A	N/A
Global Growth Fund	$447,507	N/A	N/A
Mid Cap Growth Fund	$237,991	$52,090	$0

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Fund	Gross Advisory Fees Paid	Advisory Fees Waived and Other Expenses Reimbursed	Reimbursement of Prior Waivers
Fiscal year ended December 31, 2011
International Discovery Fund	$4,202,798	N/A	N/A
Emerging Markets Growth Fund	$12,396,322	$0	$0
Emerging Markets Small Cap Growth Fund**	$157,549	$57,581	$0
International Small Cap Growth Fund	$4,179,767	N/A	N/A
Global Growth Fund	$572,368	$0	$43,191
Mid Cap Growth Fund	$250,058	$48,803	$325

*	Driehaus Micro Cap Growth Fund commenced operations on November 18, 2013.
**	Driehaus Emerging Markets Small Cap Growth Fund commenced operations on August 22, 2011.

Code of Ethics. The Adviser, the Trust and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code of ethics) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities unless there is a permitted code exception, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances in accordance with stated criteria after review by appropriate personnel.

Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Funds’ portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Funds with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Funds’ voting activities and monitors voting activity for potential conflicts of interest.

In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Funds’ voting activities, enabling the Funds to monitor voting activities performed by the Adviser.

The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, whether it would be in the best interests of the affected Fund for the proposal to pass or not pass. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason,

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proxies are voted in the Funds’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of the Adviser.

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies during the 12-month period ended June 30th is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ web site at www.driehaus.com and on the SEC’s web site at www.sec.gov.

Trade Allocation. The Adviser manages not only the Funds but other investment accounts, including accounts of affiliated persons of the Adviser. Simultaneous transactions may occur when the Funds and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions and prices for the Funds.

Portfolio Managers

Description of Compensation. Each portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus. They each receive bonuses which are based on a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if the performance of a Fund exceeds certain percentile benchmarks when compared to its peer group (using Lipper rankings) and/or certain risk adjusted return formulas, they each earn a specified additional percentage of the management fees paid by the registered investment companies and other accounts managed. They also each receive a bonus based on a percentage of any performance-based fees paid by the registered investment companies and other accounts managed, if applicable. Messrs. Jackson, Carpenter, Pigeon, Rubin, Buck, Thies and DeBruin also receive a bonus based on a percentage of their salary, which has both subjective and objective components. Mr. Rea receives a bonus based on a percentage of his salary for his Director of Research responsibilities. This bonus includes both a subjective and an objective component.

If the Adviser declares a profit sharing plan contribution, the portfolio managers and assistant portfolio managers also would receive such contribution. Each portfolio manager and assistant portfolio manager is eligible to participate in an equity purchase plan available to certain key employees of the Adviser. Messrs. Rea, Schwab, Cleaver, Mouser, Wasiolek, and James are also eligible to participate in a deferred compensation plan.

Other Accounts. The table below discloses other accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000,000s omitted)
1. Dan Rea	Registered Investment Companies:	2	$173.8	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$1,593.4	2	$85.8

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Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000,000s omitted)
2. Howard Schwab	Registered Investment Companies:	3	$2,094.1	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	11	$696.4	2	$116.2
3. David Mouser	Registered Investment Companies:	1	$270.8	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	7	$461.4	0	$0
4. Dan Wasiolek	Registered Investment Companies:	1	$34.4	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$255.4	2	$97.6
5. Chad Cleaver	Registered Investment Companies:	2	$1,823.3	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	4	$235.0	2	$116.2
6. Brad Jackson	Registered Investment Companies:	1	$34.4	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$255.4	2	$97.6
7. Ryan Carpenter	Registered Investment Companies:	1	$270.8	0	$0
	Other Pooled Investment Vehicles:	1	$40.2	0	$0
	Other Accounts:	9	$514.3	1	$31.3
8. Sebastien Pigeon	Registered Investment Companies:	2	$173.8	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	14	$1,563.8	2	$85.8
9. Joshua Rubin	Registered Investment Companies:	2	$173.8	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	14	$1,563.8	2	$85.8
10. Jeffrey James	Registered Investment Companies:	1	$74.7	0	$0
	Other Pooled Investment Vehicles:	4	$56.4	0	$0
	Other Accounts:	45	$756.4	2	$101.4
11. Michael Buck	Registered Investment Companies:	1	$74.7	0	$0
	Other Pooled Investment Vehicles:	4	$56.4	0	$0
	Other Accounts:	45	$756.4	2	$101.4

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Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000,000s omitted)
12. Daniel Burr*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
13. Richard Thies*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
14. Trent DeBruin*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

*	Messrs. Burr, Thies and DeBruin became a Portfolio Manager and/or Assistant Portfolio Manager on May 1, 2014.

As shown in the table above, the portfolio managers may manage the assets of more than one registered investment company (each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Adviser. Both clients and affiliated persons of the Adviser, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of the Adviser who invest in the Accounts.

Conflicts also may arise between the interests of a Fund and the interests of the Adviser and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Adviser, including performance-based compensation, at a higher rate than the rate of fees paid by the Funds. In addition, the Adviser’s affiliates, including the Funds’ portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.

The Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, the Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by a

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Fund and the Accounts for compliance with the Adviser’s policies and procedures.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds as of December 31, 2013.

Dollar ($) Value of Fund Shares Beneficially Owned
Driehaus International Discovery Fund
Dan Rea	$100,001 - $500,000
Sebastien Pigeon	$50,001 - $100,000
Joshua Rubin*	$10,001 - $50,000
Driehaus Emerging Markets Growth Fund
Howard Schwab	$10,001 - $50,000
Chad Cleaver	$100,001 - $500,000
Richard Thies*	$10,001 - $50,000
Driehaus Emerging Markets Small Cap Growth Fund
Chad Cleaver	$100,001 - $500,000
Howard Schwab	$100,001 - $500,000
Trent DeBruin*	$10,001 - $50,000
Driehaus International Small Cap Growth Fund
David Mouser	$50,001 - $100,000
Howard Schwab	None
Ryan Carpenter	$50,001 - $100,000
Dan Burr*	None
Driehaus Global Growth Fund
Dan Rea	$100,001 - $500,000
Sebastien Pigeon	None
Joshua Rubin*	$10,001 - $50,000
Driehaus Mid Cap Growth Fund
Dan Wasiolek	$100,001 - $500,000
Brad Jackson*	$10,001 - $50,000
Driehaus Micro Cap Growth Fund
Jeffrey James	$100,001 - $500,000
Michael Buck	$10,001 - $50,000

*	Messrs. Thies, DeBruin and Burr became a Portfolio Manager and/or Assistant Portfolio Manager on May 1, 2014. Information disclosed for Messrs. Thies, DeBruin and Burr is as of March 31, 2014.

In addition to the amounts disclosed in the table above, Messrs. Rea, Schwab, Cleaver, Mouser, Wasiolek and James participate in a deferred compensation plan in which they earn an investment return based on a hypothetical investment in various funds that they elect, which may include the Funds that they manage. The following table sets forth the dollar range of each portfolio manager’s deferred compensation plan account as of December 31, 2013 that is earning an investment return based on a hypothetical investment in the Funds that they manage:

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Dollar ($) Value of Fund Shares Earning a Return Based on a Hypothetical Investment in the Fund
Driehaus International Discovery Fund
Dan Rea	$500,001 - $1,000,000
Driehaus Emerging Markets Growth Fund
Howard Schwab	None
Chad Cleaver	None
Driehaus Emerging Markets Small Cap Growth Fund
Chad Cleaver	$100,001 - $500,000
Howard Schwab	$100,001 - $500,000
Driehaus International Small Cap Growth Fund
David Mouser	None
Howard Schwab	None
Driehaus Global Growth Fund
Dan Rea	None
Driehaus Mid Cap Growth Fund
Dan Wasiolek	$100,001 - $500,000
Driehaus Micro Cap Growth Fund
Jeffrey James	$100,001 - $500,000

DISTRIBUTOR

The shares of the Funds are distributed by DS LLC, 25 East Erie Street, Chicago, Illinois 60611, under a Distribution Agreement with the Trust. DS LLC is an affiliate of the Adviser because both entities are controlled by Richard H. Driehaus. The Distribution Agreement had an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

As agent, DS LLC will offer shares of the Funds on a continuous basis to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Funds. As principal underwriter to the Trust, DS LLC enters into arrangements with selected dealers or other third parties for the sale and redemption of Fund shares and makes payments to such entities for distribution related activities as well as shareholder and administrative services to customers who purchase Fund shares, including sub-accounting and sub-transfer agency services. DS LLC will offer the Funds’ shares only on a best-efforts basis.

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ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Funds. The asset-based fee for administration and accounting services for each Fund is calculated as follows:

0.07% of the first $200 million of average net assets;

0.06% of the next $200 million of average net assets;

0.05% of the next $200 million of average net assets; and

0.04% of average net assets in excess of $600 million; and a base annual fee of $30,000.

In addition, BNY Mellon is also reimbursed for out-of-pocket expenses.

The Funds paid the following administrative fees for the past three fiscal years:

	2013	2012	2011
Driehaus International Discovery Fund	$184,894	$218,784	$256,719
Driehaus Emerging Markets Growth Fund	$702,017	$530,622	$516,384
Driehaus Emerging Markets Small Cap Growth Fund[1,2]	$173,740	$100,730	$23,599
Driehaus International Small Cap Growth Fund	$244,223	$226,442	$257,163
Driehaus Global Growth Fund	$83,446	$81,691	$87,712
Driehaus Mid Cap Growth Fund[1]	$60,034	$56,146	$57,460
Driehaus Micro Cap Growth Fund[1], 3	$12,469	N/A	N/A

[1]	BNY Mellon agreed to waive 50% of its monthly base fee for the first six months of a Fund’s operations or until the Fund’s average net assets reach $100 million.
[2]	The Driehaus Emerging Markets Small Cap Growth Fund commenced operations on August 22, 2011.
[3]	The Driehaus Micro Cap Growth Fund commenced operations on November 18, 2013.

CUSTODIAN

The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, is the Funds’ custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds.

Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the

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custody of foreign banks and trust companies that are members of the Custodian’s global custody network and foreign depositories (“foreign subcustodians”). With respect to foreign subcustodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to a Fund’s foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT

BNY Mellon, 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, BNY Mellon provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, is the Funds’ independent registered public accounting firm (“auditors”). The auditors audit and report on each Fund’s annual financial statements, review certain regulatory reports and each Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the Independent Trustees.

PORTFOLIO TRANSACTIONS

The Adviser’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution with a view to providing each Fund the most favorable terms reasonably available under the circumstances. The best price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These factors include the Adviser’s knowledge of: negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the financial stability of the broker or dealer selected and such other brokers or dealers; and actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser’s staff while effecting portfolio transactions.

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To the extent directed by management of the Funds, the Adviser will execute purchases and sales of portfolio securities for a Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for a Fund.

For the fiscal year ended December 31, 2013, the Driehaus International Discovery Fund paid brokerage commissions of $593,260; Driehaus Emerging Markets Growth Fund paid brokerage commissions of $11,023,421; Driehaus Emerging Markets Small Cap Growth Fund paid brokerage commissions of $3,221,064; Driehaus International Small Cap Growth Fund paid brokerage commissions of $1,910,193; Driehaus Global Growth Fund paid brokerage commissions of $79,485; and Driehaus Mid Cap Growth Fund paid commissions of $52,587. For the period November 18, 2013 (commencement of operations) through December 31, 2013, Driehaus Micro Cap Growth Fund paid brokerage commissions of $46,294.

For the fiscal year ended December 31, 2012, the Driehaus International Discovery Fund paid brokerage commissions of $490,999; Driehaus Emerging Markets Growth Fund paid brokerage commissions of $7,466,115; Driehaus Emerging Markets Small Cap Growth Fund paid brokerage commissions of $989,956; Driehaus International Small Cap Growth Fund paid brokerage commissions of $1,494,523; Driehaus Global Growth Fund paid brokerage commissions of $43,840; and Driehaus Mid Cap Growth Fund paid commissions of $29,337.

For the fiscal year ended December 31, 2011, the Driehaus International Discovery Fund paid brokerage commissions of $982,487; Driehaus Emerging Markets Growth Fund paid brokerage commissions of $8,936,457; Driehaus Emerging Markets Small Cap Growth Fund paid brokerage commissions of $175,460; Driehaus International Small Cap Growth Fund paid brokerage commissions of $2,410,310; Driehaus Global Growth Fund paid brokerage commissions of $108,735; and Driehaus Mid Cap Growth Fund paid commissions of $63,677.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser may select a broker or dealer that furnishes it with brokerage or research services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended. As a result of such research, the Adviser may cause a Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the brokerage or research services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients’ accounts in the aggregate, including the Funds, to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Funds), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of

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the Adviser, and not all such research products or services are used in connection with the management of the Funds. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

Directed Brokerage. During the year ended December 31, 2013, certain Funds allocated a portion of their brokerage transactions to firms based upon research services and information provided. The table below shows the amount of brokerage transactions allocated and related commissions paid by the Funds during the fiscal year ended December 31, 2013.

Fund Name	Amount of Brokerage Transactions	Brokerage Commissions Paid
Driehaus International Discovery Fund	$202,911,055	$213,560
Driehaus Emerging Markets Growth Fund	$2,881,336,179	$4,143,383
Driehaus Emerging Markets Small Cap Growth Fund	$214,454,106	$368,735
Driehaus Global Growth Fund	$29,653,036	$28,785
Driehaus International Small Cap Growth Fund	$532,262,880	$590,532
Driehaus Mid Cap Growth Fund	$51,116,474	$25,282
Driehaus Micro Cap Growth Fund*	$23,698,405	$33,090

*	Driehaus Micro Cap Growth Fund commenced operations on November 18, 2013.

Regular Broker-Dealers. The following information is provided with respect to the Funds’ “regular broker-dealers.” The term “regular broker-dealers” means, any of the ten brokers or dealers who, for the fiscal year ended December 31, 2013: 1) received the greatest dollar amount of brokerage commissions from the Funds; 2) engaged as principal in the largest dollar amount of portfolio transactions for the Funds; or 3) sold the largest dollar amount of securities of the Funds.

The chart below identifies the Funds’ “regular broker-dealers,” the securities of which were held by any Fund as of December 31, 2013 and the dollar value of such securities.

Regular Broker-Dealer or Parent (Issuer)	Value as of December 31, 2013
Driehaus Global Growth Fund:
Citigroup, Inc.	$540,850
Morgan Stanley & Co., Inc.	$554,602

ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect.

Each Fund is treated as a separate entity for federal income tax purposes and has qualified, and each intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), to permit it, to be treated as a regulated investment company. Such provisions generally relieve a Fund of federal income tax to the extent its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund) and net capital gains (i.e., the

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excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years) are currently distributed to shareholders. In order to qualify for such provisions, each Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter of the taxable year (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a regulated investment company may limit the extent to which a Fund may invest in some investment.

If for any taxable year a Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a regular corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code, as discussed below, provided certain holding period and other requirements are satisfied.

Distributions of investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, qualified dividend income received by individual and other noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 20%. Qualified dividend income generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a qualified foreign corporation is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.

A Fund generally can pass the federal income tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate qualified dividends received by the Fund. For a Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If a Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be

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treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared.

Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a Fund pays a dividend or distribution will, in effect, receive a return of a portion of his or her investment in such dividend or distribution. The dividend or distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares was reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his or her tax basis, except as set forth above with respect to returns of capital.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, and such Fund distributes at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax exempt interest, if any, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits against their U.S. federal income tax liability, subject in both cases to applicable limitations. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by such Fund, although such shareholders may be able to claim a credit for foreign taxes paid and in any event will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Funds will notify their respective shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by such Fund, if the Fund qualifies to pass along such credit. If a Fund does not make such an election, the net investment income of that particular Fund will be reduced by the foreign taxes paid by the Fund and its shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

Each Fund may engage in certain options, futures, forwards, swaps, short sales, foreign currency and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.

For federal income tax purposes, each Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options, non-equity options positions and certain foreign currency contracts (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the positions. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later

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taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (i) will generally affect the holding period of the hedged securities; and (ii) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

The Funds may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include indexes based on objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize for federal income tax purposes the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Each Fund anticipates distributing to shareholders annually all net capital gains, if any that have been recognized for federal income tax purposes including year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.

Each Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending October 31, plus any undistributed amounts from prior calendar years, minus any overdistribution from prior calendar years. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Funds intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.

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A shareholder who redeems or exchanges shares of a Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed or exchanged and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain is taxable to individual and other non-corporate shareholders at a maximum federal income tax rate of 20%. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. If a shareholder realizes a loss on the redemption of a Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized on the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Passive Foreign Investment Companies. Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, each Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned (or deemed earned) from PFICs, regardless of whether such income and gains are distributed to shareholders.

Each Fund intends to make a mark-to-market election, where applicable, to treat PFICs as sold on the last day of the Fund’s taxable year and recognize any gains for federal income tax purposes at that time; such losses may not be recognized or may be limited. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions. In addition, under certain circumstances another election may be available that would require the Fund to include its share of the PFIC’s income and net capital gain annually in income, regardless of whether distributions are received from the PFIC in a given year.

Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.

Cost Basis Information. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged arrangement, such as a 401(k) or an IRA.

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When required to report cost basis, the Funds will calculate it using the Funds’ default method, which is the average cost basis, unless you instruct the Funds to use a different calculation method. For additional information regarding the Funds’ available cost basis reporting methods, including the default method, please contact the Funds. If you hold your Fund shares through a financial intermediary, please contact that intermediary with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds if you intend to utilize a method other than the Funds’ default method for covered shares.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Funds.

Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, effective for taxable years of a Fund beginning before January 1, 2014, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributed to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributed to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts. This exemption from withholding for interest-related and short-term gain dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption or what the terms of any such extension would be, including whether such extension would have retroactive effect.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before investing in a Fund’s shares.

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APPENDIX – RATINGS

Ratings in General

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings of long-term corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings by Moody’s

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations s rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Ratings by S&P

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C. A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D. An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-2

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-3

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

A.R. Umans

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Chairman of the Board

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Assistant Vice President &

Chief Legal Officer

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

Diane J. Drake

Secretary

Michael P. Kailus

Assistant Secretary &

Anti-Money Laundering Compliance Officer

William H. Wallace, III

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Semi-Annual Report to Shareholders

June 30, 2014

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Micro Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Semi-Annual Report to Shareholders

June 30, 2014

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Micro Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2014 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Driehaus International Discovery Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 06/30/14	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/98 - 06/30/14)
Driehaus International Discovery Fund (DRIDX)[1]	12.22%	1.46%	8.59%	7.16%	13.10%
MSCI AC World ex USA Growth Index[2]	19.74%	5.84%	11.71%	8.01%	4.51%
MSCI AC World ex USA Index[3]	22.27%	6.21%	11.59%	8.22%	6.02%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 45 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 97.7%
EUROPE — 43.8%
United Kingdom — 12.5%
Abengoa Yield PLC**	17,065	$645,398
Aberdeen Asset Management PLC	79,149	614,830
Ashtead Group PLC	143,773	2,152,953
ASOS PLC**	13,529	685,341
Barratt Developments PLC	55,187	352,947
Britvic PLC	96,364	1,199,767
Countrywide PLC	132,869	1,169,926
Genel Energy PLC**	99,813	1,733,814
Halma PLC	193,617	1,953,334
Jazztel PLC**	120,641	1,718,015
Ocado Group PLC**	93,958	597,046
Pets at Home Group PLC**	238,346	836,202
St. James’s Place PLC	85,620	1,116,553

		14,776,126

Germany — 7.8%
Aareal Bank AG	25,134	1,158,442
Aurelius AG	47,981	1,752,887
Continental AG	5,589	1,294,508
Deutsche Annington Immobilien SE	40,334	1,186,879
MorphoSys AG**	12,936	1,213,359
Symrise AG	21,546	1,174,070
Wirecard AG	33,868	1,462,218

		9,242,363

Denmark — 4.0%
Christian Hansen Holding AS	27,508	1,158,450
Coloplast AS — B	10,008	905,064
GN Store Nord AS	31,971	915,999
Matas AS**	21,105	598,864
Pandora AS	15,611	1,197,020

		4,775,397

France — 4.0%
Eurofins Scientific	6,418	1,973,823
JC Decaux SA	29,049	1,083,918
Numericable Group SA**	8,960	533,698
Safran SA	17,486	1,144,863

		4,736,302

Italy — 3.6%
Azimut Holding SpA	41,229	1,062,481
Brembo SpA	31,326	1,143,573
Intesa Sanpaolo SpA	376,780	1,163,927
Moncler SpA	53,052	879,720

		4,249,701

Netherlands — 3.2%
James Hardie Industries PLC	62,503	815,692
LyondellBasell Industries NV — A	11,781	1,150,415

	Number of Shares	Value (Note A)
Sensata Technologies Holding NV**	40,185	$1,879,854

		3,845,961

Ireland — 3.2%
Eaton Corp. PLC	15,989	1,234,031
Endo International PLC**	27,100	1,897,542
Perrigo Co., PLC	4,151	605,050

		3,736,623

Switzerland — 2.9%
Roche Holding AG	11,624	3,467,014
Sweden — 1.5%
Assa Abloy AB — B	35,128	1,787,537
Belgium — 0.7%
Anheuser-Busch Inbev NV	7,178	824,639
Norway — 0.4%
Opera Software ASA	35,647	475,382

Total EUROPE		51,917,045

FAR EAST — 34.0%
China — 17.0%
21Vianet Group, Inc. — ADR**	58,121	1,741,886
AIA Group, Ltd.	395,439	1,987,297
Baidu, Inc. — SP ADR**	9,509	1,776,376
Haitong Securities Co., Ltd. — H	631,496	979,379
Melco Crown Entertainment, Ltd. — ADR	51,936	1,854,635
Michael Kors Holdings, Ltd.**	19,006	1,684,882
New Oriental Education & Technology Group, Inc. — SP ADR	48,650	1,292,631
Qihoo 360 Technology Co., Ltd. — ADR**	18,169	1,672,275
Sands China, Ltd.	308,130	2,327,752
Tencent Holdings, Ltd.	240,210	3,663,401
Vipshop Holdings, Ltd. — ADR**	6,244	1,172,249

		20,152,763

Japan — 11.4%
Astellas Pharma, Inc.	44,630	586,373
Dainippon Sumitomo Pharma Co., Ltd.	49,554	569,867
Digital Garage, Inc.	21,269	348,937
F@N Communications, Inc.	57,919	951,357
Hoshizaki Electric Co., Ltd.	15,538	774,561
Hulic Co., Ltd.	142,091	1,872,479
Kanamoto Co., Ltd.	40,239	1,602,728
M3, Inc.	42,399	674,667
Ono Pharmaceutical Co., Ltd.	14,534	1,279,732
Softbank Corp.	31,973	2,380,656

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
Tokai Tokyo Financial Holdings, Inc.	154,881	$1,204,740
Zenkoku Hosho Co., Ltd.	46,268	1,258,720

		13,504,817

Philippines — 1.7%
Puregold Price Club, Inc.	979,804	974,192
Robinsons Retail Holdings, Inc.	632,959	1,057,832

		2,032,024

Malaysia — 1.0%
Astro Malaysia Holdings BHD	1,149,093	1,256,094
Singapore — 1.0%
Global Logistic Properties, Ltd.	541,086	1,171,651
Cambodia — 1.0%
NagaCorp, Ltd.	1,304,635	1,149,703
Taiwan — 0.9%
Ginko International Co., Ltd.	60,350	1,044,978

Total FAR EAST		40,312,030

NORTH AMERICA — 15.6%
Canada — 13.1%
Badger Daylighting, Ltd.	34,818	1,146,950
Birchcliff Energy, Ltd.**	43,337	572,655
Canadian Pacific Railway, Ltd.	11,434	2,071,155
Intact Financial Corp.	21,878	1,508,630
Interfor Corp.**	84,810	1,181,880
Methanex Corp.	28,591	1,766,352
Pembina Pipeline Corp.	48,862	2,102,296
PrairieSky Royalty, Ltd.	32,351	1,176,345
Trinidad Drilling, Ltd.	166,463	1,889,196
Valeant Pharmaceuticals International, Inc.**	17,285	2,185,875

		15,601,334

Mexico — 2.5%
Cemex SAB de CV — SP ADR**	44,273	585,732
Fibra Uno Administracion SA de CV — REIT	680,502	2,386,098

		2,971,830

Total NORTH AMERICA		18,573,164

MIDDLE EAST — 2.7%
Israel — 2.7%
CaesarStone Sdot-Yam, Ltd.	33,452	1,641,824
Plus500, Ltd	49,176	385,660

	Number of Shares	Value (Note A)
Teva Pharmaceutical Industries, Ltd. — SP ADR	22,806	$1,195,491

		3,222,975

Total MIDDLE EAST		3,222,975

SOUTH AMERICA — 1.6%
Brazil — 1.6%
Anhanguera Educacional Participacoes SA	113,565	945,219
Kroton Educacional SA	32,818	922,229

		1,867,448

Total SOUTH AMERICA		1,867,448

Total EQUITY SECURITIES (Cost $103,557,543)		115,892,662

TOTAL INVESTMENTS (COST $103,557,543)	97.7%	$115,892,662
Other Assets In Excess Of Liabilities	2.3%	2,685,734

Net Assets	100.0%	$118,578,396

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$104,622,741

Gross Appreciation	$16,037,761
Gross Depreciation	(4,767,840)

Net Appreciation	$11,269,921

** Non-income producing security

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

June 30, 2014 (unaudited)

Regional Weightings*

Western Europe	43.8%
Asia/Far East Ex-Japan	22.6%
North America	15.6%
Japan	11.4%
Middle East	2.7%
South America	1.6%

Top Ten Holdings*

Tencent Holdings, Ltd.	3.1%
Roche Holding AG	2.9%
Fibra Uno Administracion SA de CV — REIT	2.0%
Softbank Corp.	2.0%
Sands China, Ltd.	2.0%
Valeant Pharmaceuticals International, Inc.	1.8%
Ashtead Group PLC	1.8%
Pembina Pipeline Corp.	1.8%
Canadian Pacific Railway, Ltd.	1.7%
AIA Group, Ltd.	1.7%

*	All percentages are stated as a percent of net assets at June 30, 2014.

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus International Discovery Fund

Schedule of Investments

June 30, 2014 (unaudited)

Industry	Percent of Net Assets
Aerospace & Defense	1.0%
Auto Components	2.1%
Banks	1.0%
Beverages	1.7%
Building Products	1.5%
Capital Markets	4.7%
Chemicals	4.4%
Construction & Engineering	1.0%
Construction Materials	2.6%
Diversified Consumer Services	2.7%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	1.4%
Electrical Equipment	2.6%
Electronic Equipment, Instruments & Components	1.6%
Energy Equipment & Services	1.6%
Food & Staples Retailing	1.7%
Health Care Equipment & Supplies	2.4%
Health Care Technology	0.6%
Hotels, Restaurants & Leisure	4.5%
Household Durables	0.3%

Industry	Percent of Net Assets
Independent Power and Renewable Electricity Producers	0.5%
Information Technology Services	1.5%
Insurance	3.9%
Internet & Catalog Retail	2.1%
Internet Software & Services	8.7%
Life Sciences Tools & Services	2.7%
Machinery	0.7%
Media	2.4%
Oil, Gas & Consumable Fuels	4.7%
Paper & Forest Products	1.0%
Pharmaceuticals	9.9%
Real Estate Investment Trusts	2.0%
Real Estate Management & Development	4.5%
Road & Rail	1.7%
Specialty Retail	1.2%
Textiles, Apparel & Luxury Goods	3.2%
Thrifts & Mortgage Finance	1.0%
Trading Companies & Distributors	3.2%
Wireless Telecommunication Services	2.0%
Other Assets in Excess of Liabilities	2.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 06/30/14	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/97 - 06/30/14)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	12.42%	4.23%	13.37%	14.64%	13.65%
MSCI Emerging Markets Index[2]	14.68%	–0.06%	9.58%	12.30%	8.62%
MSCI Emerging Markets Growth Index[3]	14.45%	1.04%	10.40%	11.51%	7.85%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

6

Driehaus Emerging Markets Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.0%
FAR EAST — 49.4%
China — 17.4%
21Vianet Group, Inc. — ADR**	359,422	$10,771,877
51 Job, Inc. — ADR**	102,697	6,773,894
AIA Group, Ltd.	6,976,908	35,062,780
Angang Steel Co., Ltd. — H	10,960,052	7,070,636
AviChina Industry & Technology Co., Ltd. — H	16,404,857	9,270,912
Baidu, Inc. — SP ADR**	157,164	29,359,807
Biostime International Holdings, Ltd.	1,607,255	8,917,213
China Medical System Holdings, Ltd.	15,053,952	18,432,856
China Oilfield Services, Ltd. — H	8,064,955	19,396,516
Galaxy Entertainment Group, Ltd.	2,640,853	21,125,734
Hong Kong Exchanges & Clearing, Ltd.	1,415,821	26,396,848
PetroChina Co., Ltd. —ADR	154,825	19,438,279
Ping An Insurance Group Co. — H	999,308	7,736,179
Sands China, Ltd.	4,648,000	35,113,078
Shenzhou International Group Holdings, Ltd.	6,943,951	23,697,810
TAL Education Group — ADR**	392,774	10,801,285
Tencent Holdings, Ltd.	2,506,145	38,220,781
Vipshop Holdings, Ltd. — ADR**	79,407	14,907,870

		342,494,355

India — 8.8%
Bharti Infratel, Ltd.	3,500,953	14,878,104
Glenmark Pharmaceuticals, Ltd.	1,671,092	15,839,879
HCL Technologies, Ltd.	776,694	19,372,475
HDFC Bank, Ltd. — ADR	589,457	27,598,377
Housing Development Finance Corp.	1,192,138	19,673,399
ITC, Ltd.	2,742,565	14,822,026
Maruti Suzuki India, Ltd.	535,701	21,726,864
SKS Microfinance, Ltd.**	2,878,613	13,231,234
Tech Mahindra, Ltd.	585,025	20,932,310
Titan Co., Ltd.	942,278	5,531,154

		173,605,822

Taiwan — 8.3%
Advantech Co., Ltd.	1,410,000	12,041,999
Delta Electronics, Inc.	2,164,937	15,770,440
Eclat Textile Co., Ltd.	1,338,216	16,224,603

	Number of Shares	Value (Note A)
Hermes Microvision, Inc.	246,000	$9,763,213
Hiwin Technologies Corp.	1,267,000	15,636,998
Hota Industrial Manufacturing Co., Ltd.	6,743,000	11,969,288
Largan Precision Co., Ltd.	230,000	18,333,445
MediaTek, Inc.	1,403,000	23,729,486
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,804,875	38,606,276

		162,075,748

South Korea — 5.0%
Hyundai Mobis Co., Ltd.	66,617	18,698,585
LG Chem, Ltd.	59,080	17,283,732
Samsung Electronics Co., Ltd. — Pref.	18,004	18,861,672
Shinhan Financial Group Co., Ltd.	417,786	19,345,003
SK Hynix, Inc.**	490,204	23,521,846

		97,710,838

Philippines — 2.7%
Alliance Global Group, Inc.	32,905,741	21,937,161
Ayala Land, Inc.	7,358,203	5,141,471
Metropolitan Bank & Trust Co.	6,564,541	13,144,121
Robinsons Retail Holdings, Inc.	8,195,456	13,696,644

		53,919,397

Indonesia — 2.6%
PT Astra International Tbk	38,282,700	23,492,758
PT Kalbe Farma Tbk	53,773,300	7,529,623
PT Matahari Department Store Tbk	15,808,022	18,401,578
PT Matahari Putra Prima Tbk	8,719,698	2,298,529

		51,722,488

Thailand — 2.4%
Bangkok Dusit Medical Services PCL — NVDR	29,720,000	15,292,682
Kasikornbank PCL — NVDR	2,691,826	16,919,812
Thai Beverage PCL	29,439,000	14,638,046

		46,850,540

Malaysia — 1.2%
Malayan Banking BHD	7,754,300	23,738,639
Cambodia — 0.5%
NagaCorp, Ltd.	10,647,425	9,382,988
Vietnam — 0.3%
Vietnam Dairy Products JSC	865,410	4,949,837

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Emerging Markets Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
Sri Lanka — 0.2%
John Keells Holdings PLC	2,798,737	$4,722,365

Total FAR EAST		971,173,017

EUROPE — 13.1%
Russia — 4.7%
Alrosa**	11,365,459	13,983,111
Magnit — SP GDR	260,927	15,394,693
MegaFon — GDR	290,405	9,263,920
MMC Norilsk Nickel — ADR	939,288	18,607,295
Moscow Exchange MICEX	9,145,419	18,156,248
NovaTek — SP GDR	130,396	16,221,262

		91,626,529

Switzerland — 2.3%
Dufry AG**	94,284	17,138,679
Roche Holding AG	90,571	27,014,016

		44,152,695

United Kingdom — 2.1%
Bank of Georgia Holdings, PLC	167,232	6,725,685
British American Tobacco PLC	342,247	20,371,287
Hikma Pharmaceuticals PLC	494,214	14,192,413

		41,289,385

Turkey — 1.4%
BIM Birlesik Magazalar AS	516,949	11,858,643
Turkiye Halk Bankasi AS	1,984,258	14,891,769

		26,750,412

Norway — 1.0%
DNO ASA**	5,226,262	20,099,533
Netherlands — 0.9%
Heineken NV	245,174	17,601,633
Hungary — 0.7%
OTP Bank PLC	730,740	14,047,622
Romania — 0.0%
Fondul Proprietatea SA	3,049,500	812,349

Total EUROPE		256,380,158

SOUTH AMERICA — 12.2%
Brazil — 9.2%
B2W Cia Digital**	416,887	5,266,040
Banco Bradesco SA — ADR	929,071	13,490,111
BB Seguridade Participacoes SA	1,823,675	26,643,236
BRF SA	1,117,300	27,109,506
CCR SA	1,584,264	12,942,279
Estacio Participacoes SA	1,469,348	19,371,852

	Number of Shares	Value (Note A)
Gol Linhas Aereas Inteligentes SA — ADR**	3,240,726	$17,759,178
Linx SA	591,416	13,921,496
Lojas Renner SA	443,600	14,218,489
Marcopolo SA — Pref.	1,788,206	3,480,102
Qualicorp SA**	1,124,070	13,288,395
Vale SA — SP ADR	1,049,313	13,882,411

		181,373,095

Colombia — 1.6%
Bancolombia SA — SP ADR	257,508	14,883,962
Cementos Argos SA — Pref.	2,688,340	16,294,705

		31,178,667

Peru — 1.4%
Credicorp, Ltd.	171,997	26,740,374

Total SOUTH AMERICA		239,292,136

NORTH AMERICA — 11.4%
Mexico — 6.7%
Banregio Grupo Financiero SAB de CV	2,815,561	16,697,827
Cemex SAB de CV**	14,672,921	19,419,128
Fibra Uno Administracion SA de CV — REIT	9,564,049	33,535,175
Grupo Televisa SAB — SP ADR	977,278	33,530,408
Infraestructura Energetica Nova SAB de CV	1,570,755	8,714,915
Wal-Mart de Mexico SAB de CV — V	7,126,700	19,105,610

		131,003,063

United States — 4.0%
Cognizant Technology Solutions Corp. — A**	272,783	13,341,817
Mead Johnson Nutrition Co.	107,960	10,058,633
Samsonite International SA	3,958,875	13,050,843
Schlumberger, Ltd.	222,074	26,193,628
SunEdison, Inc.**	753,111	17,020,309

		79,665,230

Canada — 0.7%
Gran Tierra Energy, Inc.**	1,751,324	14,229,867

Total NORTH AMERICA		224,898,160

AFRICA — 6.2%
South Africa — 5.1%
Anglo American Platinum, Ltd.**	316,397	13,717,082
Aspen Pharmacare Holdings, Ltd.	465,499	13,082,557
MTN Group, Ltd.	926,907	19,522,134

Notes to Financial Statements are an integral part of this Schedule.

8

Driehaus Emerging Markets Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
Naspers, Ltd. — N	258,475	$30,428,839
Sanlam, Ltd.	4,139,980	24,037,966

		100,788,578

Nigeria — 0.6%
Guaranty Trust Bank PLC	70,328,674	12,494,723
Kenya — 0.5%
Safaricom, Ltd.	62,716,000	8,908,319

Total AFRICA		122,191,620

MIDDLE EAST — 1.7%
United Arab Emirates — 0.9%
Al Noor Hospitals Group PLC	297,548	5,204,238
Emaar Properties PJSC	5,706,723	13,067,289

		18,271,527

Pakistan — 0.5%
United Bank, Ltd.	5,218,814	8,914,956
Qatar — 0.3%
Al Meera Consumer Goods Co.	119,340	5,546,429

Total MIDDLE EAST		32,732,912

Total EQUITY SECURITIES (Cost $1,642,341,377)		1,846,668,003

EQUITY CERTIFICATES — 1.0%
MIDDLE EAST — 1.0%
Saudi Arabia — 1.0%
Aldrees Petroleum and Transport Services Co.†	438,009	5,815,984
Saudi Airlines Catering Co.†	302,617	13,878,183

Total MIDDLE EAST		19,694,167

Total EQUITY CERTIFICATES (Cost $15,776,371)		19,694,167

TOTAL INVESTMENTS (COST $1,658,117,748)	95.0%	$1,866,362,170
Other Assets In Excess Of Liabilities	5.0%	98,672,929

Net Assets	100.0%	$1,965,035,099

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$1,661,771,174

Gross Appreciation	$225,663,512
Gross Depreciation	(21,072,516)

Net Appreciation	$204,590,996

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At June 30, 2014, the value of these restricted securities amounted to $19,694,167 or 1.0% of net assets.

Additional information on each restricted securities is as follows (see Note A in the Notes to Financial Statements)

Security	Counter- Party	Acquisition Date (s)	Acquisition Cost
Aldrees Petroleum and Transport Services Co.	MLCO	2/11/14 to 3/24/14	$4,641,091
Saudi Airline Catering Co.	MLCO	11/20/13 to 12/10/13	$11,135,280

ADR — American Depository Receipt

GDR — Global Depository Receipt

MLCO — Merrill Lynch & Co., Inc.

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

9

Driehaus Emerging Markets Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

Regional Weightings*

Asia/Far East Ex-Japan	49.4%
South America	12.2%
North America	11.4%
Eastern Europe	6.8%
Western Europe	6.3%
Africa	6.2%
Middle East	2.7%

Top Ten Holdings*

Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	2.0%
Tencent Holdings, Ltd.	1.9%
Sands China, Ltd.	1.8%
AIA Group, Ltd.	1.8%
Fibra Uno Administracion SA de CV — REIT	1.7%
Grupo Televisa SAB — SP ADR	1.7%
Naspers, Ltd. — N	1.5%
Baidu, Inc. — SP ADR	1.5%
HDFC Bank, Ltd. — ADR	1.4%
BRF SA	1.4%

*	All percentages are stated as a percent of net assets at June 30, 2014.

Notes to Financial Statements are an integral part of this Schedule.

10

Driehaus Emerging Markets Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

Industry	Percent of Net Assets
Aerospace & Defense	0.5%
Airlines	0.9%
Auto Components	1.6%
Automobiles	2.3%
Banks	11.7%
Beverages	1.6%
Chemicals	0.9%
Commercial Services & Supplies	0.7%
Construction Materials	1.8%
Consumer Finance	0.7%
Diversified Consumer Services	1.5%
Diversified Financial Services	2.3%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	2.3%
Food & Staples Retailing	3.3%
Food Products	2.6%
Gas Utilities	0.4%
Health Care Providers & Services	1.7%
Hotels, Restaurants & Leisure	3.3%
Industrial Conglomerates	1.4%
Information Technology Services	2.7%
Insurance	4.8%
Internet & Catalog Retail	1.0%

Industry	Percent of Net Assets
Internet Software & Services	4.0%
Machinery	1.0%
Media	3.3%
Metals & Mining	3.4%
Multiline Retail	1.8%
Oil, Gas & Consumable Fuels	3.9%
Pharmaceuticals	4.9%
Professional Services	0.3%
Real Estate Investment Trusts	1.7%
Real Estate Management & Development	0.9%
Semiconductors & Semiconductor Equipment	6.7%
Software	0.7%
Specialty Retail	0.9%
Technology, Hardware Storage & Peripherals	0.6%
Textiles, Apparel & Luxury Goods	3.0%
Thrifts & Mortgage Finance	1.0%
Tobacco	1.8%
Transportation Infrastructure	0.7%
Wireless Telecommunication Services	2.7%
Other Assets in Excess of Liabilities	5.0%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns as of 06/30/14	1 Year	Since Inception (08/22/11 - 06/30/14)	3 Years	5 Years	Since Inception (12/01/08 - 06/30/14)
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	12.75%	11.87%	8.15%	15.64%	20.55%
MSCI Emerging Markets Small Cap Index[2]	14.53%	5.62%	0.89%	11.79%	22.12%
MSCI Emerging Markets Index[3]	14.68%	5.72%	–0.06%	9.58%	16.27%

[1]

The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Small Cap Index (MSCI Emerging Markets Small Cap Index) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization weighted index designed to measure equity market performance in 23 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

12

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 82.5%
FAR EAST — 47.8%
China — 17.3%
21Vianet Group, Inc. — ADR**	141,183	$4,231,255
Airtac International Group	157,000	1,690,518
Angang Steel Co., Ltd. — H	6,763,656	4,363,424
Anton Oilfield Services Group	3,647,940	2,485,178
AviChina Industry & Technology Co., Ltd. — H	3,380,000	1,910,147
Biostime International Holdings, Ltd.	243,500	1,350,963
China Animal Healthcare, Ltd.	4,681,000	3,255,392
China Distance Education Holdings, Ltd. — ADR	101,417	1,699,749
China Hongqiao Group, Ltd.	4,135,000	2,971,711
China Medical System Holdings, Ltd.	4,050,591	4,959,758
China Singyes Solar Technologies Holdings, Ltd.	4,036,000	6,800,960
CT Environmental Group, Ltd.	10,586,975	7,704,188
Hilong Holding, Ltd.	4,617,353	2,293,663
TAL Education Group — ADR**	143,236	3,938,990
Vipshop Holdings, Ltd. — ADR**	22,233	4,174,023
Wasion Group Holdings, Ltd.	2,382,000	1,788,713
Xinchen China Power Holdings, Ltd.**	3,974,000	2,568,866
Xinyi Solar Holdings, Ltd.	6,352,000	1,630,946

		59,818,444

Taiwan — 8.0%
Chroma ATE, Inc.	1,193,000	3,340,304
Eclat Textile Co., Ltd.	314,000	3,806,953
Epistar Corp.	1,169,000	2,897,247
Giant Manufacturing Co., Ltd.	396,000	3,083,596
Gigasolar Materials Corp.	89,000	1,773,562
Hermes Microvision, Inc.	48,000	1,905,017
Hota Industrial Manufacturing Co., Ltd.	986,000	1,750,218
Shin Zu Shing Co., Ltd.	837,000	2,480,893
Vanguard International Semiconductor Corp.	1,960,000	3,147,632
Voltronic Power Technology Corp.	209,000	1,616,954
Zhen Ding Technology Holding, Ltd.	529,000	1,741,600

		27,543,976

	Number of Shares	Value (Note A)
South Korea — 4.1%
Cosmax, Inc.**	25,563	$2,405,216
Hansae Co., Ltd.	100,110	2,706,077
Hotel Shilla Co., Ltd.	23,865	2,155,822
i-SENS, Inc.**	31,366	1,593,410
Wonik IPS Co., Ltd.**	272,985	3,129,696
Youngone Corp.	52,655	2,365,260

		14,355,481

Malaysia — 4.0%
Berjaya Auto BHD	2,490,000	1,775,802
Bonia Corp. BHD	999,900	1,665,981
Dialog Group BHD	2,347,400	2,770,678
KNM Group BHD**	18,548,500	5,227,777
Oldtown BHD	3,516,650	2,409,415

		13,849,653

Indonesia — 3.7%
PT Ace Hardware Indonesia Tbk	33,242,100	2,467,571
PT Bumi Serpong Damai Tbk	20,330,100	2,546,622
PT Matahari Department Store Tbk	3,179,966	3,701,690
PT Pakuwon Jati Tbk	53,462,700	1,573,891
PT Vale Indonesia Tbk	8,591,500	2,576,363

		12,866,137

Philippines — 3.5%
GT Capital Holdings, Inc.	213,020	4,245,759
Megaworld Corp.	16,238,462	1,674,068
Nickel Asia Corp.	3,151,200	2,382,351
Philippine Seven Corp.	338,260	681,170
Vista Land & Lifescapes, Inc.	21,420,368	3,003,268

		11,986,616

Thailand — 2.4%
Bumrungrad Hospital PCL — NVDR	434,900	1,567,811
Indorama Ventures PCL — NVDR	3,936,500	3,365,826
MC Group PCL — NVDR	5,652,400	3,256,813

		8,190,450

Sri Lanka — 1.5%
Commercial Bank of Ceylon PLC	1,715,776	1,851,050
Hatton National Bank PLC	1,695,335	2,042,337
John Keells Holdings PLC	814,836	1,374,889

		5,268,276

Singapore — 1.3%
First Real Estate Investment Trust — REIT	1,545,000	1,468,301
Silverlake Axis, Ltd.	3,050,000	2,935,279

		4,403,580

Notes to Financial Statements are an integral part of this Schedule.

13

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
Vietnam — 1.2%
Hatien 1 Cement JSC**	1,672,200	$1,081,873
Kinh Do Corp.	1,163,260	3,272,180

		4,354,053

Cambodia — 0.8%
NagaCorp, Ltd.	2,994,577	2,638,956

Total FAR EAST		165,275,622

SOUTH AMERICA — 9.0%
Brazil — 9.0%
Aliansce Shopping Centers SA	89,200	712,550
Arezzo Industria e Comercio SA	345,900	4,862,482
B2W Cia Digital**	129,677	1,638,056
BR Properties SA	359,000	2,162,611
Cyrela Brazil Realty SA Empreendimentos e Participacoes	544,000	3,417,389
Estacio Participacoes SA	231,700	3,054,728
Gol Linhas Aereas Inteligentes SA — ADR**	620,542	3,400,570
Linx SA	115,841	2,726,812
Lojas Renner SA	130,600	4,186,057
Marcopolo SA — Pref.	813,800	1,583,770
Qualicorp SA**	287,900	3,403,461

		31,148,486

Total SOUTH AMERICA		31,148,486

EUROPE — 8.8%
Turkey — 3.0%
Turk Traktor ve Ziraat Makineleri AS	137,219	4,469,041
Turkiye Sinai Kalkinma Bankasi AS	2,067,298	1,688,108
Ulker Biskuvi Sanayi AS	487,389	4,083,430

		10,240,579

United Kingdom — 2.4%
Afren PLC**	970,956	2,409,444
Eros International PLC**	137,393	2,084,252
Genel Energy PLC**	138,860	2,412,084
Hikma Pharmaceuticals PLC	48,422	1,390,541

		8,296,321

Norway — 2.0%
DNO ASA**	1,832,395	7,047,156
Austria — 1.4%
C.A.T. oil AG	195,350	5,027,527

Total EUROPE		30,611,583

NORTH AMERICA — 8.1%
Canada — 3.3%
Africa Oil Corp.**	467,744	3,255,247

	Number of Shares	Value (Note A)
Gran Tierra Energy, Inc.**	542,707	$4,406,781
SEMAFO, Inc.	791,208	3,714,870

		11,376,898

Mexico — 2.6%
Banregio Grupo Financiero SAB de CV	797,660	4,730,563
Qualitas Controladora SAB de CV	970,900	2,802,652
TF Administradora Industrial S de RL de CV — REIT	772,900	1,725,896

		9,259,111

United States — 1.2%
Tahoe Resources, Inc.**	155,792	4,079,311
British Virgin Islands — 1.0%
Luxoft Holding, Inc.**	94,261	3,399,052

Total NORTH AMERICA		28,114,372

AFRICA — 4.7%
South Africa — 1.7%
Clicks Group, Ltd.	284,626	1,699,459
Mr. Price Group, Ltd.	151,155	2,569,848
PPC, Ltd.	578,825	1,706,268

		5,975,575

Nigeria — 1.5%
Guaranty Trust Bank PLC	5,786,540	1,028,047
Seplat Petroleum Development Co. PLC**	525,425	2,346,932
Zenith Bank PLC	10,794,998	1,659,495

		5,034,474

Egypt — 1.1%
Egyptian Financial Group-Hermes Holding SAE**	766,055	1,641,382
Six of October Development & Investment Co.**	452,664	2,049,319

		3,690,701

Kenya — 0.4%
Safaricom, Ltd.	10,543,400	1,497,608

Total AFRICA		16,198,358

MIDDLE EAST — 4.1%
Pakistan — 2.5%
Fauji Fertilizer Co., Ltd.	1,236,800	1,406,950
Lucky Cement, Ltd.	731,417	3,041,301
MCB Bank, Ltd.	816,000	2,492,035
United Bank, Ltd.	993,000	1,696,276

		8,636,562

Qatar — 1.1%
Al Meera Consumer Goods Co.	30,000	1,394,276
Gulf International Services OSC	87,011	2,201,207

		3,595,483

Notes to Financial Statements are an integral part of this Schedule.

14

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
United Arab Emirates — 0.5%
Air Arabia PJSC	5,321,562	$1,796,650

Total MIDDLE EAST		14,028,695

Total EQUITY SECURITIES (Cost $254,255,006)		285,377,116

EQUITY CERTIFICATES — 14.9%
FAR EAST — 11.6%
India — 11.6%
Amara Raja Batteries, Ltd.†	225,609	1,766,011
Aurobindo Pharma, Ltd.†	150,806	1,857,588
Divi’s Laboratories, Ltd.†	84,976	2,061,563
Eicher Motors, Ltd.†	13,454	1,788,323
Ipca Laboratories, Ltd.†	79,744	1,163,908
Jaiprakash Associates, Ltd.†	2,718,199	3,488,984
Just Dial, Ltd.**†	147,831	3,592,850
Kaveri Seed Co., Ltd.†	366,925	4,646,273
Phoenix Mills, Ltd.†	23,670	126,408
Shriram Transport Finance Co., Ltd.†	226,856	3,413,684
SKS Microfinance, Ltd.**†	1,862,967	8,562,927
Sobha Developers, Ltd.†	213,952	1,770,275
UPL, Ltd.†	323,902	1,838,828
Va Tech Wabag, Ltd.†	73,972	1,608,640
Yes Bank, Ltd.†	280,980	2,527,629

		40,213,891

Total FAR EAST		40,213,891

MIDDLE EAST — 3.3%
Saudi Arabia — 3.3%
Al Khleej Training and Education Co.†	103,748	1,645,915
Al Tayyar Travel Group†	106,646	3,419,326
Bank Al-Jazira**†	201,645	1,645,204
Emaar Economic City**†	387,075	1,563,575
Jarir Marketing Co.†	28,307	1,486,863
Saudi Airlines Catering Co.†	34,273	1,571,779

		11,332,662

Total MIDDLE EAST		11,332,662

Total EQUITY CERTIFICATES (Cost $38,292,767)		51,546,553

	Number of Shares	Value (Note A)
PURCHASED CALL OPTIONS — 0.1%
Equity Volatility Index Fund, Exercise Price $15.00, Expiration Date July, 2014**	12,500	$375,000

Total PURCHASED CALL OPTIONS (Premiums paid $1,032,401)		375,000

PURCHASED PUT OPTIONS — 0.6%
iShares China Large-Cap Index Fund, Exercise Price $37.00, Expiration Date July, 2014**	10,000	470,000
iShares MSCI Emerging Markets Index Fund, Exercise Price $42.00, Expiration Date July, 2014**	15,000	225,000
iShares MSCI Emerging Markets Index Fund, Exercise Price $43.00, Expiration Date July, 2014**	10,000	390,000
iShares MSCI Emerging Markets Index Fund, Exercise Price $41.00, Expiration Date August, 2014**	10,000	260,000
Market Vectors Russia Index Fund, Exercise Price $25.00, Expiration Date August, 2014**	10,000	400,000
United States Oil Fund LP, Exercise Price $36.00, Expiration Date July, 2014**	10,000	40,000
Wisdom Tree India Earnings Fund, Exercise Price $22.00, Expiration Date July, 2014**	5,000	125,000

Total PURCHASED PUT OPTIONS (Premiums paid $3,193,249)		1,910,000

TOTAL INVESTMENTS (COST $296,773,423)	98.1%	$339,208,669
Other Assets In Excess Of Liabilities	1.9%	6,709,823

Net Assets	100.0%	$345,918,492

Notes to Financial Statements are an integral part of this Schedule.

15

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$297,907,535

Gross Appreciation	$48,021,156
Gross Depreciation	(6,720,022)

Net Appreciation	$41,301,134

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At June 30, 2014, the value of these restricted securities amounted to $51,546,553 or 14.9% of net assets.

Additional information on each restricted security is as follows (see Note A in Notes to Financial Statements):

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Al Khleej Training and Education Co.	CSFB	02/24/14	$1,400,298
Al Tayyar Travel Group	MLCO	10/02/13 to 01/27/14	$2,064,929
Amara Raja Batteries Ltd.	MLCO	05/29/14	$1,599,297
Aurobindo Pharma, Ltd.	MLCO	10/03/13	$518,365
Bank Al-Jazira	MSCO	02/19/13 to 05/28/13	$1,079,842
Divi’s Laboratories, Ltd.	MLCO	11/12/13 to 06/30/14	$1,701,253
Eicher Motors, Ltd.	MLCO	04/30/13 to 03/03/14	$786,950
Emaar Economic City	MSCO	05/29/13	$1,001,040

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Ipca Laboratories, Ltd.	MLCO	03/04/13 to 03/14/13	$721,207
Jaiprakash Associates, Ltd.	MLCO	06/24/14 to 06/30/14	$3,354,594
Jarir Marketing Co.	HSBC	12/16/13	$1,230,188
Just Dial, Ltd.	MLCO	02/06/14 to 05/13/14	$2,844,944
Kaveri Seed Co., Ltd.	MLCO	10/05/12 to 06/30/14	$2,193,443
Phoenix Mills, Ltd.	MSCO	05/22/14 to 05/29/14	$112,388
Saudi Airlines Catering Co.	MSCO	03/20/14	$1,406,722
Shriram Transport Finance Co., Ltd.	MLCO	05/20/14 to 06/19/14	$3,401,089
SKS Microfinance, Ltd.	CLSA, MLCO & MSCO	11/05/13 to 06/25/14	$6,240,869
Sobha Developers, Ltd.	MSCO	05/22/14 to 06/06/14	$1,654,577
UPL, Ltd.	MLCO	05/16/14 to 05/19/14	$1,586,476
Va Tech Wabag, Ltd.	MLCO	03/06/14 to 03/10/14	$839,485
Yes Bank, Ltd.	MLCO	06/30/14	$2,554,811

ADR — American Depository Receipt

CLSA — Credit Lyonnais Securities Asia

CSFB — CS First Boston

MLCO — Merrill Lynch & Co., Inc.

MSCO — Morgan Stanley

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

Regional Weightings(a)(b)

Asia/Far East Ex-Japan	59.4%
South America	9.0%
North America	8.1%
Middle East	7.4%
Western Europe	5.8%
Africa	4.7%
Eastern Europe	3.0%

Top Ten Holdings(a)

SKS Microfinance, Ltd.	2.5%
CT Environmental Group, Ltd.	2.2%
DNO ASA	2.0%
China Singyes Solar Technologies Holdings, Ltd.	2.0%
KNM Group BHD	1.5%
C.A.T. oil AG	1.5%
China Medical System Holdings, Ltd.	1.4%
Arezzo Industria e Comercio SA	1.4%
Banregio Grupo Financiero SAB de CV	1.4%
Kaveri Seed Co., Ltd.	1.3%

(a)	All percentages are stated as a percent of net assets at June 30, 2014.
(b)	Excludes purchased options.

Notes to Financial Statements are an integral part of this Schedule.

16

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

Industry	Percent of Net Assets
Aerospace & Defense	0.5%
Airlines	1.5%
Auto Components	1.2%
Banks	6.2%
Capital Markets	0.5%
Chemicals	1.9%
Commercial Services & Supplies	0.4%
Construction & Engineering	2.8%
Construction Materials	1.7%
Consumer Finance	3.5%
Diversified Consumer Services	3.0%
Diversified Financial Services	1.2%
Electrical Equipment	1.0%
Electronic Equipment, Instruments & Components	2.0%
Energy Equipment & Services	5.0%
Food & Staples Retailing	1.1%
Food Products	4.5%
Health Care Equipment & Supplies	0.5%
Health Care Providers & Services	1.4%
Hotels, Restaurants & Leisure	2.4%
Household Durables	1.0%
Industrial Conglomerates	1.4%
Insurance	0.8%

Industry	Percent of Net Assets
Internet & Catalog Retail	1.7%
Internet Software & Services	2.3%
IT Services	1.0%
Leisure Products	0.9%
Life Sciences Tools & Services	0.6%
Machinery	3.5%
Media	0.6%
Metals & Mining	5.8%
Multiline Retail	2.3%
Oil, Gas & Consumable Fuels	6.3%
Other	0.7%
Personal Products	0.7%
Pharmaceuticals	3.6%
Real Estate Investment Trusts	0.9%
Real Estate Management & Development	5.0%
Semiconductors & Semiconductor Equipment	4.2%
Software	1.6%
Specialty Retail	2.9%
Textiles, Apparel & Luxury Goods	4.9%
Water Utilities	2.7%
Wireless Telecommunication Services	0.4%
Other Assets in Excess of Liabilities	1.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

17

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 06/30/14	1 Year	3 Years	5 Years	Since Inception (09/17/07 - 06/30/14)	10 Years	Since Inception (08/1/02 - 06/30/14)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	24.79%	7.66%	17.44%	5.97%	15.36%	18.27%
MSCI AC World ex USA Small Cap Growth Index[2]	25.54%	6.56%	14.57%	3.03%	9.25%	11.81%

[1]

The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 45 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

18

Driehaus International Small Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 98.1%
EUROPE — 54.2%
Germany — 16.3%
Aareal Bank AG	52,013	$2,397,313
Aurelius AG	70,468	2,574,403
Deutsche Annington Immobilien SE	130,097	3,828,269
Dialog Semiconductor PLC**	77,827	2,698,848
DMG Mori Seiki AG	72,463	2,523,256
Drillisch AG	97,158	3,871,420
Gerry Weber International AG	25,426	1,243,273
Jungheinrich AG	31,784	2,241,375
Krones AG	36,835	3,651,220
KUKA AG	64,174	3,885,765
LEG Immobilien AG	51,675	3,480,969
MorphoSys AG**	28,507	2,673,873
Nordex SE**	167,269	3,717,343
Wirecard AG	57,105	2,465,453

		41,252,780

United Kingdom — 11.4%
Abengoa Yield PLC**	50,100	1,894,782
AMEC PLC	89,717	1,865,522
Ashtead Group PLC	204,014	3,055,043
Barratt Developments PLC	200,946	1,285,144
Bodycote PLC	185,734	2,185,312
Britvic PLC	396,398	4,935,302
Elementis PLC	607,270	2,705,237
Great Portland Estates PLC — REIT	256,235	2,824,058
Halma PLC	307,250	3,099,738
Hays PLC	766,630	1,916,837
Jazztel PLC**	174,729	2,488,267
Zoopla Property Group PLC**	139,867	551,741

		28,806,983

Switzerland — 5.3%
Dufry AG**	13,403	2,436,359
Forbo Holding AG	4,662	4,970,592
Georg Fischer AG	3,170	2,271,690
Temenos Group AG	95,189	3,708,593

		13,387,234

France — 4.4%
Montupet	34,066	2,902,817
Numericable Group SA**	37,673	2,243,976
Plastic Omnium SA	66,520	2,088,599
Teleperformance	61,975	3,798,016

		11,033,408

Denmark — 4.0%
GN Store Nord AS	90,348	2,588,554
Matas AS	89,923	2,551,604
Pandora AS	64,419	4,939,518

		10,079,676

	Number of Shares	Value (Note A)
Luxembourg — 3.3%
Aperam**	141,058	$4,761,166
GAGFAH SA**	188,649	3,434,326

		8,195,492

Sweden — 3.2%
Hexpol AB	34,743	3,151,104
Husqvarna AB	312,646	2,430,867
Trelleborg AB	111,655	2,376,296

		7,958,267

Italy — 2.4%
Anima Holding SpA**	350,251	2,114,071
Brembo SpA	107,366	3,919,454

		6,033,525

Spain — 1.2%
Gamesa Corp Tecnologica SA**	251,669	3,142,503
Ireland — 1.1%
Greencore Group PLC	628,744	2,857,927
Finland — 1.0%
Outokumpu OYJ**	248,539	2,499,688
Norway — 0.6%
DNO ASA**	171,128	658,136
Opera Software ASA	68,315	911,037

		1,569,173

Total EUROPE		136,816,656

FAR EAST — 25.7%
Japan — 20.0%
Calbee, Inc.	111,600	3,077,937
Hoshizaki Electric Co., Ltd.	50,576	2,521,187
Japan Aviation Electronics Industry, Ltd.	114,919	2,471,828
Kajima Corp.	718,033	3,175,350
Kanamoto Co., Ltd.	64,657	2,575,302
Kose Corp.	65,200	2,490,736
M3, Inc.	107,700	1,713,759
Mabuchi Motor Co., Ltd.	32,928	2,496,294
Minebea Co., Ltd.	238,169	2,675,449
Nifco, Inc.	93,493	3,119,356
Nihon M&A Center, Inc.	106,802	3,048,925
Nishimatsu Construction Co., Ltd.	438,257	1,864,555
Pigeon Corp.	55,900	2,946,607
Tadano, Ltd.	282,919	4,705,775
Topcon Corp.	122,600	2,831,884
Tsuruha Holdings, Inc.	48,080	2,653,050
Ulvac, Inc.**	156,015	3,321,893
Zenkoku Hosho Co., Ltd.	102,600	2,791,230

		50,481,117

Australia — 1.8%
G8 Education, Ltd.	1,060,956	4,601,978
Indonesia — 1.0%
PT Matahari Department Store Tbk	2,227,093	2,592,483

Notes to Financial Statements are an integral part of this Schedule.

19

Driehaus International Small Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
South Korea — 1.0%
Cosmax, Inc.**	27,500	$2,587,468
Philippines — 0.7%
Jollibee Foods Corp.	432,240	1,742,823
China — 0.7%
AAC Technologies Holdings, Inc.	251,000	1,633,845
Taiwan — 0.5%
Eclat Textile Co., Ltd.	109,000	1,321,522

Total FAR EAST		64,961,236

NORTH AMERICA — 14.5%
Canada — 14.5%
Aecon Group, Inc.	104,754	1,664,009
Air Canada**	147,177	1,314,462
Badger Daylighting, Ltd.	124,551	4,102,870
Canadian Energy Services & Technology Corp.	121,712	3,812,019
Canyon Services Group, Inc.	183,999	3,259,061
CCL Industries, Inc. — B	50,290	4,842,601
DeeThree Exploration, Ltd.**	120,569	1,288,118
Interfor Corp.**	88,517	1,233,539
Linamar Corp.	98,370	5,803,281
PrairieSky Royalty, Ltd.	52,871	1,922,492
Secure Energy Services, Inc.	166,475	3,658,534
Trinidad Drilling, Ltd.	321,900	3,653,258

		36,554,244

Total NORTH AMERICA		36,554,244

	Number of Shares	Value (Note A)
SOUTH AMERICA — 3.7%
Brazil — 3.7%
Estacio Participacoes SA	189,341	$2,496,268
Gol Linhas Aereas Inteligentes SA — ADR**	412,659	2,261,371
Lojas Renner SA	83,400	2,673,179
Qualicorp SA**	172,000	2,033,326

		9,464,144

Total SOUTH AMERICA		9,464,144

Total EQUITY SECURITIES (Cost $215,707,105)		247,796,280

TOTAL INVESTMENTS (COST $215,707,105)	98.1%	$247,796,280
Other Assets In Excess Of Liabilities	1.9%	4,833,132

Net Assets	100.0%	$252,629,412

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$218,427,022

Gross Appreciation	$34,052,536
Gross Depreciation	(4,683,278)

Net Appreciation	$29,369,258

**	Non-income producing security

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

Regional Weightings*

Western Europe	54.2%
Japan	20.0%
North America	14.5%
Asia/Far East Ex-Japan	5.7%
South America	3.7%

Top Ten Holdings*

Linamar Corp.	2.3%
Forbo Holding AG	2.0%
Pandora AS	2.0%
Britvic PLC	2.0%
CCL Industries, Inc. — B	1.9%
Aperam	1.9%
Tadano, Ltd.	1.9%
G8 Education, Ltd.	1.8%
Badger Daylighting, Ltd.	1.6%
Brembo SpA	1.6%

*	All percentages are stated as a percent of net assets at June 30, 2014.

Notes to Financial Statements are an integral part of this Schedule.

20

Driehaus International Small Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

Industry	Percent of Net Assets
Airlines	1.4%
Auto Components	7.1%
Beverages	2.0%
Capital Markets	1.9%
Chemicals	2.3%
Construction & Engineering	4.3%
Containers & Packaging	1.9%
Diversified Consumer Services	2.8%
Diversified Financial Services	1.1%
Diversified Telecommunication Services	1.0%
Electrical Equipment	3.7%
Electronic Equipment, Instruments & Components	4.0%
Energy Equipment & Services	6.4%
Food & Staples Retailing	1.0%
Food Products	2.3%
Health Care Equipment & Supplies	1.0%
Health Care Providers & Services	0.8%
Health Care Technology	0.7%
Hotels, Restaurants & Leisure	0.7%
Household Durables	3.4%
Household Products	1.2%
Independent Power and Renewable Electricity Producers	0.7%

Industry	Percent of Net Assets
Information Technology Services	1.0%
Internet Software & Services	0.6%
Life Sciences Tools & Services	1.1%
Machinery	11.5%
Media	0.9%
Metals & Mining	2.9%
Multiline Retail	2.1%
Oil, Gas & Consumable Fuels	1.5%
Paper & Forest Products	0.5%
Personal Products	2.0%
Professional Services	3.5%
Real Estate Investment Trusts	1.1%
Real Estate Management & Development	4.2%
Semiconductors & Semiconductor Equipment	2.4%
Software	1.5%
Specialty Retail	2.0%
Textiles, Apparel & Luxury Goods	3.0%
Thrifts & Mortgage Finance	0.9%
Trading Companies & Distributors	2.2%
Wireless Telecommunication Services	1.5%
Other Assets in Excess of Liabilities	1.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

21

Driehaus Global Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since May 1, 2008 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 06/30/14	1 Year	3 Years	5 Years	Since Inception (05/01/08 - 06/30/14)
Driehaus Global Growth Fund (DRGGX)[1]	17.14%	3.93%	10.70%	–0.07%
MSCI AC World Growth Index[2]	23.50%	10.82%	15.18%	5.01%

[1]	The returns for the periods prior to September 1, 2009, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index) is a subset of the MSCI All Country World Index (MSCI ACWI) and includes only the MSCI ACWI stocks which are categorized as growth stocks. The MSCI ACWI is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 23 developed and 23 emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

22

Driehaus Global Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.1%
NORTH AMERICA — 66.4%
United States — 56.7%
Actavis PLC**	2,201	$490,933
Allergan, Inc.	2,416	408,835
Alnylam Pharmaceuticals, Inc.**	2,688	169,801
AMERCO	677	196,845
B/E Aerospace, Inc.**	4,325	400,019
Biogen Idec, Inc.**	1,227	386,885
C&J Energy Services, Inc.**	7,395	249,803
Cabela’s, Inc.**	7,747	483,413
Celgene Corp.**	5,669	486,854
Chipotle Mexican Grill, Inc.**	679	402,314
Concho Resources, Inc.**	1,134	163,863
Constellation Brands, Inc. — A**	3,898	343,531
Cornerstone OnDemand, Inc.**	6,380	293,608
CoStar Group, Inc.**	2,222	351,454
Delta Air Lines, Inc.	6,146	237,973
Demandware, Inc.**	7,414	514,309
DexCom, Inc.**	6,347	251,722
Facebook, Inc. — A**	5,259	353,878
FleetCor Technologies, Inc.**	1,201	158,292
Gilead Sciences, Inc.**	6,197	513,793
Google, Inc. — A**	1,706	997,447
Guidewire Software, Inc.**	8,217	334,103
Intercept Pharmaceuticals, Inc.**	1,122	265,499
Jazz Pharmaceuticals PLC**	1,140	167,591
Kirby Corp.**	5,648	661,607
Las Vegas Sands Corp.	10,821	824,777
LinkedIn Corp. — A**	1,518	260,291
Lowe’s Companies, Inc.	10,286	493,625
Lumber Liquidators Holdings, Inc.**	5,792	439,902
Marathon Petroleum Corp.	4,888	381,606
Mead Johnson Nutrition Co.	2,895	269,727
Microsoft Corp.	7,893	329,138
Mobile Mini, Inc.	10,803	517,356
Plains GP Holdings LP — A	10,412	333,080
Regeneron Pharmaceuticals Inc.**	1,046	295,464
Rite Aid Corp.**	135,923	974,568
Roper Industries, Inc.	3,340	487,673
salesforce.com, Inc.**	3,991	231,797
ServiceNow, Inc.**	8,148	504,850
Targa Resources Corp.	1,175	163,995
The Hain Celestial Group, Inc.**	1,809	160,531
The Priceline Group, Inc.**	351	422,253
The Williams Companies, Inc.	2,783	161,998
TripAdvisor, Inc.**	3,479	378,028
United Continental Holdings, Inc.**	7,798	320,264
Valero Energy Corp.	6,099	305,560

	Number of Shares	Value (Note A)
Visa, Inc. — A	2,320	$488,847
Workday, Inc. — A**	2,017	181,248
Yahoo!, Inc.**	9,204	323,337

		18,534,287

Canada — 7.0%
Canadian Pacific Railway, Ltd.	2,778	503,207
Methanex Corp.	5,558	343,373
PrairieSky Royalty, Ltd.	8,892	323,330
Trinidad Drilling, Ltd.	44,752	507,893
Valeant Pharmaceuticals International, Inc.**	4,873	616,243

		2,294,046

Mexico — 2.7%
Cemex SAB de CV — SP ADR**	17,169	227,146
Fibra Uno Administracion SA de CV — REIT	187,604	657,811

		884,957

Total NORTH AMERICA		21,713,290

FAR EAST — 17.1%
China — 11.8%
21Vianet Group, Inc. — ADR**	10,737	321,788
AIA Group, Ltd.	67,231	337,873
Baidu, Inc. — SP ADR**	2,355	439,938
Melco Crown Entertainment, Ltd. — ADR	10,068	359,528
Michael Kors Holdings, Ltd.**	5,029	445,821
New Oriental Education & Technology Group, Inc. — SP ADR	13,091	347,828
Qihoo 360 Technology Co., Ltd. — ADR**	3,706	341,100
Sands China, Ltd.	46,673	352,589
Tencent Holdings, Ltd.	44,480	678,357
Vipshop Holdings, Ltd. — ADR**	1,361	255,514

		3,880,336

Japan — 3.3%
F@N Communications, Inc.	11,635	191,112
Hulic Co., Ltd.	24,356	320,964
M3, Inc.	11,730	186,652
Tokai Tokyo Financial Holdings, Inc.	47,642	370,583

		1,069,311

Philippines — 1.3%
Robinsons Retail Holdings, Inc.	248,093	414,625
Cambodia — 0.7%
NagaCorp, Ltd.	270,966	238,787

Total FAR EAST		5,603,059

Notes to Financial Statements are an integral part of this Schedule.

23

Driehaus Global Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
EUROPE — 14.8%
United Kingdom — 5.3%
Abengoa Yield PLC**	4,682	$177,073
Ashtead Group PLC	32,930	493,116
ASOS PLC**	3,223	163,268
Countrywide PLC	27,271	240,124
Genel Energy PLC**	20,315	352,884
St. James’s Place PLC	24,652	321,482

		1,747,947

Italy — 1.8%
Azimut Holding SpA	9,558	246,312
Intesa Sanpaolo SpA	105,612	326,250

		572,562

Sweden — 1.7%
Assa Abloy AB — B	11,113	565,501
Switzerland — 1.5%
Roche Holding AG	1,648	491,538
Germany — 1.5%
Aurelius AG	4,348	158,845
Continental AG	1,412	327,043

		485,888

Ireland — 1.0%
Perrigo Co., PLC	2,316	337,580
Denmark — 1.0%
GN Store Nord AS	11,671	334,385
France — 1.0%
JC Decaux SA	8,243	307,575

Total EUROPE		4,842,976

	Number of Shares	Value (Note A)
SOUTH AMERICA — 0.8%
Brazil — 0.8%
Kroton Educacional SA	8,800	$247,292

Total SOUTH AMERICA		247,292

Total EQUITY SECURITIES (Cost $29,151,476)		32,406,617

TOTAL INVESTMENTS (COST $29,151,476)	99.1%	$32,406,617
Other Assets In Excess Of Liabilities	0.9%	291,376

Net Assets	100.0%	$32,697,993

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$29,295,355

Gross Appreciation	$4,137,455
Gross Depreciation	(1,026,193)

Net Appreciation	$3,111,262

**	Non-income producing security

ADR — American Depository Receipt

REIT— Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

North America	66.4%
Western Europe	14.8%
Asia/Far East Ex-Japan	13.8%
Japan	3.3%
South America	0.8%

Top Ten Holdings*

Google, Inc. — A	3.1%
Rite Aid Corp.	3.0%
Las Vegas Sands Corp.	2.5%
Tencent Holdings, Ltd.	2.1%
Kirby Corp.	2.0%
Fibra Uno Administracion SA de CV — REIT	2.0%
Valeant Pharmaceuticals International, Inc.	1.9%
Assa Abloy AB — B	1.7%
Mobile Mini, Inc.	1.6%
Demandware, Inc.	1.6%

*	All percentages are stated as a percent of net assets at June 30, 2014.

Notes to Financial Statements are an integral part of this Schedule.

24

Driehaus Global Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

Industry	Percent of Net Assets
Aerospace & Defense	1.2%
Airlines	1.7%
Auto Components	1.0%
Banks	1.0%
Beverages	1.1%
Biotechnology	6.5%
Building Products	1.7%
Capital Markets	2.4%
Chemicals	1.1%
Commercial Services & Supplies	1.6%
Construction Materials	0.7%
Diversified Consumer Services	1.8%
Energy Equipment & Services	2.3%
Food & Staples Retailing	4.3%
Food Products	1.3%
Health Care Equipment & Supplies	1.8%
Health Care Technology	0.6%
Hotels, Restaurants & Leisure	6.7%
Independent Power and Renewable Electricity Producers	0.5%

Industry	Percent of Net Assets
Industrial Conglomerates	1.5%
Insurance	2.0%
Internet & Catalog Retail	3.7%
Internet Software & Services	15.5%
IT Services	2.0%
Marine	2.0%
Media	0.9%
Oil, Gas & Consumable Fuels	6.7%
Pharmaceuticals	7.7%
Real Estate Investment Trusts	2.0%
Real Estate Management & Development	1.7%
Road & Rail	2.1%
Software	4.8%
Specialty Retail	4.3%
Textiles, Apparel & Luxury Goods	1.4%
Trading Companies & Distributors	1.5%
Other Assets in Excess of Liabilities	0.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

25

Driehaus Mid Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 1999, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 06/30/14	1 Year	3 Years	5 Years	Since Inception (04/27/09 - 06/30/14)	10 Years	From (01/01/99 - 06/30/14)
Driehaus Mid Cap Growth Fund (DRMGX)[1]	17.54%	9.30%	17.70%	17.87%	9.51%	9.34%
Russell Midcap Growth Index[2]	26.04%	14.54%	21.16%	21.92%	9.83%	7.31%

[1]

The Driehaus Mid Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Institutional Mid Cap, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1986, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Mid Cap Investors, L.P. on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Source: Russell Indices

26

Driehaus Mid Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 98.6%
CONSUMER DISCRETIONARY — 23.6%
Specialty Retail — 5.7%
O’Reilly Automotive, Inc.**	2,339	$352,253
Penske Automotive Group, Inc.	8,297	410,702
Restoration Hardware Holdings, Inc.**	3,533	328,746
Signet Jewelers, Ltd.	3,415	377,665

		1,469,366

Auto Components — 4.1%
Delphi Automotive PLC	6,771	465,439
The Goodyear Tire & Rubber Co.	21,458	596,103

		1,061,542

Automobiles — 2.6%
Tesla Motors, Inc.**	2,755	661,365
Textiles, Apparel & Luxury Goods — 2.6%
Kate Spade & Co.**	7,034	268,277
Michael Kors Holdings, Ltd.**	4,345	385,184

		653,461

Internet & Catalog Retail — 2.3%
Netflix, Inc.**	649	285,949
Vipshop Holdings, Ltd. — ADR**	1,645	308,832

		594,781

Hotels, Restaurants & Leisure — 2.2%
Chipotle Mexican Grill, Inc.**	538	318,770
Melco Crown Entertainment, Ltd. — ADR	6,912	246,828

		565,598

Multiline Retail — 1.5%
Big Lots, Inc.	8,114	370,810
Household Durables — 0.9%
Harman International Industries, Inc.	2,236	240,214
Media — 0.9%
Discovery Communications, Inc. — A**	2,938	218,235
Leisure Products — 0.8%
Hasbro, Inc.	3,830	203,182

Total CONSUMER DISCRETIONARY		6,038,554

INDUSTRIALS — 19.4%
Professional Services — 3.3%
Manpowergroup, Inc.	5,291	448,941
Towers Watson & Co. — A	3,693	384,921

		833,862

Machinery — 2.8%
The Middleby Corp.**	1,569	129,788
Trinity Industries, Inc.	2,959	129,368

	Number of Shares	Value (Note A)
WABCO Holdings, Inc.**	4,261	$455,160

		714,316

Commercial Services & Supplies — 2.6%
Stericycle, Inc.**	1,496	177,156
Waste Connections, Inc.	10,037	487,296

		664,452

Electrical Equipment — 2.5%
Generac Holdings, Inc.**	6,600	321,684
SolarCity Corp.**	4,540	320,524

		642,208

Construction & Engineering — 2.5%
Quanta Services, Inc.**	18,021	623,166
Marine — 1.9%
Kirby Corp.**	4,208	492,925
Road & Rail — 1.9%
Swift Transportation Co.**	19,459	490,951
Airlines — 0.8%
Southwest Airlines Co.	8,049	216,196
Transportation Infrastructure — 0.6%
Macquarie Infrastructure Co. LLC	2,495	155,613
Trading Companies & Distributors — 0.5%
Air Lease Corp.	3,246	125,231

Total INDUSTRIALS		4,958,920

INFORMATION TECHNOLOGY — 14.6%
Software — 4.6%
Splunk, Inc.**	5,699	315,326
Tableau Software, Inc. — A**	3,235	230,753
Tyler Technologies, Inc.**	2,121	193,456
Workday, Inc. — A**	4,795	430,879

		1,170,414

Internet Software & Services — 4.0%
Demandware, Inc.**	3,125	216,781
Qihoo 360 Technology Co., Ltd. —ADR**	4,540	417,862
Rackspace Hosting, Inc.**	3,338	112,357
Yelp, Inc.**	3,731	286,093

		1,033,093

Semiconductors & Semiconductor Equipment — 2.8%
Cavium, Inc.**	6,899	342,604
Integrated Device Technology, Inc.**	23,747	367,129

		709,733

Communications Equipment — 1.6%
Arista Networks, Inc.**	1,923	119,976
F5 Networks, Inc.**	2,434	271,245

		391,221

Technology Hardware, Storage & Peripherals — 1.0%
Nimble Storage, Inc.**	8,484	260,629

Notes to Financial Statements are an integral part of this Schedule.

27

Driehaus Mid Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
Information Technology Services — 0.6%
FleetCor Technologies, Inc.**	1,198	$157,896

Total INFORMATION TECHNOLOGY		3,722,986

HEALTH CARE — 11.1%
Health Care Equipment & Supplies — 4.2%
DexCom, Inc.**	8,934	354,322
IDEXX Laboratories, Inc.**	4,365	583,033
STERIS Corp.	2,396	128,138

		1,065,493

Biotechnology — 3.6%
ACADIA Pharmaceuticals, Inc.**	10,495	237,082
Alnylam Pharmaceuticals, Inc.**	3,739	236,193
Intercept Pharmaceuticals, Inc.**	924	218,646
Medivation, Inc.**	3,117	240,258

		932,179

Health Care Providers & Services — 2.1%
Envision Healthcare Holdings, Inc.**	9,225	331,270
Universal Health Services, Inc. —B	2,270	217,375

		548,645

Health Care Technology — 1.2%
Veeva Systems, Inc. — A**	11,765	299,419

Total HEALTH CARE		2,845,736

CONSUMER STAPLES — 10.9%
Food Products — 5.6%
Keurig Green Mountain, Inc.	2,882	359,126
The Hershey Co.	5,482	533,782
The WhiteWave Foods Co.**	16,941	548,380

		1,441,288

Beverages — 2.8%
Constellation Brands, Inc. — A**	8,217	724,164
Food & Staples Retailing — 2.5%
Rite Aid Corp.**	87,084	624,392

Total CONSUMER STAPLES		2,789,844

ENERGY — 8.4%
Oil, Gas & Consumable Fuels — 4.4%
Athlon Energy, Inc.**	3,712	177,062
Eclipse Resources Corp.**	3,303	83,004
Rice Energy, Inc.**	11,590	352,916
Whiting Petroleum Corp.**	6,405	514,001

		1,126,983

Energy Equipment & Services — 4.0%
CARBO Ceramics, Inc.	1,378	212,377
Nabors Industries, Ltd.	11,253	330,501

	Number of Shares	Value (Note A)
RPC, Inc.	20,615	$484,246

		1,027,124

Total ENERGY		2,154,107

FINANCIALS — 6.2%
Real Estate Investment Trusts — 3.9%
Crown Castle International Corp. — REIT	8,088	600,615
Ryman Hospitality Properties, Inc. — REIT	8,076	388,859

		989,474

Capital Markets — 1.6%
Lazard, Ltd. MLP — A	8,023	413,666
Banks — 0.7%
BankUnited, Inc.	5,353	179,219

Total FINANCIALS		1,582,359

MATERIALS — 4.4%
Construction Materials — 2.5%
Eagle Materials, Inc.	6,722	633,750
Containers & Packaging — 1.9%
Crown Holdings, Inc.**	9,773	486,305

Total MATERIALS		1,120,055

Total EQUITY SECURITIES (Cost $21,919,379)		25,212,561

TOTAL INVESTMENTS (COST $21,919,379)	98.6%	$25,212,561
Other Assets In Excess Of Liabilities	1.4%	370,463

Net Assets	100.0%	$25,583,024

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$21,973,503

Gross Appreciation	$3,593,777
Gross Depreciation	(354,719)

Net Appreciation	$3,293,058

**	Non-income producing security

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

Notes to Financial Statements are an integral part of this Schedule.

28

Driehaus Mid Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

Top Ten Holdings*

Constellation Brands, Inc. — A	2.8%
Tesla Motors, Inc.	2.6%
Eagle Materials, Inc.	2.5%
Rite Aid Corp.	2.4%
Quanta Services, Inc.	2.4%
Crown Castle International Corp. — REIT	2.3%
The Goodyear Tire & Rubber Co.	2.3%
IDEXX Laboratories, Inc.	2.3%
The WhiteWave Foods Co. — A	2.1%
The Hershey Co.	2.1%

*	All percentages are stated as a percent of net assets at June 30, 2014.

Notes to Financial Statements are an integral part of this Schedule.

29

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 2003, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only	Including Predecessor Limited Partnership
Average Annual Total Returns as of 06/30/14	Since Inception (11/18/13 - 06/30/14)	1 Year	3 Years	5 Years	10 Years	From (01/01/03 - 06/30/14)
Driehaus Micro Cap Growth Fund (DMCRX)[1]	6.00%	23.58%	15.49%	20.47%	12.29%	18.39%
Russell Microcap® Growth Index[2]	8.32%	26.70%	15.42%	19.93%	6.73%	10.93%

[1]

The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the micro cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate microcap growth manager's opportunity set.

30

Driehaus Micro Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 98.4%
HEALTH CARE — 30.4%
Biotechnology — 17.6%
ACADIA Pharmaceuticals, Inc.**	22,794	$514,916
Acceleron Pharma, Inc.**	18,282	621,040
Agenus, Inc.**	189,841	611,288
Agios Pharmaceuticals, Inc.**	26,081	1,195,031
Alder Biopharmaceuticals, Inc.**	28,094	563,847
Aquinox Pharmaceuticals, Inc.**	40,149	376,196
Arrowhead Research Corp.**	61,388	878,462
Auspex Pharmaceuticals, Inc.**	26,234	584,231
Bluebird Bio, Inc.**	23,926	922,826
Cytokinetics, Inc.**	58,311	278,727
Dyax Corp.**	117,428	1,127,309
Epizyme, Inc.**	31,602	983,454
Heron Therapeutics, Inc.**	75,876	934,792
Karyopharm Therapeutics, Inc.**	17,646	821,421
Kindred Biosciences, Inc.**	40,638	757,492
Ligand Pharmaceuticals, Inc.**	24,704	1,538,812
MacroGenics, Inc.**	17,222	374,234
Mirati Therapeutics, Inc.**	26,459	529,180
NewLink Genetics Corp.**	21,202	562,913
Oncothyreon, Inc.**	180,446	584,645
Orexigen Therapeutics, Inc.**	107,782	666,093
Receptos, Inc.**	24,237	1,032,496
Rigel Pharmaceuticals, Inc.**	127,753	463,743
Sangamo BioSciences, Inc.**	18,175	277,532
Tekmira Pharmaceuticals Corp.**	9,727	127,035
XOMA Corp.**	210,846	967,783

		18,295,498

Pharmaceuticals — 6.5%
AcelRx Pharmaceuticals, Inc.**	94,919	972,920
ANI Pharmaceuticals, Inc.**	34,443	1,186,217
Aratana Therapeutics, Inc.**	40,361	630,035
AVANIR Pharmaceuticals, Inc. — A**	103,881	585,889
Corium International, Inc.**	78,488	609,852
Horizon Pharma, Inc.**	60,168	951,858
Parnell Pharmaceuticals Holdings Ltd.**	32,156	221,876
Repros Therapeutics, Inc.**	21,097	364,978
Revance Therapeutics, Inc.**	37,063	1,260,142

		6,783,767

	Number of Shares	Value (Note A)
Health Care Equipment & Supplies — 5.0%
AtriCure, Inc.**	37,291	$685,409
Novadaq Technologies, Inc.**	39,165	645,439
Oxford Immunotec Global PLC**	43,135	725,962
STAAR Surgical Co.**	40,987	688,582
The Spectranetics Corp.**	53,182	1,216,804
TriVascular Technologies, Inc.**	37,275	580,372
Zeltiq Aesthetics, Inc.**	39,650	602,284

		5,144,852

Life Sciences Tools & Services — 1.3%
Cambrex Corp.**	29,261	605,703
Fluidigm Corp.**	17,192	505,445
NanoString Technologies, Inc.**	16,697	249,620

		1,360,768

Total HEALTH CARE		31,584,885

CONSUMER DISCRETIONARY — 17.7%
Hotels, Restaurants & Leisure — 5.1%
Century Casinos, Inc.**	82,711	478,897
Del Frisco’s Restaurant Group, Inc.**	36,081	994,392
Fiesta Restaurant Group, Inc.**	22,493	1,043,900
Ignite Restaurant Group, Inc.**	29,187	424,963
Kona Grill, Inc.**	39,290	762,619
Ruby Tuesday, Inc.**	94,303	715,760
Zoe’s Kitchen, Inc.**	24,220	832,684

		5,253,215

Auto Components — 3.2%
Gentherm, Inc.**	41,776	1,856,943
Motorcar Parts of America, Inc.**	23,930	582,695
Tower International, Inc.**	24,758	912,085

		3,351,723

Media — 2.5%
Carmike Cinemas, Inc.**	25,826	907,267
Rentrak Corp.**	32,444	1,701,688

		2,608,955

Specialty Retail — 1.8%
Christopher & Banks Corp.**	58,338	511,041
MarineMax, Inc.**	84,326	1,411,617

		1,922,658

Leisure Products — 1.6%
JAKKS Pacific, Inc.	133,771	1,035,388
Malibu Boats, Inc. — A**	33,244	668,204

		1,703,592

Notes to Financial Statements are an integral part of this Schedule.

31

Driehaus Micro Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
Multiline Retail — 1.4%
Tuesday Morning Corp.**	79,356	$1,414,124
Household Durables — 1.3%
Universal Electronics, Inc.**	27,036	1,321,520
Distributors — 0.8%
Core-Mark Holding Co., Inc.	17,296	789,216

Total CONSUMER DISCRETIONARY		18,365,003

INFORMATION TECHNOLOGY — 17.4%
Software — 6.3%
Callidus Software, Inc.**	134,226	1,602,658
ClickSoftware Technologies, Ltd.	106,603	860,286
Interactive Intelligence Group, Inc.**	40,383	2,266,698
Materialise NV — ADR**	40,216	462,484
Proofpoint, Inc.**	35,182	1,317,918

		6,510,044

Internet Software & Services — 3.6%
GTT Communications, Inc.**	104,544	1,067,394
Marketo, Inc.**	21,795	633,799
SPS Commerce, Inc.**	17,298	1,093,061
Tucows, Inc. — A**	29,957	366,674
Wix.com, Ltd.**	27,641	548,397

		3,709,325

Semiconductors & Semiconductor Equipment — 3.4%
Ambarella, Inc.**	20,123	627,435
Applied Micro Circuits Corp.**	73,424	793,713
Inphi Corp.**	48,482	711,716
Silicon Motion Technology Corp. — ADR	71,062	1,451,797

		3,584,661

Technology Hardware, Storage & Peripherals — 1.4%
Super Micro Computer, Inc.**	57,635	1,456,436
Information Technology Services — 0.9%
Virtusa Corp.**	27,490	984,142
Electronic Equipment, Instruments & Components — 0.9%
Methode Electronics, Inc.	24,110	921,243
Communications Equipment — 0.9%
Alliance Fiber Optic Products, Inc.	19,290	349,149
ShoreTel, Inc.**	81,467	531,165

		880,314

Total INFORMATION TECHNOLOGY		18,046,165

INDUSTRIALS — 12.7%
Machinery — 3.2%
Columbus McKinnon Corp.	17,462	472,347
Lydall, Inc.**	19,719	539,709
Manitex International, Inc.**	77,643	1,260,922

	Number of Shares	Value (Note A)
NN, Inc.	27,295	$698,206
Twin Disc, Inc.	10,537	348,248

		3,319,432

Building Products — 1.9%
Insteel Industries, Inc.	27,457	539,530
Patrick Industries, Inc.**	30,870	1,438,233

		1,977,763

Electrical Equipment — 1.8%
Hydrogenics Corp.**	21,425	400,219
Plug Power, Inc.**	87,732	410,586
Power Solutions International, Inc.**	9,709	698,757
TCP International Holdings, Ltd.**	39,649	406,799

		1,916,361

Trading Companies & Distributors — 1.7%
H&E Equipment Services, Inc.**	32,216	1,170,729
Stock Building Supply Holdings, Inc.**	29,128	574,695

		1,745,424

Road & Rail — 1.4%
Marten Transport, Ltd.	43,060	962,391
Quality Distribution, Inc.**	37,034	550,325

		1,512,716

Professional Services — 1.1%
Paylocity Holding Corp.**	53,711	1,161,769
Construction & Engineering — 0.7%
Argan, Inc.	18,932	705,974
Aerospace & Defense — 0.5%
Taser International, Inc.**	36,259	482,245
Air Freight & Logistics — 0.4%
Air Transport Services Group, Inc.**	46,161	386,368

Total INDUSTRIALS		13,208,052

ENERGY — 10.0%
Oil, Gas & Consumable Fuels — 8.4%
Ardmore Shipping Corp.	48,468	670,312
Callon Petroleum Co.**	156,983	1,828,852
Green Plains, Inc.	31,610	1,039,021
Nordic American Offshore, Ltd.	31,265	598,099
Penn Virginia Corp.**	47,729	809,007
PetroQuest Energy, Inc.**	131,952	992,279
Synergy Resources Corp.**	116,375	1,541,969
Triangle Petroleum Corp.**	79,666	936,076
Warren Resources, Inc.**	54,512	337,974

		8,753,589

Energy Equipment & Services — 1.6%
Basic Energy Services, Inc.**	14,662	428,424
Enservco Corp.**	19,390	50,026

Notes to Financial Statements are an integral part of this Schedule.

32

Driehaus Micro Cap Growth Fund

Schedule of Investments

June 30, 2014 (unaudited)

	Number of Shares	Value (Note A)
Natural Gas Services Group, Inc.**	36,019	$1,190,788

		1,669,238

Total ENERGY		10,422,827

CONSUMER STAPLES — 3.4%
Food Products — 2.9%
Boulder Brands, Inc.**	35,349	501,249
Inventure Foods, Inc.**	72,112	812,702
SunOpta, Inc.**	123,354	1,736,824

		3,050,775

Beverages — 0.5%
Craft Brew Alliance, Inc.**	48,166	532,716

Total CONSUMER STAPLES		3,583,491

TELECOMMUNICATION SERVICES — 3.2%
Diversified Telecommunication Services — 3.2%
8X8, Inc.**	184,452	1,490,372
inContact, Inc.**	205,851	1,891,771

		3,382,143

Total TELECOMMUNICATION SERVICES		3,382,143

FINANCIALS — 2.9%
Capital Markets — 1.9%
ICG Group, Inc.**	70,085	1,463,375
Marcus & Millichap, Inc.**	19,927	508,338

		1,971,713

	Number of Shares	Value (Note A)
Real Estate Investment Trusts — 1.0%
Summit Hotel Properties, Inc. — REIT	97,125	$1,029,525

Total FINANCIALS		3,001,238

MATERIALS — 0.7%
Chemicals — 0.7%
Rentech, Inc.**	281,537	$729,181

Total ENERGY		729,181

Total EQUITY SECURITIES (Cost $85,964,786)		102,322,985

TOTAL INVESTMENTS (COST $85,964,786)	98.4%	$102,322,985
Other Assets In Excess Of Liabilities	1.6%	1,630,696

Net Assets	100.0%	$103,953,681

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$86,369,715

Gross Appreciation	$19,081,296
Gross Depreciation	(3,128,026)

Net Appreciation	$15,953,270

**	Non-income producing security
ADR	— American Depository Receipt
REIT	— Real Estate Investment Trust

Top Ten Holdings*

Interactive Intelligence Group, Inc.	2.2%
inContact, Inc.	1.8%
Gentherm, Inc.	1.8%
Callon Petroleum Co.	1.8%
SunOpta, Inc.	1.7%
Rentrak Corp.	1.6%
Callidus Software, Inc.	1.5%
Synergy Resources Corp.	1.5%
Ligand Pharmaceuticals, Inc.	1.5%
8X8, Inc.	1.4%

*	All percentages are stated as a percent of net assets at June 30, 2014.

Notes to Financial Statements are an integral part of this Schedule.

33

Statements of Assets and Liabilities

June 30, 2014 (unaudited)

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
ASSETS:
Investments, at cost	$103,557,543	$1,658,117,748

Investments, at market value	$115,892,662	$1,866,362,170
Foreign currency*	689,956	42,430,862
Cash	2,548,699	72,638,962
Segregated cash	—	—
Receivables:
Dividends	339,115	3,306,492
Interest	—	—
Investment securities sold	1,742,021	79,479,893
Fund shares sold	2,740	8,223,750
Net unrealized appreciation on unsettled foreign currency transactions	—	—
Prepaid expenses	8,535	57,810

TOTAL ASSETS	121,223,728	2,072,499,939

LIABILITIES:
Payables:
Investment securities purchased	2,405,017	102,776,902
Fund shares redeemed	43,464	1,974,561
Net unrealized depreciation on unsettled foreign currency transactions	1,676	88,501
Due to affiliates	120,807	2,351,124
Audit and tax fees	35,220	37,150
Accrued expenses	39,148	236,602

TOTAL LIABILITIES	2,645,332	107,464,840

NET ASSETS	$118,578,396	$1,965,035,099

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	3,700,739	58,221,025

NET ASSET VALUE	$32.04	$33.75

NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2014:
Paid-in capital	$330,219,676	$1,733,895,206
Accumulated net investment income (loss)	245,686	1,679,790
Accumulated net realized gain (loss)	(224,254,982)	21,510,942
Unrealized net foreign exchange gain (loss)	32,897	(295,261)
Unrealized net appreciation (depreciation) on investments	12,335,119	208,244,422

NET ASSETS	$118,578,396	$1,965,035,099

*	The cost of foreign currency was $680,961, $42,385,930, $5,201,260, $2,547,408, $97,627, $0 and $0, respectively.

Notes to Financial Statements are an integral part of these Statements.

34

Statements of Assets and Liabilities

June 30, 2014 (unaudited)

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund

$296,773,423	$215,707,105	$29,151,476	$21,919,379	$85,964,786

$339,208,669	$247,796,280	$32,406,617	$25,212,561	$102,322,985
5,205,820	2,560,012	96,800	—	—
25,032,923	6,211,771	906,421	400,737	2,198,486
755,002	—	—	—	—

258,692	544,689	11,653	6,528	17
—	—	—	—	—
5,201,301	549,869	373,288	308,212	2,218,160
2,231,839	64,830	—	—	17,603
3,742	—	—	—	—
19,336	1,239	9,880	7,733	14,011

377,917,324	257,728,690	33,804,659	25,935,771	106,771,262

30,844,815	3,968,050	1,025,645	286,953	2,628,842
655,499	745,747	—	2,979	33,189
—	1,378	1	—	—
410,381	309,846	26,546	21,958	102,572
30,998	32,720	30,488	24,210	24,210
57,139	41,537	23,986	16,647	28,768

31,998,832	5,099,278	1,106,666	352,747	2,817,581

$345,918,492	$252,629,412	$32,697,993	$25,583,024	$103,953,681

25,568,975	22,107,999	4,299,857	1,800,288	9,804,025

$13.53	$11.43	$7.60	$14.21	$10.60

$309,416,521	$190,597,191	$25,819,830	$19,345,366	$84,874,947
489,596	(730,643)	(202,250)	(199,170)	(695,946)
(6,400,711)	30,662,064	3,825,912	3,143,646	3,416,481
(22,160)	11,625	(640)	—	—
42,435,246	32,089,175	3,255,141	3,293,182	16,358,199

$345,918,492	$252,629,412	$32,697,993	$25,583,024	$103,953,681

Notes to Financial Statements are an integral part of these Statements.

35

Statements of Operations

For the Six Months Ended June 30, 2014 (unaudited)

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends*	$850,677	$15,905,983

Total income	850,677	15,905,983

Expenses:
Investment advisory fee	763,251	13,004,474
Administration fee	76,551	442,259
Professional fees	14,770	135,506
Audit and tax fees	28,365	35,505
Federal and state registration fees	10,838	39,784
Custodian fees	17,063	190,093
Transfer agent fees	30,241	213,210
Trustees’ fees	14,889	39,672
Chief compliance officer fees	3,162	3,162
Reports to shareholders	7,743	46,740
Miscellaneous	13,779	28,681

Total expenses	980,652	14,179,086

Investment advisory fees recaptured (waived)	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(7,100)	(141,622)

Net expenses	973,552	14,037,464

Net investment income (loss)	(122,875)	1,868,519

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	5,250,505	38,610,920
Net realized foreign exchange gain (loss)	(5,975)	(1,327,455)
Net realized gain (loss) on written options	—	—
Net change in unrealized foreign exchange gain (loss)	11,848	(298,392)
Net change in unrealized appreciation (depreciation) on investments	(7,558,223)	32,465,500

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(2,301,845)	69,450,573

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,424,720)	$71,319,092

*	Dividends are net of $99,121, $1,213,313, $159,779, $202,618, $13,184, $0 and $0 nonreclaimable foreign taxes withheld, respectively.

Notes to Financial Statements are an integral part of these Statements.

36

Statements of Operations

For the Six Months Ended June 30, 2014 (unaudited)

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund

$3,260,002	$2,230,919	$170,199	$69,697	$62,257

3,260,002	2,230,919	170,199	69,697	62,257

1,953,030	1,864,996	179,857	153,658	584,417
122,256	119,476	40,947	29,684	51,655
29,010	24,807	7,831	7,419	11,931
28,068	28,365	26,133	21,175	21,175
14,212	12,245	9,294	10,270	13,774
44,077	33,720	7,835	4,362	4,711
26,650	26,674	18,737	18,732	19,836
15,917	17,734	12,799	12,686	13,425
3,162	3,162	3,162	3,162	3,162
7,483	7,593	4,900	4,858	6,004
10,897	14,921	8,545	8,205	5,719

2,254,762	2,153,693	320,040	274,211	735,809

—	—	—	(5,309)	39,026
—	—	—	—	(2,500)
—	—	—	—	(14,132)
(14,449)	(20,469)	(1,000)	(35)	—

2,240,313	2,133,224	319,040	268,867	758,203

1,019,689	97,695	(148,841)	(199,170)	(695,946)

530,320	20,399,969	3,226,684	2,147,696	294,090
(238,715)	(2,331)	(11,039)	—	—
715,883	—	—	—	—
(35,957)	3,049	1,215	—	—
15,173,845	(7,749,372)	(3,247,761)	(2,959,944)	(1,876,580)

16,145,376	12,651,315	(30,901)	(812,248)	(1,582,490)

$17,165,065	$12,749,010	$(179,742)	$(1,011,418)	$(2,278,436)

Notes to Financial Statements are an integral part of these Statements.

37

Statements of Changes in Net Assets

	Driehaus International Discovery Fund		Driehaus Emerging Markets Growth Fund
	For the six month period January 1, 2014 through June 30, 2014 (unaudited)	For the year ended December 31, 2013	For the six month period January 1, 2014 through June 30, 2014 (unaudited)	For the year ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(122,875)	$182,887	$1,868,519	$4,198,494
Net realized gain (loss) on investments, written options and foreign currency transactions	5,244,530	32,911,417	37,283,465	73,336,137
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	(7,546,375)	(7,871,491)	32,167,108	29,644,247

Net increase (decrease) in net assets resulting from operations	(2,424,720)	25,222,813	71,319,092	107,178,878

Distributions to shareholders:
Net investment income	—	—	—	—
Capital gains	—	—	—	(38,958,248)

Total distributions to shareholders	—	—	—	(38,958,248)

Capital share transactions:
Proceeds from shares sold	1,158,809	11,537,101	457,853,047	798,853,985
Reinvestment of distributions	—	—	—	36,327,537
Cost of shares redeemed	(14,043,384)	(109,272,884)	(199,090,268)	(257,928,242)
Redemption fees	339	7,011	87,355	133,953

Net increase (decrease) in net assets derived from capital share transactions	(12,884,236)	(97,728,772)	258,850,134	577,387,233

Total increase (decrease) in net assets	(15,308,956)	(72,505,959)	330,169,226	645,607,863

NET ASSETS:

Beginning of period	$133,887,352	$206,393,311	$1,634,865,873	$989,258,010

End of period	$118,578,396	$133,887,352	$1,965,035,099	$1,634,865,873

Accumulated net investment income (loss)	$245,686	$368,561	$1,679,790	$(188,729)

Capital share transactions are as follows:
Shares issued	36,319	393,225	14,199,398	24,927,434
Shares reinvested	—	—	—	1,125,389
Shares redeemed	(441,691)	(3,697,504)	(6,242,108)	(8,112,206)

Net increase (decrease) from capital share transactions	(405,372)	(3,304,279)	7,957,290	17,940,617

Notes to Financial Statements are an integral part of these Statements.

38

Statements of Changes in Net Assets

Driehaus Emerging Markets Small Cap Growth Fund		Driehaus International Small Cap Growth Fund		Driehaus Global Growth Fund
For the six month period January 1, 2014 through June 30, 2014 (unaudited)	For the year ended December 31, 2013	For the six month period January 1, 2014 through June 30, 2014 (unaudited)	For the year ended December 31, 2013	For the six month period January 1, 2014 through June 30, 2014 (unaudited)	For the year ended December 31, 2013

$1,019,689	$(30,018)	$97,695	$(270,870)	$(148,841)	$(262,141)

1,007,488	(1,979,980)	20,397,638	56,702,877	3,215,645	4,931,076

15,137,888	13,628,441	(7,746,323)	8,737,749	(3,246,546)	1,410,650

17,165,065	11,618,443	12,749,010	65,169,756	(179,742)	6,079,585

—	(309,776)	—	(2,881,066)	—	—
—	—	—	(27,524,912)	—	(4,062,770)

—	(309,776)	—	(30,405,978)	—	(4,062,770)

178,829,056	131,452,307	7,686,968	16,017,728	722,714	710,860
—	255,145	—	25,648,585	—	4,062,771
(41,365,021)	(32,737,622)	(38,479,728)	(40,720,045)	(7,530,903)	(2,454,266)
4,659	8,846	2,448	2,085	—	66

137,468,694	98,978,676	(30,790,312)	948,353	(6,808,189)	2,319,431

154,633,759	110,287,343	(18,041,302)	35,712,131	(6,987,931)	4,336,246

$191,284,733	$80,997,390	$270,670,714	$234,958,583	$39,685,924	$35,349,678

$345,918,492	$191,284,733	$252,629,412	$270,670,714	$32,697,993	$39,685,924

$489,596	$(530,093)	$(730,643)	$(828,338)	$(202,250)	$(53,409)

13,471,230	10,815,539	700,436	1,486,659	92,597	93,997
—	20,760	—	2,447,384	—	550,511
(3,220,136)	(2,780,050)	(3,560,228)	(3,826,073)	(1,009,706)	(326,797)

10,251,094	8,056,249	(2,859,792)	107,970	(917,109)	317,711

Notes to Financial Statements are an integral part of these Statements.

39

Statements of Changes in Net Assets

	Driehaus Mid Cap Growth Fund		Driehaus Micro Cap Growth Fund
	For the six month period January 1, 2014 through June 30, 2014 (unaudited)	For the year ended December 31, 2013	For the six month period January 1, 2014 through June 30, 2014 (unaudited)	For the period November 18, 2013 through December 31, 2013*
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(199,170)	$(385,004)	$(695,946)	$(127,358)
Net realized gain (loss) on investments, written options and foreign currency transactions	2,147,696	6,878,923	294,090	3,463,074
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	(2,959,944)	2,428,262	(1,876,580)	18,234,779

Net increase (decrease) in net assets resulting from operations	(1,011,418)	8,922,181	(2,278,436)	21,570,495

Distributions to shareholders:
Net investment income	—	—	—	—
Capital gains	—	(5,564,780)	—	—

Total distributions to shareholders	—	(5,564,780)	—	—

Capital share transactions:
Proceeds from shares sold	397,579	2,615,263	41,923,386	53,149,020
Reinvestment of distributions	—	5,410,540	—	—
Cost of shares redeemed	(8,082,193)	(1,285,889)	(10,378,191)	(42,730)
Redemption fees	20	814	10,137	—

Net increase (decrease) in net assets derived from capital share transactions	(7,684,594)	6,740,728	31,555,332	53,106,290

Total increase (decrease) in net assets	(8,696,012)	10,098,129	29,276,896	74,676,785

NET ASSETS:

Beginning of period	$34,279,036	$24,180,907	$74,676,785	$—

End of period	$25,583,024	$34,279,036	$103,953,681	$74,676,785

Accumulated net investment income (loss)	$(199,170)	$—	$(695,946)	$—

Capital share transactions are as follows:
Shares issued	26,843	166,620	3,813,654	6,954,301
Shares reinvested	—	379,687	—	—
Shares redeemed	(563,913)	(87,563)	(959,922)	(4,008)

Net increase (decrease) from capital share transactions	(537,070)	458,744	2,853,732	6,950,293

*	Fund commenced operations on November 18, 2013.

Notes to Financial Statements are an integral part of these Statements.

40

Driehaus International Discovery Fund

Financial Highlights

	For the six month period January 1, 2014 through June 30, 2014 (unaudited)		For the year ended December 31, 2013		For the year ended December 31, 2012		For the year ended December 31, 2011		For the year ended December 31, 2010	For the year ended December 31, 2009
Net asset value, beginning of period	$32.61		$27.85		$24.27		$30.27		$27.19	$18.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)		0.03		0.03^		0.13	^	(0.22)	0.00 ~
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.55)		4.73		3.55		(6.13)		3.86	9.02

Total income (loss) from investment operations	(0.57)		4.76		3.58		(6.00)		3.64	9.02

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—		—		(0.56)	(0.11)
Distributions from capital gains	—		—		—		—		—	—

Total distributions	—		—		—		—		(0.56)	(0.11)

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	0.00	~	0.00 ~	0.00 ~

Net asset value, end of period	$32.04		$32.61		$27.85		$24.27		$30.27	$27.19

Total Return	(1.75	)%**	17.09%		14.75%		(19.85)%		13.47%	49.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$118,578		$133,887		$206,393		$211,927		$338,840	$364,411
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.61	%*	1.65	%¥	1.76	%¥	1.72	%¥	1.71%	1.75%
Ratio of net expenses to average net assets	1.59	%*#	1.62	%#¥	1.75	%#¥	1.71	%#¥	1.70%#	1.74%#
Ratio of net investment income (loss) to average net assets	(0.20	)%*#	0.11	%#	0.11	%#	0.44	%#	(0.77)%#	0.07%#
Portfolio turnover	75	%**	156%		112%		119%		93%	145%

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2013, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

41

Driehaus Emerging Markets Growth Fund

Financial Highlights

	For the six month period January 1, 2014 through June 30, 2014 (unaudited)		For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009
Net asset value, beginning of period	$32.53		$30.61	$25.72	$32.20	$29.24	$17.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03		0.10	0.13	0.16	(0.04)^	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.19		2.62	4.88	(4.97)	6.84	12.09

Total income (loss) from investment operations	1.22		2.72	5.01	(4.81)	6.80	12.04

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	(0.12)	—	(0.69)	—
Distributions from capital gains	—		(0.80)	—	(1.67)	(3.15)	—

Total distributions	—		(0.80)	(0.12)	(1.67)	(3.84)	—

Redemption fees added to paid-in capital	0.00	~	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.01

Net asset value, end of period	$33.75		$32.53	$30.61	$25.72	$32.20	$29.24

Total Return	3.75	%**	8.92%	19.51%	(15.02)%	23.56%	70.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,965,035		$1,634,866	$989,258	$741,291	$834,311	$575,842
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.64	%*	1.66%	1.68%	1.68%	1.69%	1.78%
Ratio of net expenses to average net assets	1.62	%#	1.64%#	1.66%#	1.64%#	1.63%#	1.75%#
Ratio of net investment income (loss) to average net assets	0.22	%#	0.33%#	0.48%#	0.49%#	(0.15)%#	(0.30)%#
Portfolio turnover	139	%**	264%	278%	342%	293%	275%

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

42

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the six month period January 1, 2014 through June 30, 2014 (unaudited)		For the year ended December 31, 2013		For the year ended December 31, 2012		For the period August 22, 2011 through December 31, 2011
Net asset value, beginning of period	$12.49		$11.15		$8.81		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05		(0.00	)^~	0.00	^~	(0.03)
Net realized and unrealized gain (loss) on investments	0.99		1.36		2.52		(1.16)

Total income (loss) from investment operations	1.04		1.36		2.52		(1.19)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.02)		(0.18)		—
Distributions from capital gains	—		—		—		—

Total distributions	—		(0.02)		(0.18)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	—

Net asset value, end of period	$13.53		$12.49		$11.15		$8.81

Total Return	8.33	%**	12.11%		28.83%		(11.90	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$345,918		$191,285		$80,997		$32,720
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.73	%*	1.85%		2.15%		2.74	%*
Ratio of net expenses to average net assets	1.72	%*#	1.90	%+#	1.99	%+#	1.97	%*+#
Ratio of net investment loss to average net assets	0.78	%*#	(0.02	)%+#	(0.02	)%+#	(0.91	)%*+#
Portfolio turnover	129	%**	223%		183%		74	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

43

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the six month period January 1, 2014 through June 30, 2014 (unaudited)		For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010		For the year ended December 31, 2009
Net asset value, beginning of period	$10.84		$9.45	$8.51	$9.66	$7.64		$4.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	~	(0.01)^	0.03	0.07	(0.06)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.59		2.74	0.95	(1.17)	2.14		2.73

Total income (loss) from investment operations	0.59		2.73	0.98	(1.10)	2.08		2.71

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.13)	(0.04)	(0.05)	(0.06)		—
Distributions from capital gains	—		(1.21)	—	—	—		—

Total distributions	—		(1.34)	(0.04)	(0.05)	(0.06)		—

Redemption fees added to paid-in capital	0.00	~	0.00 ~	0.00 ~	0.00 ~	0.00	~	0.00	~

Net asset value, end of period	$11.43		$10.84	$9.45	$8.51	$9.66		$7.64

Total Return	5.44	%**	29.24%	11.67%	(11.39)%	27.13%		55.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$252,629		$270,671	$234,959	$232,729	$258,446		$201,020
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.73	%*	1.73%	1.76%	1.73%	1.75%		1.87%
Ratio of net expenses to average net assets	1.72	%*#	1.70%#	1.74%#	1.69%#	1.72	%+#	1.85	%+#
Ratio of net investment income (loss) to average net assets	0.08	%*#	(0.11)%#	0.31%#	0.66%#	(0.76	)%+#	(0.54	)%+#
Portfolio turnover	136	%**	320%	280%	311%	298%		265%

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

44

Driehaus Global Growth Fund

Financial Highlights

	For the six month period January 1, 2014 through June 30, 2014 (unaudited)		For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011		For the year ended December 31, 2010		For the year ended December 31, 2009
Net asset value, beginning of period	$7.61		$7.22	$6.58	$9.01		$7.59		$4.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)		(0.05)	(0.05)	(0.10)		(0.11)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03		1.31	1.00	(1.53)		1.55		2.66

Total income (loss) from investment operations	(0.01)		1.26	0.95	(1.63)		1.44		2.61

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	—		(0.02)		—
Distributions from capital gains	—		(0.87)	(0.31)	(0.80)		—		—

Total distributions	—		(0.87)	(0.31)	(0.80)		(0.02)		—

Redemption fees added to paid-in capital	—		0.00 ~	0.00 ~	0.00	~	—		0.00	~

Net asset value, end of period	$7.60		$7.61	$7.22	$6.58		$9.01		$7.59

Total Return	0.00	%**	17.79%	14.36%	(18.15)%		19.00%		52.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$32,698		$39,686	$35,350	$35,580		$52,719		$40,301
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.78	%*	1.93%	2.02%¥	1.88	%¥	1.81%		2.34%
Ratio of net expenses to average net assets	1.77	%*#	1.92%#	2.01%#¥	1.97	%+#¥	2.00	%+#	2.00	%+#
Ratio of net investment income (loss) to average net assets	(0.83	)%*#	(0.72)%#	(0.62)%#	(1.08	)%+#	(1.37	)%+#	(1.09	)%+#
Portfolio turnover	99	%**	163%	103%	142%		145%		119%

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and/or recapture, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

45

Driehaus Mid Cap Growth Fund

Financial Highlights

	For the six month period January 1, 2014 through June 30, 2014 (unaudited)		For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period April 27, 2009 through December 31, 2009
Net asset value, beginning of period	$14.67		$12.87	$12.53	$13.69	$11.63	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)		(0.16)	(0.10)	(0.16)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.35)		4.79	1.61	(0.14)	3.25	2.85

Total income (loss) from investment operations	(0.46)		4.63	1.51	(0.30)	3.11	2.77

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		(2.83)	(1.17)	(0.86)	(1.05)	(1.14)

Total distributions	—		(2.83)	(1.17)	(0.86)	(1.05)	(1.14)

Redemption fees added to paid-in capital	0.00	~	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00	~

Net asset value, end of period	$14.21		$14.67	$12.87	$12.53	$13.69	$11.63

Total Return	(3.14	)%**	36.61%	11.97%	(2.15)%	26.59%	27.66	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$25,583		$34,279	$24,181	$21,895	$21,573	$14,821
Ratio of expenses before reimbursements and waivers to average net assets	1.78	%*	1.85%	1.97%	1.95%	2.47%	2.82	%*
Ratio of net expenses to average net assets	1.75	%*+	1.75%+	1.75%+	1.75%+	1.75%+	1.75	%*+
Ratio of net investment income (loss) to average net assets	(1.30	)%*+	(1.33)%+	(0.78)%+	(1.13)%+	(1.39)%+	(1.15	)%*+
Portfolio turnover	97	%**	199%	123%	193%	182%	208	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 30, 2015.

Notes to Financial Statements are an integral part of this Schedule.

46

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the six month period January 1, 2014 through June 30, 2014 (unaudited)		For the period November 18, 2013 through December 31, 2013
Net asset value, beginning of period	$10.74		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.07)		0.76

Total income (loss) from investment operations	(0.14)		0.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—
Distributions from capital gains	—		—

Total distributions	—		—

Net asset value, end of period	$10.60		$10.74

Total Return	(1.30	)%**	7.40	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$103,954		$74,677
Ratio of expenses before reimbursements and waivers and fees recaptured, if any to average net assets	1.57	%*	2.28	%*
Ratio of net expenses to average net assets	1.62	%*+	1.70	%*+
Ratio of net investment income (loss) to average net assets	(1.49	)%*+	(1.55	)%*+
Portfolio turnover	91	%**	21	%**

*	Annualized

**	Not Annualized

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 18, 2016.

Notes to Financial Statements are an integral part of this Schedule.

47

Driehaus Mutual Funds

Notes to Financial Statements (unaudited)

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, with ten separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The seven series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Global Growth Fund	05/01/08
Driehaus Mid Cap Growth Fund**	04/27/09
Driehaus Micro Cap Growth	11/18/13

*	On December 29, 2010, the Driehaus International Small Cap Growth Fund was closed to new investors.
**	On July 11, 2014, the Driehaus Mid Cap Growth Fund was closed to new investors and was liquidated on August 13, 2014.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of non-U.S. companies exhibiting strong growth characteristics.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Global Growth Fund seeks to achieve its objective by investing primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics.

Driehaus Mid Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of mid capitalization U.S. companies exhibiting strong growth characteristics.

Driehaus Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.

Fiscal Year-End

The fiscal year-end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an

48

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of June 30, 2014 is as follows:

Fund	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus International Discovery Fund
Investments in Securities*	$115,892,662	$115,892,662	$—	$—

Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$122,191,620	$122,191,620	$—	$—
Europe	256,380,158	224,240,799	32,139,359
Far East	971,173,017	971,173,017	—	—
Middle East	32,732,912	32,732,912	—	—
North America	224,898,160	224,898,160	—	—
South America	239,292,136	239,292,136	—	—
Equity Certificates*	19,694,167	—	19,694,167	—

Total Investments	$1,866,362,170	$1,814,528,644	$51,833,526	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities*	$285,377,116	$285,377,116	$—	$—
Equity Certificates*	51,546,553	—	51,546,553	—
Purchased Call Options by Risk Category Equity Contracts	375,000	375,000	—	—
Purchased Put Options by Risk Category Commodity Contracts	40,000	40,000	—	—
Equity Contracts	1,870,000	1,870,000	—	—

Total Investments	$339,208,669	$287,662,116	$51,546,553	$—

49

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

Fund	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus International Small Cap Growth Fund
Investments in Securities*	$247,796,280	$247,796,280	$—	$—

Driehaus Global Growth Fund
Investments in Securities*	$32,406,617	$32,406,617	$—	$—

Driehaus Mid Cap Growth Fund
Investments in Securities*	$25,212,561	$25,212,561	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$102,322,985	$102,322,985	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the period ended June 30, 2014, securities with the end of period value of $681,170 held by Driehaus Emerging Markets Small Cap Growth Fund were transferred from level 2 to level 1. For the period ended June 30, 2014, securities with end of period values of $13,878,183 and $24,438,533 held by Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund, respectively, were transferred from level 1 to level 2.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price

50

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period January 1, 2014 through June 30, 2014, the average volume of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund was $3,368,024 and $94,338, respectively.

The premiums received and the number of option contracts written during the period ended June 30, 2014, were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	—	$—
Options written	99,215	3,309,804
Options closed	(82,215)	(3,026,790)
Options expired	(17,000)	(283,014)

Options outstanding at June 30, 2014	—	$—

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of June 30, 2014, the Funds had outstanding options as listed on the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

On June 30, 2014, Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund had unrealized appreciation of $3,917,796 and $13,253,786, respectively, as a result of their investments in these financial instruments. The aggregate market values of these certificates for Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund represented 1.1% and 15.2%, respectively, of their total market values at June 30, 2014.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

51

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Growth Fund’s derivative contracts by primary risk exposure as of June 30, 2014:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$19,694,167

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of June 30, 2014:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts*	Investments, at market value	$53,791,553
Commodity contracts*	Investments, at market value	40,000

*	Includes cumulative appreciation (depreciation) of options contracts shown in the Schedule of Investments.

The following table sets forth the Driehaus Emerging Markets Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2014 through June 30, 2014.

Amount of realized gain (loss) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$10,520,997

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the period January 1, 2014 through June 30, 2014.

	Amount of realized gain (loss) on derivatives
Risk exposure category	Equity Certificates	Purchased Options	Written Options
Equity contracts	$5,317,758	$(9,003,459)	$715,883
Commodity contracts	—	221,554	—

The following table sets forth the Driehaus Emerging Markets Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2014 through June 30, 2014.

Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$3,807,685

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the period January 1, 2014 through June 30, 2014.

	Change in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates	Purchased Options
Equity contracts	$7,498,033	$(857,819)
Commodity contracts	—	(190,401)

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected or will elect to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has

52

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2012, 2011 and 2010 remain open to Federal and state audit. As of June 30, 2014, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

For the year ended December 31, 2013, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and capital loss carryforwards expiring. Results of operations and net assets were not affected by these reclassifications.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2013.

	Pre-Enactment Net Capital Loss Carryover Expiring In		Post-Enactment Unlimited Period of Net Capital Loss Carryover
Fund	2016	2017	Short- Term	Long- Term	Accumulated Capital Loss Carryover
Driehaus International Discovery Fund	$119,874,502	$109,113,076	$—	$—	$228,987,578
Driehaus Emerging Markets Small Cap Growth Fund	—	—	6,730,035	—	6,730,035

During the year ended December 31, 2013, Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund utilized $32,972,648, $46,914,023 and $16,027,905 of capital loss carryforwards, respectively.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and December 31 as occurring on the first day of the

53

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

following tax year. For the year ended December 31, 2013, the following qualified late-year losses were deferred and recognized on January 1, 2014.

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral	Total
Driehaus Emerging Markets Growth Fund	$188,729	$12,119,097	$—	$12,307,826
Driehaus Emerging Markets Small Cap Growth Fund	75,337	—	—	75,337
Driehaus Global Growth Fund	—	146,129	—	146,129

Distributions to Shareholders

The Funds had no distributions during the six months ended June 30, 2014.

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$—	$—	$309,776	$16,561,929	$302,140	$2,203,195	$—
Net long-term capital gain	—	38,958,248	—	13,844,049	3,760,630	3,361,585	—

Total distributions paid	$—	$38,958,248	$309,776	$30,405,978	$4,062,770	$5,564,780	$—

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
Ordinary income	$—	$3,661,528	$1,246,733	$1,069,444	$—	$—	$116,590
Net long-term capital gain	—	—	—	—	1,436,164	2,022,728	1,667,897

Total distributions paid	$—	$3,661,528	$1,246,733	$1,069,444	$1,436,164	$2,022,728	$1,784,487

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed ordinary income	$906,878	$—	$—	$9,608,595	$212,176	$620,178	$1,275,778
Undistributed long-term capital gain	—	—	—	2,538,174	633,199	429,896	2,251,542

Accumulated earnings	$906,878	$—	$—	$12,146,769	$845,375	$1,050,074	$3,527,320
Paid-in capital	343,103,912	1,475,045,072	171,947,827	221,387,503	32,628,019	27,029,960	53,319,615
Accumulated capital and other losses	(228,987,578)	(12,307,826)	(6,805,372)	—	(146,129)	—	—
Unrealized appreciation (depreciation) on foreign currency	35,996	3,131	14,989	17,812	(364)	—	—
Unrealized appreciation on investments	18,828,144	172,125,496	26,127,289	37,118,630	6,539,023	6,199,002	17,829,850

Net assets	$133,887,352	$1,634,865,873	$191,284,733	$270,670,714	$39,685,924	$34,279,036	$74,676,785

54

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of spot contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the six months ended June 30, 2014.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Subsequent Event

The Board of Trustees of the Trust (the “Board”) has determined to terminate and liquidate the Driehaus Mid Cap Growth Fund (the “Mid Cap Fund”). The Mid Cap Fund ceased accepting purchase orders as of July 11, 2014 and, as of August 1, 2014, began the process of liquidating the portfolio. The Mid Cap Fund made a liquidating distribution to its shareholders on August 13, 2014 and has terminated.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus International Discovery Fund and Driehaus Micro Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of each Fund’s average daily net assets. Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap

55

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

Growth Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. Driehaus Global Growth Fund and Driehaus Mid Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of each Fund’s average daily net assets.

DCM has entered into an agreement to cap Driehaus Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until August 21, 2014. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the six months ended June 30, 2014, DCM did not waive or recapture fees for Driehaus Emerging Markets Small Cap Growth Fund under this agreement.

DCM has entered into an agreement to cap Driehaus Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.75% of average daily net assets until April 30, 2015. For a period of three years subsequent to the date the waiver or reimbursement was made, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the six months ended June 30, 2014, DCM waived fees for Driehaus Mid Cap Growth Fund totaling $5,309 under this agreement and the amount of potential recovery expiring December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017 was $48,478, $52,090, $27,897 and $5,309 respectively.

DCM has entered into an agreement to cap Driehaus Micro Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.70% of average daily net assets until November 18, 2016. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended June 30, 2014, DCM recaptured fees for Driehaus Micro Cap Growth Fund totaling $39,026 under this agreement and there are no additional amounts subject to recapture.

The amounts accrued and payable to DCM during the six months ended June 30, 2014, are as follows:

Fund	Advisory Fees	Advisory Fees Payable (included in Due to affiliates)
Driehaus International Discovery Fund	$763,251	$120,807
Driehaus Emerging Markets Growth Fund	13,004,474	2,351,124
Driehaus Emerging Markets Small Cap Growth Fund	1,953,030	410,381
Driehaus International Small Cap Growth Fund	1,864,996	309,846
Driehaus Global Growth Fund	179,857	26,546
Driehaus Mid Cap Growth Fund	153,658	21,958
Driehaus Micro Cap Growth Fund	584,417	102,572

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the six months ended June 30, 2014, these arrangements reduced the expenses of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund by $7,100 (0.7%), $141,622 (1.0%), $14,449 (0.6%), $20,469 (1.0%), $1,000 (0.3%), $35 (0.0%) and $0 (0.0%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds.

56

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. For the six months ended June 30, 2014, BNY Mellon waived $2,500 for administrative and accounting fees for Driehaus Micro Cap Growth Fund. BNY Mellon also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon earns a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for Driehaus Micro Cap Growth Fund. For the six months ended June 30, 2014, BNY Mellon waived $14,132 for Driehaus Micro Cap Growth Fund.

C.  OTHER FINANCIAL INSTRUMENTS

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On June 30, 2014, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The unrealized appreciation or depreciation on spot contracts is reflected as a separate line item in the Statement of Assets and Liabilities. On June 30, 2014, the Funds’ currency transactions were limited to transaction hedges.

D.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and options, for the six months ended June 30, 2014 were as follows:

Fund	Purchases	Sales
Driehaus International Discovery Fund	$91,435,924	$104,745,074
Driehaus Emerging Markets Growth Fund	2,532,111,478	2,305,873,814
Driehaus Emerging Markets Small Cap Growth Fund	437,242,530	308,215,361
Driehaus International Small Cap Growth Fund	330,853,210	362,975,997
Driehaus Global Growth Fund	35,229,118	42,108,743
Driehaus Mid Cap Growth Fund	28,599,419	36,835,177
Driehaus Micro Cap Growth Fund	112,702,489	82,335,738

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. On June 30, 2014, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note A).

F.  LINE OF CREDIT

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund have together obtained an uncommitted line of credit in the amount of $25,000,000 and Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund have together obtained an uncommitted line of credit in the amount of $5,000,000. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%. At June 30, 2014, the Funds had no outstanding borrowings under the lines of credit.

57

Driehaus Mutual Funds

Notes to Financial Statements (unaudited) — (Continued)

G.  FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital.

58

Fund Expense Examples (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended June 30, 2014.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Six Months Ended June 30, 2014*
Actual	$1,000	$982.50	$7.82
Hypothetical (5% return before expenses)	$1,000	$1,016.91	$7.95

Driehaus Emerging Markets Growth Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Six Months Ended June 30, 2014*
Actual	$1,000	$1,037.50	$8.18
Hypothetical (5% return before expenses)	$1,000	$1,016.76	$8.10

59

Fund Expense Examples (unaudited) — (Continued)

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Six Months Ended June 30, 2014*
Actual	$1,000	$1,083.30	$8.88
Hypothetical (5% return before expenses)	$1,000	$1,016.27	$8.60

Driehaus International Small Cap Growth Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Six Months Ended June 30, 2014*
Actual	$1,000	$1,054.40	$8.76
Hypothetical (5% return before expenses)	$1,000	$1,016.27	$8.60

Driehaus Global Growth Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Six Months Ended June 30, 2014*
Actual	$1,000	$1,000.00	$8.78
Hypothetical (5% return before expenses)	$1,000	$1,016.02	$8.85

Driehaus Mid Cap Growth Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Six Months Ended June 30, 2014*
Actual	$1,000	$968.60	$8.54
Hypothetical (5% return before expenses)	$1,000	$1,016.12	$8.75

Driehaus Micro Cap Growth Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Six Months Ended June 30, 2014*
Actual	$1,000	$987.00	$7.98
Hypothetical (5% return before expenses)	$1,000	$1,016.76	$8.10

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365 to reflect the half-year period.

60

Fund Expense Examples (unaudited) — (Continued)

Driehaus International Discovery Fund	1.59%
Driehaus Emerging Markets Growth Fund	1.62%
Driehaus Emerging Markets Small Cap Growth Fund	1.72%
Driehaus International Small Cap Growth Fund	1.72%
Driehaus Global Growth Fund	1.77%
Driehaus Mid Cap Growth Fund	1.75%
Driehaus Micro Cap Growth Fund	1.62%

61

DRH-SAR2014

Item 1. Reports to Stockholders.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

A.R. Umans

Chairman of the Board

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Trustee

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Assistant Vice President &

Chief Legal Officer

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

Diane J. Drake

Secretary

Michael P. Kailus

Assistant Secretary &

Anti-Money Laundering Compliance Officer

William H. Wallace, III

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2013

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Micro Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Annual Report to Shareholders December 31, 2013

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) returned 17.09% for the year ended December 31, 2013. This return was above the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Growth Index (“Benchmark”), which returned 15.86% for the year, as well as the MSCI All Country World ex USA Index, which returned 15.78%.

International equities closed 2013 on a strong note. Risk sentiment was aided by continuing positive data and a lack of destabilizing events during the year, with one of the largest positive surprises coming in the form of the European Central Bank’s (ECB) rate cut in November. Developed markets led global equities during 2013. For the year, German equities posted some of the strongest returns. The Japanese market also brought investors a stunning return in Japanese yen terms. Equity advances were broad-based across developed markets, with only commodity-driven countries failing to see substantial advances. All of the countries with negative returns were found within the emerging markets, with Indonesia and Brazil posting the worst returns for the year.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s holdings in the financials and industrials sectors. In addition, stock selection in China and Taiwan contributed to the performance of the Fund.

A notable contribution to the Fund’s return for the year came from industrials holding Safran SA (Ticker: SAF FP). Safran is a leading provider of engines and equipment to the aerospace market. During the last three years, Safran’s revenues increased at an average growth rate of 9% and its net operating margin has improved from 7% to 9%. Consensus earnings growth estimates have been revised higher.

China-based New Oriental Education & Technology Group, Inc. (Ticker: EDU) was a significant contributor to returns relative to the Benchmark during 2013. New Oriental Education is a provider of private educational services in China, offering a range of educational programs teaching English, test preparation courses and K-12 after school tutoring. After several years of pursuing revenue growth at the expense of margins, in 2013 the market rewarded New Oriental Education’s renewed focus on margin expansion in addition to revenue growth.

Certain areas detracted from Fund performance during the year. Two sectors that negatively affected the performance of the Fund relative to the Benchmark were the information technology and energy sectors. Additionally, holdings in Switzerland and Germany detracted from Fund performance versus the Benchmark.

Holding Brasil Pharma SA (Ticker: BPHA3 BZ) was the most significant detractor to the Fund’s performance during 2013. Brasil Pharma is a Brazil-based company engaged in the pharmaceutical retail sector. The company operates proprietary drugstores, and provides supply chain and logistics services for franchised stores. The share price suffered from a series of operational challenges during the year, with gross margins impacted early on, inflated operating expenses in the middle of the year, and a deceleration in store openings late in the year. The stock failed to recover as each operational problem solved was followed by a new challenge. Moreover, when slower store openings brought future growth into question, the stock did not rebound to its historical valuation multiple relative to earnings power.

Energy holding Subsea 7 SA (Ticker: SUBC NO) was a significant detractor from the Fund’s return during the year. Subsea 7 is a seabed-to-surface engineering, construction and services contractor for the energy industry. Subsea 7 faced cost management challenges in its Brazilian operations, causing investors to question the underlying profitability of its booked project backlog. During the year, the offshore engineering and services industry faced increasing investor skepticism regarding growth beyond the current fiscal year in oil companies’ offshore capital expenditures.

As we enter 2014, many of last year’s macro concerns look likely to fade. Encouraging signs include the Federal Reserve’s announcement that it will finally commence tapering bond purchases amid stronger and more sustainable U.S. growth, as well as broad euro zone growth — including in the U.K. — starting to gain some traction. At the same time, there remains uncertainty surrounding China’s ongoing commitment to economic rebalancing and Japan’s continuing implementation of monetary stimulus and tax reform. All of these taken together present challenges and opportunities as we begin the year. While mindful of the ongoing macro risks, we are encouraged by the opportunities we see in the global equity markets. That said, 2013 saw strong broad gains, particularly in developed markets, driven more by multiple expansion and less by earnings growth. We believe 2014 will see more company differentiation and be more of a stock picker’s market.

As always, we remain committed to uncovering attractive growth equity investment opportunities that we believe will adequately compensate our shareholders for the risk taken with their capital. Thank you for your continued confidence in our management capabilities and your interest in the Driehaus International Discovery Fund.

Sincerely,

Daniel M. Rea	Sebastien Pigeon	Joshua Rubin
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus International Discovery Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/98 - 12/31/13)
Driehaus International Discovery Fund (DRIDX)[1]	17.09%	2.50%	12.78%	7.36%	13.70%
MSCI AC World ex USA Growth Index[2]	15.86%	5.29%	13.28%	7.70%	4.32%
MSCI AC World ex USA Index[3]	15.78%	5.61%	13.32%	8.03%	5.82%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 44 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 98.2%
EUROPE — 49.5%
United Kingdom — 19.8%
Aberdeen Asset Management PLC	263,792	$2,184,142
African Minerals, Ltd.**	209,508	687,802
ARM Holdings PLC	102,402	1,863,612
Ashtead Group PLC	197,855	2,490,061
Associated British Foods PLC	36,518	1,478,547
Barratt Developments PLC	278,622	1,610,238
Booker Group PLC	252,704	680,009
Countrywide PLC	237,581	2,340,874
Croda International PLC	44,214	1,798,930
Genel Energy PLC**	115,600	2,057,859
Halma PLC	204,966	2,048,370
Hays PLC	714,574	1,535,929
Rolls-Royce Holdings PLC	75,493	1,593,919
St. James’s Place PLC	236,982	2,856,907
Tullow Oil PLC	95,406	1,350,800

		26,577,999

France — 6.3%
Casino Guichard Perrachon SA	19,764	2,277,659
Edenred	54,226	1,814,993
Eurofins Scientific	5,169	1,397,315
Ingenico	9,378	751,891
Safran SA	32,422	2,252,903

		8,494,761

Netherlands — 4.5%
Airbus Group NV	13,992	1,074,279
ASML Holding NV	7,205	674,409
LyondellBasell Industries NV — A	27,550	2,211,714
Sensata Technologies Holding NV**	54,963	2,130,916

		6,091,318

Ireland — 4.1%
Covidien PLC	15,061	1,025,654
Eaton Corp. PLC	29,934	2,278,576
Experian PLC	72,714	1,341,382
Jazz Pharmaceuticals PLC**	6,214	786,444

		5,432,056

Norway — 3.9%
Gjensidige Forsikring ASA	70,623	1,347,185
Seadrill, Ltd.	44,068	1,798,961
Telenor ASA	84,780	2,021,201

		5,167,347

Switzerland — 3.7%
Cie Financiere Richemont SA	14,798	1,473,082
Glencore Xstrata PLC	131,354	680,175
Roche Holding AG	10,081	2,816,193

		4,969,450

	Number of Shares	Value (Note A)

Germany — 2.8%
Adidas AG	17,118	$2,181,609
Aurelius AG	37,824	1,535,023

		3,716,632

Denmark — 2.8%
Christian Hansen Holding AS	27,700	1,100,287
GN Store Nord AS	105,174	2,583,408

		3,683,695

Italy — 1.0%
Moncler SpA**	63,498	1,380,201
Spain — 0.6%
Viscofan SA	13,144	747,702

Total EUROPE		66,261,161

FAR EAST — 37.8%
Japan — 19.5%
Calbee, Inc.	52,258	1,267,868
Daikin Industries, Ltd.	16,208	1,008,094
Denso Corp.	27,695	1,459,569
Digital Garage, Inc.	58,553	1,519,565
Hulic Co., Ltd.	182,868	2,700,216
Kakaku.com, Inc.	47,363	830,685
Kanamoto Co., Ltd.	67,355	1,709,618
M3, Inc.	548	1,371,171
Sawai Pharmaceutical Co., Ltd.	16,776	1,083,248
Seiko Holdings Corp.	133,716	657,724
Seino Holdings Co., Ltd.	83,245	871,895
Softbank Corp.	26,990	2,357,877
Sugi Holdings Co., Ltd.	32,315	1,311,809
Tokai Tokyo Financial Holdings, Inc.	252,979	2,440,667
Tokio Marine Holdings, Inc.	57,769	1,928,193
Tokyo Tatemono Co., Ltd.	66,057	732,642
TS Tech Co., Ltd.	36,485	1,228,177
Yaskawa Electric Corp.	44,364	700,573
Zenkoku Hosho Co., Ltd.	21,487	938,564

		26,118,155

China — 10.3%
AIA Group, Ltd.	417,639	2,095,116
Baidu, Inc. — SP ADR**	12,416	2,208,558
New Oriental Education & Technology Group, Inc. — SP ADR	93,254	2,937,501
Sohu.com, Inc.**	19,418	1,416,155
Techtronic Industries Co.	375,433	1,065,154
Tencent Holdings, Ltd.	30,840	1,967,097
Vipshop Holdings, Ltd. — ADR**	24,555	2,054,762

		13,744,343

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Philippines — 2.2%
Puregold Price Club, Inc.	1,673,179	$1,428,795
Robinsons Retail Holdings, Inc.**	1,256,558	1,562,823

		2,991,618

Taiwan — 1.6%
Chailease Holding Co., Ltd.	359,469	945,606
Ginko International Co., Ltd.	61,350	1,158,926

		2,104,532

Singapore — 1.2%
Global Logistic Properties, Ltd.	717,757	1,643,740
Cambodia — 1.0%
NagaCorp, Ltd.	1,332,635	1,404,076
Australia — 1.0%
CSL, Ltd.	21,377	1,316,271
Malaysia — 0.9%
Astro Malaysia Holdings BHD	1,341,555	1,228,718
Thailand — 0.1%
Minor International PCL — NVDR	171,520	108,048

Total FAR EAST		50,659,501

NORTH AMERICA — 8.4%
Canada — 5.6%
Canadian Pacific Railway, Ltd.	13,087	1,980,325
Dollarama, Inc.	29,180	2,423,128
Intact Financial Corp.	26,833	1,752,323
Methanex Corp.	6,865	406,683
Pacific Rubiales Energy Corp.	52,991	912,907

		7,475,366

Mexico — 2.8%
Bolsa Mexicana de Valores SAB de CV	537,600	1,232,365

	Number of Shares	Value (Note A)

Fibra Uno Administracion SA de CV — REIT	783,946	$2,510,981

		3,743,346

Total NORTH AMERICA		11,218,712

SOUTH AMERICA — 2.0%
Peru — 1.5%
Credicorp, Ltd.	14,746	1,957,237
Brazil — 0.5%
Kroton Educacional SA	44,898	747,142

Total SOUTH AMERICA		2,704,379

MIDDLE EAST — 0.5%
Israel — 0.5%
CaesarStone Sdot-Yam, Ltd.	13,404	665,777

Total MIDDLE EAST		665,777

Total EQUITY SECURITIES (Cost $111,616,188)		131,509,530

TOTAL INVESTMENTS (COST $111,616,188)	98.2%	$131,509,530
Other Assets In Excess Of Liabilities	1.8%	2,377,822

Net Assets	100.0%	$133,887,352

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$112,681,386

Gross Appreciation	$21,280,134
Gross Depreciation	(2,451,990)

Net Appreciation	$18,828,144

** Non-income producing security

ADR — American Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	49.5%
Japan	19.5%
Asia/Far East Ex-Japan	18.3%
North America	8.4%
South America	2.0%
Middle East	0.5%

Top Ten Holdings*

New Oriental Education & Technology Group, Inc. — SP ADR	2.2%
St. James’s Place PLC	2.1%
Roche Holding AG	2.1%
Hulic Co., Ltd.	2.0%
GN Store Nord AS	2.0%
Fibra Uno Administracion SA de CV — REIT	1.9%
Ashtead Group PLC	1.9%
Tokai Tokyo Financial Holdings, Inc.	1.8%
Dollarama, Inc.	1.8%
Softbank Corp.	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Aerospace & Defense	3.7%
Auto Components	2.0%
Biotechnology	1.0%
Building Products	0.8%
Capital Markets	4.6%
Chemicals	4.1%
Commercial Banks	1.5%
Commercial Services & Supplies	1.4%
Construction Materials	0.5%
Diversified Consumer Services	2.8%
Diversified Financial Services	2.3%
Diversified Telecommunication Services	1.5%
Electrical Equipment	3.3%
Electronic Equipment, Instruments & Components	2.6%
Energy Equipment & Services	1.3%
Food & Staples Retailing	5.4%
Food Products	2.6%
Health Care Equipment & Supplies	3.6%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	1.1%

Industry	Percent of Net Assets
Household Durables	2.0%
Insurance	7.5%
Internet & Catalog Retail	1.5%
Internet Software & Services	4.8%
Information Technology Services	1.1%
Life Sciences Tools & Services	1.0%
Media	1.0%
Metals & Mining	1.0%
Multi-line Retail	1.8%
Oil, Gas & Consumable Fuels	3.2%
Pharmaceuticals	3.5%
Professional Services	2.1%
Real Estate Investment Trusts	1.9%
Real Estate Management & Development	5.5%
Road & Rail	2.1%
Semiconductors & Semiconductor Equipment	1.9%
Textiles, Apparel & Luxury Goods	4.3%
Trading Companies & Distributors	3.1%
Wireless Telecommunication Services	1.8%
Other Assets in Excess of Liabilities	1.8%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned 8.92% for the year ended December 31, 2013. This return was above the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), which returned -2.27% for the year, as well as the MSCI Emerging Markets Growth Index return of 0.07%.

During 2013, the global economy finally started showing signs of self-sustaining growth. While still quite tepid and below trend, the acceleration in growth was a welcome change from the slowdown of the past several years. Similar to the relative performances of equity markets, the economic rebound was most clearly visible in the U.S., somewhat less convincing in other developed markets, and non-existent in the emerging markets as external demand remained insufficient to overpower other headwinds.

A deteriorating growth outlook throughout most of the year combined with a normalizing Federal Reserve interest rate policy contributed to the underperformance of developing economies. The Fed’s talk of tapering bond purchases was particularly damaging to developing countries running high current account and fiscal deficits, as these economies saw their currencies come under pressure. All of the countries with negative returns for the year were found within the emerging markets, with Indonesia, Brazil and Thailand posting the steepest losses.

Within China, the economy’s slowing growth fueled worries that global growth might stall. While signs of slowing economies were seen across the region, data releases during the second half of the year indicated that China’s growth rate was beginning to firm. India struggled during the year as a weakening currency and inflation hurt growth within the country. Actions by its central bank did not stop the country’s equity market from posting a negative return for the year, in U.S. dollar terms. Within Latin America, Brazil’s equity market also was pushed lower by inflation and rising interest rates.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s holdings in the information technology and consumer discretionary sectors. In addition, stock selection in China and Hong Kong contributed positively to the performance of the Fund.

The largest contributor to the Fund’s absolute returns in 2013 was information technology holding Tencent Holdings, Ltd. (Ticker: 700 HK). Tencent Holdings is a Chinese investment holding company whose subsidiaries provide mass media, entertainment, Internet and mobile phone value-added services, and operate online advertising services in China. The company’s shares advanced steadily throughout the year as it saw strong revenue and earnings per share growth. Notably, Tencent Holding’s e-commerce market share expanded during the year and it is now the third largest in the e-commerce market.

Within the consumer discretionary sector, Sands China, Ltd. (Ticker: 1928 HK) was a significant contributor to the Fund’s return. Sands China is an investment holding company that, along with its subsidiaries, is engaged in the development and operation of integrated resorts in Macao, which is a Special Administration Region within China. Sands China is one of Macao’s premium resorts. Revenue and earnings growth remain robust and the company continues to expand its gaming and entertainment options.

Relative to the Benchmark, all sectors contributed to returns for 2013. On an absolute basis, the materials and energy sector detracted from returns. At the country level, South Korea and Poland detracted from Fund performance versus the Benchmark.

The most significant detractor from the Fund’s return for the year was the South Korean company Samsung Electronics Co., Ltd. (Ticker: 005930 KS). Samsung is mainly engaged in the production of consumer electronic products. While the Fund maintained an average underweight to Samsung during the year, the company’s weak performance hurt absolute returns for the period. The strength of the South Korean Won and market share gains by competitor Apple weighed on Samsung, whose share price declined in the fourth quarter.

Fund holding China Shenhua Energy Co., Ltd. (1088 HK) was the largest detractor from absolute returns within the energy sector. China Shenhua is an integrated energy company, whose businesses include coal mining, thermal energy production and coal transportation. The company’s share price fell and margins came under pressure as coal prices faced headwinds during much of 2013.

At the close of 2013, developed markets are viewed with seemingly universal optimism while the emerging economies attract little in the way of positive sentiment. The negativity in many cases is well founded: a slowing China hurts emerging markets disproportionately through the commodities channel, many banking sectors used the low global rate environment to build up excess leverage, and the political cycle is also unfavorable. However, these headwinds already have resulted in extreme performance discrepancies that are unlikely to be repeated in 2014. This past year, the performance of emerging markets trailed developed markets near levels not seen since the depths of the credit crisis in 2009.

Looking ahead, we expect inflation to decline more than anticipated in the emerging markets, which will be an unexpected positive in many markets. We also think emerging markets’ correlation to improving developed markets, while less than it was last decade and unlikely to drive entire economies forward, will benefit select companies. With China, the world’s second-biggest economy, slowing and the euro zone still in the doldrums, operating conditions will remain trying for many businesses. The ability to identify companies with outsized and underappreciated earnings growth profiles will continue to be rewarded in this environment, as will the ability to nimbly react to the unforeseen risks presented by, among other things, a Federal Reserve in transition.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver
Lead Portfolio Manager	Co-Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/97 - 12/31/13)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	8.92%	3.42%	18.38%	13.89%	13.83%
MSCI Emerging Markets Index[2]	–2.27%	–1.74%	15.15%	11.53%	8.48%
MSCI Emerging Markets Growth Index[3]	0.07%	-0.59%	15.95%	10.57%	7.69%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 94.7%
FAR EAST — 48.8%
China — 20.3%
AIA Group, Ltd.	3,888,510	$19,506,988
Airtac International Group	667,000	5,415,941
AviChina Industry & Technology Co., Ltd. — H	18,743,025	10,901,183
Baidu, Inc. — SP ADR**	128,444	22,847,619
Cathay Pacific Airways, Ltd.	4,923,715	10,413,438
China Longyuan Power Group Corp. — H	16,140,583	20,794,195
China Mengniu Dairy Co., Ltd.	2,194,000	10,412,184
China Modern Dairy Holdings, Ltd.**	26,520,736	14,364,558
China State Construction International Holdings, Ltd.	8,163,230	14,633,029
CT Environmental Group, Ltd.**	20,270,990	10,142,945
ENN Energy Holdings, Ltd.	1,634,606	12,089,377
Haitong Securities Co., Ltd. — H	4,827,709	8,404,894
Hengan International Group Co., Ltd.	829,312	9,796,497
Hilong Holding, Ltd.	11,058,335	9,469,242
Home Inns & Hotels Management, Inc. — ADR**	354,971	15,490,934
Hong Kong Exchanges & Clearing, Ltd.	1,388,760	23,157,044
Industrial & Commercial Bank of China, Ltd. — H	28,738,000	19,419,821
New Oriental Education & Technology Group, Inc. — SP ADR	481,454	15,165,801
Nine Dragons Paper Holdings, Ltd.	9,277,086	8,075,562
Sands China, Ltd.	2,531,386	20,680,565
Shandong Weigao Group Medical Polymer Co., Ltd. — H	4,681,519	6,315,037
Sino Biopharmaceutical, Ltd.	13,214,273	10,480,350
Tencent Holdings, Ltd.	325,912	20,787,960
Vipshop Holdings, Ltd. — ADR**	141,850	11,870,008

		330,635,172

South Korea — 8.0%
E-Mart Co., Ltd.	63,783	16,106,666
Hotel Shilla Co., Ltd.	324,846	20,469,284
Hyundai Mobis Co., Ltd.	44,424	12,354,616

	Number of Shares	Value (Note A)

NAVER Corp.	14,369	$9,857,541
Samchuly Bicycle Co., Ltd.	382,539	7,013,910
Samsung Electronics Co., Ltd.	14,317	18,612,711
Shinhan Financial Group Co., Ltd.	693,470	31,080,808
SK Hynix, Inc.**	229,352	7,997,492
Sung Kwang Bend Co., Ltd.	267,940	6,778,792

		130,271,820

Taiwan — 6.9%
Delta Electronics, Inc.	4,787,937	27,310,527
E.Sun Financial Holding Co., Ltd.	13,918,700	9,246,909
Ginko International Co., Ltd.	662,000	12,505,444
Hermes Microvision, Inc.	505,000	16,402,100
Hiwin Technologies Corp.	2,019,000	17,037,546
MediaTek, Inc.	850,000	12,648,682
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,019,101	17,773,121

		112,924,329

India — 5.4%
HCL Technologies, Ltd.	1,203,413	24,563,400
ICICI Bank, Ltd.	948,786	16,853,587
Mahindra & Mahindra Financial Services, Ltd.	1,252,381	6,492,215
Sun Pharmaceutical Industries, Ltd.	1,678,657	15,399,788
Tech Mahindra, Ltd.	580,432	17,245,929
Zee Entertainment Enterprises, Ltd.	1,838,281	8,220,330

		88,775,249

Philippines — 2.1%
Bank of Philippine Islands	3,414,101	6,538,581
International Container Terminal Services, Inc.	2,402,455	5,521,330
Puregold Price Club, Inc.	8,446,006	7,212,384
Robinsons Retail Holdings, Inc.**	5,178,754	6,440,990
Universal Robina Corp.	3,669,462	9,350,896

		35,064,181

Malaysia — 1.9%
IOI Corp. BHD	6,504,725	9,353,459
IOI Properties Group SDN BHD**	2,168,241	1,661,513
Sapurakencana Petroleum BHD**	7,664,509	11,465,759
Tenaga Nasional BHD	2,355,438	8,183,448

		30,664,179

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Indonesia — 1.1%
PT Bank Mandiri Persero Tbk	16,432,319	$10,599,318
PT Telekomunikasi Indonesia Persero Tbk — SP ADR	204,567	7,333,727

		17,933,045

Singapore — 0.9%
Global Logistic Properties, Ltd.	6,587,959	15,087,128
Japan — 0.9%
Kansai Paint Co., Ltd.	1,000,536	14,773,844
Thailand — 0.7%
Airports of Thailand PCL — NVDR	2,217,900	10,698,027
Cambodia — 0.5%
NagaCorp, Ltd.	8,075,763	8,508,696
Vietnam — 0.1%
Viet Nam Dairy Products JSC	280,000	1,791,894

Total FAR EAST		797,127,564

NORTH AMERICA — 13.3%
Mexico — 7.6%
Banregio Grupo Financiero SAB de CV	1,647,999	9,794,717
Cemex SAB de CV**	28,612,406	33,616,536
Fibra Uno Administracion SA de CV — REIT	5,594,449	17,919,033
Fomento Economico Mexicano SAB de CV — SP ADR	100,641	9,849,735
Genomma Lab Internacional SAB de CV — B**	4,672,946	13,106,367
Grupo Financiero Banorte SAB de CV — O	3,456,691	24,187,438
Wal-Mart de Mexico SAB de CV — V	5,999,000	15,741,258

		124,215,084

United States — 3.9%
Cognizant Technology Solutions Corp. — A**	236,973	23,929,534
Mead Johnson Nutrition Co.	236,779	19,832,609
Schlumberger, Ltd.	227,333	20,484,977

		64,247,120

Canada — 1.8%
Gran Tierra Energy, Inc.**	2,765,339	20,175,455
SEMAFO, Inc.	3,378,727	8,874,228

		29,049,683

Total NORTH AMERICA		217,511,887

	Number of Shares	Value (Note A)

EUROPE — 13.2%
Russia — 6.8%
Eurasia Drilling Co., Ltd. — GDR	326,298	$14,683,410
Magnit — SP GDR	435,208	28,810,770
MegaFon — GDR	384,372	12,876,462
NovaTek — SP GDR	249,595	34,169,556
Sberbank RF — SP ADR	1,568,530	19,732,107

		110,272,305

United Kingdom — 2.8%
Afren PLC**	6,014,700	16,852,473
Bank of Georgia Holdings, PLC	398,423	15,801,534
Hikma Pharmaceuticals PLC	663,268	13,191,111

		45,845,118

Netherlands — 1.4%
Yandex NV — A**	547,202	23,611,766
Turkey — 0.9%
BIM Birlesik Magazalar AS	703,545	14,208,401
Italy — 0.7%
Prada SpA	1,293,679	11,511,529
Czech Republic — 0.6%
Komercni Banka AS	44,938	10,003,897

Total EUROPE		215,453,016

SOUTH AMERICA — 10.6%
Brazil — 8.3%
BB Seguridade Participacoes SA	1,543,375	16,027,419
BRF SA	270,700	5,650,938
Cia Brasileira de Distribuicao Grupo Pao de Acucar — PREF ADR	251,230	11,222,444
Estacio Participacoes SA	3,754,748	32,482,529
Gerdau SA — SP ADR	2,588,946	20,297,337
Hypermarcas SA	2,281,400	17,067,589
Itau Unibanco Holding SA — PREF ADR	1,185,950	16,093,342
Linx SA	139,551	2,833,904
Ultrapar Participacoes SA	600,409	14,238,798

		135,914,300

Peru — 1.5%
Credicorp, Ltd.	174,585	23,172,667
Colombia — 0.8%
Cementos Argos SA — Pref.	2,688,340	13,288,479

Total SOUTH AMERICA		172,375,446

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

AFRICA — 5.4%
South Africa — 5.1%
Anglo American Platinum, Ltd.**	228,180	$8,568,387
Bidvest Group, Ltd.	570,502	14,594,300
FirstRand, Ltd.	4,037,102	13,812,354
MTN Group, Ltd.	998,528	20,657,821
Naspers, Ltd.— N	245,571	25,657,605

		83,290,467

Kenya — 0.3%
Safaricom, Ltd.	41,405,300	5,205,649

Total AFRICA		88,496,116

MIDDLE EAST — 2.0%
United Arab Emirates — 1.1%
Al Noor Hospitals Group PLC**	1,203,469	17,886,225
Qatar — 0.9%
Qatar National Bank SAQ	328,585	15,520,148

Total MIDDLE EAST		33,406,373

CENTRAL AMERICA — 1.4%
Panama — 1.4%
Copa Holdings, SA — A	146,090	23,390,470

Total CENTRAL AMERICA		23,390,470

Total EQUITY SECURITIES (Cost $1,372,091,947)		1,547,760,872

EQUITY CERTIFICATES — 1.2%
MIDDLE EAST — 1.2%
Saudi Arabia — 1.2%
Saudi Airlines Catering Co.†	508,770	19,195,285

Total MIDDLE EAST		19,195,285

Total EQUITY CERTIFICATES (Cost $19,085,174)		19,195,285

	Number of Shares	Value (Note A)

RIGHTS — 0.0%
FAR EAST — 0.0%
Malaysia — 0.0%
IOI Properties Group SDN BHD — Rights, Expires January 8, 2014	1,084,120	$248,234

Total RIGHTS (Cost $248,348)		248,234

TOTAL INVESTMENTS (COST $1,391,425,469)	95.9%	$1,567,204,391
Other Assets In Excess Of Liabilities	4.1%	67,661,482

Net Assets	100.0%	$1,634,865,873

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$1,395,078,895

Gross Appreciation	$194,431,611
Gross Depreciation	(22,306,115)

Net Appreciation	$172,125,496

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2013, the value of these restricted securities amounted to $19,195,285 or 1.2% of net assets.

Additional information on each restricted security is as follows (see Note A in Notes to Financial Statements):

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Saudi Airlines Catering Co.	MLCO	11/20/13 to 12/18/13	$19,085,174

ADR — American Depository Receipt

GDR — Global Depository Receipt

MLCO — Merrill Lynch & Co., Inc.

NVDR — Non-Voting Depository Receipt

PREF ADR — Preferred American Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

Regional Weightings*

Asia/Far East Ex-Japan	47.9%
North America	13.3%
South America	10.6%
Eastern Europe	8.3%
Africa	5.4%
Western Europe	4.9%
Middle East	3.2%
Central America	1.4%
Japan	0.9%

Top Ten Holdings*

NovaTek — SP GDR	2.1%
Cemex SAB de CV	2.1%
Estacio Participacoes SA	2.0%
Shinhan Financial Group Co., Ltd.	1.9%
Magnit — SP GDR	1.8%
Delta Electronics, Inc.	1.7%
Naspers, Ltd.— N	1.6%
HCL Technologies, Ltd.	1.5%
Grupo Financiero Banorte SAB de CV — O	1.5%
Cognizant Technology Solutions Corp. — A	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Aerospace & Defense	0.7%
Airlines	2.1%
Auto Components	0.8%
Beverages	0.6%
Buliding Products	0.4%
Capital Markets	0.5%
Chemicals	0.9%
Commercial Banks	13.9%
Commercial Services & Supplies	1.2%
Construction & Engineering	1.6%
Construction Materials	2.9%
Consumer Finance	0.4%
Diversified Consumer Services	2.9%
Diversified Financial Services	2.3%
Diversified Telecommunication Services	0.5%
Electric Utilities	0.5%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	3.4%
Food & Staples Retailing	5.4%
Food Products	4.3%
Gas Utilities	0.8%
Health Care Equipment & Supplies	1.1%
Health Care Providers & Services	1.1%
Hotels, Restaurants & Leisure	4.0%

Industry	Percent of Net Assets
Independent Power Producers & Energy Traders	1.3%
Industrial Conglomerates	0.9%
Insurance	2.2%
Internet & Catalog Retail	0.7%
Internet Software & Services	4.7%
IT Services	4.0%
Leisure Equipment & Products	0.4%
Machinery	1.3%
Media	2.1%
Metals & Mining	2.3%
Oil, Gas & Consumable Fuels	5.2%
Paper & Forest Products	0.5%
Personal Products	1.6%
Pharmaceuticals	3.2%
Real Estate Investment Trusts	1.1%
Real Estate Management & Development	1.0%
Semiconductors & Semiconductor Equipment	4.5%
Software	0.2%
Textiles, Apparel & Luxury Goods	0.7%
Transportation Infrastructure	1.0%
Water Utilities	0.6%
Wireless Telecommunication Services	2.4%
Other Assets in Excess of Liabilities	4.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned 12.11% for the year ended December 31, 2013.1 This return was above the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), which returned 1.35% for the same period. The Fund’s return also was above the performance of the secondary benchmark, the MSCI Emerging Markets Index, which returned -2.27% for the same period.

During 2013, the global economy finally started showing signs of self-sustaining growth. While still quite tepid and below trend, the acceleration in growth was a welcome change from the slowdown of the past several years. Similar to the relative performances of equity markets, the economic rebound was most clearly visible in the U.S., somewhat less convincing in other developed markets, and non-existent in the emerging markets as external demand remained insufficient to overpower other headwinds.

A deteriorating growth outlook throughout most of the year combined with a normalizing Federal Reserve interest rate policy contributed to the underperformance of developing economies. The Fed’s talk of tapering bond purchases was particularly damaging to developing countries running high current account and fiscal deficits, as these economies saw their currencies come under pressure. All of the countries with negative returns for the year were found within the emerging markets, with Indonesia, Brazil and Thailand posting the steepest losses.

Within China, the economy’s slowing growth fueled worries that global growth might stall. While signs of slowing economies were seen across the region, data releases during the second half of the year indicated that China’s growth rate was beginning to firm. India struggled during the year as a weakening currency and inflation hurt growth within the country. Actions by its central bank did not stop the country’s equity market from posting a negative return for the year, in U.S. dollar terms. Within Latin America, Brazil’s equity market was also pushed lower by inflation and rising interest rates.

For 2013, key contributors to performance versus the Benchmark were the Fund’s holdings in the consumer discretionary, financials and energy sectors. In addition, stock selection in South Korea, Brazil and India contributed to the Fund’s outperformance. An overweight allocation to Saudi Arabia also made a significant contribution to performance during the year.

South Korean Kolao Holdings (Ticker: 900140 KS) was the most significant contributor to returns within the consumer discretionary sector for 2013. Kolao Holdings manages its wholly-owned subsidiary, Kolao Developing Co., Ltd., which is one of the largest automotive distributors in Laos. The company benefits from a first-mover advantage in Laos as well as favorable demographics within the country. The company’s share price started to advance late in the third quarter in what appeared to be anticipation of strong growth and earnings momentum.

Energy holding DNO International ASA (Ticker: DNO NO) made a notable contribution to the Fund’s relative and absolute returns for the year. DNO International is an oil and gas exploration and production company. It is engaged in the acquisition, development and operation of oil and gas properties, with activities primarily undertaken in the Middle East and the North African region. Stable production in Oman and Yemen provide the company with diversified revenue streams, while efforts in Kurdistan may yield the country’s first billion barrel oil field. Importantly, DNO International has shown a steady growth in reserves and production capacity while maintaining a strong balance sheet.

Certain areas detracted from Fund performance during the year. Two sectors that negatively affected performance of the Fund versus the Benchmark were information technology and consumer staples. Additionally, Taiwan, Vietnam and China allocations detracted from Fund performance versus the Benchmark.

Information technology holding NQ Mobile, Inc. (Ticker: NQ) was the most significant detractor from relative performance for the year. NQ Mobile is a global provider of mobile Internet services focusing on security, privacy and productivity. The company’s share price advanced through the first three quarters of the year. However, early in the fourth quarter, a well know short seller issued a report that accused the company of serious irregularities, including inflating the firm’s revenue data. The company’s shares saw a steep selloff when the report was issued and we have since exited the position.

Consumer staples holding Masan Group Corp. (Ticker: MSN VN) was a significant detractor for the year. The Vietnam-based company is engaged in the food processing industry, and it also has interests within the finance and mining industries. The company issued mixed results for its 2012 fiscal year. While top line growth appeared strong, there was some pressure on its bottom line. Masan Group’s consumer business maintained profitability but its finance business disappointed, with a decline of 76% in its year-over-year pretax profit. We exited this position in July.

We utilized option strategies in the Fund primarily to hedge a portion of the Fund’s portfolio, dampen volatility, and manage downside risk. These strategies primarily consisted of puts and put spreads on exchange-traded funds (ETFs). During 2013, options detracted from performance while helping the portfolio realize less volatility than the Benchmark.

At the close of 2013, developed markets are viewed with seemingly universal optimism while the emerging economies attract little in the way of positive sentiment. The negativity in many cases is well founded: a slowing China hurts emerging markets disproportionately through the commodities channel, many banking sectors used the low global rate environment to build up excess leverage, and the political cycle is also unfavorable. However, these headwinds already have resulted in extreme performance discrepancies that are unlikely to be repeated in 2014. This past year, the performance of emerging markets trailed developed markets near levels not seen since the depths of the credit crisis in 2009.

Looking ahead, we expect inflation to decline more than anticipated in the emerging markets, which will be an unexpected positive in many markets. We also think emerging markets’ correlation to improving developed markets, while less than it was last decade and unlikely to drive entire economies forward, will benefit select companies. With China, the world’s second-biggest economy, slowing and the euro zone still in the doldrums, operating conditions will remain trying for many businesses. The ability to identify companies with outsized and underappreciated earnings growth profiles will continue to be rewarded in this environment, as will the ability to nimbly react to the unforeseen risks presented by, among other things, a Federal Reserve in transition.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver	Howard Schwab
Lead Portfolio Manager	Co-Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/13	1 Year	Since Inception (08/22/11 - 12/31/13)	3 Years	5 Years	Since Inception (12/01/08 - 12/31/13)
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	12.11%	10.74%	7.37%	20.23%	20.86%
MSCI Emerging Markets Small Cap Index[2]	1.35%	2.97%	–3.18%	19.91%	22.41%
MSCI Emerging Markets Index[3]	–2.27%	4.23%	–1.74%	15.15%	16.58%

[1]

The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Small Cap Index (MSCI Emerging Markets Small Cap Index) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization weighted index designed to measure equity market performance in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 77.8%
FAR EAST — 43.9%
China — 21.8%
Airtac International Group	326,000	$2,647,072
Anton Oilfield Services Group	1,440,940	877,092
Bonjour Holdings, Ltd.	4,724,000	1,029,566
China Hongqiao Group, Ltd.	2,845,500	1,959,554
China Medical System Holdings, Ltd.	2,663,000	2,846,971
CIMC Enric Holdings, Ltd.	894,000	1,441,136
CT Environmental Group, Ltd.**	3,453,669	1,728,104
Haitian International Holdings, Ltd.	400,000	903,757
Hilong Holding, Ltd.	4,856,808	4,158,880
Home Inns & Hotels Management, Inc. — ADR**	84,390	3,682,780
Li Ning Co., Ltd. **	2,334,500	1,842,480
New Oriental Education & Technology Group, Inc. — SP ADR	31,133	980,690
Nine Dragons Paper Holdings, Ltd.	2,833,009	2,466,091
Qunar Cayman Islands, Ltd. — ADR**	52,354	1,388,952
Sino Oil and Gas Holdings, Ltd.**	46,385,000	1,495,461
SPT Energy Group, Inc.	4,874,000	2,897,636
Termbray Petro-King Oilfield Services, Ltd.**	2,965,000	1,567,711
Vipshop Holdings, Ltd. — ADR**	32,677	2,734,411
Xinjiang Goldwind Science & Technology Co., Ltd. — H	2,450,800	2,793,943
Xinyi Glass Holdings, Ltd.	2,106,000	1,857,684
Xinyi Solar Holdings, Ltd.**	2,106,000	434,546

		41,734,517

South Korea — 5.0%
Hotel Shilla Co., Ltd.	34,135	2,150,924
i-SENS, Inc.**	59,639	2,348,037
Kolao Holdings	35,241	903,267
Samchuly Bicycle Co., Ltd.	162,451	2,978,563
Sung Kwang Bend Co., Ltd.	36,253	917,189
Taewoong Co., Ltd.	8,900	238,238

		9,536,218

	Number of Shares	Value (Note A)

Taiwan — 4.5%
Giga Solar Materials Corp.	117,000	$1,884,342
Ginko International Co., Ltd.	90,000	1,700,136
Hermes Microvision, Inc.	60,000	1,948,764
Hiwin Technologies Corp.	357,000	3,012,582

		8,545,824

Malaysia — 2.6%
Dayang Enterprise Holdings, BHD	279,200	493,533
Dialog Group BHD	2,420,800	2,645,845
Oldtown BHD	2,258,600	1,792,813

		4,932,191

Sri Lanka — 2.5%
Commercial Bank of Ceylon PLC	1,689,221	1,554,910
Hatton National Bank PLC	1,695,335	1,905,308
John Keells Holdings PLC	814,836	1,415,996

		4,876,214

Philippines — 2.5%
Emperador, Inc.**	3,895,500	939,151
Philippine Seven Corp.	338,260	771,217
Puregold Price Club, Inc.	823,100	702,878
Robinsons Retail Holdings, Inc.**	396,873	493,604
Security Bank Corp.	353,400	920,476
Vista Land & Lifescapes, Inc.	7,610,497	891,671

		4,718,997

Thailand — 2.2%
Beauty Community PCL — NVDR	2,522,000	1,550,347
MC Group PCL — NVDR	3,724,500	1,314,796
Pruksa Real Estate PCL — NVDR	1,360,800	753,699
Sino Thai Engineering & Construction PCL — NVDR	1,349,900	542,260

		4,161,102

Indonesia — 1.3%
PT Pakuwon Jati Tbk	86,029,000	1,908,614
PT Tempo Scan Pacific Tbk	2,530,000	675,637

		2,584,251

Cambodia — 1.0%
NagaCorp, Ltd.	1,788,583	1,884,467

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Singapore — 0.5%
Ezion Holdings, Ltd.	567,600	$998,512

Total FAR EAST		83,972,293

EUROPE — 12.4%
United Kingdom — 4.4%
Afren PLC**	1,472,215	4,124,971
Genel Energy PLC**	111,075	1,977,307
Hikma Pharmaceuticals PLC	112,928	2,245,918

		8,348,196

Norway — 1.5%
DNO International ASA**	726,116	2,897,137
Cyprus — 1.5%
QIWI PLC — SP ADR	50,295	2,816,520
Greece — 1.4%
Diana Shipping, Inc.**	207,938	2,763,496
Turkey — 1.4%
Pegasus Hava Tasimaciligi AS**	44,543	752,402
Ulker Biskuvi Sanayi AS	277,430	1,962,278

		2,714,680

Austria — 1.2%
C.A.T. oil AG	80,470	2,236,200
Kazakhstan — 1.0%
Halyk Savings Bank of Kazakhstan — GDR	188,605	1,933,201

Total EUROPE		23,709,430

NORTH AMERICA — 10.6%
Mexico — 4.3%
Alsea SAB de CV	699,000	2,183,756
Banregio Grupo Financiero SAB de CV	441,660	2,624,962
Compartamos SAB de CV	503,700	942,087
Grupo Aeroportuario del Centro Norte SAB de CV — ADR	59,789	1,596,366
Qualitas Controladora SAB de CV	362,700	878,380

		8,225,551

Canada — 4.2%
Africa Oil Corp.**	369,695	3,204,443
Americas Petrogas, Inc.**	981,864	1,589,839
Gran Tierra Energy, Inc.**	176,809	1,292,474
SEMAFO, Inc.	731,633	1,921,634

		8,008,390

British Virgin Islands — 1.1%
Luxoft Holding, Inc.**	58,178	2,209,600

	Number of Shares	Value (Note A)

United States — 1.0%
Nexteer Automotive Group, Ltd.**	3,211,000	$1,834,431

Total NORTH AMERICA		20,277,972

AFRICA — 5.1%
Nigeria — 2.5%
Guaranty Trust Bank PLC	10,696,929	1,807,009
Unilever Nigeria PLC	1,966,977	661,603
Zenith Bank PLC	13,535,303	2,318,645

		4,787,257

Kenya — 2.2%
Equity Bank, Ltd.	3,609,600	1,286,155
Safaricom, Ltd.	22,854,400	2,873,352

		4,159,507

Egypt — 0.4%
Commercial International Bank Egypt SAE	167,000	783,021

Total AFRICA		9,729,785

SOUTH AMERICA — 3.3%
Brazil — 3.3%
Alpargatas SA — Pref.	157,100	985,517
BR Properties SA	108,800	857,764
Estacio Participacoes SA	311,900	2,698,264
Linx SA	90,041	1,828,490

		6,370,035

Total SOUTH AMERICA		6,370,035

MIDDLE EAST — 2.5%
Qatar — 1.0%
Gulf International Services OSC	112,304	1,881,242
Pakistan — 0.8%
Lucky Cement, Ltd.	537,717	1,532,822
United Arab Emirates — 0.7%
Al Noor Hospitals Group PLC**	88,018	1,308,143

Total MIDDLE EAST		4,722,207

Total EQUITY SECURITIES (Cost $126,383,644)		148,781,722

EQUITY CERTIFICATES — 17.0%
FAR EAST — 9.6%
India — 9.6%
Aurobindo Pharma, Ltd.†	492,183	3,125,527
Divi’s Laboratories, Ltd.†	151,023	2,982,005
Eicher Motors, Ltd.†	11,394	916,576
Emami, Ltd.†	109,313	837,763
IndusInd Bank, Ltd.†	269,422	1,832,444

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Ipca Laboratories, Ltd.†	79,744	$933,838
Jain Irrigation Systems, Ltd.†	1,523,529	1,788,185
Kaveri Seed Co., Ltd.†	90,722	2,702,740
SKS Microfinance, Ltd.†**	761,426	2,333,948
Zee Entertainment Enterprises, Ltd.†	211,668	946,526

		18,399,552

Total FAR EAST		18,399,552

MIDDLE EAST — 7.4%
Saudi Arabia — 7.4%
Al Mouwasat Medical Services Co.†	86,056	2,110,987
Al Tayyar Travel Group†	61,590	1,757,157
Bank Al-Jazira†**	202,877	2,033,936
Dallah Healthcare Holding Co.†	98,971	1,840,640
Emaar Economic City†**	561,347	1,990,672
Fawaz Abdulaziz Alhokair & Co.†	25,611	949,201
Jarir Marketing Co.†	30,429	1,290,035
Saudi Airlines Catering Co.†	59,582	2,247,958

		14,220,586

Total MIDDLE EAST		14,220,586

Total EQUITY CERTIFICATES (Cost $26,864,385)		32,620,138

PURCHASED CALL OPTIONS — 0.3%
Market Vectors Russia Index Fund, Exercise Price: $29.00, Expiration Date January, 2014**	10,000	450,000
iShares MSCI Taiwan ETF Index Fund, Exercise Price: $14.00, Expiration Date January, 2014**	2,500	120,000

Total PURCHASED CALL OPTIONS (Premiums paid $375,441)		570,000

PURCHASED PUT OPTIONS — 0.5%
iShares MSCI Emerging Markets Index Fund, Exercise Price: $40.50, Expiration Date January, 2014**	5,000	125,000
iShares MSCI Emerging Markets Index Fund, Exercise Price: $41.00, Expiration Date January, 2014**	8,000	288,000

	Number of Shares	Value (Note A)

iShares China Large-Cap Index Fund, Exercise Price: $38.00, Expiration Date January, 2014**	10,000	$530,000

Total PURCHASED PUT OPTIONS (Premiums paid $2,029,989)		943,000

TOTAL INVESTMENTS (COST $155,653,459)	95.6%	$182,914,860
Other Assets In Excess Of Liabilities	4.4%	8,369,873

Net Assets	100.0%	$191,284,733

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$156,787,571

Gross Appreciation	$31,783,989
Gross Depreciation	(5,656,700)

Net Appreciation	$26,127,289

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2013, the value of these restricted securities amounted to $32,620,138 or 17.0% of net assets.

Additional information on each restricted security is as follows (see Note A in Notes to Financial Statements):

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Al Mouwasat Medical Services Co.	MLCO	03/11/13 to 05/28/13	$1,573,201
Al Tayyar Travel Group	MLCO	07/11/13 to 10/02/13	$1,373,809
Aurobindo Pharma, Ltd.	MLCO	10/03/13 to 10/22/13	$1,715,937
Bank Al-Jazira	MSCO	02/19/13 to 05/28/13	$1,454,953
Dallah Healthcare Holding Co.	HSBC	12/18/13 to 12/24/13	$1,843,376
Divi’s Laboratories, Ltd.	MLCO	11/12/13 to 11/25/13	$2,732,978
Eicher Motors, Ltd.	MLCO	04/29/13 to 08/27/13	$614,903
Emaar Economic City	MSCO	05/29/13 to 06/04/13	$1,458,128
Emami, Ltd.	MLCO	03/13/13 to 04/26/13	$823,149

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Fawaz Abdulaziz Alhokair & Co.	MLCO	10/09/12 to 10/16/12	$440,676
IndusInd Bank, Ltd.	MLCO	11/25/13 to 12/05/13	$1,861,040
Ipca Laboratories, Ltd.	MLCO	03/04/13 to 03/14/13	$721,207
Jain Irrigation Systems, Ltd.	MLCO	04/17/13 to 12/09/13	$1,627,440
Jarir Marketing Co.	HSBC	12/16/13	$1,322,408
Kaveri Seed Co., Ltd.	MLCO	10/05/12 to 11/14/13	$2,210,132
Saudi Airlines Catering Co.	MSCO	11/18/13 to 12/17/13	$2,211,861
SKS Microfinance, Ltd.	MLCO	11/05/13 to 12/23/13	$2,008,203
Zee Entertainment Enterprises, Ltd.	MLCO	07/10/13 to 07/18/13	$870,984

ADR — American Depository Receipt

GDR — Global Depository Receipt

HSBC — Hong Kong Shanghai Banking Corporation

MLCO — Merrill Lynch & Co., Inc.

MSCO — Morgan Stanley

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

Regional Weightings(a)(b)

Asia/Far East Ex-Japan	53.5%
North America	10.6%
Western Europe	10.0%
Middle East	9.9%
Africa	5.1%
South America	3.3%
Eastern Europe	2.4%

Top Ten Holdings(a)

Hilong Holding, Ltd.	2.2%
Afren PLC	2.2%
Home Inns & Hotels Management, Inc. — ADR	1.9%
Africa Oil Corp.	1.7%
Aurobindo Pharma, Ltd.	1.6%
Hiwin Technologies Corp.	1.6%
Divi’s Laboratories, Ltd.	1.6%
Samchuly Bicycle Co., Ltd.	1.6%
SPT Energy Group, Inc.	1.5%
DNO International ASA	1.5%

(a)	All percentages are stated as a percent of net assets at December 31, 2013.

(b)	Excludes purchased options.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Airlines	0.4%
Auto Components	1.9%
Beverages	0.5%
Building Products	0.5%
Commercial Banks	9.9%
Commercial Services & Supplies	0.7%
Construction & Engineering	1.7%
Construction Materials	0.8%
Consumer Finance	1.7%
Diversified Consumer Services	1.9%
Electrical Equipment	1.5%
Energy Equipment & Services	7.9%
Food & Staples Retailing	1.0%
Food Products	3.4%
Health Care Equipment & Supplies	2.1%
Health Care Providers & Services	2.7%
Hotels, Restaurants & Leisure	6.1%
Household Products	0.3%
Industrial Conglomerates	0.7%
Insurance	0.5%
Internet & Catalog Retail	2.2%
IT Services	2.6%

Industry	Percent of Net Assets
Leisure Equipment & Products	1.6%
Life Sciences Tools & Services	1.6%
Machinery	5.7%
Marine	1.5%
Media	0.5%
Metals & Mining	2.0%
Oil, Gas & Consumable Fuels	8.7%
Other	0.8%
Paper & Forest Products	1.3%
Personal Products	0.4%
Pharmaceuticals	5.1%
Real Estate Management & Development	4.5%
Semiconductors & Semiconductor Equipment	2.2%
Software	1.0%
Specialty Retail	2.3%
Textiles, Apparel & Luxury Goods	2.2%
Transportation Infrastructure	0.8%
Water Utilities	0.9%
Wireless Telecommunication Services	1.5%
Other Assets in Excess of Liabilities	4.4%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned 29.24% for the year ended December 31, 2013. This return was above the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), which returned 18.82%.

International equities closed 2013 on a very strong note. Risk sentiment was aided by continuing positive data and a lack of destabilizing events during the year, with one of the largest positive surprises coming in the form of the European Central Bank’s (ECB) rate cut in November. Developed markets led global equities during 2013. For the year, German equities posted some of the strongest returns. The Japanese market also brought investors a stunning return in Japanese yen terms. Equity advances were broad-based across developed markets, with only commodity-driven countries failing to see substantial advances. All of the countries with negative returns were found within the emerging markets, with Indonesia and Brazil posting the worst returns for the year.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s holdings in the financials and materials sectors. In addition, stock selection in Japan and Canada contributed positively to the performance of the Fund compared to the Benchmark. The Fund was significantly underweight the materials sector throughout the year, which also proved beneficial.

AerCap Holdings NV (Ticker: AER) was the most significant contributor to the Fund’s performance during 2013. AerCap Holdings is an integrated global aviation company. It is engaged in the business of acquiring aviation assets at attractive prices, leasing the assets to suitable lessees, and managing the funding and other lease-related costs efficiently. It also provides aircraft management services. AerCap’s share price jumped dramatically in December on the announced acquisition of International Lease Finance Corporation from AIG. The acquisition should leave AerCap well positioned to take advantage of the growing demand for leasing aircraft.

Financials holding Hulic Co., Ltd. (Ticker: 3003 JP) made a significant contribution to the Fund’s return during 2013. Hulic is a Japan-based company mainly engaged in the leasing of condominiums, office buildings, shopping centers, hotels, distribution centers and land, the development of office buildings and other properties, and the investment of real estate securitized products, as well as the real estate investment advisory business. Hulic has been expanding its property portfolio and has a number of development projects in the pipeline. While continuing to make several acquisitions, the company has maintained a healthy balance sheet.

For 2013, the industrials and health care sectors detracted from the Fund’s performance versus the Benchmark. At the country level, security selection within France and Brazil detracted value.

The holding that was the most significant detractor from returns for the year was LightInTheBox Holding Co., Ltd. (Ticker: LITB). LightInTheBox is a global online retail company that offers lifestyle products, primarily within the categories of apparel, small accessories, and home and garden. The company’s initial public offering was in June 2013. In August 2013, LightInTheBox issued revenue guidance that was below market expectations. The company’s shares, which had rallied strongly on high expectations since its public offering, sold off on the news and remained below the share’s offering price for the remainder of 2013.

Brazil-based holding Mills Estruturas e Servicos de Engenharia SA (Ticker: MILS3 BZ) was the most significant detractor from the Fund within the industrials sector. Mills Estruturas provides scaffolding and concrete forms for Brazil’s oil, shipbuilding and construction industries. During the spring and summer, protests within Brazil fueled uncertainty about planned infrastructure projects within the country. The fear of reduced public infrastructure spending sparked a selloff in companies that depend heavily on government projects, such as Mills Estruturas.

As we enter 2014, a few of last year’s macro concerns are starting to fade. Encouraging signs include the Federal Reserve’s announcement that it will finally commence tapering bond purchases amid stronger and more sustainable U.S. growth, as well as broad euro zone growth — including in the U.K. — starting to gain some traction. At the same time, there remains uncertainty surrounding China’s ongoing commitment to economic rebalancing and Japan’s continuing implementation of monetary stimulus and tax reform. All of these taken together present challenges and opportunities as we begin the year. While mindful of the ongoing macro risks, we are encouraged by the opportunities we see in the global equity markets. That said, 2013 saw strong broad gains, particularly in developed markets, driven more by multiple expansion and less by earnings growth. We believe 2014 will see even more differentiation and be more of a stock picker’s market.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

David Mouser	Howard Schwab	Ryan Carpenter
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	Since Inception (09/17/07 - 12/31/13)	10 Years	Since Inception (08/1/02 - 12/31/13)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	29.24%	8.54%	20.33%	5.57%	14.90%	18.58%
MSCI AC World ex USA Small Cap Growth Index[2]	18.82%	4.67%	18.77%	2.18%	9.50%	11.69%

[1]

The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 44 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 98.8%
EUROPE — 42.5%
United Kingdom — 19.5%
Afren PLC**	1,027,676	$2,879,426
Bellway PLC	112,889	2,934,949
Berkeley Group Holdings PLC	48,546	2,135,162
Blinkx PLC**	519,269	1,764,919
Booker Group PLC	1,109,854	2,986,541
Britvic PLC	360,572	4,134,863
Countrywide PLC	280,385	2,762,619
Elementis PLC	656,257	2,922,228
Essentra PLC	339,910	4,835,111
Genel Energy PLC**	155,797	2,773,428
Great Portland Estates PLC — REIT	277,599	2,753,557
Halma PLC	430,760	4,304,889
Hays PLC	1,364,301	2,932,474
IG Group Holdings PLC	140,514	1,433,341
Jupiter Fund Management PLC	447,269	2,851,536
Monitise PLC**	2,390,014	2,651,701
Ocado Group PLC**	364,688	2,666,858
Rightmove PLC	67,683	3,070,998

		52,794,600

Germany — 5.5%
Drillisch AG	85,920	2,482,212
Duerr AG	30,224	2,694,755
Freenet AG	125,281	3,753,777
Leoni AG	19,085	1,426,452
Norma Group SE	32,171	1,597,043
Wirecard AG	72,991	2,883,390

		14,837,629

Denmark — 3.6%
GN Store Nord AS	172,221	4,230,296
Matas AS**	87,158	2,410,899
SimCorp AS	75,515	2,973,114

		9,614,309

Italy — 3.3%
Brembo SpA	76,731	2,066,850
Maire Tecnimont SpA**	905,002	2,029,376
Moncler SpA**	123,152	2,676,849
Yoox SpA**	48,719	2,184,949

		8,958,024

France — 3.3%
Ingenico	39,992	3,206,402
Plastic Omnium SA	91,348	2,551,058
Teleperformance	52,202	3,181,026

		8,938,486

Netherlands — 2.0%
AerCap Holdings NV**	68,704	2,634,798
Arcadis NV	82,186	2,896,692

		5,531,490

	Number of Shares	Value (Note A)

Norway — 1.8%
Opera Software ASA	351,630	$4,808,947
Switzerland — 1.3%
Dufry AG**	20,142	3,535,942
Ireland — 1.2%
Henderson Group PLC	893,243	3,381,389
Malta — 1.0%
Unibet Group PLC	53,467	2,581,140

Total EUROPE		114,981,956

FAR EAST — 38.8%
Japan — 26.0%
Alpine Electronics, Inc.	249,250	3,486,328
Century Tokyo Leasing Corp.	83,650	2,756,296
Disco Corp.	30,011	1,989,144
DMG Mori Seiki Co., Ltd.	158,800	2,853,002
Ebara Corp.	430,000	2,760,232
Exedy Corp.	38,899	1,135,832
F@N Communications, Inc.	99,200	2,948,400
Izumi Co., Ltd.	87,200	2,732,504
Kanamoto Co., Ltd.	137,220	3,482,946
Kose Corp.	85,100	2,699,022
Mabuchi Motor Co., Ltd.	24,580	1,458,788
Minebea Co., Ltd.	384,000	2,804,064
Next Co., Ltd.	179,524	1,904,172
Nippon Shinyaku Co., Ltd.	105,000	2,042,968
Obara Group, Inc.	86,725	2,709,384
OSG Corp.	154,800	2,625,323
Seiko Holdings, Corp.	259,314	1,275,517
Seino Holdings Co., Ltd.	288,000	3,016,466
Shinmaywa Industries, Ltd.	340,000	2,947,678
Sumitomo Real Estate Sales Co., Ltd.	30,995	947,715
Sun Frontier Fudousan Co., Ltd.	226,393	3,600,876
Tadano, Ltd.	272,724	3,651,513
Tokai Tokyo Financial Holdings, Inc.	453,201	4,372,350
Tokyo Tatemono Co., Ltd.	391,621	4,343,494
Yaskawa Electric Corp.	138,000	2,179,223
Zenkoku Hosho Co., Ltd.	85,029	3,714,114

		70,437,351

China — 8.6%
Airtac International Group	351,000	2,850,068
Ajisen China Holdings, Ltd.	1,319,517	1,364,730
China Modern Dairy Holdings, Ltd.**	5,515,302	2,987,280
Hilong Holding, Ltd.	3,457,055	2,960,273
Home Inns & Hotels Management, Inc. — ADR**	67,766	2,957,308
Li Ning Co., Ltd.**	1,202,600	949,139
Nine Dragons Paper Holdings, Ltd.	2,179,465	1,897,191
Sino Biopharmaceutical, Ltd.	1,666,756	1,321,918

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Soufun Holdings, Ltd. — ADR	31,947	$2,632,752
Techtronic Industries Co.	510,500	1,448,358
Vipshop Holdings, Ltd. — ADR**	22,262	1,862,884

		23,231,901

Taiwan — 1.7%
Ginko International Co., Ltd.	104,000	1,964,601
Hiwin Technologies Corp.	312,000	2,632,845

		4,597,446

South Korea — 1.0%
Hotel Shilla Co., Ltd.	45,154	2,845,256
Singapore — 1.0%
Ezion Holdings, Ltd.	1,470,000	2,585,998
Philippines — 0.5%
Emperador, Inc.**	5,127,100	1,236,072

Total FAR EAST		104,934,024

NORTH AMERICA — 14.6%
Canada — 10.0%
Aecon Group, Inc.	142,935	2,165,050
Avigilon Corp.**	100,424	2,907,073
CCL Industries, Inc. — B	34,359	2,562,410
Cineplex, Inc.	65,442	2,714,403
Constellation Software, Inc.	14,530	3,077,529
DeeThree Exploration Ltd.**	287,824	2,593,058
Element Financial Corp.**	203,272	2,679,038
Linamar Corp.	87,298	3,631,630
Secure Energy Services, Inc.	181,389	3,017,316
Stantec, Inc.	26,187	1,623,606

		26,971,113

Mexico — 3.7%
Alsea SAB de CV	1,101,400	3,440,900
Compartamos SAB de CV	708,771	1,325,638

	Number of Shares	Value (Note A)

Fibra Uno Administracion SA de CV — REIT	819,742	$2,625,636
Genomma Lab Internacional SAB de CV — B**	962,577	2,699,772

		10,091,946

United States — 0.9%
Samsonite International SA	819,079	2,492,845

Total NORTH AMERICA		39,555,904

SOUTH AMERICA — 2.9%
Brazil — 2.9%
Estacio Participacoes SA	600,685	5,196,559
Smiles SA	188,800	2,600,026

		7,796,585

Total SOUTH AMERICA		7,796,585

Total EQUITY SECURITIES (Cost $227,429,922)		267,268,469

TOTAL INVESTMENTS (COST $227,429,922)	98.8%	$267,268,469
Other Assets In Excess Of Liabilities	1.2%	3,402,245

Net Assets	100.0%	$270,670,714

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$230,149,839

Gross Appreciation	$40,938,592
Gross Depreciation	(3,819,962)

Net Appreciation	$37,118,630

**	Non-income producing security

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

Regional Weightings*

Western Europe	42.5%
Japan	26.0%
North America	14.6%
Asia/Far East Ex-Japan	12.8%
South America	2.9%

Top Ten Holdings*

Estacio Participacoes SA	1.9%
Essentra PLC	1.8%
Opera Software ASA	1.8%
Tokai Tokyo Financial Holdings, Inc.	1.6%
Tokyo Tatemono Co., Ltd.	1.6%
Halma PLC	1.6%
GN Store Nord AS	1.6%
Britvic PLC	1.5%
Freenet AG	1.4%
Zenkoku Hosho Co., Ltd.	1.4%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Auto Components	4.0%
Beverages	2.0%
Capital Markets	3.9%
Chemicals	2.9%
Construction & Engineering	2.6%
Consumer Finance	0.5%
Containers & Packaging	0.9%
Diversified Consumer Services	1.9%
Diversified Financial Services	3.9%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	4.7%
Energy Equipment & Services	3.2%
Food & Staples Retailing	1.1%
Food Products	1.1%
Health Care Equipment & Supplies	2.3%
Hotels, Restaurants & Leisure	4.9%
Household Durables	3.7%
Internet & Catalog Retail	2.5%
Internet Software & Services	4.5%
IT Services	1.1%

Industry	Percent of Net Assets
Machinery	11.1%
Media	3.8%
Multiline Retail	1.0%
Oil, Gas & Consumable Fuels	3.1%
Paper & Forest Products	0.7%
Personal Products	1.0%
Pharmaceuticals	2.2%
Professional Services	2.9%
Real Estate Investment Trusts	2.0%
Real Estate Management & Development	4.3%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	0.7%
Software	3.2%
Specialty Retail	2.2%
Textiles, Apparel & Luxury Goods	2.7%
Trading Companies & Distributors	2.3%
Wireless Telecommunication Services	2.3%
Other Assets in Excess of Liabilities	1.2%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Global Growth Fund (“Fund”) returned 17.79% for the year ended December 31, 2013. This return was below the performance of the Fund’s benchmark index, the Morgan Stanley Capital International All Country World Growth Index (“Benchmark”), which returned 23.62% for the year.

Global equities closed 2013 at new highs. Risk sentiment was aided by continuing positive data and a lack of destabilizing events during the year, with one of the largest positive surprises coming in the form of the European Central Bank’s (ECB) rate cut in November. Developed markets led global equities during 2013. For the year, U.S. and German equities posted some of the strongest returns. The Japanese market also brought investors a stunning return in Japanese yen terms. Equity advances were broad-based across developed markets, with only commodity-driven countries failing to see substantial advances. All of the countries with negative returns were found within the emerging markets, with Indonesia and Brazil posting the worst returns for the year.

Certain areas detracted from Fund performance during the year. Two sectors in which stock selection negatively affected the performance of the Fund versus the Benchmark were the health care and information technology sectors. Additionally, certain holdings in the United States, Japan and Brazil detracted from Fund performance versus the Benchmark.

Information technology holding Apple Inc. (Ticker: AAPL) was the most significant detractor from returns for the year. Apple designs, manufactures and markets mobile communication and media devices, personal computers, and portable digital music players. The first half of 2013 proved difficult for the company. The market worried about Apple’s ability to continue to innovate and maintain its leadership position in many of the industries it created, such as smart phones and tablets.

Health care holding Brasil Pharma SA (Ticker: BPHA3 BZ) was a significant detractor to the Fund’s performance during 2013. Brasil Pharma is a Brazil-based company engaged in the pharmaceutical retail sector. The company operates proprietary drugstores, and provides supply chain and logistics services for franchised stores. The share price suffered from a series of operational challenges during the year, with gross margins impacted early on, inflated operating expenses in the middle of the year, and a deceleration in store openings late in the year. The stock failed to recover as each operational problem solved was followed by a new challenge. Moreover, when slower store openings brought future growth into question, the stock did not rebound to its historical valuation multiple relative to earnings power.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s positioning in the financials and materials sectors. In addition, stock selection in China, Australia and Hong Kong positively contributed to the performance of the Fund versus the Benchmark.

A notable contribution to the Fund’s return for the year came from holding Safran, SA (Ticker: SAF FP). Safran is a leading provider of engines and equipment to the aerospace market. During the last three years, Safran’s revenues increased at an average growth rate of 9% and its net operating margin has improved from 7% to 9%. Consensus earnings growth estimates have been revised higher.

New Oriental Education & Technology Group, Inc. (Ticker: EDU) was a significant contributor to returns relative to the Benchmark during 2013. New Oriental Education is a provider of private educational services in China, offering a range of educational programs teaching English, test preparation courses and K-12 after school tutoring. After several years of pursuing revenue growth at the expense of margins, in 2013 the market rewarded New Oriental Education’s renewed focus on margin expansion in addition to revenue growth.

As we enter 2014, many of last year’s macro concerns look likely to fade. Encouraging signs include the Federal Reserve’s announcement that it will finally commence tapering bond purchases amid stronger and more sustainable U.S. growth, as well as broad euro zone growth — including in the U.K. — starting to gain some traction. At the same time, there remains uncertainty surrounding China’s ongoing commitment to economic rebalancing and Japan’s continuing implementation of monetary stimulus and tax reform. All of these taken together present challenges and opportunities as we begin the year. While mindful of the ongoing macro risks, we are encouraged by the opportunities we see in the global equity markets. That said, 2013 saw strong broad gains, particularly in developed markets, driven more by multiple expansion and less by earnings growth. We believe 2014 will see more company differentiation and be more of a stock picker’s market.

As always, we remain committed to uncovering attractive global growth equity investment opportunities that we believe will adequately compensate our shareholders for the risk taken with their capital. Thank you for your continued confidence in our management capabilities.

Sincerely,

Daniel M. Rea	Sebastien Pigeon	Joshua Rubin
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Global Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since May 1, 2008 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	Since Inception (05/01/08 - 12/31/13)
Driehaus Global Growth Fund (DRGGX)[1]	17.79%	3.31%	14.87%	–0.07%
MSCI AC World Growth Index[2]	23.62%	10.43%	16.52%	4.45%

[1]	The returns for the periods prior to September 1, 2009, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index) is a subset of the MSCI All Country World Index (MSCI ACWI) and includes only the MSCI ACWI stocks which are categorized as growth stocks. The MSCI ACWI is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 99.1%
NORTH AMERICA — 55.8%
United States — 50.2%
B/E Aerospace, Inc.**	4,445	$386,848
Biogen Idec, Inc.**	2,359	659,930
BioMarin Pharmaceutical, Inc.**	4,649	326,685
Bristol-Myers Squibb Co.	5,355	284,618
Celgene Corp.**	2,908	491,336
Celldex Therapeutics, Inc.**	7,008	169,664
Citigroup, Inc.	10,379	540,850
Concho Resources, Inc.**	9,526	1,028,808
Constellation Brands, Inc. — A**	7,375	519,052
Demandware, Inc.**	10,302	660,564
DexCom, Inc.**	8,762	310,262
Diamondback Energy Inc.**	14,477	765,254
Epizyme, Inc.**	6,125	127,400
Facebook, Inc. — A**	6,992	382,183
Gilead Sciences, Inc.**	16,331	1,227,275
GNC Holdings, Inc. — A	3,295	192,593
Google, Inc. — A**	668	748,634
Guidewire Software, Inc.**	12,890	632,512
Interactive Intelligence Group, Inc.**	4,997	336,598
Las Vegas Sands Corp.	8,556	674,812
LinkedIn Corp. — A**	1,722	373,381
Lowe’s Companies, Inc.	16,222	803,800
Marathon Petroleum Corp.	3,145	288,491
Mead Johnson Nutrition Co.	7,483	626,776
Medivation, Inc.**	5,027	320,823
Mondelez International, Inc. — A	18,303	646,096
Morgan Stanley	17,685	554,602
Pharmacyclics, Inc.**	2,594	274,393
priceline.com, Inc.**	455	528,892
Roper Industries, Inc.	3,017	418,398
Ross Stores, Inc.	7,868	589,549
Salesforce.com, Inc.**	11,126	614,044
ServiceNow, Inc.**	11,006	616,446
Starbucks Corp.	3,480	272,797
Twitter, Inc.**	1,312	83,509
Valero Energy Corp.	12,806	645,422
Visa, Inc. — A	3,407	758,671
Whirlpool Corp.	4,065	637,636
Yum! Brands, Inc.	5,401	408,370

		19,927,974

Canada — 4.2%
Canadian Pacific Railway, Ltd.	3,828	579,253
Dollarama, Inc.	6,920	574,642
Intact Financial Corp.	7,849	512,577

		1,666,472

Mexico — 1.4%
Fibra Uno Administracion SA de CV — REIT	174,322	558,354

Total NORTH AMERICA		22,152,800

	Number of Shares	Value (Note A)

EUROPE — 20.9%
United Kingdom — 8.3%
Aberdeen Asset Management PLC	51,238	$424,240
African Minerals, Ltd.**	58,574	192,295
Ashtead Group PLC	52,299	658,198
Booker Group PLC	36,530	98,300
Countrywide PLC	57,236	563,943
Genel Energy PLC**	25,000	445,039
Hays PLC	151,183	324,958
St. James’s Place PLC	47,527	572,956

		3,279,929

Netherlands — 3.5%
Airbus Group NV	3,822	293,446
LyondellBasell Industries NV — A	7,645	613,741
Sensata Technologies Holding NV**	12,315	477,452

		1,384,639

Norway — 1.8%
Seadrill, Ltd.	7,971	325,395
Telenor ASA	16,600	395,753

		721,148

France — 1.6%
Safran SA	9,097	632,122
Ireland — 1.5%
Eaton Corp. PLC	7,923	603,099
Denmark — 1.2%
GN Store Nord AS	19,769	485,590
Switzerland — 1.2%
Glencore Xstrata PLC	38,381	198,744
Roche Holding AG	1,001	279,636

		478,380

Italy — 1.0%
Moncler SpA**	18,930	411,465
Germany — 0.8%
Adidas AG	2,385	303,957

Total EUROPE		8,300,329

FAR EAST — 20.8%
China — 8.6%
AIA Group, Ltd.	115,393	578,877
Baidu, Inc. — SP ADR**	3,918	696,934
New Oriental Education & Technology Group, Inc. — SP ADR	24,802	781,263
Sohu.com, Inc.**	5,443	396,958
Tencent Holdings, Ltd.	5,525	352,406
Vipshop Holdings, Ltd. — ADR**	7,136	597,140

		3,403,578

Japan — 8.1%
Calbee, Inc.	15,572	377,803
Daikin Industries, Ltd.	3,156	196,295

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Denso Corp.	5,836	$307,566
Hulic Co., Ltd.	47,136	696,007
M3, Inc.	155	387,831
Sugi Holdings Co., Ltd.	8,688	352,684
Tokai Tokyo Financial Holdings, Inc.	39,671	382,734
Tokio Marine Holdings, Inc.	15,475	516,519

		3,217,439

Philippines — 2.0%
Puregold Price Club, Inc.	491,560	419,763
Robinsons Retail Holdings, Inc.**	285,261	354,789

		774,552

Cambodia — 1.0%
NagaCorp, Ltd.	389,429	410,306
Singapore — 1.0%
Global Logistic Properties, Ltd.	176,738	404,749
Thailand — 0.1%
Minor International PCL —NVDR	36,556	23,028

Total FAR EAST		8,233,652

SOUTH AMERICA — 1.6%
Peru — 1.1%
Credicorp, Ltd.	3,095	410,799

	Number of Shares	Value (Note A)

Brazil — 0.5%
Kroton Educacional SA	12,705	$211,422

Total SOUTH AMERICA		622,221

Total EQUITY SECURITIES (Cost $32,806,100)		39,309,002

TOTAL INVESTMENTS (COST $32,806,100)	99.1%	$39,309,002
Other Assets In Excess Of Liabilities	0.9%	376,922

Net Assets	100.0%	$39,685,924

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$32,949,979

Gross Appreciation	$6,789,244
Gross Depreciation	(430,221)

Net Appreciation	$6,359,023

**	Non-income producing security

ADR — American Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

North America	55.8%
Western Europe	20.9%
Asia/Far East Ex-Japan	12.7%
Japan	8.1%
South America	1.6%

Top Ten Holdings*

Gilead Sciences, Inc.	3.1%
Concho Resources, Inc.	2.6%
Lowe’s Cos Inc	2.0%
New Oriental Education & Technology Group, Inc. — SP ADR	2.0%
Diamondback Energy Inc	1.9%
Visa, Inc. — A	1.9%
Google, Inc. — A	1.9%
Baidu, Inc. — SP ADR	1.8%
Hulic Co., Ltd.	1.8%
Las Vegas Sands Corp.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Aerospace & Defense	3.3%
Auto Components	0.8%
Beverages	1.3%
Biotechnology	9.1%
Building Products	0.5%
Capital Markets	3.4%
Chemicals	1.6%
Commercial Banks	1.0%
Diversified Consumer Services	2.5%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	1.0%
Electrical Equipment	3.8%
Energy Equipment & Services	0.8%
Food & Staples Retailing	3.1%
Food Products	4.2%
Health Care Equipment & Supplies	2.0%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	4.5%

Industry	Percent of Net Assets
Household Durables	1.6%
Insurance	5.5%
Internet & Catalog Retail	2.8%
Internet Software & Services.	9.3%
IT Services	1.9%
Metals & Mining	1.0%
Multi-line Retail	1.5%
Oil, Gas & Consumable Fuels	8.0%
Pharmaceuticals	1.4%
Professional Services	0.8%
Real Estate Investment Trusts	1.4%
Real Estate Management & Development	4.2%
Road & Rail	1.4%
Software	5.5%
Specialty Retail	4.0%
Textiles, Apparel & Luxury Goods	1.8%
Trading Companies & Distributors	1.7%
Other Assets in Excess of Liabilities	0.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Mid Cap Growth Fund (“Fund”) returned 36.61% for the year ended December 31, 2013.1 This return was above the performance of the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Benchmark”), which returned 35.74% for the same period.

U.S. equities posted some of the strongest returns of any equity market in 2013, with the cyclical sectors providing leadership. The economy is finally showing signs of self-sustaining growth and investors and policymakers alike appear justifiably enthusiastic. While still quite tepid and below trend, the acceleration in growth is a welcome change from the slowdown of the past several years. Similar to the relative performances of equity markets, the economic rebound has been most clearly visible in the U.S., somewhat less convincing in other developed markets, and non-existent in the emerging markets as external demand remains insufficient to overpower other headwinds.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the consumer discretionary and information technology sectors.

Consumer discretionary holding Tesla Motors, Inc. (Ticker: TSLA) was the most significant contributor to Fund performance for the year. Tesla Motors is an electric car and components manufacturer addressing the large luxury car market. Tesla launched their Model S electric car in late 2012 and saw strong demand throughout 2013, which has meaningfully accelerated revenue and earnings growth for the company. The Model S received the Motor Trend 2013 car of the year award, as well as the highest safety rating possible from the National Highway Traffic Safety Administration (NHTSA). We see significant revenue and earnings growth for years to come driven by continued demand for the Model S, and the upcoming launches of the Model X (SUV) in 2014/2015 and Gen III (lower priced mass marketed electric vehicle) in 2017. The company has higher than peer margins driven by a differentiated distribution model and cost reductions of its batteries.

Additionally, within the information technology sector, Cornerstone OnDemand, Inc. (Ticker: CSOD) was a holding that contributed significantly to the Fund’s performance in 2013. Cornerstone OnDemand is a provider of talent management solutions delivered as Software-as-a-Service. Cornerstone OnDemand’s shares steadily advanced throughout the year as the company reported strong sales growth. Cornerstone continues to benefit from the consolidation of its competitors and solid execution in its core businesses.

During 2013, the two sectors that detracted the most value from Fund performance versus the Benchmark were energy and consumer staples.

Within the energy sector, one of the Fund’s most significant detractors from performance was Rosetta Resources, Inc. (Ticker: ROSE). Rosetta Resources is an independent exploration and production company engaged in the acquisition and development of U.S. onshore energy resources, with operations primarily located in South Texas. During the fourth quarter, the company announced operational issues. Specifically, the company said third party processing downtime and extended shut-ins for completion activities would decrease production volumes. This news, coupled with a 2014 budget that was above consensus expectations, pushed the company’s share price lower.

Within consumer staples, one of the most significant detractors from relative performance for the year was Beam, Inc. (Ticker: BEAM). Beam is a premium spirits company that makes and sells branded distilled spirits products in markets worldwide. While Beam contributed to the Fund’s performance on an absolute basis, the stock underperformed its industry peers and detracted from relative returns. Beam struggled mid-year as it reported second quarter results in line with consensus expectations and mixed third quarter results.

The outlook for the U.S. economy remains positive. Strong fundamentals should support increased consumer and corporate spending, bolstering U.S. corporate earnings growth. Consumer debt service ratios are the strongest they have been in decades. Consumers also stand to benefit from the wealth effect driven by equity gains, housing improvement and low inflation. Some added support for 2014 being a positive year is that historically strong return years, like 2013, are often followed by positive returns the following year. In addition, cyclical sectors like technology, industrials and energy historically do well during the 12 months preceding the first interest rate hike by the Federal Reserve. Market and economic trends can change, but at this point the trends appear constructive going into 2014.

From a thematic perspective, there are numerous sustainable trends we are excited about. The secular growth trends of the shale energy revolution, cloud computing, and next generation biotech continue to be powerful mega-themes generating many dynamic investment ideas throughout the Fund portfolio. In addition, the manufacturing and industrials sectors remain attractive, led by auto suppliers, building suppliers and non-residential construction companies. Overall, we continue to discover many exciting businesses that have strong, sustainable earnings growth, and we have high conviction in the dynamic and innovative companies we hold.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Mid Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Dan Wasiolek	Brad Jackson
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Mid Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 1999, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/13	1 Year	3 Years	Since Inception (04/27/09 - 12/31/13)	5 Years	10 Years	From 01/01/99 - 12/31/13
Driehaus Mid Cap Growth Fund (DRMGX)[1]	36.61%	14.39%	20.76%	18.52%	10.57%	9.90%
Russell Midcap® Growth Index[2]	35.74%	15.63%	22.85%	23.38%	9.77%	7.11%

[1]

The Driehaus Mid Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Institutional Mid Cap, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1986, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Mid Cap Investors, L.P. on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Source: Russell Indices

Driehaus Mid Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 99.9%
CONSUMER DISCRETIONARY — 28.9%
Specialty Retail — 9.0%
Conn’s, Inc.**	10,981	$865,193
GNC Holdings, Inc. — A	9,361	547,150
Lumber Liquidators Holdings, Inc.**	8,422	866,540
Restoration Hardware Holdings, Inc.**	12,028	809,484

		3,088,367

Hotels, Restaurants & Leisure — 3.1%
Chipotle Mexican Grill, Inc.**	988	526,387
Dunkin’ Brands Group, Inc.	10,940	527,308

		1,053,695

Household Durables — 2.9%
Harman International Industries, Inc.	5,929	485,288
Whirlpool Corp.	3,295	516,854

		1,002,142

Automobiles — 2.6%
Tesla Motors, Inc.**	5,922	890,550
Auto Components — 2.6%
Gentex Corp.	16,423	541,795
Goodyear Tire & Rubber Co.	14,515	346,183

		887,978

Media — 2.5%
AMC Networks, Inc. — A**	7,736	526,899
Discovery Communications, Inc. — A**	3,856	348,660

		875,559

Distributors — 2.4%
LKQ Corp.**	25,185	828,587
Leisure Equipment & Products — 2.2%
Hasbro, Inc.	11,086	609,841
Polaris Industries, Inc.	978	142,436

		752,277

Textiles, Apparel & Luxury Goods — 1.1%
Fifth & Pacific Companies, Inc.**	11,536	369,959
Internet & Catalog Retail — 0.5%
TripAdvisor, Inc.**	2,113	175,020

Total CONSUMER DISCRETIONARY		9,924,134

INFORMATION TECHNOLOGY — 19.2%
Software — 9.4%
Guidewire Software, Inc.**	17,219	844,936
NetSuite, Inc.**	3,019	311,017
ServiceNow, Inc.**	5,332	298,645
Splunk, Inc.**	2,945	202,233
Tableau Software, Inc. — A**	11,409	786,422

	Number of Shares	Value (Note A)

Ultimate Software Group, Inc.**	1,658	$254,039
Workday, Inc. — A**	6,519	542,120

		3,239,412

Internet Software & Services — 7.8%
Cornerstone OnDemand, Inc.**	13,654	728,304
CoStar Group, Inc.**	3,610	666,334
Demandware, Inc.**	9,799	628,312
Qihoo 360 Technology Co., Ltd.**	2,697	221,289
Yelp, Inc.**	6,248	430,799

		2,675,038

Semiconductors & Semiconductor Equipment —1.0%
Cree, Inc.**	5,544	346,888
Computers & Peripherals — 1.0%
Stratasys, Ltd.**	2,439	328,533

Total INFORMATION TECHNOLOGY		6,589,871

INDUSTRIALS — 18.9%
Electrical Equipment — 5.3%
Generac Holdings, Inc.	11,737	664,783
Roper Industries, Inc.	4,026	558,326
SolarCity, Corp.**	10,203	579,734

		1,802,843

Professional Services — 3.8%
Manpowergroup, Inc.	4,952	425,179
Towers Watson & Co. — A	6,985	891,356

		1,316,535

Marine — 2.4%
Kirby Corp.**	8,387	832,410
Trading Companies & Distributors — 1.5%
WW Grainger, Inc.	1,953	498,835
Construction & Engineering — 1.4%
Quanta Services, Inc.**	15,626	493,157
Building Products — 1.3%
USG Corp.**	16,292	462,367
Machinery — 1.1%
WABCO Holdings, Inc.**	3,926	366,728
Aerospace & Defense — 1.1%
Hexcel Corp.**	8,187	365,877
Airlines — 1.0%
Alaska Air Group, Inc.	4,601	337,575

Total INDUSTRIALS		6,476,327

HEALTH CARE — 11.1%
Biotechnology — 5.0%
Alnylam Pharmaceuticals, Inc.**	3,739	240,530
BioMarin Pharmaceutical, Inc.**	8,515	598,349
Celldex Therapeutics, Inc.**	10,505	254,326
Incyte Corp., Ltd.**	3,910	197,963

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Pharmacyclics, Inc.**	3,870	$409,369

		1,700,537

Health Care Technology — 2.8%
Medidata Solutions, Inc.**	16,153	978,387
Health Care Equipment & Supplies — 2.3%
DexCom, Inc.**	22,641	801,718
Health Care Providers & Services — 1.0%
Catamaran Corp.**	7,281	345,702

Total HEALTH CARE		3,826,344

CONSUMER STAPLES — 8.0%
Beverages — 4.4%
Beam, Inc.	7,160	487,310
Constellation Brands, Inc. — A**	14,516	1,021,636

		1,508,946

Food Products — 2.1%
The Hain Celestial Group, Inc.**	7,726	701,366
Food & Staples Retailing — 1.5%
Sprouts Farmers Market, Inc.**	13,644	524,339

Total CONSUMER STAPLES		2,734,651

ENERGY — 7.4%
Oil, Gas & Consumable Fuels — 4.5%
Laredo Petroleum Holdings, Inc.**	18,839	521,652
Rosetta Resources, Inc.**	10,570	507,783
Whiting Petroleum Corp.**	8,434	521,812

		1,551,247

Energy Equipment & Services — 2.9%
CARBO Ceramics, Inc.	3,105	361,826
Oceaneering International, Inc.	4,436	349,912
Seadrill, Ltd.	6,650	273,182

		984,920

Total ENERGY		2,536,167

FINANCIALS — 4.7%
Real Estate Management & Development — 2.0%
Altisource Portfolio Solutions SA**	4,386	695,751
Diversified Financial Services — 1.8%
CBOE Holdings, Inc.	11,496	597,332
Capital Markets — 0.9%
Financial Engines, Inc.	4,461	309,950

Total FINANCIALS		1,603,033

	Number of Shares	Value (Note A)

MATERIALS — 1.7%
Construction Materials — 1.7%
Eagle Materials, Inc.	7,362	$570,040

Total MATERIALS		570,040

Total EQUITY SECURITIES (Cost $28,007,441)		34,260,567

TOTAL INVESTMENTS (COST $28,007,441)	99.9%	$34,260,567
Other Assets In Excess Of Liabilities	0.1%	18,469

Net Assets	100.0%	$34,279,036

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$28,061,565

Gross Appreciation	$6,471,069
Gross Depreciation	(272,067)

Net Appreciation	$6,199,002

**	Non-income producing security

Top Ten Holdings*

Constellation Brands, Inc. — A	3.0%
Medidata Solutions, Inc.	2.9%
Towers Watson & Co. — A	2.6%
Tesla Motors, Inc.	2.6%
Lumber Liquidators Holdings, Inc.	2.5%
Conn’s, Inc.	2.5%
Guidewire Software, Inc.	2.5%
Kirby Corp.	2.4%
LKQ Corp.	2.4%
Restoration Hardware Holdings, Inc.	2.4%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Micro Cap Growth Fund (“Fund”) returned 7.40% for the period from its November 18, 2013 inception through December 31, 2013.1 This return was above the performance of the Fund’s benchmark index, the Russell Microcap® Growth Index (the “Benchmark”), which returned 7.07% for the same period.

U.S. equities posted some of the strongest returns of any equity market in 2013, with the cyclical sectors providing leadership. The economy is finally showing signs of self-sustaining growth and investors and policymakers alike appear justifiably enthusiastic. While still quite tepid and below trend, the acceleration in growth is a welcome change from the slowdown of the past several years. Similar to the relative performances of equity markets, the economic rebound has been most clearly visible in the U.S., somewhat less convincing in other developed markets, and non-existent in the emerging markets as external demand remains insufficient to overpower other headwinds.

For the period from the Fund’s November 18, 2013 launch through December 31, 2013, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology and industrials sectors.

Technology holding Responsys, Inc. (Ticker: MKTG) was the most significant contributor to Fund performance for the period. Responsys is a provider of on-demand marketing software and services. The company’s product offering allows clients to create, execute and automate marketing campaigns across interactive channels, including e-mail, mobile, social and the Web. Early in December, management increased its quarterly guidance due to encouraging online transaction volumes on early Christmas purchases, specifically in mobile sales. Later in the month, Oracle announced its intent to purchase Responsys for roughly $1.5 billion in cash, representing a 38% premium to the prior day’s closing price.

Additionally, Acceleron Pharma, Inc. (Ticker: XLRN) was a holding that contributed significantly to the Fund’s performance for the period. Acceleron Pharma is a clinical stage biopharmaceutical company focused on the discovery, development and commercialization of protein therapeutics for cancer and rare diseases. The company reported positive Phase II data, with research indicating a measurable clinical benefit from a recent trial.

During the period, the two sectors that detracted the most value from Fund performance versus the Benchmark were energy and consumer discretionary.

The holding that detracted most from the Fund’s return relative to the Benchmark during the period was BioTelemetry, Inc. (Ticker: BEAT). BioTelemetry provides cardiac monitoring services, cardiac monitoring device manufacturing, and centralized cardiac core laboratory services. During December, Medicare announced it will reduce its reimbursement for remote cardiac monitoring services, which will negatively affect BioTelemetry and all other providers of remote cardiac monitoring services in 2014.

Energy holding Triangle Petroleum Corp. (Ticker: TPLM) was a significant detractor for the period. Triangle Petroleum is an exploration and production company focused on the development of unconventional shale oil and natural gas resources. Early in December, the company announced quarterly earnings that showed strong revenue growth but below consensus estimates of earnings per share. Shares sold off on the news.

The outlook for the U.S. economy remains positive. Strong fundamentals should support increased consumer and corporate spending, bolstering U.S. corporate earnings growth. Consumer debt service ratios are the strongest they have been in decades. Consumers also stand to benefit from the wealth effect driven by equity gains, housing improvement and low inflation. Some added support for 2014 being a positive year is that historically strong return years, like 2013, are often followed by positive returns the following year. In addition, cyclical sectors like technology, industrials and energy historically do well during the 12 months preceding the first interest rate hike by the Federal Reserve. Market and economic trends can change, but at this point the trends appear constructive going into 2014.

From a thematic perspective, there are numerous sustainable trends we are excited about. The secular growth trends of the shale energy revolution, cloud computing, and next generation biotech continue to be powerful mega-themes generating many dynamic investment ideas throughout the Fund portfolio. In addition, the manufacturing and industrials sectors remain attractive, led by auto suppliers, building suppliers and non-residential construction companies. Overall, we continue to discover many exciting businesses that have strong, sustainable earnings growth, and we have high conviction in the dynamic and innovative companies we hold.

Thank you for your interest in the Driehaus Micro Cap Growth Fund. We appreciate your confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 2003, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only	Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/13	Since Inception (11/18/13 - 12/31/13)	1 Year	3 Years	5 Years	10 Years	From 01/01/03 - 12/31/13
Driehaus Micro Cap Growth Fund (DMCRX)[1]	7.40%	61.03%	15.81%	24.28%	12.72%	9.90%
Russell Microcap® Growth Index[2]	7.07%	52.84%	17.25%	23.78%	6.74%	11.33%

[1]

The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the micro cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate microcap growth manager's opportunity set.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 98.5%
HEALTH CARE — 25.8%
Biotechnology — 12.9%
ACADIA Pharmaceuticals, Inc.**	16,266	$406,486
Acceleron Pharma, Inc.**	22,107	875,436
Agios Pharmaceuticals, Inc.**	20,412	488,866
Alnylam Pharmaceuticals, Inc.**	6,192	398,330
Arrowhead Research Corp.**	37,966	411,932
Enzymotec, Ltd.**	18,878	509,895
Epizyme, Inc.**	18,847	392,018
Insmed, Inc.**	35,640	606,236
Insys Therapeutics, Inc.**	11,599	448,997
Karyopharm Therapeutics, Inc.**	16,420	376,346
Kindred Biosciences, Inc.**	27,742	309,046
KYTHERA Biopharmaceuticals, Inc.**	15,175	565,269
Ligand Pharmaceuticals, Inc.**	12,778	672,123
NewLink Genetics Corp.**	15,128	332,967
Receptos, Inc.**	13,726	397,917
Sangamo Biosciences, Inc.**	35,068	487,095
Stemline Therapeutics, Inc.**	20,858	408,817
TetraLogic Pharmaceuticals Corp.**	54,926	522,896
XOMA Corp.**	149,391	1,005,401

		9,616,073

Health Care Equipment & Supplies — 8.1%
AtriCure, Inc.**	15,265	285,150
Cerus Corp.**	135,067	871,182
GenMark Diagnostics, Inc.**	33,631	447,629
Novadaq Technologies, Inc.**	47,002	775,063
Oxford Immunotec Global PLC**	22,824	442,329
Spectranetics Corp.**	35,641	891,025
Staar Surgical Co.**	38,482	623,024
Unilife Corp.**	78,045	343,398
Zeltiq Aesthetics, Inc.**	71,644	1,354,788

		6,033,588

Pharmaceuticals — 2.3%
AcelRx Pharmaceuticals, Inc.**	95,340	1,078,295
AVANIR Pharmaceuticals, Inc.**	107,331	360,632
Repros Therapeutics, Inc.**	15,289	279,789

		1,718,716

Life Sciences Tools & Services — 1.4%
Cambrex Corp.**	17,444	311,027
Fluidigm Corp.**	19,326	740,572

		1,051,599

Health Care Technology — 0.7%
HealthStream, Inc.**	16,484	540,181

	Number of Shares	Value (Note A)

Health Care Providers & Services — 0.4%
BioTelemetry, Inc.**	42,456	$337,101

Total HEALTH CARE		19,297,258

INFORMATION TECHNOLOGY — 24.4%
Software — 9.3%
Callidus Software, Inc.**	118,054	1,620,881
Datawatch Corp.**	11,423	388,496
Gigamon, Inc.**	13,794	387,336
Interactive Intelligence Group, Inc.**	19,896	1,340,195
Proofpoint, Inc.**	42,136	1,397,651
PROS Holdings, Inc.**	36,843	1,470,036
Rally Software Development Corp.**	19,039	370,309

		6,974,904

Internet Software & Services — 8.0%
Autobytel, Inc.**	25,172	380,852
eGain Corp.**	50,513	517,253
Envestnet, Inc.**	13,656	550,337
Marketo, Inc.**	26,883	996,553
Move, Inc.**	39,756	635,698
SciQuest, Inc.**	18,331	522,067
SPS Commerce, Inc.**	8,550	558,315
Tucows, Inc.**	21,388	299,432
Wix.com, Ltd.**	16,707	448,583
Xoom Corp.**	37,351	1,022,297

		5,931,387

Semiconductors & Semiconductor Equipment — 3.3%
Applied Micro Circuits Corp.**	89,040	1,191,355
Montage Technology Group, Ltd.**	30,686	500,489
PDF Solutions, Inc.**	30,217	774,160

		2,466,004

Communications Equipment — 2.2%
CalAmp Corp.**	30,665	857,700
ShoreTel, Inc.**	86,854	806,005

		1,663,705

Electronic Equipment, Instruments & Components — 1.0%
Methode Electronics, Inc.	21,506	735,290
IT Services — 0.6%
Virtusa Corp.**	11,923	454,147

Total INFORMATION TECHNOLOGY		18,225,437

INDUSTRIALS — 17.2%
Machinery — 3.2%
Adept Technology, Inc.**	33,083	558,772
Federal Signal Corp.**	20,425	299,226
FreightCar America, Inc.	16,029	426,692
Manitex International, Inc.**	48,075	763,431
Wabash National Corp.**	24,879	307,256

		2,355,377

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Electrical Equipment — 2.3%
Powell Industries, Inc.	7,664	$513,411
Power Solutions International, Inc.**	9,597	720,735
PowerSecure International, Inc.**	26,100	448,137

		1,682,283

Building Products — 2.2%
Insteel Industries, Inc.	15,483	351,929
Norcraft Companies., Inc.**	24,925	489,029
Patrick Industries, Inc.**	27,946	808,478

		1,649,436

Aerospace & Defense — 2.0%
Astronics Corp.**	11,361	579,411
Erickson Air-Crane, Inc.**	23,037	478,939
Taser International, Inc.**	27,882	442,766

		1,501,116

Trading Companies & Distributors — 1.7%
H&E Equipment Services, Inc.**	27,377	811,181
Stock Building Supply Holdings, Inc.**	27,243	496,367

		1,307,548

Professional Services — 1.2%
Barrett Business Services, Inc.	10,055	932,501
Road & Rail — 1.0%
Marten Transport, Ltd.	36,681	740,589
Construction & Engineering — 1.0%
Argan, Inc.	13,517	372,529
Furmanite, Corp.**	32,801	348,347

		720,876

Marine — 1.0%
Safe Bulkers, Inc.	68,977	717,361
Air Freight & Logistics — 0.9%
Pacer International, Inc.**	81,634	674,297
Transportation Infrastructure — 0.7%
Aegean Marine Petroleum Network, Inc.	47,494	532,883

Total INDUSTRIALS		12,814,267

CONSUMER DISCRETIONARY — 15.2%
Specialty Retail — 5.3%
Cache, Inc.**	51,385	279,021
Christopher & Banks, Corp.**	111,930	955,882
Destination XLGroup, Inc.**	45,502	298,948
Kirkland’s, Inc.**	21,417	506,940
MarineMax, Inc.**	53,053	853,092
Stein Mart, Inc.	27,435	369,001
Zale Corp.**	42,351	667,875

		3,930,759

Auto Components — 2.3%
Gentherm, Inc.**	43,869	1,176,128

	Number of Shares	Value (Note A)

Quantum Fuel Systems Technologies Worldwide, Inc.**	71,883	$560,687

		1,736,815

Hotels, Restaurants & Leisure — 2.2%
Fiesta Restaurant Group, Inc.**	22,870	1,194,729
Multimedia Games Holding Co., Inc.**	14,335	449,546

		1,644,275

Household Durables — 1.4%
Dixie Group, Inc.**	79,276	1,046,443
Multiline Retail — 1.2%
Tuesday Morning Corp.**	56,364	899,569
Textiles, Apparel & Luxury Goods — 1.2%
Movado Group, Inc.	19,696	866,821
Media — 1.0%
Rentrak Corp.**	19,065	722,373
Automobiles — 0.6%
Winnebago Industries, Inc.**	17,737	486,881

Total CONSUMER DISCRETIONARY		11,333,936

ENERGY — 5.7%
Oil, Gas & Consumable Fuels — 4.4%
Ardmore Shipping Corp.	51,394	799,691
Callon Petroleum Co.**	95,446	623,262
Goodrich Petroleum Corp.**	30,507	519,229
Synergy Resources Corp.**	98,808	914,962
Triangle Petroleum Corp.**	51,042	424,669

		3,281,813

Energy Equipment & Services — 1.3%
Basic Energy Services, Inc.**	38,652	609,928
Era Group, Inc.**	10,683	329,677

		939,605

Total ENERGY		4,221,418

TELECOMMUNICATION SERVICES — 3.9%
Diversified Telecommunication Services — 3.1%
8X8, Inc.**	122,168	1,241,227
inContact, Inc.**	139,488	1,089,401

		2,330,628

Wireless Telecommunication Services — 0.8%
RingCentral, Inc.**	31,398	576,781

Total TELECOMMUNICATION SERVICES		2,907,409

CONSUMER STAPLES — 2.6%
Food & Staples Retailing — 1.1%
Natural Grocers by Vitamin Cottage, Inc.**	19,365	822,044
Food Products — 1.0%
Boulder Brands, Inc.**	45,039	714,319

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Beverages — 0.5%
Craft Brew Alliance, Inc.**	23,914	$392,668

Total CONSUMER STAPLES		1,929,031

MATERIALS — 2.5%
Chemicals — 2.5%
Advanced Emissions Solutions, Inc.**	20,051	1,087,366
Flotek Industries, Inc.**	17,922	359,695
Quaker Chemical Corp.	5,622	433,288

		1,880,349

Total MATERIALS		1,880,349

FINANCIALS — 1.2%
Capital Markets — 1.2%
ICG Group, Inc.**	29,910	557,223
Marcus & Millichap, Inc.**	24,993	372,396

		929,619

Total FINANCIALS		929,619

Total EQUITY SECURITIES (Cost $55,303,945)		73,538,724

TOTAL INVESTMENTS (COST $55,303,945)	98.5%	$73,538,724
Other Assets In Excess Of Liabilities	1.5%	1,138,061

Net Assets	100.0%	$74,676,785

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$55,708,874

Gross Appreciation	$19,106,399
Gross Depreciation	(1,276,549)

Net Appreciation	$17,829,850

**	Non-income producing security

Top Ten Holdings*

Callidus Software, Inc.	2.2%
PROS Holdings, Inc.	2.0%
Proofpoint, Inc.	1.9%
Zeltiq Aesthetics, Inc.	1.8%
Interactive Intelligence Group, Inc.	1.8%
8X8, Inc.	1.7%
Fiesta Restaurant Group, Inc.	1.6%
Applied Micro Circuits Corp.	1.6%
Gentherm, Inc.	1.6%
inContact, Inc.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Statements of Assets and Liabilities

December 31, 2013

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
ASSETS:
Investments, at cost	$111,616,188	$1,391,425,469

Investments, at market value	$131,509,530	$1,567,204,391
Foreign currency**	1,035,769	24,659,240
Cash	3,340,007	54,236,406
Segregated cash	—	—
Receivables:
Dividends	345,699	998,074
Investment securities sold	1,600,294	11,541,247
Fund shares sold	13,783	9,793,594
Net unrealized appreciation on unsettled foreign currency transactions	—	—
Prepaid expenses	10,744	24,575

TOTAL ASSETS	137,855,826	1,668,457,527

LIABILITIES:
Payables:
Investment securities purchased	3,346,037	28,779,045
Fund shares redeemed	370,667	2,402,058
Net unrealized depreciation on unsettled foreign currency transactions	14,798	51,875
Due to custodian	—	—
Due to affiliate	151,968	2,029,878
Audit and tax fees	51,450	48,115
Accrued expenses	33,554	280,683

TOTAL LIABILITIES	3,968,474	33,591,654

NET ASSETS	$133,887,352	$1,634,865,873

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	4,106,111	50,263,735

NET ASSET VALUE	$32.61	$32.53

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2013:
Paid-in capital	$343,103,912	$1,475,045,072
Accumulated net investment income (loss)	368,561	(188,729)
Accumulated net realized gain (loss)	(229,499,512)	(15,772,523)
Unrealized net foreign exchange gain (loss)	21,049	3,131
Unrealized net appreciation (depreciation) on investments	19,893,342	175,778,922

NET ASSETS	$133,887,352	$1,634,865,873

*	Fund commenced operations on November 18, 2013.

**	The cost of foreign currency was $1,032,356, $24,641,815, $1,725,618, $1,737,483, $194,397, $0, and $0, respectively.

Notes to Financial Statements are an integral part of these Statements.

Statements of Assets and Liabilities

December 31, 2013

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap* Growth Fund

$155,653,459	$227,429,922	$32,806,100	$28,007,441	$55,303,945

$182,914,860	$267,268,469	$39,309,002	$34,260,567	$73,538,724
1,728,111	1,747,481	193,027	—	—
5,289,668	2,313,346	—	205,572	880,247
499,993	—	—	—	—

56,876	467,671	20,009	7,552	1,381
2,771,185	4,032,145	624,715	600,390	789,805
1,219,928	1,016,529	—	—	51,274

4,446	—	—	—	—
11,307	9,632	7,839	7,805	20,697

194,496,374	276,855,273	40,154,592	35,081,886	75,282,128

2,770,269	5,594,440	274,087	623,697	448,945
111,806	150,046	—	100,000	42,640

—	9,349	2,270	—	—
—	—	90,902	—	—
233,477	336,745	37,702	21,843	48,303
46,950	48,950	46,950	42,700	42,700
49,139	45,029	16,757	14,610	22,755

3,211,641	6,184,559	468,668	802,850	605,343

$191,284,733	$270,670,714	$39,685,924	$34,279,036	$74,676,785

15,317,881	24,967,791	5,216,966	2,337,358	6,950,293

$12.49	$10.84	$7.61	$14.67	$10.74

$171,947,827	$221,387,503	$32,628,019	$27,029,960	$53,319,615
(530,093)	(828,338)	(53,409)	—	—
(7,408,199)	10,264,426	610,267	995,950	3,122,391
13,797	8,576	(1,855)	—	—
27,261,401	39,838,547	6,502,902	6,253,126	18,234,779

$191,284,733	$270,670,714	$39,685,924	$34,279,036	$74,676,785

Notes to Financial Statements are an integral part of these Statements.

Statements of Operations

For the year ended December 31, 2013

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends**	$2,876,347	$25,044,947

Total income	2,876,347	25,044,947

Expenses:
Investment advisory fee	2,231,145	19,091,401
Administration fee	184,894	702,017
Professional fees	39,986	217,641
Audit and tax fees	48,800	56,735
Federal and state registration fees	19,430	116,779
Custodian fees	44,391	389,408
Transfer agent fees	61,760	317,390
Trustees’ fees	33,418	74,504
Chief compliance officer fees	5,598	5,052
Reports to shareholders	18,009	100,565
Interest expense	14,197	—
Miscellaneous	31,317	52,289

Total expenses	2,732,945	21,123,781

Investment advisory fees recaptured (waived)	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(39,485)	(277,328)

Net expenses	2,693,460	20,846,453

Net investment income (loss)	182,887	4,198,494

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	33,140,638	78,192,294
Net realized foreign exchange gain (loss)	(229,221)	(4,856,157)
Net realized gain (loss) on written options	—	—
Net change in unrealized foreign exchange gain (loss)	(81,950)	(206,312)
Net change in unrealized appreciation (depreciation) on investments	(7,789,541)	29,850,559

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	25,039,926	102,980,384

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,222,813	$107,178,878

*	Fund commenced operations on November 18, 2013.

**	Dividends are net of $280,979, $2,639,487, $178,022, $251,409, $24,153, $0 and $0 nonreclaimable foreign taxes withheld, respectively.

Notes to Financial Statements are an integral part of these Statements.

Statements of Operations

For the year ended December 31, 2013

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap* Growth Fund

$2,760,273	$4,040,178	$439,643	$121,752	$12,026

2,760,273	4,040,178	439,643	121,752	12,026

2,203,464	3,794,929	420,570	289,322	102,489
173,740	244,223	83,446	60,034	12,469
45,790	53,846	19,576	17,473	3,264
51,428	47,800	47,300	41,100	42,700
40,163	19,444	17,280	19,420	9,351
89,523	66,638	16,450	7,330	2,000
40,040	50,199	37,471	37,826	6,000
31,318	36,354	27,551	27,193	3,904
5,765	5,052	5,537	5,731	313
18,172	17,109	10,521	9,693	3,664
—	—	—	—	—
20,987	32,370	19,832	19,572	756

2,720,390	4,367,964	705,534	534,694	186,910

108,124	—	—	(27,897)	(39,026)
—	—	—	—	(2,500)
(6,000)	—	—	—	(6,000)
(32,223)	(56,916)	(3,750)	(41)	—

2,790,291	4,311,048	701,784	506,756	139,384

(30,018)	(270,870)	(262,141)	(385,004)	(127,358)

(2,562,914)	56,856,593	4,954,368	6,878,923	3,463,074
(441,557)	(153,716)	(23,292)	—	—
1,024,491	—	—	—	—
13,741	9,806	(11,107)	—	—

13,614,700	8,727,943	1,421,757	2,428,262	18,234,779

11,648,461	65,440,626	6,341,726	9,307,185	21,697,853

$11,618,443	$65,169,756	$6,079,585	$8,922,181	$21,570,495

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

	Driehaus International Discovery Fund		Driehaus Emerging Markets Growth Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$182,887	$244,710	$4,198,494	$4,157,563
Net realized gain (loss) on investments, written options and foreign currency transactions	32,911,417	8,527,491	73,336,137	19,369,938
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	(7,871,491)	20,521,222	29,644,247	125,738,544

Net increase (decrease) in net assets resulting from operations	25,222,813	29,293,423	107,178,878	149,266,045

Distributions to shareholders:
Net investment income	—	—	—	(3,661,528)
Capital gains	—	—	(38,958,248)	—

Total distributions to shareholders	—	—	(38,958,248)	(3,661,528)

Capital share transactions:
Proceeds from shares sold	11,537,101	24,049,036	798,853,985	312,726,256
Reinvestment of distributions	—	—	36,327,537	3,382,086
Cost of shares redeemed	(109,272,884)	(58,882,173)	(257,928,242)	(213,801,609)
Redemption fees	7,011	6,317	133,953	55,671

Net increase (decrease) in net assets derived from capital share transactions	(97,728,772)	(34,826,820)	577,387,233	102,362,404

Total increase (decrease) in net assets	(72,505,959)	(5,533,397)	645,607,863	247,966,921

NET ASSETS:

Beginning of period	$206,393,311	$211,926,708	$989,258,010	$741,291,089

End of period	$133,887,352	$206,393,311	$1,634,865,873	$989,258,010

Accumulated net investment income (loss)	$368,561	$(124,055)	$(188,729)	$(1,325,050)

Capital share transactions are as follows:
Shares issued	393,225	911,174	24,927,434	11,029,785
Shares reinvested	—	—	1,125,389	111,842
Shares redeemed	(3,697,504)	(2,232,234)	(8,112,206)	(7,645,029)

Net increase (decrease) from capital share transactions	(3,304,279)	(1,321,060)	17,940,617	3,496,598

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

Driehaus Emerging Markets Small Cap Growth Fund		Driehaus International Small Cap Growth Fund		Driehaus Global Growth Fund
For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012

$(30,018)	$(10,729)	$(270,870)	$713,843	$(262,141)	$(221,099)

(1,979,980)	(816,569)	56,702,877	845,340	4,931,076	2,055,406

13,628,441	14,288,099	8,737,749	23,642,149	1,410,650	3,299,298

11,618,443	13,460,801	65,169,756	25,201,332	6,079,585	5,133,605

(309,776)	(1,246,733)	(2,881,066)	(1,069,444)	—	—
—	—	(27,524,912)	—	(4,062,770)	(1,436,164)

(309,776)	(1,246,733)	(30,405,978)	(1,069,444)	(4,062,770)	(1,436,164)

131,452,307	53,977,441	16,017,728	35,435,959	710,860	7,015,096
255,145	1,219,637	25,648,585	935,098	4,062,771	1,436,164
(32,737,622)	(19,133,876)	(40,720,045)	(58,279,425)	(2,454,266)	(12,378,753)
8,846	350	2,085	5,968	66	61

98,978,676	36,063,552	948,353	(21,902,400)	2,319,431	(3,927,432)

110,287,343	48,277,620	35,712,131	2,229,488	4,336,246	(229,991)

$80,997,390	$32,719,770	$234,958,583	$232,729,095	$35,349,678	$35,579,669

$191,284,733	$80,997,390	$270,670,714	$234,958,583	$39,685,924	$35,349,678

$(530,093)	$(611,537)	$(828,338)	$847,767	$(53,409)	$—

10,815,539	5,222,635	1,486,659	3,956,697	93,997	969,774
20,760	112,513	2,447,384	98,847	550,511	198,365
(2,780,050)	(1,788,732)	(3,826,073)	(6,557,312)	(326,797)	(1,680,121)

8,056,249	3,546,416	107,970	(2,501,768)	317,711	(511,982)

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

	Driehaus Mid Cap Growth Fund		Driehaus Micro Cap Growth Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the period November 18, 2013 through December 31, 2013*
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(385,004)	$(185,450)	$(127,358)
Net realized gain (loss) on investments, written options and foreign currency transactions	6,878,923	1,946,830	3,463,074
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	2,428,262	837,646	18,234,779

Net increase (decrease) in net assets resulting from operations	8,922,181	2,599,026	21,570,495

Distributions to shareholders:
Net investment income	—	—	—
Capital gains	(5,564,780)	(2,022,728)	—

Total distributions to shareholders	(5,564,780)	(2,022,728)	—

Capital share transactions:
Proceeds from shares sold	2,615,263	728,944	53,149,020
Reinvestment of distributions	5,410,540	1,961,290	—
Cost of shares redeemed	(1,285,889)	(980,231)	(42,730)
Redemption fees	814	—	—

Net increase (decrease) in net assets derived from capital share transactions	6,740,728	1,710,003	53,106,290

Total increase (decrease) in net assets	10,098,129	2,286,301	74,676,785

NET ASSETS:

Beginning of period	$24,180,907	$21,894,606	$—

End of period	$34,279,036	$24,180,907	$74,676,785

Accumulated net investment income (loss)	$—	$—	$—

Capital share transactions are as follows:
Shares issued	166,620	52,589	6,954,301
Shares reinvested	379,687	151,568	—
Shares redeemed	(87,563)	(73,229)	(4,008)

Net increase (decrease) from capital share transactions	458,744	130,928	6,950,293

*	Fund commenced operations on November 18, 2013.

Notes to Financial Statements are an integral part of these Statements.

Driehaus International Discovery Fund

Financial Highlights

	For the year ended December 31, 2013		For the year ended December 31, 2012		For the year ended December 31, 2011		For the year ended December 31, 2010	For the year ended December 31, 2009
Net asset value, beginning of period	$27.85		$24.27		$30.27		$27.19	$18.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03		0.03^		0.13	^	(0.22)	0.00 ~
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.73		3.55		(6.13)		3.86	9.02

Total income (loss) from investment operations	4.76		3.58		(6.00)		3.64	9.02

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—		(0.56)	(0.11)
Distributions from capital gains	—		—		—		—	—

Total distributions	—		—		—		(0.56)	(0.11)

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	0.00 ~	0.00 ~

Net asset value, end of period	$32.61		$27.85		$24.27		$30.27	$27.19

Total Return	17.09%		14.75%		(19.85)%		13.47%	49.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$133,887		$206,393		$211,927		$338,840	$364,411
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.65	%¥	1.76	%¥	1.72	%¥	1.71%	1.75%
Ratio of net expenses to average net assets	1.62	%#¥	1.75	%#¥	1.71	%#¥	1.70%#	1.74%#
Ratio of net investment income (loss) to average net assets	0.11	%#	0.11	%#	0.44	%#	(0.77)%#	0.07%#
Portfolio turnover	156%		112%		119%		93%	145%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2013, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009
Net asset value, beginning of period	$30.61	$25.72	$32.20	$29.24	$17.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10	0.13	0.16	(0.04)^	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.62	4.88	(4.97)	6.84	12.09

Total income (loss) from investment operations	2.72	5.01	(4.81)	6.80	12.04

LESS DISTRIBUTIONS:
Dividends from net investment income	—	(0.12)	—	(0.69)	—
Distributions from capital gains	(0.80)	—	(1.67)	(3.15)	—

Total distributions	(0.80)	(0.12)	(1.67)	(3.84)	—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.01

Net asset value, end of period	$32.53	$30.61	$25.72	$32.20	$29.24

Total Return	8.92%	19.51%	(15.02)%	23.56%	70.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,634,866	$989,258	$741,291	$834,311	$575,842
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.66%	1.68%	1.68%	1.69%	1.78%
Ratio of net expenses to average net assets	1.64%#	1.66%#	1.64%#	1.63%#	1.75%#
Ratio of net investment income (loss) to average net assets	0.33%#	0.48%#	0.49%#	(0.15)%#	(0.30)%#
Portfolio turnover	264%	278%	342%	293%	275%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2013		For the year ended December 31, 2012		For the period August 22, 2011 through December 31, 2011
Net asset value, beginning of period	$11.15		$8.81		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00	)^~	0.00	^~	(0.03)
Net realized and unrealized gain (loss) on investments	1.36		2.52		(1.16)

Total income (loss) from investment operations	1.36		2.52		(1.19)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)		(0.18)		—
Distributions from capital gains	—		—		—

Total distributions	(0.02)		(0.18)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	—

Net asset value, end of period	$12.49		$11.15		$8.81

Total Return	12.11%		28.83%		(11.90	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$191,285		$80,997		$32,720
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.85%		2.15%		2.74	%*
Ratio of net expenses to average net assets	1.90	%+#	1.99	%+#	1.97	%*+#
Ratio of net investment loss to average net assets	(0.02	)%+#	(0.02	)%+#	(0.91	)%*+#
Portfolio turnover	223%		183%		74	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010		For the year ended December 31, 2009
Net asset value, beginning of period	$9.45	$8.51	$9.66	$7.64		$4.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)^	0.03	0.07	(0.06)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.74	0.95	(1.17)	2.14		2.73

Total income (loss) from investment operations	2.73	0.98	(1.10)	2.08		2.71

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.13)	(0.04)	(0.05)	(0.06)		—
Distributions from capital gains	(1.21)	—	—	—		—

Total distributions	(1.34)	(0.04)	(0.05)	(0.06)		—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00	~	0.00	~

Net asset value, end of period	$10.84	$9.45	$8.51	$9.66		$7.64

Total Return	29.24%	11.67%	(11.39)%	27.13%		55.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$270,671	$234,959	$232,729	$258,446		$201,020
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.73%	1.76%	1.73%	1.75%		1.87%
Ratio of net expenses to average net assets	1.70%#	1.74%#	1.69%#	1.72	%+#	1.85	%+#
Ratio of net investment income (loss) to average net assets	(0.11)%#	0.31%#	0.66%#	(0.76	)%+#	(0.54	)%+#
Portfolio turnover	320%	280%	311%	298%		265%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund oprating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011		For the year ended December 31, 2010		For the year ended December 31, 2009
Net asset value, beginning of period	$7.22	$6.58	$9.01		$7.59		$4.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(0.05)	(0.10)		(0.11)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.31	1.00	(1.53)		1.55		2.66

Total income (loss) from investment operations	1.26	0.95	(1.63)		1.44		2.61

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—		(0.02)		—
Distributions from capital gains	(0.87)	(0.31)	(0.80)		—		—

Total distributions	(0.87)	(0.31)	(0.80)		(0.02)		—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00	~	—		0.00	~

Net asset value, end of period	$7.61	$7.22	$6.58		$9.01		$7.59

Total Return	17.79%	14.36%	(18.15)%		19.00%		52.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$39,686	$35,350	$35,580		$52,719		$40,301
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.93%	2.02%¥	1.88	%¥	1.81%		2.34%
Ratio of net expenses to average net assets	1.92%#	2.01%#¥	1.97	%+#¥	2.00	%+#	2.00	%+#
Ratio of net investment income (loss) to average net assets	(0.72)%#	(0.62)%#	(1.08	)%+#	(1.37	)%+#	(1.09	)%+#
Portfolio turnover	163%	103%	142%		145%		119%

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and/or recapture, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period April 27, 2009 through December 31, 2009
Net asset value, beginning of period	$12.87	$12.53	$13.69	$11.63	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.16)	(0.10)	(0.16)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	4.79	1.61	(0.14)	3.25	2.85

Total income (loss) from investment operations	4.63	1.51	(0.30)	3.11	2.77

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.83)	(1.17)	(0.86)	(1.05)	(1.14)

Total distributions	(2.83)	(1.17)	(0.86)	(1.05)	(1.14)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00	~

Net asset value, end of period	$14.67	$12.87	$12.53	$13.69	$11.63

Total Return	36.61%	11.97%	(2.15)%	26.59%	27.66	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$34,279	$24,181	$21,895	$21,573	$14,821
Ratio of expenses before reimbursements and waivers to average net assets	1.85%	1.97%	1.95%	2.47%	2.82	%*
Ratio of net expenses to average net assets	1.75%+	1.75%+	1.75%+	1.75%+	1.75	%*+
Ratio of net investment income (loss) to average net assets	(1.33)%+	(0.78)%+	(1.13)%+	(1.39)%+	(1.15	)%*+
Portfolio turnover	199%	123%	193%	182%	208	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 30, 2015.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the period November 18, 2013 through December 31, 2013
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	0.76

Total income (loss) from investment operations	0.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	—

Total distributions	—

Net asset value, end of period	$10.74

Total Return	7.40	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$74,677
Ratio of expenses before reimbursements and waivers to average net assets	2.28	%*
Ratio of net expenses to average net assets	1.70	%*+
Ratio of net investment income (loss) to average net assets	(1.55	)%*+
Portfolio turnover	21	%**

*	Annualized

**	Not Annualized

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 18, 2016.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds

Notes to Financial Statements

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered investment management company, organized as a Delaware statutory trust, with ten separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The seven series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Global Growth Fund	05/01/08
Driehaus Mid Cap Growth Fund	04/27/09
Driehaus Micro Cap Growth	11/18/13

*	On December 29, 2010, the Driehaus International Small Cap Growth Fund was closed to new investors.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of non-U.S. companies exhibiting strong growth characteristics.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Global Growth Fund seeks to achieve its objective by investing primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics.

Driehaus Mid Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of mid capitalization U.S. companies exhibiting strong growth characteristics.

Driehaus Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.

Fiscal Year-End

The fiscal year-end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2013 is as follows:

Fund	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus International Discovery Fund
Investments in Securities*	$131,509,530	$131,509,530	$—	$—

Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$88,496,116	$88,496,116	$—	$—
Central America	23,390,470	23,390,470	—	—
Europe	215,453,016	215,453,016	—	—
Far East	797,127,564	795,466,051	1,661,513	—
Middle East	33,406,373	33,406,373	—
North America	217,511,887	217,511,887	—	—
South America	172,375,446	172,375,446	—	—
Equity Certificates*	19,195,285	—	19,195,285	—
Rights	248,234	—	248,234	—

Total Investments	$1,567,204,391	$1,546,099,359	$21,105,032	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$9,729,785	$9,729,785	$—	$—
Europe	23,709,430	23,709,430	—	—
Far East	83,972,293	83,201,076	771,217	—
Middle East	4,722,207	4,722,207	—
North America	20,277,972	20,277,972	—	—
South America	6,370,035	6,370,035	—	—
Equity Certificates*	32,620,138	—	32,620,138	—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Call Options by Risk Category:
Equity Contracts	$570,000	$570,000	$—	$—
Purchased Put Options by Risk Category:
Equity Contracts	943,000	943,000	—	—

Total Investments	$182,914,860	$149,523,505	$33,391,355	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*
Total Investments	$267,268,469	$267,268,469	$—	$—

Driehaus Global Growth Fund
Investments in Securities*	$39,309,002	$39,309,002	$—	$—

Driehaus Mid Cap Growth Fund
Investments in Securities*	$34,260,567	$34,260,567	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$73,538,724	$73,538,724	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the period ended December 31, 2013, securities with end of period values of $25,534,524, $286,526,143, $26,455,787, $37,339,389 and $1,606,752 held by Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, and Driehaus Global Growth Fund, respectively, were transferred from level 2 to level 1.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended December 31, 2013, the average value of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund is $1,949,988 and $110,963, respectively.

The premiums received and the number of option contracts written during the period ended December 31, 2013, were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—
Options written	130,000	6,324,546
Options closed	(130,000)	(6,324,546)
Options expired	—	—

Options outstanding at December 31, 2013	—	$—

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2013, the Funds had outstanding options as listed on the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

On December 31, 2013, Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund had unrealized appreciation of $110,111 and $5,755,753, respectively, as a result of their investments in these financial instruments. The aggregate market values of these certificates for Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund represented 1.2% and 17.8%, respectively, of their total market values at December 31, 2013.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2013:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$19,195,285

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2013:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts*	Investments, at market value	$34,133,138

*	Includes cumulative appreciation (depreciation) of options contracts shown in the Schedule of Investments.

The following table sets forth the Driehaus Emerging Markets Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2013:

Amount of net realized gain (loss) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$3,968,764

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2013:

	Amount of net realized gain (loss) on derivatives
Risk exposure category	Equity Certificates	Purchased Options	Written Options
Equity contracts	$(310,063)	$(10,929,910)	$1,024,491
Commodity contracts	—	(232,637)	—
Foreign currency contracts.	—	(230,181)	—

The following table sets forth the Driehaus Emerging Markets Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2013:

Change in net unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$(672,775)

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2013:

	Change net in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates	Purchased Options
Equity contracts	$4,990,457	$(666,085)
Foreign currency contracts	—	64,280

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected or will elect to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2012, 2011 and 2010 remain open to Federal and state audit. As of December 31, 2013, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

For the year ended December 31, 2013, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and capital loss carryforwards expiring. Results of operations and net assets were not affected by these reclassifications.

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed net investment income	$309,729	$(3,062,173)	$421,238	$1,475,831	$208,732	$385,004	$127,358
Undistributed net realized gain	(358,334)	1,103,444	(409,140)	(1,475,831)	(208,732)	(385,004)	(340,683)
Paid-in capital	48,605	1,958,729	(12,098)	—	—	—	213,325
For Federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2013:

	Pre-Enactment Net Capital Loss Carryover Expiring In		Post-Enactment Unlimited Period of Net Capital Loss Carryover
Fund	2016	2017	Short- Term	Long- Term	Accumulated Capital Loss Carryover
Driehaus International Discovery Fund	$119,874,502	$109,113,076	$—	$—	$228,987,578
Driehaus Emerging Markets Small Cap Growth Fund	—	—	6,730,035	—	6,730,035

During the year ended December 31, 2013, Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund utilized $32,972,648, $46,914,023 and $16,027,905 of capital loss carryforwards, respectively.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2013, the following qualified late-year losses were deferred and recognized on January 1, 2014:

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Losses Deferral	Total
Driehaus Emerging Markets Growth Fund	$188,729	$12,119,097	$—	$12,307,826
Driehaus Emerging Markets Small Cap Growth Fund	75,337	—	—	75,337
Driehaus Global Growth Fund	—	146,129	—	146,129

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$—	$—	$309,776	$16,561,929	$302,140	$2,203,195	$—
Net long-term capital gain	—	38,958,248	—	13,844,049	3,760,630	3,361,585	—

Total distributions paid	$—	$38,958,248	$309,776	$30,405,978	$4,062,770	$5,564,780	$—

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
Ordinary income	$—	$3,661,528	$1,246,733	$1,069,444	$—	$—	$116,590
Net long-term capital gain	—	—	—	—	1,436,164	2,022,728	1,667,897

Total distributions paid	$—	$3,661,528	$1,246,733	$1,069,444	$1,436,164	$2,022,728	$1,784,487

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed ordinary income	$906,878	$—	$—	$9,608,595	$212,176	$620,178	$1,275,778
Undistributed long-term capital gain	—	—	—	2,538,174	633,199	429,896	2,251,542

Accumulated earnings	$906,878	$—	$—	$12,146,769	$845,375	$1,050,074	$3,527,320
Paid-in capital	343,103,912	1,475,045,072	171,947,827	221,387,503	32,628,019	27,029,960	53,319,615
Accumulated capital and other losses	(228,987,578)	(12,307,826)	(6,805,372)	—	(146,129)	—	—
Unrealized appreciation (depreciation) on foreign currency	35,996	3,131	14,989	17,812	(364)	—	—
Unrealized appreciation on investments	18,828,144	172,125,496	26,127,289	37,118,630	6,359,023	6,199,002	17,829,850

Net assets	$133,887,352	$1,634,865,873	$191,284,733	$270,670,714	$39,685,924	$34,279,036	$74,676,785

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses, which are reported by the Funds, result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of spot contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2013.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncements

In June 2013, FASB issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Effective January 1, 2013, the Funds adopted FASB’s Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update 2011-11 (“ASU 2011-11”) “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The adoption of the standard did not have a material effect on the Funds’ financial statements as of December 31, 2013.

Subsequent Events

On September 11, 2013, the Board of Trustees of the Trust approved reductions in the management fees for the Driehaus International Discovery Fund and the Driehaus Global Growth Fund pursuant to the amended investment advisory agreement between the Trust, on behalf of the Funds, and Driehaus Capital Management LLC (the “Adviser”). The reduction in each Fund’s management fee became effective on January 1, 2014.

Effective January 1, 2014, the Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets.

Effective January 1, 2014, the Driehaus Global Growth Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily at an annual rate of 1.00% of the Fund’s average daily net assets.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily as follows: 1.35% on the first $1 billion of average daily net assets and 1.25% of average daily net assets in excess of $1 billion. Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. Driehaus Global Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.15% of the Fund’s average daily net assets. Driehaus Mid Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of the Fund’s average daily net assets. Driehaus Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

DCM has entered into an agreement to cap Driehaus Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until August 21, 2014. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2013, DCM recaptured fees for Driehaus Emerging Markets Small Cap Growth Fund totaling $108,124 under this agreement and there are no additional amounts subject to recapture.

DCM has entered into an agreement to cap Driehaus Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.75% of average daily net assets until April 30, 2015. For a period of three years subsequent to the date the waiver or reimbursement was made, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2013, DCM waived fees for Driehaus Mid Cap Growth Fund totaling $27,897 under this agreement and the amount of potential recovery expiring December 31, 2014, December 31, 2015, and December 31, 2016 was $48,478, $52,090 and $27,897, respectively.

DCM has entered into an agreement to cap Driehaus Micro Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.70% of average daily net assets until November 18, 2016. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended December 31, 2013, DCM waived fees for Driehaus Micro Cap Growth Fund totaling $39,026 under this agreement, all of which was subject to recapture.

The amounts accrued and payable to DCM during the year ended December 31, 2013, are as follows:

Fund	Advisory Fees	Advisory Fees Payable (included in Due to affiliate)
Driehaus International Discovery Fund	$2,231,145	$151,968
Driehaus Emerging Markets Growth Fund	19,091,401	2,029,878
Driehaus Emerging Markets Small Cap Growth Fund	2,203,464	233,477
Driehaus International Small Cap Growth Fund	3,794,929	336,745
Driehaus Global Growth Fund	420,570	37,702
Driehaus Mid Cap Growth Fund	289,322	21,843
Driehaus Micro Cap Growth Fund	102,489	48,303

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2013, these arrangements reduced the expenses of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund by $39,485 (1.4%), $277,328 (1.3%), $32,223 (1.2%), $56,916 (1.3%), $3,750 (0.5%), $41 (0.0%) and $0 (0.0%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon earns the larger of a monthly minimum fee or a monthly fee based upon average net assets. For the year ended, December 31, 2013, BNY Mellon waived $2,500 for administrative and accounting fees for Driehaus Micro Cap Growth Fund. BNY Mellon also acts

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon earns a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Micro Cap Growth Fund. For the year ended December 31, 2013, BNY Mellon waived $6,000 for Driehaus Emerging Markets Small Cap Growth Fund and $6,000 for Driehaus Micro Cap Growth Fund.

C. OTHER FINANCIAL INSTRUMENTS

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2013, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The unrealized appreciation or depreciation on spot contracts is reflected as a separate line item in the Statements of Assets and Liabilities. On December 31, 2013, the Funds’ currency transactions were limited to transaction hedges.

D.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and option contracts, for the year ended December 31, 2013 were as follows:

Fund	Purchases	Sales
Driehaus International Discovery Fund	$251,079,018	$344,671,915
Driehaus Emerging Markets Growth Fund	3,731,937,757	3,202,793,697
Driehaus Emerging Markets Small Cap Growth Fund	388,587,421	304,851,715
Driehaus International Small Cap Growth Fund	777,384,362	803,198,427
Driehaus Global Growth Fund	58,759,635	60,085,487
Driehaus Mid Cap Growth Fund	57,874,183	55,993,347
Driehaus Micro Cap Growth Fund	19,261,188	13,885,241

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. On December 31, 2013, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note A).

F.  LINES OF CREDIT

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund have together obtained an uncommitted line of credit in the amount of $25,000,000 and Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Growth Fund and Driehaus Mid Cap Growth Fund have together obtained an uncommitted line of credit in the amount of $5,000,000. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%. Driehaus International Discovery Fund utilized the line of credit during the periods March 22, 2013 to April 3, 2013 and August 9, 2013 to August 15, 2013. For the period March 22, 2013 to April 3, 2013, the average daily loan balance outstanding on days where borrowings existed was $14,000,000 and the weighted average interest rate was 1.65%. For the period August 9, 2013 to August 15, 2013, the average daily loan balance outstanding on days where borrowings existed was $25,000,000 and the weighted average interest rate was 1.60%. The interest expense, which is included on the Statements of Operations, was $14,197 for Driehaus International Discovery Fund.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

G.  FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund, and Driehaus Micro Cap Growth Fund, (collectively, the “Funds”) as of December 31, 2013, and the related statements of operations, statements of changes in net assets and financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 24, 2014

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	10	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; Driehaus Trust Company, LLC; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	10	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	10	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	President’s Advisory Council on Financial Capability, 2010-2013; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2006, Chairman Since 2012; Wisconsin Alumni Association Board, 2006-2012; President’s Advisory Council on Financial Literacy, 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008-2010; Advisory Board of the Trust, 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	10	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Interested and Independent Trustees of the Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	10	Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003; Advisory Board of the Trust, 2011-2012.
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	10	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company)) since 2010; Vice President and Counsel, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010; Associate General Counsel of Superfund Group (formerly, Quadriga Group, a financial services company) from 2005-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2013.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,142.20	$8.86
Hypothetical (5% return before expenses)	$1,000	$1,016.94	$8.34

Driehaus Emerging Markets Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,083.50	$8.67
Hypothetical (5% return before expenses)	$1,000	$1,016.89	$8.39

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,040.90	$9.47
Hypothetical (5% return before expenses)	$1,000	$1,015.93	$9.35

Fund Expense Examples — (Continued)

Driehaus International Small Cap Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,183.50	$9.30
Hypothetical (5% return before expenses)	$1,000	$1,016.69	$8.59

Driehaus Global Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,171.40	$10.56
Hypothetical (5% return before expenses)	$1,000	$1,015.48	$9.80

Driehaus Mid Cap Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,213.40	$9.76
Hypothetical (5% return before expenses)	$1,000	$1,016.38	$8.89

Driehaus Micro Cap Growth Fund**

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,074.00	$2.13
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.64

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

**	The Driehaus Micro Cap Growth Fund commenced operations on November 18, 2013. The actual return and expenses are paid during the period by this Fund were for the period from November 18, 2013 to December 31, 2013 (44 days) instead of the entire six-month period. The hypothetical return is based on the entire six-month period for comparison purposes.

Driehaus International Discovery Fund..	1.64%
Driehaus Emerging Markets Growth Fund	1.65%
Driehaus Emerging Markets Small Cap Growth Fund	1.84%
Driehaus International Small Cap Growth Fund	1.69%
Driehaus Global Growth Fund	1.93%
Driehaus Mid Cap Growth Fund	1.75%
Driehaus Micro Cap Growth Fund	1.70%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2013

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds’ designate the following amounts as a long-term capital gain distribution:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
$—	$40,916,978	$—	$16,382,221	$4,356,241	$3,631,334	$2,251,542

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
0.00%	0.00%	60.78%	22.75%	66.21%	3.99%	0.00%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
0.00%	0.00%	45.81%	0.00%	26.81%	3.78%	0.00%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2013 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DREGX”), Driehaus International Discovery Fund (“DRIDX”), Driehaus International Small Cap Growth Fund (“DRIOX”), Driehaus Global Growth Fund (“DRGGX”), Driehaus Mid Cap Growth Fund (“DRMGX”) and Driehaus Emerging Markets Small Cap Growth Fund (“DRESX”) (DREGX, DRIDX, DRIOX, DRGGX, DRMGX and DRESX are each a “Fund” and collectively the “Funds”) and the amended Letter Agreements for DRIDX and DRGGX, effective January 1, 2014, on September 11, 2013. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on August 28, 2013 to review the materials provided in response to their request, and identified areas for further response by Fund management. Following receipt of further responses from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule, and noted that the Adviser had agreed to reduce its advisory fee for DRIDX and DRGGX.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board reviewed DREGX’s, DRIDX’s, DRGGX’s and DRIOX’s performance on a net return basis over the 1-, 3- and 5-year and year-to-date periods ended June 30, 2013. For DRMGX, the Board considered the performance on a net return basis for the 1- and 3-year and year-to-date periods ended June 30, 2013, and for DRESX, the Board considered the performance on a net return basis for the 1-year and year-to-date periods ended June 30, 2013. The Board also reviewed performance for DRMGX that included one of its predecessor limited partnerships for the 5-year period ended June 30, 2013; performance for DRESX, including that of its predecessor limited partnership, for the 3-year period ended June 30, 2013; and 10-year performance of DRIOX, which included that of its predecessor limited partnership. Because the predecessor limited partnerships to DRMGX, DRIOX and DRESX did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of these Funds’ longer-term performance information. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was meaningful to also analyze the performance over rolling time periods, and the Board reviewed rolling relative performance to benchmark information for certain Funds. The Board compared short-term and longer-term returns to various agreed-upon performance measures, including market indices and peer groups. Peer group data was compiled from Lipper Inc., an independent provider of mutual fund data. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser for DREGX, DRIOX, DRMGX and DRESX continue to be satisfactory.

As to the specific Funds, the Board noted that DREGX’s performance was in the top decile of its peer group for the 1-, 3- and 5-year periods. The Board also noted that DREGX outperformed its benchmark index for the 1-, 3-, 5- and 10-year and since-inception (December 31, 1997) periods. With respect to DRIOX, the Board noted that, although its performance for the 1-, 3- and 5-year periods was below the median of its peer group, underperformance was largely attributable to a particular period of underperformance, and the peer group was small and dispersion within the peer group can be small. The Board noted that DRIOX’s year-to-date performance was above the median of its peer group and that 1-year performance was competitive. The Board also noted that DRIOX outperformed its benchmark index for the 1-, 3-, 5- and 10-year periods (the latter of which includes the performance of its predecessor partnership). The Board considered that DRMGX’s performance for the 1-, 3- and 5-year and year-to-date periods was below the median of its peer group (the 5-year period includes the performance of a predecessor partnership), although it was competitive for the year-to-date, 1-year and 3-year periods. In addition, the Board noted that although DRMGX underperformed its benchmark index for the 1-, 3- and 5-year periods, the Fund outperformed its benchmark index for the 10-year period (the 5- and 10-year periods include the performance of a predecessor partnership). For DRESX, the Board noted that the Fund was in the top decile of its peer group for the 1-year and 3-year and year-to-date periods and outperformed its benchmark index for the 1-year and 3-year periods (the 3-year period includes the performance of its predecessor limited partnership).

On the basis of its evaluation of the information presented and its ongoing review of investment results, the Board concluded that based on the nature, quality and extent of services provided by the Adviser for DRIDX and DRGGX, it continues to be in the best interests of these Funds to continue the Agreement. The Board noted the Adviser’s ongoing adherence to its investment style, including maintaining its high ratio of active share in comparison to each Fund’s benchmark. Recognizing that this investment style produces a differentiated outcome from the benchmarks, the Board noted that, although DRIDX underperformed its benchmark index (the MSCI AC World ex USA Index) for the 1-, 3-, 5- and 10-year periods, it outperformed the MSCI AC World ex USA Growth Index for the 10-year period. The Board also noted that although DRIDX’s performance was below the median of its peer group for the 1-, 3- and 5-year and year-to-date periods, performance was on an improving trend, with competitive short-term performance, ranking in the 54th percentile of its peer group for the year-to-date period. For DRGGX, the Board noted that performance was below the median for the 1-, 3- and 5-year and year-to-date periods. The Board reviewed the reasons for the periods of peer group and benchmark underperformance of DRIDX and DRGGX, which during the past year included the Funds’ bias to emerging market and small capitalization stocks and stocks with medium term momentum. The Board also reviewed the steps taken to improve performance, including personnel changes within the analyst team and enhancements to the operations of the investment team.

The Board also considered each Fund’s rolling 1-year, 3-year and 5-year returns over the life of the Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund (with the exception of DRGGX) outperformed its benchmark index. For DRGGX, the Board noted the underperformance to the index over a majority of the rolling periods, but took into consideration the Adviser’s statement that the limited number of periods did not provide a sufficient basis upon which to make a judgment. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

Fees.    The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of June 30, 2013, and compared the advisory fee and total expense ratio to the fees and expense ratios of peer group funds based on data compiled from Lipper Inc. as of June 30, 2013. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its peer group; however, because of the Funds’ fee structures, total expense ratios are relatively competitive, as they all fall between the 21st and 45th percentiles (1st percentile being the highest expense ratio). The Board considered that the Adviser proposed a reduction in advisory fee rates for DRIDX and DRGGX and also considered the Funds’ asset size and, for DRMGX and DRESX, the expense reimbursement arrangements with the Adviser. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s aggressive growth style and the substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $330,000 in directed brokerage credits, which are used to reduce expenses of the Funds.

The Board noted that the Adviser stated that, with the fee reduction which is to take effect on January 1, 2014, there will be no diminution in the quality or quantity of the services provided to DRIDX or DRGGX. On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund, and as amended for DRIDX and DRGGX, was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that DRIOX is currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser under an expense sharing arrangement with DS LLC. The Board concluded that, based on the projected profitability calculated for the Trust as well as for the Funds individually (noting that DRESX, DRGGX and DRMGX were expected to continue to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Initial Approval of the

Investment Advisory Agreement for Driehaus Micro Cap Growth Fund

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for the Driehaus Micro Cap Growth Fund (the “Fund”) on September 11, 2013. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider approval of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to approve the Agreement to the full Board. In connection with the review, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services to be provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements as well as the Adviser’s risk management processes developed for analyzing, reviewing and assessing risk exposure for the Fund. In particular, the Board considered the management team’s experience relevant to managing other products with a micro cap growth strategy, including the performance of one of its predecessor partnerships (restated to reflect Fund expenses) compared to a peer group of micro cap growth funds based on data compiled from Lipper Inc. (“Lipper”) for the one-, three-, five- and ten-year periods ended June 30, 2013. Because the predecessor limited partnership did not operate as a mutual fund and was not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of the performance information.

On the basis of this evaluation and the Board’s experience with the Adviser in managing other series of the Trust, the Board concluded that the nature, quality and extent of services to be provided by the Adviser are expected to be satisfactory.

Fees.    The Board considered the Fund’s proposed advisory fee, operating expenses and estimated total expense ratio, and compared the advisory fee and expense ratio to fees and expense ratios of the Lipper peer group as of the fiscal year end of each fund in the peer group. The Board noted that the Fund’s proposed advisory fee of 1.25% would be in the 14th percentile of the Lipper Micro Cap Growth peer group (1st percentile being the highest fee) as of June 30, 2013. The Board considered that the Adviser will reimburse the Fund for annual expenses in excess of 1.70% of average daily net assets (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) for a three-year period. The Board also considered the fact that the Adviser has agreed to absorb the organizational costs of the Fund, including legal costs. In addition, the Board considered the Fund’s proposed advisory fee rate as compared to fees charged by the Adviser to other accounts with similar investment objectives and policies as the Fund and noted that the rate for the Fund was less than or equal to rates charged in connection with the predecessor partnerships to the Fund. In addition, the Board considered that the expense ratio of 1.70% would rank the Fund in the 42nd percentile of the Lipper Micro Cap Growth peer group (1st percentile being the highest expense ratio).

On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature and quality of services expected to be provided by the Adviser.

Profitability and Economies of Scale.    In considering the reasonableness of the proposed advisory fee, the Board considered the undertaking by the Adviser to assume Fund organizational expenses as well as to reimburse Fund expenses exceeding a 1.70% cap (other than interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses ) for a three-year period. The Board noted that the Fund will not have a Rule 12b-1 fee or shareholder service fee. The Board also noted that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), will serve as distributor of the Fund without compensation and that DS LLC will provide compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which will be reimbursed by the Adviser under an expense sharing arrangement with DS LLC.

The Board also considered potential economies of scale with respect to the management of the Fund and whether the Fund will benefit from any economies of scale. The Board noted the capacity constraints of the Fund and the Adviser’s conclusion that it will not earn its full fee until net assets reach approximately $60 million.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits to be received by the Adviser and its affiliates. The Board noted that the Adviser expects to earn fall-out benefits in the form of soft dollar credits from its relationship with the Fund. The Board concluded that the proposed advisory fee was reasonable in light of any anticipated fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for the Fund were fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

DRH-AR2013